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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

As filed with the Securities and Exchange Commission on July 29, 2011

Securities Act File No. 333-

Investment Company Act File No. 811-22260

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
(Check appropriate box or boxes)

RMR ASIA PACIFIC REAL ESTATE FUND
(Exact Name of Registrant as Specified in Charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(617) 332-9530
(Area Code and Telephone Number)

Adam D. Portnoy, President
RMR Asia Pacific Real Estate Fund
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458
(Name and Address of Agent for Service)

With copies to:
Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522 (212) 735-3000	Louis A. Goodman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street Boston, Massachusetts 02108 (617) 573-4800

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS
REGISTRATION STATEMENT
(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Shares of Beneficial Interest $0.001 par value	N/A	N/A	$1,000,000	$116.10

Auction Preferred Shares $0.0001 par value	N/A	N/A	$1,000,000	$116.10

        The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

RMR ASIA PACIFIC REAL ESTATE FUND

CONTENTS OF REGISTRATION STATEMENT

        This Registration Statement contains the following papers and documents:

  •
  Cover Sheet

  •
  Contents of Registration Statement:

  •
  Letter to Shareholders of RMR Asia Pacific Real Estate Fund from Adam D. Portnoy, President of RMR Funds

  •
  Questions and Answers to Shareholders of RMR Asia Pacific Real Estate Fund

  •
  Notice of a Special Meeting of Shareholders of RMR Asia Pacific Real Estate Fund

  •
  Part A—Proxy Statement/Prospectus Relating to the Proposed Reorganization of RMR Real Estate Income Fund Into RMR Asia Pacific Real Estate Fund

  •
  Part B—Statement of Additional Information Relating to the Proposed Reorganization of RMR Real Estate Income Fund Into RMR Asia Pacific Real Estate Fund

  •
  Part C—Other Information

  •
  Signature Page

  •
  Exhibits

Important Information

[      ], 2011

Dear Shareholder:

        I want to share with you certain details of the important enclosed proxy that requires your attention. It is being sent to you because you own shares of RMR Asia Pacific Real Estate Fund (NYSE Amex: RAP).

        We propose that RMR Real Estate Income Fund ("RIF"), a closed end fund, be reorganized by merging with and into RMR Asia Pacific Real Estate Fund ("RAP", and together with RIF, the "Funds"), a closed end fund (the "Reorganization"). If the reorganization is completed, RAP and RIF would become a single closed end fund. Even though RAP would survive the merger, RAP would change its investment objectives, policies and restrictions and its investment advisory agreements so that it can be operated in the same manner as RIF was operated prior to the merger, including with respect to the direct management of its portfolio by RMR Advisors, Inc. (the "Advisor") and the use of leverage in the form of preferred shares and borrowings. We refer to RAP as it will be operated following the Reorganization as the "Reorganized Fund."

        At a Special Meeting, RAP shareholders will be asked to consider the issuance of additional common shares of RAP (the "Issuance") in connection with the proposed Reorganization, proposed revisions to the fundamental investment objectives and investment restrictions of RAP (the "Changes to the Fundamental Investment Objectives and Restrictions"), and an amended and restated investment advisory contract between RAP and the Advisor (the "Amended Advisory Agreement"). If the Reorganization is completed, as a result of the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions and the Amended Advisory Agreement, the Reorganized Fund will operate in the same manner that RIF is currently operated.

        In connection with the Reorganization, RAP will issue preferred shares, par value $0.0001 ("Reorganized Fund Preferred Shares"), in connection with the Reorganization to RIF preferred shareholders with an aggregate liquidation preference equal to the aggregate liquidation preference of RIF's outstanding preferred shares, RIF will assign its credit facility with Wells Fargo Bank, National Association ("Wells Fargo") to RAP and RAP will change its name to "RMR Real Estate Income Fund" and assume RIF's ticker symbol on the NYSE Amex. RIF will be the surviving fund in the Reorganization for accounting purposes and for purposes of presenting investment performance history.

        The Board of Trustees of RAP has unanimously approved the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions, and the Amended Advisory Agreement as in the best interests of RAP and its shareholders, and unanimously recommends that you vote "FOR" each proposal. The Reorganization is conditioned upon the approval by RAP's shareholders of each of the Issuance, Changes to the Fundamental Investment Objectives and Restrictions and the Amended Advisory Agreement. If any one of the proposals is not approved by RAP's shareholders, the Reorganization will not occur. RIF's Board of Trustees has also approved the Reorganization as in the best interests of RIF and its shareholders; however, neither RIF's governing documents nor applicable law requires RIF's shareholders to vote to approve the Reorganization.

        Provided the RAP shareholders approve the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions, and the Amended Advisory Agreement and the other conditions to the consummation of the Reorganization are satisfied, RAP will commence a self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share in order to provide RAP shareholders who do not desire an investment in a fund focused on the U.S. real estate sector an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. See "Risk Factors and Special Considerations—Risks Related to the Reorganization—Tender Offer Risk" in the Proxy Statement/Prospectus.

        I believe there are several important benefits of the Reorganization, including the following:

  •
  You will continue to hold shares in a fund that primarily pursues investments in real estate related securities. RAP and RIF each focus on real estate related securities in different geographical areas. RIF focuses on investments in real estate investment trusts and real estate companies domiciled in the United States, whereas RAP focuses on investments in real estate related companies in the Asia Pacific region. In connection with the Reorganization, RAP's fundamental and non-fundamental investment objectives, policies and restrictions will be changed so that the Reorganized Fund's fundamental and non-fundamental investment objectives, policies and restrictions will be identical to those of RIF. RAP, upon becoming the Reorganized Fund, currently anticipates liquidating all or substantially all of its portfolio of Asia Pacific real estate companies and reinvesting the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with its revised investment objectives, policies and restrictions. Notwithstanding the Funds' broad similarities, the Reorganization will result in RAP shareholders holding an investment in a fund with a different investment focus and a different portfolio of investments.

  •
  The Reorganized Fund will seek to earn and pay to its common shareholders a high level of current income by investing in real estate companies, with a secondary objective of capital appreciation; whereas RAP currently seeks only capital appreciation. As a result, RAP shareholders will become investors in a fund with a greater focus on income rather than capital appreciation. The Reorganized Fund intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Reorganized Fund intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is a policy by which the Reorganized Fund will seek to provide its common shareholders with a regular quarterly dividend, and which is the type of distribution policy currently followed by RIF. This policy is different from the policy RAP historically followed, which did not seek to pay a regular quarterly dividend to shareholders, but rather made distributions to shareholders only to the extent necessary to maintain its qualification as a "regulated investment company" ("RIC") under the United States Internal Revenue Code of 1986, as amended (the "Code") and to avoid corporate income and excise taxes for U.S. federal income tax purposes. As a result of this historical policy and RAP's investment program of investing in companies, many of which are treated as "passive foreign investment companies" ("PFICs") for U.S. federal income tax purposes, RAP's distributions to shareholders have generally been irregular. This is largely due to the unpredictable nature of PFIC income that RAP is required to recognize on a mark-to-market (or deemed) basis each year under the U.S. federal income tax rules with respect to PFICs. See "U.S. Federal Income Tax Matters: Tax Consequences of Certain Investments" in the Statement of Additional Information. This mark-to-market capital income in turn creates "phantom" income, which RAP must distribute to its shareholders in order to maintain its qualification as a RIC and to avoid corporate income and excise taxes for U.S. federal income tax purposes. A substantial portion of RAP's distributions have generally consisted of this "phantom" PFIC income recognized as a result of pursuing RAP's investment objective of capital appreciation. Thus, in some years RAP has made no cash distributions to shareholders, whereas in other years, such as 2010, RAP has made distributions substantially equivalent to RIF's distributions. RAP's Board believes that the Reorganization and the Reorganized Fund's consequent adoption of a level rate dividend policy and investment program of investing in U.S. REITs, which have historically provided sufficient cash income to support such a distribution policy, will benefit RAP shareholders by providing them with a more stable, frequent and predictable source of income that, over time, would be expected to result in RAP shareholders receiving higher current income in the form of regular quarterly dividend distributions. Moreover, as a result of the Reorganized Fund being able to invest in a larger portfolio of income yielding securities, as compared to either RIF or RAP pre-Reorganization, RAP's Board expects that the Reorganized Fund will be able to implement a level rate dividend policy that calls for a level of distributions that would represent a $0.02 per share per quarter, or $0.08 per share on an annualized basis, increase to RIF's current distribution rate. RAP's Board has thus conditionally approved a regular quarterly dividend at a rate for the Reorganized Fund that would be the substantive equivalent of RIF increasing its regular quarterly dividend by $0.02 per share per quarter, or $0.08 per share on an annualized basis. The implementation of a level rate dividend policy for the Reorganized Fund, together with the consequent comparative increase in the level of the regular quarterly dividend, is conditioned upon the Reorganization being consummated, there being no material adverse change in the financial position of either RIF or RAP prior to the consummation of the Reorganization, there being no material change in the underlying pro forma financial information upon which it based its conditional approval, and there being no material adverse change in market conditions that might impair the yield the Reorganized Fund expects to receive on its investments post-Reorganization. Of course, there can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. Nevertheless, the Board of RAP believes that your approval of the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions and the Amended Advisory Agreement make the results discussed above more likely to occur. The comparative dividend increase would take effect for the first full calendar quarter following the completion of the Reorganization.

  •
  The Reorganized Fund will use leverage for investment purposes by issuing preferred shares or by borrowing from banks or other financial institutions. In connection with the Reorganization, RAP will issue preferred shares to the preferred shareholders of RIF with an aggregate liquidation preference equal to the aggregate liquidation preference of the RIF preferred shares, and RIF will assign its credit facility with Wells Fargo to RAP. As of June 30, 2011, leverage represented approximately 22% of RIF's average managed assets (which includes average net assets attributable to common shares as well as average assets attributable to RIF's preferred shares and the principal amount of RIF's borrowings). Immediately, after the Reorganization, it is currently anticipated that leverage would represent approximately 14% of the Reorganized Fund's average managed assets. The Reorganized Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives, policies and restrictions. There can be no assurance that the Reorganized Fund's leverage strategies will be successful. If the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on its borrowings exceed the net rate of return on the Reorganized Fund's portfolio, the leverage will result in a lower net asset value than if the Reorganized Fund were not leveraged. But if the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on its borrowings do not exceed the net rate of return of the Reorganized Fund's portfolio, the leverage will result in higher returns to common shareholders than if leverage were not used. See "Risk Factors and Special Considerations—General Risks of Investing in the Reorganized

    Fund—Leverage Risk", "Additional Information About Preferred Shares of the Funds" and "Borrowings" in the attached Proxy Statement/Prospectus.

  •
  Certain fixed administrative costs will be spread across the Reorganized Fund's larger asset base, resulting in lower aggregate administrative costs for the Reorganized Fund on a per share basis. Because the Reorganized Fund will pay for the leverage described above, however, RAP's total annual gross expense ratio would increase by 9 basis points (34 basis points taking into account RAP's contractual advisory fee waiver) on a pro forma basis. The increase in RAP's expense ratio results from the Reorganized Fund adopting a leveraged capital structure identical to that of RIF's. Assuming the Reorganized Fund did not adopt a leveraged capital structure, RAP's total gross expense ratio would decrease by 35 basis points (10 basis points taking into account RAP's contractual advisory fee waiver) on a pro forma basis. Thus, while RAP shareholders are expected to realize cost savings arising out of spreading fixed administrative costs over a larger asset base, RAP shareholders will also obtain an investment in a leveraged fund and the costs of that leverage (approximately 44 basis points) may result in higher absolute expenses for RAP shareholders. The Board of Trustees of RAP believes that such increase in expenses is in the best interests of the RAP shareholders because the RAP shareholders would receive the benefit of the potentially higher returns offered by a leveraged fund such as the Reorganized Fund under normal market conditions, as opposed to an unleveraged fund, such as the pre-Reorganization RAP.

  •
  Holders of common shares may experience enhanced market liquidity and a narrower market trading discount to net asset value due to the changed investment focus of the Reorganized Fund, the expanded common shareholder base for the Reorganized Fund and the potential increase in current income for the Reorganized Fund common shares, as discussed above. Nevertheless, there can be no assurance that the Reorganized Fund's market trading discount to net asset value will narrow as compared to RAP's or RIF's historic market trading discount.

YOUR VOTE MATTERS

        No matter how large or small your Fund holdings, your vote is extremely important. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional costs associated with soliciting your vote. Please call the firm assisting the Fund in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at 212-750-5833. Other shareholders may call Innisfree, toll free, at 877-825-8971.

        I thank you for your prompt vote on this matter.

Sincerely, Adam D. Portnoy President, RMR Funds

        RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

        The tender offer referred to in this letter has not yet commenced and relates to a planned tender offer by RAP for up to 20% of its outstanding shares at a price equal to RAP's NAV per common share at the time the purchase is completed. This letter is neither an offer to purchase nor a solicitation of an offer to sell any shares of RAP. The solicitation and the offer to buy shares of RAP common stock will be made pursuant to an offer to purchase and related materials that RAP intends to file with the U.S. Securities and Exchange Commission, subject to the satisfaction of the conditions described in this letter and in the accompanying Proxy Statement/Prospectus. At the time the tender offer is commenced, RAP intends to file a Tender Offer Statement on Schedule TO containing an offer to

4

purchase, forms of letters of transmittal and other documents relating to the tender offer. RAP intends to mail these documents to the shareholders of RAP. These documents will contain important information about the tender offer and shareholders of RAP are urged to read them carefully when they become available. Investors may obtain a free copy of these documents (when they become available) filed with the SEC at the SEC's web site at www.sec.gov. In addition, the tender offer statement and related materials may also be obtained for free (when they become available) by directing a request to: RMR Advisors, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or by calling: (617) 332-9530.

5

IMPORTANT NOTICE

TO SHAREHOLDERS OF RMR ASIA PACIFIC REAL ESTATE FUND ("RAP")

QUESTIONS & ANSWERS

        Although you should read the complete Proxy Statement/Prospectus, the following is a brief summary of certain issues which may affect your vote, in question and answer format:

Q:    WHAT IS BEING PROPOSED AT THE SHAREHOLDER MEETING?

A:
In connection with the proposed reorganization (the "Reorganization") of RMR Real Estate Income Fund ("RIF") into RAP (RIF and RAP being collectively referred to as the "Funds"), RIF will merge into RAP pursuant to Delaware law, the common shareholders of RIF will receive common shares of RAP and the preferred shareholders of RIF will receive preferred shares of RAP. To effect the Reorganization, common shareholders of RAP are being asked to vote on:

•
the issuance of additional common shares of RAP (the "Issuance"), par value $0.001 per share ("RAP Common Shares"), in connection with the Reorganization;

•
revisions to the fundamental investment objectives and restrictions of RAP (the "Changes to the Fundamental Investment Objectives and Restrictions"); and

•
an amended and restated investment advisory contract with RMR Advisors, Inc., the Funds' investment adviser (the "Advisor") (the "Amended Advisory Agreement").

  If the Reorganization is completed, the Reorganized Fund will be operated in substantially the same manner as RIF operated prior to the Reorganization.

  The Reorganization is conditioned on shareholders of RAP approving all three proposals. If any of the three proposals is not approved by RAP's shareholders, the Reorganization will not occur.

Q:    WHY IS THE REORGANIZATION BEING RECOMMENDED?

A:
RAP's Board of Trustees (the "Board") has unanimously determined that the Reorganization should offer potential benefits to RAP common shareholders. Each Fund invests in real estate related securities; however, RIF focuses on real estate related securities in the United States and RAP focuses on real estate related securities in the Asia Pacific region. In connection with the Reorganization, RAP's fundamental and non-fundamental investment objectives, policies and restrictions will be changed so that the Reorganized Fund's fundamental and non-fundamental investment objectives, policies and restrictions will be identical to those of RIF. RAP, upon becoming the Reorganized Fund, currently anticipates liquidating all or substantially all of its portfolio of Asia Pacific real estate companies and reinvesting the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with its revised investment objectives, policies and restrictions. Notwithstanding the Funds' broad similarities, the Reorganization will result in RAP shareholders holding an investment in a fund with a different investment focus and a different portfolio of investments. Provided the RAP shareholders approve the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions, and the Amended Advisory Agreement and the other conditions to the consummation of the Reorganization are satisfied, RAP will commence a self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share in order to provide RAP shareholders who do not desire an investment in a fund focused on the U.S. real estate sector an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. See "Risk Factors and Special Considerations—Risks Related to the Reorganization—Tender Offer Risk" in the Proxy Statement/Prospectus.

  The Reorganized Fund will seek to earn and pay to its common shareholders a high level of current income by investing in real estate companies, with a secondary objective of capital appreciation; whereas RAP currently seeks only capital appreciation. As a result, RAP shareholders will become investors in a fund with a greater focus on income rather than capital appreciation. The Reorganized Fund intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Reorganized Fund intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is a policy by which the Reorganized Fund will seek to provide its common shareholders with a regular quarterly dividend, and which is the type of distribution policy currently followed by RIF. This policy is different from the policy RAP historically followed, which did not seek to pay a regular quarterly dividend to shareholders, but rather made distributions to shareholders only to the extent necessary to maintain its qualification as a "regulated investment company" ("RIC") under the United States Internal Revenue Code of 1986, as amended (the "Code") and to avoid corporate income and excise taxes for U.S. federal income tax purposes. As a result of this historical policy and RAP's investment program of investing in companies, many of which are treated as "passive foreign investment companies" ("PFICs") for U.S. federal income tax purposes, RAP's distributions to shareholders have generally been irregular. This is largely due to the unpredictable nature of PFIC income that RAP is required to recognize on a mark-to-market (or deemed) basis each year under the U.S. federal income tax rules with respect to PFICs. See "U.S. Federal Income Tax Matters: Tax Consequences of Certain Investments" in the Statement of Additional Information. This mark-to-market capital income in turn creates "phantom" income, which RAP must distribute to its shareholders in order to maintain its qualification as a RIC and to avoid corporate income and excise taxes for U.S. federal income tax purposes. A substantial portion of RAP's distributions have generally consisted of this "phantom" PFIC income recognized as a result of pursuing RAP's investment objective of capital appreciation. Thus, in some years RAP has made no cash distributions to shareholders, whereas in other years, such as 2010, RAP has made distributions substantially equivalent to RIF's distributions.

  RAP's Board believes that the Reorganization and the Reorganized Fund's consequent adoption of a level rate dividend policy and investment program of investing in U.S. REITs, which have historically provided sufficient cash income to support such a distribution policy, will benefit RAP shareholders by providing them with a more stable, frequent and predictable source of income that, over time, would be expected to result in RAP shareholders receiving higher current income in the form of regular quarterly dividend distributions. Moreover, as a result of the Reorganized Fund being able to invest in a larger portfolio of income yielding securities, as compared to either RIF or RAP pre-Reorganization, RAP's Board expects that the Reorganized Fund will be able to implement a level rate dividend policy that calls for a level of distributions that would represent a $0.02 per share per quarter, or $0.08 per share on an annualized basis, increase to RIF's current distribution rate. RAP's Board has thus conditionally approved a regular quarterly dividend at a rate for the Reorganized Fund that would be the substantive equivalent of RIF increasing its regular quarterly dividend by $0.02 per share per quarter, or $0.08 per share on an annualized basis.

  The implementation of a level rate dividend policy for the Reorganized Fund, together with the consequent comparative increase in the level of the regular quarterly dividend, is conditioned upon the Reorganization being consummated, there being no material adverse change in the financial position of either RIF or RAP prior to the consummation of the Reorganization, there being no material change in the underlying pro forma financial information upon which it based its conditional approval, and there being no material adverse change in market conditions that might impair the yield the Reorganized Fund expects to receive on its investments post-Reorganization. Of course, there can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. Nevertheless, the Board of RAP believes that your approval of the Issuance, the Changes to the Fundamental

  Investment Objectives and Restrictions and the Amended Advisory Agreement make the results discussed above more likely to occur. The comparative dividend increase would take effect for the first full calendar quarter following the completion of the Reorganization.

  Certain fixed administrative costs will be spread across the Reorganized Fund's larger asset base, resulting in lower aggregate administrative costs for the Reorganized Fund on a per share basis. Because the Reorganized Fund will pay for the leverage described below under "How Will the Reorganization Affect RAP's Capital Structure?", however, RAP's total annual gross expense ratio would increase by 9 basis points (34 basis points taking into account RAP's contractual advisory fee waiver) on a pro forma basis. The increase in RAP's expense ratio results from the Reorganized Fund adopting a leveraged capital structure identical to that of RIF's. Assuming the Reorganized Fund did not adopt a leveraged capital structure, RAP's total gross expense ratio would decrease by 35 basis points (10 basis points taking into account RAP's contractual advisory fee waiver) on a pro forma basis. Thus, while RAP shareholders are expected to realize cost savings arising out of spreading fixed administrative costs over a larger asset base, RAP shareholders will also obtain an investment in a leveraged fund and the costs of that leverage (approximately 44 basis points) may result in higher absolute expenses for RAP shareholders. The Board of RAP believes that such increase in expenses is in the best interests of the RAP shareholders because the RAP shareholders would receive the benefit of the potentially higher returns offered by a leveraged fund such as the Reorganized Fund under normal market conditions, as opposed to an unleveraged fund, such as the pre-Reorganization RAP. See "Expenses of the Funds—The Funds' Expenses" in the attached Proxy Statement/Prospectus.

  As a result of the expected enhanced market liquidity of the RAP Common Shares, it may be easier for you to sell your RAP Common Shares, or to purchase additional common shares without materially affecting the market price of the common shares. Additionally, this enhanced market liquidity and increase in income for the RAP Common Shares, as discussed above, may result in a narrowing of the trading discount to net asset value of the RAP Common Shares. Nevertheless, there can be no assurance that the Reorganized Fund's market trading discount to net asset value will narrow as compared to RAP's or RIF's historic market trading discount.

  The Proxy Statement/Prospectus contains further details of the reasons that the Reorganization is being recommended by the Board of Trustees of RAP.

Q:    HOW WILL THE REORGANIZATION AFFECT MY STOCK OWNERSHIP?

A:
Assuming the Reorganization is approved by RAP shareholders, RIF will merge with and into RAP pursuant to Delaware law and RIF's separate legal existence will cease for all purposes. Shareholders of RIF will become shareholders of RAP. Due to the changes in RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, after the consummation of the Reorganization, the Reorganized Fund will be operated in the same manner RIF was operated prior to the Reorganization. RAP will change its name to "RMR Real Estate Income Fund" and assume RIF's ticker symbol on the NYSE Amex.

  If you are a holder of common shares of RIF, you will receive newly issued RAP Common Shares in exchange for your RIF common shares. The aggregate net asset value of the RAP Common Shares you will receive will equal the aggregate net asset value of the RIF common shares you held immediately prior to the Reorganization, after giving effect to RIF's share of the costs of the Reorganization (determined as of the close of trading, 4:00 p.m. Eastern time, on the closing date of the Reorganization). The RAP Common Shares received by common shareholders of RIF will be listed for trading on the NYSE Amex and may trade at a discount to net asset value, which might be greater or less than any trading discount at which common shares of the Funds have historically traded prior to the Reorganization. It is a condition to the consummation of the Reorganization that RAP's common shareholders approve each of the proposals described in the attached Proxy Statement/Prospectus. If any one of the proposals is not approved by RAP's shareholders, the Reorganization will not occur.

  If you are a holder of preferred shares of RIF, you will receive newly issued preferred shares of RAP, in exchange for your RIF preferred shares. The aggregate liquidation preference of the Reorganized Fund Preferred Shares you receive in the Reorganization will equal the aggregate liquidation preference of the RIF preferred shares you held immediately prior to the Reorganization. The terms of the Reorganized Fund Preferred Shares, including the auction dates, rate period and dividend payment dates, will be identical to the terms of the RIF preferred shares, except in respect of the initial rate period for certain Reorganized Fund Preferred Shares. See "Proposals 1, 2 and 3: Reorganization Related Proposals—Additional Information About the Preferred Shares of the Funds—Initial Rate Periods for Reorganized Fund Preferred Shares" in the attached Proxy Statement/Prospectus.

  Provided that RAP's shareholders approve their Reorganization related proposals and the other conditions to the consummation of the Reorganization are satisfied, RAP will commence a self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share in order to provide RAP shareholders who do not desire an investment in the Reorganized Fund an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. See "Risk Factors and Special Considerations—Risks Related to the Reorganization—Tender Offer Risk" in the Proxy Statement/Prospectus.

Q:    ARE THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES SIMILAR?

  RAP invests in real estate related securities and RIF also invests in real estate related securities; however, RIF focuses on real estate related securities in the United States and RAP focuses on real estate related securities in the Asia Pacific region. In connection with the Reorganization, RAP's fundamental and non-fundamental investment objectives, policies and restrictions will be changed so that the Reorganized Fund's fundamental and non-fundamental investment objectives, policies and restrictions will be identical to those of RIF. RAP, upon becoming the Reorganized Fund, currently anticipates liquidating all or substantially all of its portfolio of Asia Pacific real estate companies and reinvesting the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with its revised investment objectives, policies and restrictions. The Reorganized Fund will seek to earn and pay to its common shareholders a high level of current income by investing in real estate companies, with a secondary objective of capital appreciation; whereas RAP currently seeks only capital appreciation. The Board of RAP believes that the Reorganized Fund's investment program will continue to benefit shareholders of RAP by allowing shareholders of RAP to remain in a fund with a focus on the real estate sector.

  Based on current market conditions, the Advisor currently believes that the Reorganized Fund will, over time, divest its portfolio of all or substantially all of RAP's current portfolio securities ("RAP Legacy Assets") and focus its investment program on the United States real estate sector. In order to sell the RAP Legacy Assets in an orderly manner, the Reorganized Fund may, for 180 days following the closing of the Reorganization, invest up to 50% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange, after which the Reorganized Fund, like RIF, will not invest more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.

Q:    WILL I HAVE TO PAY ANY UNITED STATES FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

A:
The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of RIF will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their RIF common or preferred shares (as the case may be) solely for RAP common or preferred shares (as the case may be) pursuant to the Reorganization. RIF will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither RAP nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

  On or prior to the closing date of the transactions with respect to the Reorganization (the "Closing Date"), RIF will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to RIF's common shareholders all of its undistributed investment company taxable income, if any, through the Closing Date, and all of its net capital gains, if any, through the Closing Date. Such a distribution will generally be taxable to RIF's shareholders for U.S. federal income tax purposes.

  The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

  The Reorganized Fund expects that it will, over time, divest its portfolio of all or substantially all of the RAP Legacy Assets. Based on current values, it is not expected that such dispositions will create significant taxable gain, net of other losses, to the Reorganized Fund (and its shareholders). The value of the RAP Legacy Assets will, however, fluctuate, so there can be no assurance regarding the amount of net taxable gain, if any, to the Reorganized Fund (and its shareholders) resulting from the Reorganized Fund's divestment of the RAP Legacy Assets.

Q:    WILL THE REORGANIZATION AFFECT MY DISTRIBUTIONS?

A:
The Reorganized Fund intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Reorganized Fund intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is a policy by which the Reorganized Fund will seek to provide its common shareholders with a regular quarterly dividend, and which is the type of distribution policy currently followed by RIF. This policy is different from the policy RAP historically followed, which did not seek to pay a regular quarterly dividend to shareholders, but rather made distributions to shareholders only to the extent necessary to maintain its qualification as a RIC under the Code and to avoid corporate income and excise taxes for U.S. federal income tax purposes. As a result of this historical policy and RAP's investment program of investing in companies, many of which are treated as PFICs for U.S. federal income tax purposes, RAP's distributions to shareholders have generally been irregular. This is largely due to the unpredictable nature of PFIC income that RAP is required to recognize on a mark-to-market (or deemed) basis each year under the U.S. federal income tax rules with respect to PFICs. See "U.S. Federal Income Tax Matters: Tax Consequences of Certain Investments" in the Statement of Additional Information. This mark-to-market capital income in turn creates "phantom" income, which RAP must distribute to its shareholders in order to maintain its qualification as a RIC and to avoid corporate income and excise taxes for U.S. federal income tax purposes. A substantial portion of RAP's distributions have generally consisted of this "phantom" PFIC income recognized as a result of pursuing RAP's investment objective of capital appreciation. Thus, in some years RAP has made no cash

v

  distributions to shareholders, whereas in other years, such as 2010, RAP has made distributions substantially equivalent to RIF's distributions.

  RAP's Board believes that the Reorganization and the Reorganized Fund's consequent adoption of a level rate dividend policy and investment program of investing in U.S. REITs, which have historically provided sufficient cash income to support such a distribution policy, will benefit RAP shareholders by providing them with a more stable, frequent and predictable source of income that, over time, would be expected to result in RAP shareholders receiving higher current income in the form of regular quarterly dividend distributions. Moreover, as a result of the Reorganized Fund being able to invest in a larger portfolio of income yielding securities, as compared to either RIF or RAP pre-Reorganization, RAP's Board expects that the Reorganized Fund will be able to implement a level rate dividend policy that calls for a level of distributions that would represent a $0.02 per share per quarter, or $0.08 per share on an annualized basis, increase to RIF's current distribution rate. RAP's Board has thus conditionally approved a regular quarterly dividend at a rate for the Reorganized Fund that would be the substantive equivalent of RIF increasing its regular quarterly dividend by $0.02 per share per quarter, or $0.08 per share on an annualized basis.

  The implementation of a level rate dividend policy for the Reorganized Fund, together with the consequent comparative increase in the level of the regular quarterly dividend, is conditioned upon the Reorganization being consummated, there being no material adverse change in the financial position of either RIF or RAP prior to the consummation of the Reorganization, there being no material change in the underlying pro forma financial information upon which it based its conditional approval, and there being no material adverse change in market conditions that might impair the yield the Reorganized Fund expects to receive on its investments post-Reorganization. Of course, there can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. Nevertheless, the Board of RAP believes that your approval of the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions and the Amended Advisory Agreement make the results discussed above more likely to occur. The comparative dividend increase would take effect for the first full calendar quarter following the completion of the Reorganization.

  Reorganized Fund Preferred Shares will be issued to the preferred shareholders of RIF in exchange for the preferred shares of RIF. The preferred shareholders of the Reorganized Fund will receive distributions every seven days (unless a special rate period is declared), as do RIF preferred shares. Distribution rates for Reorganized Fund Preferred Shares will be set at auctions, which is how distribution rates are set on RIF's preferred shares. Although to date no auctions for RIF preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions), if RBC Capital Markets, LLC, an affiliate of RIF's lead broker-dealer for its auction rate preferred securities, had not been a purchaser of preferred securities in RIF's auctions, some auctions likely would have failed and holders of RIF's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Reorganized Fund Preferred Shares in any future auction of Reorganized Fund Preferred Shares in which demand is insufficient for the Reorganized Fund's preferred shareholders to sell all offered preferred shares, or that the Reorganized Fund will not have any auction for its preferred securities fail. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Reorganized Fund Preferred Shares may not be able to sell their preferred shares in that auction. If auctions for the Reorganized Fund Preferred Shares fail, or if market conditions generally frustrate the Reorganized Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Reorganized Fund to change the form and/or amount of investment leverage used by the Reorganized Fund.

Q:    HOW WILL THE REORGANIZATION AFFECT RAP'S CAPITAL STRUCTURE?

A:
The Reorganized Fund will use leverage for investment purposes by issuing preferred shares or by borrowing from banks or other financial institutions. In connection with the Reorganization, RAP will issue preferred shares to the preferred shareholders of RIF with an aggregate liquidation preference equal to the aggregate liquidation preference of RIF's outstanding preferred shares, and RIF will assign its credit facility with Wells Fargo Bank, National Association ("Wells Fargo") to RAP. As of June 30, 2011, leverage represented approximately 22% of RIF's average managed assets (which includes average net assets attributable to common shares as well as average assets attributable to RIF's preferred shares and the principal amount of RIF's borrowings). Immediately, after the Reorganization, it is currently anticipated that leverage would represent approximately 14% of the Reorganized Fund's average managed assets. The Reorganized Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives, policies and restrictions. There can be no assurance that the Reorganized Fund's leverage strategies will be successful. If the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on its borrowings exceed the net rate of return on the Reorganized Fund's portfolio, the leverage will result in a lower net asset value than if the Reorganized Fund were not leveraged. But if the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on its borrowings do not exceed the net rate of return of the Reorganized Fund's portfolio, the leverage will result in higher returns to common shareholders than if leverage were not used.

  In connection with the Reorganization, RAP will issue Reorganized Fund Preferred Shares to the preferred shareholders of RIF and RIF will assign its credit facility with Wells Fargo to RAP. The Reorganized Fund Preferred Shares will be identical to those of RIF. All RAP preferred shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by RAP). The aggregate liquidation preference of Reorganized Fund Preferred Shares received by RIF preferred shareholders in the Reorganization will equal the aggregate liquidation preference of the preferred shares of RIF outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Reorganized Fund Preferred Shares will be the same as RIF preferred shares, except in respect of the initial rate period for certain Reorganized Fund Preferred Shares. See "Proposals 1, 2 and 3: Reorganization Related Proposals—Additional Information About the Preferred Shares of the Funds—Initial Rate Periods for Reorganized Fund Preferred Shares" in the attached Proxy Statement/Prospectus. The Reorganized Fund Preferred Shares will rank on parity with shares of any other class or series of preferred stock of RAP as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All Reorganized Fund Preferred Shares will carry one vote per share on all matters on which such shares are entitled to be voted. The Reorganized Fund Preferred Shares will be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights. Each series of the Reorganized Fund Preferred Shares will be purchased and sold at separate auctions conducted on a regular basis. The preferred shares of RIF have received a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's"), and the Reorganized Fund expects to receive a rating of "Aaa" from Moody's on the Reorganized Fund Preferred Shares.

  The Reorganized Fund may borrow money from banks or other financial institutions or issue debt securities. On July 1, 2010, RIF entered into a three year, $10,000,000 revolving credit facility (the

  "Facility") with Wells Fargo that expires July 1, 2013. RIF paid a commitment fee of $75,000 that is being amortized over the period of the loan. The Facility is secured by RIF's investments and bears interest at LIBOR plus 2.75%. RIF has also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the credit agreement. The Facility requires RIF to satisfy certain collateral requirements and to maintain a certain level of assets. As of December 31, 2010, RIF had $10,000,000 outstanding under the Facility. From July 1, 2010 to December 31, 2010, the average daily outstanding balance under the Facility was $8,864,130 and the weighted average interest rate was 3.07%. In connection with the Reorganization, RIF's Facility with Wells Fargo will be assigned to the Reorganized Fund. This borrowing is subject to stricter asset coverage requirements under the Investment Company Act of 1940 (the "1940 Act") than the Reorganized Fund Preferred Shares. See "Risk Factors and Special Considerations—General Risks of Investing in the Reorganized Fund—Leverage Risk" in the attached Proxy Statement/Prospectus.

Q:    HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A:
As a result of the leverage that would be used by the Reorganized Fund, total annual gross expenses incurred by common shareholders of RAP in the aggregate would increase from 1.97% (1.72% taking into account RAP's contractual advisory fee waiver) of average net assets attributable to common shares (for the year ended December 31, 2010) to approximately 2.06% of average net assets attributable to common shares (for the year ended December 31, 2010) for the Reorganized Fund.

  The foregoing pro forma results give effect to the RIF's use of leverage for the year ended December 31, 2010 and the Reorganized Fund's use of leverage on a pro forma basis. Assuming the Reorganized Fund did not adopt a leveraged capital structure, total annual gross expenses incurred by common shareholders of RAP in the aggregate would decline from 1.97% (1.72% taking into account RAP's contractual advisory fee waiver) of average net assets attributable to common shares (for the year ended December 31, 2010) to approximately 1.62% of average net assets attributable to common shares (for the year ended December 31, 2010) for the Reorganized Fund.

  Thus, RAP's Board anticipates that any increase in total expenses as a percentage of net assets attributable to RAP common shareholders as a result of the Reorganization would be due to the Reorganized Fund's use of leverage. RAP's Board has determined that it is in the best interests of RAP's shareholders for RAP to become a leveraged fund, notwithstanding the extra costs associated with such leverage that its shareholders might bear (approximately 44 basis points based on the foregoing pro forma results), due to the potential for increased distributions and current income that the use of leverage provides to shareholders in a leveraged fund under normal market conditions. The use of leverage, however, is subject to the risks described in the Proxy Statement/Prospectus under "Risk Factors and Special Considerations—General Risks of Investing in the Reorganized Fund—Leverage Risk".

  Additionally, the foregoing pro forma financial information assumes that 20% of RAP's common shares are repurchased in a self tender offer prior to the consummation of the Reorganization, assumes adjustments that are intended to estimate the anticipated operating expenses of the Reorganized Fund and assumes that its current investment securities are liquidated and the net proceeds invested in securities with a yield (calculated as annualized dividend income from the portfolio of investments as a percentage of the value of the portfolio investments) at the same rate as RIF's portfolio of investments, which as of June 30, 2011 was 5.8%. See "Expenses of the Funds—The Funds' Expenses" in the attached Proxy Statement/Prospectus.

Q:    HOW WILL THE INVESTMENT ADVISORY AGREEMENT BETWEEN RAP AND THE ADVISOR BE CHANGED?

A:
Following the Reorganization, the Advisor will provide investment advisory services to the Reorganized Fund pursuant to the terms and conditions of an amended and restated investment advisory agreement that is identical to the existing investment advisory agreement between the Advisor and RIF. The Funds currently pay different management fees and have different contractual fee waiver arrangements. RIF pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average daily managed assets and has no contractual fee waiver. RAP pays a management fee to the Advisor at an annual rate of 1.00% of its average daily managed assets and that fee is subject to a contractual waiver of 0.25% until May 25, 2012, resulting in an effective management fee rate of 0.75% until May 25, 2012. RIF's average daily managed assets include assets attributable to RIF's preferred shares and borrowings. See "Expenses of the Funds—The Funds' Expenses" in the attached Proxy Statement/Prospectus. Other than management fees, the terms of the investment advisory agreement between the Reorganized Fund and the Advisor will be substantively the same as the terms of the existing investment advisory agreement between RAP and the Advisor.

  Additionally, RAP has an investment sub-advisory arrangement with MacarthurCook Investment Managers Limited ("MacarthurCook"), who is responsible for the day to day management of RAP's portfolio, whereas the Advisor directly manages RIF's portfolio and RIF does not have any investment sub-advisory arrangements. Following the Reorganization, the investment sub-advisory agreement between MacarthurCook and RAP will be terminated, as described below.

  Because of the elimination of the Advisor's fee waiver for RAP and a corresponding increase of 10 basis points in RAP's management fee for the period between the closing date of the Reorganization and May 25, 2012, the Advisor has agreed to make a cash payment to RAP to compensate it for the premature elimination of its fee waiver. The Advisor will make this compensatory payment to RAP immediately prior to the consummation of the Reorganization. The amount of the payment will take into account (i) the amount of RAP's managed assets as of the close of trading, 4:00 p.m. Eastern time, on the closing date of the Reorganization, (ii) the number of days by which RAP's fee waiver expiration date exceeds the closing date of the Reorganization, (iii) the amount of RAP's fee waiver, and (iv) an appropriate discount factor which takes into account the time value of money. RAP will, subject to applicable legal and tax requirements, either retain some or all of this payment or distribute some or all of this amount to its shareholders immediately prior to the consummation of its Reorganization with RIF. Any such amount retained by RAP or to be paid to RAP's shareholders will be determined by the RAP's Board after consultation with its tax and legal advisors. To the extent RAP retains any of the cash payment, the amount retained will be included as part of RAP's net assets attributable to common shares for purposes of determining the number of RAP Common Shares to be issued to RIF in connection with the Reorganization. This compensatory payment was the subject of negotiation between the Advisor and the Board of RAP, and the compensatory payment formula has been unanimously approved by the Board of RAP, including all the trustees who are not "interested persons" (as defined in the 1940 Act) of RAP. Based on RAP's managed assets as of [      ], 2011, an assumed closing date of [            ] for the Reorganization, and an applied discount factor of [      ]%, the Advisor would make a compensatory payment of $[      ] to RAP. The actual amount of this compensatory payment (after giving effect to the purchase of RAP common shares in the tender offer) will change based on the actual closing date of the Reorganization, the actual value of RAP's managed assets on the closing date and the actual applied discount factor.

  Because the Reorganized Fund's contractual management fee will be 0.85% of its average daily managed assets, shareholders of RAP will realize a 15 basis point reduction (from 1.00% to 0.85%) in contractual management fees as a result of the Reorganization and amendment of

  RAP's advisory agreement. The Reorganized Fund's "managed assets" include assets attributable to the Reorganized Fund's leverage; thus, when viewed in terms of a percentage of the Reorganized Fund's net assets attributable to its common shares, shareholders of RAP will realize a 9 basis point increase in management fees from 1.00% to 1.09% of net assets attributable to common shares. This increase is the result of the cost of the Reorganized Fund's leverage, which is described above. Additionally, RAP's contractual management fee would increase by 10 basis points (from 0.75% to 0.85%) as a result of the Reorganization and the amendment of RAP's advisory agreement for the period of time between the closing of the Reorganization and the previously scheduled expiration of RAP's contractual management fee waiver on May 25, 2012; however, the compensatory payment to be made by the Advisor, described above, is intended to compensate RAP's shareholders for this expense of the Reorganization.

  In connection with the consummation of the Reorganization, RAP's investment sub-advisory agreement with MacarthurCook will terminate and MacarthurCook will not be engaged to provide any investment advisory services to the Reorganized Fund. MacarthurCook may, however, be engaged by the Advisor to provide certain non-advisory services (e.g., broker introductions and information regarding Asia Pacific market customs, rules and practices) in connection with the Reorganized Fund's divestment of the RAP Legacy Assets. Thus, following the Reorganization, all investment decisions with respect to RAP Legacy Assets will be made by the Advisor—specifically, by RIF's portfolio managers, who will serve as the Reorganized Fund's portfolio managers—both during the period prior to the Reorganized Fund's planned liquidation of the RAP Legacy Assets and in connection with such liquidation. The Advisor is generally familiar with the RAP Legacy Assets as a result of having, in its role as investment adviser to RAP, supervised the services provided by MacarthurCook to RAP and will use the information it has received in such capacity in connection with the anticipated disposition of all or substantially all of the RAP Legacy Assets.

Q:    WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A:
You will pay no sales loads or commissions in connection with the Reorganization. However, generally, each Fund will pay its own expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated. With respect to any expenses incurred in connection with the Reorganization that are attributable to both Funds, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the Funds. Expenses incurred by RAP in connection with its pre-Reorganization self tender offer will be allocated wholly to RAP, and are currently estimated to be $125,000. If the Reorganization is consummated, the current estimate of total expenses to be incurred in connection with the Reorganization, exclusive of RAP's self tender offer expenses, is $850,000, and the portion of such expenses to be borne by each of RAP and RIF is estimated to be $402,486 and $447,514, respectively. As of December 31, 2010, the aggregate net asset values attributable to common shares of RAP and RIF, as adjusted to reflect RAP's anticipated repurchase of 20% of its shares in a pre-Reorganization self tender offer, were $61,538,349 and $85,750,962, respectively, and the proportional net asset values as of that date (adjusted as described above) were approximately 42% and 58%, respectively. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganization.

  If RAP's shareholders do not approve their Reorganization related proposals at the meeting (or any adjournment or postponement of the meeting), the Funds will not bear any further costs of the Reorganization after that time except as may be directly attributable to or already incurred by it. Accordingly, the Funds may incur expenses arising from the planned Reorganization even though the proposed Reorganization may not occur.

x

Q:    WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION RELATED PROPOSALS?

A:
The Funds will not consummate the Reorganization, including not proceeding with either the 20% self tender offer by RAP or the potential dividend increase by RAP. The Boards of the Funds will consider what actions, if any, to take in light of the failure to obtain shareholder approval.

Q:    WHY IS THE VOTE OF COMMON SHAREHOLDERS OF RAP BEING SOLICITED?

A:
Although RAP will continue its legal existence and operations after the Reorganization, the rules of the NYSE Amex (on which RAP's common shares are listed) require RAP's common shareholders to approve the issuance of additional common shares in connection with the Reorganization. Additionally, the 1940 Act requires the vote of RAP's shareholders to revise its fundamental investment objectives and restrictions and amend and restate its advisory agreement.

Q:    WHY IS THE VOTE OF COMMON SHAREHOLDERS AND PREFERRED SHAREHOLDERS OF RIF NOT BEING SOLICITED?

A:
The shareholders of RIF will not vote on the Reorganization because RIF's Board of Trustees has unanimously approved the Reorganization and a vote of RIF's shareholders is not otherwise required by applicable law. Thus, under RIF's governing documents no shareholder vote is required.

  In connection with the Reorganization, RAP will issue preferred shares to the preferred shareholders of RIF in exchange for the preferred shares of RIF. The aggregate liquidation preference of the Reorganized Fund Preferred Shares received in the Reorganization will equal the aggregate liquidation preference of the RIF preferred shares held immediately prior to the Reorganization and the terms of the Reorganized Fund Preferred Shares will be the same as the terms of the RIF preferred shares. Accordingly, the Reorganization will not affect RIF's preferred shareholders other than to provide a larger base of assets attributable to common shareholders to support the liquidation preference and distributions on the preferred shares. None of the expenses of the Reorganization will be borne by preferred shareholders of RIF and the RIF Board has determined that the Reorganization will not adversely affect the RIF preferred shareholders.

Q:    HOW DOES THE BOARD OF RAP SUGGEST THAT I VOTE?

A:
The Board of RAP recommends that you vote "FOR" the items proposed.

Q:    HOW DO I VOTE MY PROXY?

A:
You may vote by attending the meeting in person or by signing, dating and returning the enclosed proxy card in the accompanying postage prepaid envelope. Additionally, you may vote your shares over the internet or by telephone. If you wish to vote your shares over the internet or by telephone, please follow the internet or telephone voting instructions on the enclosed proxy card. A shareholder of RAP who has given a proxy may revoke it any time prior to its exercise by delivering to the secretary of RAP a written revocation or a duly executed proxy bearing a later date, by voting over the internet or by telephone at a later time, or by notifying the secretary of RAP at any time before his or her proxy is voted that he or she will be present at the meeting and wishes to vote in person. Votes provided over the internet or by telephone must be received by 11:59 p.m. Eastern time on [        ], 2011.

  Please note: being present at the meeting alone does not revoke a previously executed and returned proxy. If you hold shares in the name of a brokerage firm, bank, nominee or other institution (commonly referred to as in "street name"), please contact the person responsible for your account and give instructions on how to vote your shares. In order to vote your shares held in street name at the meeting, you must provide a legal proxy from the institution through which you hold those shares.

Q:    WHO DO I CONTACT FOR FURTHER INFORMATION?

A:
You can contact your financial adviser for further information. We encourage you to contact the firm assisting RAP in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at 212-750-5833. Other shareholders may call Innisfree, toll free, at 877-825-8971.

        The tender offer referred to in these questions and answers has not yet commenced and relates to a planned tender offer by RAP for up to 20% of its outstanding shares at a price equal to RAP's NAV per common share at the time the purchase is completed. These questions and answers are neither an offer to purchase nor a solicitation of an offer to sell any shares of RAP. The solicitation and the offer to buy shares of RAP common stock will be made pursuant to an offer to purchase and related materials that RAP intends to file with the U.S. Securities and Exchange Commission, subject to the satisfaction of the conditions described in these questions and answers and in the accompanying Proxy Statement/Prospectus. At the time the tender offer is commenced, RAP intends to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer. RAP intends to mail these documents to the shareholders of RAP. These documents will contain important information about the tender offer and shareholders of RAP are urged to read them carefully when they become available. Investors may obtain a free copy of these documents (when they become available) filed with the SEC at the SEC's web site at www.sec.gov. In addition, the tender offer statement and related materials may also be obtained for free (when they become available) by directing a request to: RMR Advisors, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or by calling: (617) 332-9530.

RMR ASIA PACIFIC REAL ESTATE FUND ("RAP")

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
OF
RMR ASIA PACIFIC REAL ESTATE FUND

TO BE HELD [            ], 2011

        This is the formal agenda for RAP's shareholders meeting ("Meeting"). It tells you what matters will be voted on and the time and place of the Meeting in case you want to attend in person.

To the shareholders of RAP:

        A special meeting of shareholders for RAP will be held at the offices of RAP at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts, at 9:30 a.m. Eastern time on [            ], 2011 to consider the following:

          1.     The common shareholders of RAP are being asked to approve the issuance of common shares of RAP, par value $0.001 per share, in connection with an Agreement and Plan of Reorganization between RAP and RMR Real Estate Income Fund.

          2.     The common shareholders of RAP are being asked to approve changes to RAP's fundamental investment objectives and restrictions.

          3.     The common shareholders of RAP are being asked to approve an amended and restated investment advisory contract with RMR Advisors, Inc.

        The Board of Trustees of RAP recommends that you vote FOR these proposals.

        Whether or not you expect to attend the Meeting, please complete and return a proxy for your shares or vote your shares over the internet or by telephone. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

By order of the Board of Trustees,
JENNIFER B. CLARK
Secretary
RMR Asia Pacific Real Estate Fund

[            ], 2011

 YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE PROXY STATEMENT/PROSPECTUS AND PROMPTLY COMPLETE AND RETURN A PROXY FOR YOUR SHARES AS SOON AS POSSIBLE NO MATTER HOW MANY SHARES YOU OWN.

YOU MAY ALSO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

2

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JULY 29, 2011

PROXY STATEMENT/PROSPECTUS
RELATING TO THE PROPOSED REORGANIZATION OF

RMR Real Estate Income Fund ("RIF")

WITH AND INTO

RMR Asia Pacific Real Estate Fund ("RAP")

             The address of each of the above listed funds is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 and the telephone number of each of these funds is (617) 332-9530.

* * * * * *

             This Proxy Statement/Prospectus is furnished to you as a shareholder of RAP (and together with RIF, each a "Fund", and collectively, the "Funds"). A special meeting of shareholders of RAP (the "Meeting") will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts on [                        ], 2011 at 9:30 a.m., Eastern time, to consider the items listed below and discussed in greater detail elsewhere in this Proxy Statement/Prospectus, which sets forth the information you ought to know before voting on the proposals described herein relating to the proposed reorganization of RIF with and into RAP (the "Reorganization"). Even if you plan to attend the Meeting or any adjournment thereof, the Board of Trustees of RAP requests that you promptly vote your shares by completing and returning the enclosed proxy card or by voting your shares over the internet or by telephone. To vote your shares over the internet or by telephone, please follow the instructions for internet or telephone voting on the enclosed proxy card. The approximate mailing date of this Proxy Statement/Prospectus and accompanying form of proxy is [                        ], 2011. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

The Proposals

             The common shareholders of RAP are being asked to vote on the following proposals:

             Proposal 1:    The common shareholders of RAP are being asked to approve the issuance of common shares of RAP (the "Issuance"), par value $0.001 per share ("RAP Common Shares"), in connection with an Agreement and Plan of Reorganization (the "Plan of Reorganization") between RAP and RIF.

             Proposal 2:    The common shareholders of RAP are being asked to approve changes to RAP's fundamental investment objectives and investment restrictions ("Changes to the Fundamental Investment Objectives and Restrictions").

             Proposal 3:    The common shareholders of RAP are being asked to approve an amended and restated investment advisory contract with RMR Advisors, Inc. (the Funds' investment adviser, the "Advisor") (the "Amended Advisory Agreement").

             It is a condition to the consummation of the Reorganization, and the commencement of the tender offer described herein, that RAP's shareholders approve each of the Proposals described in this Proxy Statement/Prospectus.

             The common shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price for RAP's common shares equal to or greater than net asset value will result after the Reorganization. The risk of loss due to this discount may be greater for investors expecting to sell their common shares in a relatively short period after completion of the Reorganization.

Investing in RAP's common shares and preferred shares involves risks described in "Risk Factors and Special
Considerations" beginning on page 18.

             Shares of RAP are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

             Shares of RAP have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

             The tender offer referred to in this Proxy Statement/Prospectus has not yet commenced and relates to a planned tender offer by RAP for up to 20% of its outstanding shares at a price equal to RAP's NAV per common share at the time the purchase is completed. This Proxy Statement/Prospectus is neither an offer to purchase nor a solicitation of an offer to sell any shares of RAP. The solicitation and the offer to buy shares of RAP common stock will be made pursuant to an offer to purchase and related materials that RAP intends to file with the U.S. Securities and Exchange Commission, subject to the satisfaction of the conditions described in this Proxy Statement/Prospectus. At the time the tender offer is commenced, RAP intends to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer. RAP intends to mail these documents to the shareholders of RAP. These documents will contain important information about the tender offer and shareholders of RAP are urged to read them carefully when they become available. Investors may obtain a free copy of these documents (when they become available) filed with the SEC at the SEC's web site at www.sec.gov. In addition, the tender offer statement and related materials may also be obtained for free (when they become available) by directing a request to: RMR Advisors, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or by calling: (617) 332-9530.

             RAP is a non-diversified closed end management investment company organized on December 17, 2008 as a statutory trust under the laws of the State of Delaware. RIF is a non-diversified closed end management investment company organized on August 19, 2008 as a statutory trust under the laws of the State of Delaware. The common shares of RAP and RIF are listed on NYSE Amex under the ticker symbols "RAP" and "RIF" respectively. After the consummation of the Reorganization, RAP will change its ticker symbol to "RIF". Reports, proxy statements and other information concerning the Funds may be inspected at the offices of NYSE Amex, 20 Broad Street, New York, New York 10005. The SEC maintains a website that contains the reports, proxy statements and other information that the Funds file electronically with the SEC. Copies of these documents may be viewed on screen or downloaded from the SEC's website at http://www.sec.gov. Reports, proxy statements and other information filed by the Funds with the SEC can also be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at the SEC's Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the SEC at the above address, at prescribed rates.

             This Proxy Statement/Prospectus serves as a prospectus of RAP in connection with the issuance of RAP Common Shares and RAP preferred shares, par value $0.0001 per share ("Reorganized Fund Preferred Shares"), in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Where to Get More Information

RAP's annual report to shareholders on Form N-CSR for the year ended December 31, 2010, filed with the SEC on February 28, 2011.
RIF's annual report to shareholders on Form N-CSR for the year ended December 31, 2010, filed with the SEC on February 28, 2011.
A Statement of Additional Information, dated [ ], 2011 which relates to this Proxy Statement/Prospectus and the Reorganization, and contains additional information about the Funds.	On file with the SEC and available on the SEC's website (www.sec.gov), available at no charge by calling our toll free number: (866) 790-8165, available by writing to the Funds care of RMR Advisors, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, or available after the Reorganization at our website at www.rmrfunds.com. The Statement of Additional Information is incorporated by reference into (and therefore part of) this Proxy Statement/Prospectus. The table of contents of the Statement of Additional Information is located on page 95 of this Proxy Statement/Prospectus. RIF's and RAP's Annual Reports are incorporated by reference into the Statement of Additional Information.
To ask questions about this Proxy Statement/Prospectus or if you need assistance in voting your shares:
We encourage you to contact the firm assisting RAP in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"). Banks and brokers may call Innisfree, collect, at 212-750-5833. Other shareholders may call Innisfree, toll free, at 877-825-8971.

The date of this Proxy Statement/Prospectus is [                        ], 2011.

SUMMARY

        The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Statement of Additional Information (the "SAI"). Shareholders should read carefully the entire Proxy Statement/Prospectus.

The Proposed Reorganization

        The Board of Trustees of each Fund (each a "Board"), including the Trustees who are not "interested persons" of each Fund (as defined in the Investment Company Act of 1940, the "1940 Act"), has unanimously approved an Agreement and Plan of Reorganization between RIF and RAP. As a matter of corporate mechanics, RIF will merge into RAP, but the substantive effect of the Reorganization will be as if RAP had merged into RIF. In connection with the approval of the Reorganization by RAP's Board of Trustees, RAP's Board of Trustees approved changes in RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, will be identical to those of RIF. In connection with the Reorganization, RAP will issue preferred shares in connection with the Reorganization to RIF preferred shareholders with an aggregate liquidation preference equal to the aggregate liquidation preference of RIF's outstanding preferred shares, RIF will assign its credit facility with Wells Fargo Bank, National Association ("Wells Fargo") to RAP and RAP will change its name to "RMR Real Estate Income Fund" and assume RIF's ticker symbol on the NYSE Amex. RIF will be the surviving fund in the Reorganization for accounting purposes and for purposes of presenting investment performance history. We refer to RAP as it will be operated following the Reorganization as the "Reorganized Fund". References to the "Fund" should be construed as including the Reorganized Fund where the context so requires.

        The Reorganized Fund will use leverage for investment purposes by issuing preferred shares or by borrowing from banks or other financial institutions. In connection with the Reorganization, RAP will issue preferred shares to the preferred shareholders of RIF with an aggregate liquidation preference equal to the aggregate liquidation preference of the RIF preferred shares, and RIF will assign its credit facility with Wells Fargo to RAP. As of June 30, 2011, leverage represented approximately 22% of RIF's average managed assets (which includes average net assets attributable to common shares as well as average assets attributable to RIF's preferred shares and the principal amount of RIF's borrowings). Immediately, after the Reorganization, it is currently anticipated that leverage would represent approximately 14% of the Reorganized Fund's average managed assets. The Reorganized Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives, policies and restrictions. There can be no assurance that the Reorganized Fund's leverage strategies will be successful. If the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on its borrowings exceed the net rate of return on the Reorganized Fund's portfolio, the leverage will result in a lower net asset value than if the Reorganized Fund were not leveraged. But if the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on its borrowings do not exceed the net rate of return of the Reorganized Fund's portfolio, the leverage will result in higher returns to common shareholders than if leverage were not used. See "Risk Factors and Special Considerations—General Risks of Investing in the Reorganized Fund—Leverage Risk", "Additional Information About Preferred Shares of the Funds" and "Borrowings".

        If the common shareholders of RAP approve the issuance of the RAP Common Shares in connection with the Reorganization, the changes to RAP's fundamental investment objectives and restrictions and an amended and restated investment advisory contract with the Advisor, then, subject to the satisfaction of certain conditions, RIF will merge with and into RAP pursuant to Delaware law, and the common shareholders of RIF will receive the RAP Common Shares and the preferred shareholders of RIF will receive the Reorganized Fund Preferred Shares. RIF will then terminate its registration under the 1940 Act. As discussed above, the substantive effect of the Reorganization would be as if RAP had merged into RIF. If the Reorganization is completed, the Reorganized Fund will be operated in substantially the same manner as RIF was operated prior to the Reorganization.

        The aggregate net asset value ("NAV") of the RAP Common Shares received by RIF's common shareholders in the Reorganization will equal the aggregate NAV of the RIF common shares outstanding on the Valuation Date (as defined in the next paragraph below) for the Reorganization, after giving effect to RIF's share of the costs of the Reorganization. The aggregate liquidation preference of Reorganized Fund Preferred Shares received by RIF's preferred shareholders in the Reorganization will equal the aggregate liquidation preference of RIF preferred shares held immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of RIF's preferred shares and the Reorganized Fund Preferred Shares received in the Reorganization in exchange for RIF's preferred shares will be the same, except in respect of the initial rate period for certain Reorganized Fund Preferred Shares. See "Proposals 1, 2 and 3: Reorganization Related Proposals—Additional Information About the Preferred Shares of the Funds—Initial Rate Periods for Reorganized Fund Preferred Shares".

        It is expected that the valuation date for the Reorganization will be at 4:00 p.m., Eastern time, on the closing date for the Reorganization (the "Valuation Date"). The closing date of the Reorganization is currently expected to be on [            ]. It is a condition to the consummation of the Reorganization that RAP's shareholders approve the Issuance of the RAP Common Shares in connection with the Reorganization, Changes to the Fundamental Investment Objectives and Restrictions, and Amended Advisory Agreement.

        Provided that RAP's shareholders approve their Reorganization related proposals and the other conditions to the consummation of the Reorganization are satisfied, RAP will commence a self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share in order to provide RAP shareholders who do not desire an investment in the Reorganized Fund an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. See "Risk Factors and Special Considerations—Risks Related to the Reorganization—Tender Offer Risk".

        If the Reorganization is consummated, RAP will have assets and liabilities that consist of the combined assets and liabilities of RIF and RAP. Following the Reorganization, however, RIF will be the surviving fund for accounting purposes and for purposes of presenting investment performance history.

        Based on current market conditions, the Advisor currently believes that the Reorganized Fund will, over time, divest its portfolio of all or substantially all of the RAP's current portfolio securities ("RAP Legacy Assets") and focus its investment program on the United States real estate sector. In order to sell the RAP Legacy Assets in an orderly manner, the Reorganized Fund may, for 180 days following the closing of the Reorganization, invest up to 50% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange, after which the Reorganized Fund, like RIF, will not invest more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.

        The Reorganization is conditioned on shareholders of RAP approving all three proposals. If any of the three proposals is not approved by RAP's shareholders, the Reorganization will not occur.

        Subject to the requisite approval of the shareholders of RAP with regard to the Reorganization, as well as the satisfaction of the other conditions to the Reorganization, it is expected that the Closing Date will be [            ]. If the Reorganization related proposals are not approved by shareholders, the Boards of the Funds will consider what actions, if any, to take.

Background and Reasons for the Proposed Reorganization

        RAP's Board believes that the Reorganization offers RAP's shareholders potential benefits, including those listed below.

        The Reorganized Fund will have a combined portfolio with greater assets than those of the Funds individually. At December 31, 2010, the net and total assets of the Funds were as follows:

Fund	Net Assets(1)	Total Assets(2)
RAP	$77,122,936	$79,849,440
RIF	$85,750,962	$112,713,427
Combined(3):	$162,873,898	$192,562,867
Combined Pro Forma(4):	$145,196,311	$174,885,280

(1)
Net Assets attributable to common shareholders. Net Assets reflect accrued or unpaid expenses.

(2)
Total Assets include assets attributable to preferred shares issued by RIF and RIF's outstanding borrowings. RAP has no outstanding preferred shares or borrowings.

(3)
These amounts do not reflect the effects of RAP's pre-Reorganization self tender offer for 20% of its outstanding shares or the effects of the Reorganization.

(4)
These amounts reflect the effects of RAP's pre-Reorganization self tender offer for 20% of its outstanding shares (assuming the tender offer is fully subscribed) and the effects of the Reorganization.

        As a result of the relatively small size of the Funds compared to many other publicly held closed end management investment companies, each Fund pays a relatively high amount of annual costs as a percentage of net assets, including annual charges for stock exchange listing fees, transfer agency fees, administration and sub-administration fees, custodian fees, the costs of preparing separate annual audited financial statements, legal fees for ordinary business and the like. By combining the Funds, the Board believes the RAP's shareholders will share in the realization of annual cost savings in respect of the foregoing administrative expenses totaling approximately $221,000, based on actual costs incurred for the year ended December 31, 2010. This estimate was arrived at by adjusting the Reorganized Fund's expenses on a pro forma basis to eliminate duplicative and nonrecurring services and costs. See RAP's Pro Forma Statement of Operations included in Appendix A to the SAI. Because this annual cost savings estimate only reflects the elimination of duplicative and nonrecurring services and costs (i.e., the economies of scale expected as a result of the Reorganization), it does not reflect the additional costs that shareholders of RAP will bear in the Reorganized Fund stemming from the Reorganized Fund's use of leverage, which are described below. Since the Advisor will make a cash payment to compensate RAP for the premature elimination of its advisory fee waiver as a result of the amendment to its advisory agreement to conform to that of RIF's, the effect of the early termination of RAP's advisory fee waiver has not been factored into this estimate. See "Expenses of the Funds—The Funds' Expenses."

        RAP's Board recognized that the Reorganized Fund would use leverage and noted that the total gross expense ratio for the Reorganized Fund would be higher than RAP's total gross expense ratio would be if the Reorganization did not occur. RAP's Board recognized that this increase was due to the fact that the Reorganized Fund would adopt a leveraged capital structure similar to that of RIF's. RAP's Board determined that it is in the best interests of the Reorganized Fund's common shareholders for RAP to adopt a leveraged capital structure similar to that of RIF's, notwithstanding the extra costs associated with using leverage that its common shareholders might bear, due to the potential for increased distributions and current income that the use of leverage provides to shareholders in a leveraged fund under normal market conditions. The use of leverage, however, is subject to the risks described under "Risk Factors and Special Considerations—General Risks of Investing in the Reorganized Fund—Leverage Risk".

        The Reorganized Fund will seek to earn and pay to its common shareholders a high level of current income by investing in real estate companies, with a secondary objective of capital appreciation; whereas RAP currently seeks only capital appreciation. As a result, RAP shareholders will become investors in a fund with a greater focus on income rather than capital appreciation. The Reorganized Fund intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Reorganized Fund intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is a policy by which the Reorganized Fund will seek to provide its common shareholders with a regular quarterly dividend, and which is the type of distribution policy currently followed by RIF. This policy is different from the policy RAP historically followed, which did not seek to pay a regular quarterly dividend to shareholders, but rather made distributions to shareholders only to the extent necessary to maintain its qualification as a "regulated investment company" ("RIC") under the United States Internal Revenue Code of 1986, as amended (the "Code") and to avoid corporate income and excise taxes for U.S. federal income tax purposes. As a result of this historical policy and RAP's investment program of investing in companies, many of which are treated as "passive foreign investment companies" ("PFICs") for U.S. federal income tax purposes, RAP's distributions to shareholders have generally been irregular. This is largely due to the unpredictable nature of PFIC income that RAP is required to recognize on a mark-to-market (or deemed) basis each year under the U.S. federal income tax rules with respect to PFICs. See "U.S. Federal Income Tax Matters: Tax Consequences of Certain Investments" in the SAI. This mark-to-market capital income in turn creates "phantom" income, which RAP must distribute to its shareholders in order to maintain its qualification as a RIC and to avoid corporate income and excise taxes for U.S. federal income tax purposes. A substantial portion of RAP's distributions have generally consisted of this "phantom" PFIC income recognized as a result of pursuing RAP's investment objective of capital appreciation. Thus, in some years RAP has made no cash distributions to shareholders, whereas in other years, such as 2010, RAP has made distributions substantially equivalent to RIF's distributions.

        RAP's Board believes that the Reorganization and the Reorganized Fund's consequent adoption of a level rate dividend policy and investment program of investing in U.S. REITs, which have historically provided sufficient cash income to support such a distribution policy, will benefit RAP shareholders by providing them with a more stable, frequent and predictable source of income that, over time, would be expected to result in RAP shareholders receiving higher current income in the form of regular quarterly dividend distributions. Moreover, as a result of the Reorganized Fund being able to invest in a larger portfolio of income yielding securities, as compared to either RIF or RAP pre-Reorganization, RAP's Board expects that the Reorganized Fund will be able to implement a level rate dividend policy that calls for a level of distributions that would represent a $0.02 per share per quarter, or $0.08 per share on an annualized basis, increase to RIF's current distribution rate. RAP's Board has thus conditionally approved a regular quarterly dividend at a rate for the Reorganized Fund that would be the substantive equivalent of RIF increasing its regular quarterly dividend by $0.02 per share per quarter, or $0.08 per share on an annualized basis.

        The implementation of a level rate dividend policy for the Reorganized Fund, together with the consequent comparative increase in the level of the regular quarterly dividend, is conditioned upon the Reorganization being consummated, there being no material adverse change in the financial position of either RIF or RAP prior to the consummation of the Reorganization, there being no material change in the underlying pro forma financial information upon which it based its conditional approval, and there being no material adverse change in market conditions that might impair the yield the

Reorganized Fund expects to receive on its investments post-Reorganization. Of course, there can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. Nevertheless, the Board of RAP believes that your approval of the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions and the Amended Advisory Agreement make the results discussed above more likely to occur. The comparative dividend increase would take effect for the first full calendar quarter following the completion of the Reorganization.

        The number of common shares outstanding on December 31, 2010 and the average daily trading volume of these shares during the year ended December 31, 2010 for the Funds were as follows:

Fund	Common Shares Outstanding	Average Daily Trading Volume
RAP	3,342,963	16,150
RIF	2,375,718	10,047

        Because of the relatively small number of common shares of RAP which trade on an average daily basis compared to many other publicly held closed end management investment companies, RAP's Board believes that the market price of RAP's common shares may be more volatile than they would be if the Funds were combined. Assuming that the Funds were combined based upon their NAVs on December 31, 2010 (and without regard to any fee waiver compensatory payment, but assuming 20% of RAP's outstanding shares on December 31, 2010 were repurchased in the self tender offer), all outstanding common shares of RIF would be cancelled and 3,832,141 RAP Common Shares would be issued, which represents an increase in outstanding RAP Common Shares of approximately 115%. RAP's Board believes that due to the larger market capitalization of the Reorganized Fund and expanded common shareholder base following the Reorganization, the average trading volume for the RAP Common Shares is likely to be greater than the individual average trading volume of the Funds on a stand alone basis and that this increased volume may make it easier for shareholders to purchase and sell their RAP Common Shares. Also, as a result of potentially enhanced market liquidity, RAP's Board believes the future market prices of the RAP Common Shares may experience reduced volatility as compared to the volatility experienced with the common shares of the Funds on a stand alone basis, which may in turn narrow the market value discount to NAV of the Reorganized Fund's common shares.

        Each Fund invests in real estate related securities; however, RIF focuses on real estate related securities in the United States and RAP focuses on real estate related securities in the Asia Pacific region. In connection with the Reorganization, RAP's fundamental and non-fundamental investment objectives, policies and restrictions will be changed so that the Reorganized Fund's fundamental and non-fundamental investment objectives, policies and restrictions will be identical to those of RIF. RAP, upon becoming the Reorganized Fund, currently anticipates liquidating all or substantially all of its portfolio of Asia Pacific real estate companies and reinvesting the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with its revised investment objectives, policies and restrictions. Notwithstanding the Funds' broad similarities, the Reorganization will result in RAP shareholders holding an investment in a fund with a different investment focus and a different portfolio of investments. Provided the RAP shareholders approve the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions, and the Amended Advisory Agreement and the other conditions to the consummation of the Reorganization are satisfied, RAP will commence a self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share in order to provide RAP shareholders who do not desire an investment in a fund focused on the U.S. real estate sector an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. See "Risk Factors and Special Considerations—Risks Related to the Reorganization—Tender Offer Risk".

        RAP's Board, including all the Trustees of the Board who are not "interested persons" of RAP (as defined in the 1940 Act), has unanimously determined that the Reorganization is in the best interests of common shareholders of RAP and that the interests of RAP's common shareholders will not be diluted as a result the Reorganization. Additionally, RIF's Board, including all the Trustees of RIF's Board who are not "interested persons" of RIF (as defined in the 1940 Act), has also determined that its Reorganization is in the best interests of its shareholders, and that the interests of its shareholders will not be diluted as a result of the Reorganization and that RIF's preferred shareholders will not be adversely affected as a result of the Reorganization.

        See "Board Considerations."

Expense Comparison

        As a result of the leverage that would be used by the Reorganized Fund, total annual gross expenses incurred by common shareholders of RAP in the aggregate would increase from 1.97% (1.72% taking into account RAP's contractual advisory fee waiver) of average net assets attributable to common shares (for the year ended December 31, 2010) to approximately 2.06% of average net assets attributable to common shares (for the year ended December 31, 2010) for the Reorganized Fund.

        The foregoing pro forma results give effect to the RIF's use of leverage for the year ended December 31, 2010 and the Reorganized Fund's use of leverage on a pro forma basis. Assuming the Reorganized Fund did not adopt a leveraged capital structure, total annual gross expenses incurred by common shareholders of RAP in the aggregate would decline from 1.97% (1.72% taking into account RAP's contractual advisory fee waiver) of average net assets attributable to common shares (for the year ended December 31, 2010) to approximately 1.62% of average net assets attributable to common shares (for the year ended December 31, 2010) for the Reorganized Fund.

        Thus, RAP's Board anticipates that any increase in total expenses as a percentage of net assets attributable to RAP common shareholders as a result of the Reorganization would be due to the Reorganized Fund's adoption of a leveraged capital structure. RAP's Board has determined that it is in the best interests of the Reorganized Fund's common shareholders for RAP to adopt a leveraged capital structure identical to that of RIF's, notwithstanding the extra costs associated with adopting such a leveraged capital structure that RAP's shareholders might bear (approximately 44 basis points based on the foregoing pro forma results), due to the potential for increased distributions and current income that the use of leverage provides to shareholders in a leveraged fund under normal market conditions. The use of leverage, however, is subject to the risks described under "Risk Factors and Special Considerations—General Risks of Investing in the Reorganized Fund—Leverage Risk".

        Additionally, the foregoing pro forma financial information assumes that 20% of RAP's common shares are repurchased in a self tender offer prior to the consummation of the Reorganization, assumes adjustments that are intended to estimate the anticipated operating expenses of the Reorganized Fund and assumes that RAP Legacy Assets are liquidated and the net proceeds invested in securities with a yield (calculated as annualized dividend income from the portfolio of investments as a percentage of the value of the portfolio investments) at the same rate as RIF's portfolio of investments, which as of June 30, 2011 was 5.8%.

Comparison of the Funds: Investment Objectives and Policies

        The Funds have differing investment objectives and policies as described throughout this Proxy Statement/Prospectus. Below is a table designed to provide a comparison of the material differences and similarities between RAP and RIF. As described throughout this Proxy Statement/Prospectus, in connection with the Reorganization, RAP will change its investment objectives, policies and restrictions, leverage structure, distribution policy and investment advisory agreement to be identical to RIF's. Those categories marked with an "*" denote categories where RIF and RAP differ, yet where the Reorganized Fund will become, or is expected to become, identical to RIF after the Reorganization.

	RAP	RIF
Business	RAP is a non-diversified closed end management investment company organized as a Delaware statutory trust on December 17, 2008.	Same, except RIF was organized on August 19, 2008.
Net assets as of December 31, 2010	$77.1 million	$85.8 million
Listing (common shares)*	RAP is listed on NYSE Amex under the ticker symbol "RAP."	RIF is listed on NYSE Amex under the ticker symbol "RIF."
Rating of Preferred Shares*	N/A	"Aaa" from Moody's Investors Service, Inc. ("Moody's")(1)
Fiscal year end date	December 31	Same
Investment adviser and portfolio managers*	Investment Adviser: RMR Advisors, Inc.	Investment Adviser: RMR Advisors, Inc.
	Investment Sub-Adviser: MacarthurCook Investment Managers Limited	Portfolio managers: Fernando Diaz, Adam D. Portnoy, Barry M. Portnoy
Portfolio Managers: John K. Snowden, Vee Chan Soe

(1)
The Reorganized Fund expects to receive a rating of "Aaa" from Moody's on the Reorganized Fund Preferred Shares.

	RAP	RIF
Investment objectives*	The Fund's investment objective is capital appreciation. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.	The Fund's primary investment objective is to earn and pay to its common shareholders a high level of current income by investing in real estate companies. Capital appreciation is the Fund's secondary objective.
The Fund's investment objectives are fundamental policies that cannot be changed without shareholder approval.

For the purposes of its investment policies, the Fund defines a "real estate company" as an entity that derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate, or has at least 50% of its assets in real estate.
Diversification	The Fund is classified as a non-diversified fund, which means it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.	Same
Concentration*	The Fund's investments are concentrated in the real estate industry.	The Fund concentrates its investments in the securities of companies primarily engaged in the real estate industry.

RAP	RIF
Primary investments*	Under normal market conditions, RAP invests at least 80% of its managed assets in securities issued by Asia Pacific real estate companies.

RAP defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of real estate, or has at least 50% of its assets invested in real estate. A real estate company is considered to be an Asia Pacific real estate company if it (i) has its principal office in, (ii) has a significant amount of assets in one or more, or (iii) conducts a significant amount of business in one or more Asia Pacific countries, respectively.	Under normal market conditions, RIF invests: at least 90% of its managed assets in income producing securities issued by real estate companies, including common shares, preferred shares and debt; at least 75% of its managed assets in securities issued by REITs; and no more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.(1)

Asia Pacific countries include Australia, China/Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in southern and southeastern Asia.

(1)
Provided that RAP's shareholders approve their Reorganization related proposals and the other conditions to the consummation of the Reorganization are satisfied, based on current market conditions, the Advisor currently believes that the Reorganized Fund will, over time, divest its portfolio of all or substantially all of the RAP Legacy Assets and focus its investment program on the United States real estate sector. In order to sell the RAP Legacy Assets in an orderly manner, the Reorganized Fund may, for 180 days following the closing of the Reorganization, invest up to 50% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange, after which the Reorganized Fund, like RIF, will not invest more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.

	RAP	RIF
Leverage*	None.

	The Fund may revise the amount and type of leverage its employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund's Board.	The Fund uses leverage by issuing preferred shares or by borrowing from banks or other financial institutions. At December 31, 2010, RIF had issued preferred shares in an amount equal to 17% of its average managed assets, with an aggregate liquidation preference of $16,675,000, and had $10,000,000 in outstanding borrowings on a revolving credit facility with Wells Fargo Bank, National Association.

The Fund may revise the amount and type of leverage its employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund's Board.
Distributions*
The Fund distributes income, including capital gains, to common shareholders at least annually. The Fund's distributions are determined from time to time by the Fund's Board and depend upon the actual or anticipated performance of the Fund's investments, expenses and other factors.
It is the policy of RIF to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by RIF's Board in its discretion in light of such factors as may be considered by the Board, which may or may not include market and economic conditions, and subject to compliance with applicable law, RIF's Agreement and Declaration of Trust, RIF's bylaws, RIF's revolving credit agreement and other objectives. This policy is not fundamental and may be changed by RIF's Board without shareholder vote.

	RAP	RIF
Non-investment grade ratable securities*	RAP does not invest any material portion of its portfolio in non-investment grade ratable securities.	Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered "ratable". The Fund considers a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by at least one of Moody's, Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings, Inc. ("Fitch"), respectively, or if it is unrated and considered non-investment grade quality by the Advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, the Fund will use the rating chosen by the Advisor as the most representative of the security's credit quality. If a ratable security is not rated by a nationally recognized rating agency, the Advisor determines its comparable rating before the Fund invests in it.

Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are also sometimes referred to as "high yield" securities.
The Fund may invest in non-investment grade ratable securities without limit.

	RAP	RIF
Temporary defensive positions	In anticipation of or in response to adverse market conditions or for cash management purposes, a Fund may temporarily hold all or any portion of its assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities. If a Fund decides to hold some of its assets in cash, the Fund may invest its cash reserves in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when a Fund has such investments, it may not achieve its investment objectives.	Same

        The Funds are also subject to other fundamental and non-fundamental investment restrictions. The Funds generally operate pursuant to the same fundamental and non-fundamental investment restrictions with the exception of certain restrictions primarily related to each Fund's individual investment objective, strategy and focus. The following table summarizes these differences. For more information, see "Investment Restrictions" in the SAI. After the consummation of the Reorganization, each of the restrictions set forth below for RAP will be changed to be identical to those set forth for RIF.

	RAP	RIF / Reorganized Fund
Fundamental Investment Restrictions	RAP will not purchase or sell real estate, except that RAP may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and Foreign REITs, and securities secured by real estate or such interests and RAP may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of RAP's ownership of such securities.	RIF will not purchase or sell real estate, except that RIF may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and RIF may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of RIF's ownership of such securities.

	RAP	RIF / Reorganized Fund
Non-Fundamental Investment Restrictions	RAP will invest, under normal market conditions, at least 80% of its managed assets in securities issued by Asia Pacific real estate companies unless RAP provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.	RIF will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by real estate companies unless RIF provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

RISK FACTORS AND SPECIAL CONSIDERATIONS

        The proposed Reorganization will cause the shareholders of RIF to become investors in the Reorganized Fund, and the Reorganized Fund will be substantively identical to RIF. The Reorganization and the resulting investment in the Reorganized Fund involve risks. Many of the risks arising from an investment in the Reorganized Fund are similar to the risks arising from an investment in RIF, and the risks arising from an investment in the Reorganized Fund will be identical to the risks arising from an investment in RIF. The following is a brief description of the material risks arising from the Reorganization, from an investment in the Reorganized Fund and, where applicable, a comparison of those risks to the different risks of investments in the pre-Reorganization RAP:

Risks Related to the Reorganization

         Expenses

        While the Funds currently estimate that the Reorganization, if consummated, will result in reduced aggregate administrative and operating expenses of the Funds by approximately $221,000 per year based on actual administrative and operating costs incurred for the year ended December 31, 2010, the realization of these reduced administrative and operating expenses will not affect holders of the Funds proportionately, may take longer than expected to be realized or may not be realized at all. The Funds arrived at this estimate by adjusting the Reorganized Fund's expenses on a pro forma basis to eliminate duplicative and nonrecurring services and costs. See RAP's Pro Forma Statement of Operations included in Appendix A to the SAI. Because this annual cost savings estimate only reflects the elimination of duplicative and nonrecurring services and costs (i.e., the economies of scale expected as a result of the Reorganization), it does not reflect the additional costs that shareholders of RAP will bear in the Reorganized Fund stemming from the Reorganized Fund's use of leverage, which are described under "Proposals 1, 2 and 3: Reorganization Related Proposals". There can be no assurance that future administrative and operating expenses will not increase or that any expense savings will be realized. If RAP's shareholders do not approve their Reorganization related proposals, the Funds will incur expenses arising from the proposed Reorganization even though the Reorganization would not occur and those expenses may be material. See "Expenses of the Funds—The Funds' Expenses."

         Fund Yields and Performance

        Although RIF's primary focus is, and the Reorganized Fund's primary focus will be, to earn and pay a high level of current income, the Reorganized Fund may not experience yields or future performance on its investments as favorable as the yields and performance realized by the Funds on a standalone basis prior to the Reorganization or which they may have experienced if the Reorganization had not occurred. Additionally, the combination of RIF's and RAP's portfolios with no corresponding increase in the Reorganized Fund's borrowings or preferred shares outstanding, as compared to RIF's borrowing and preferred shares outstanding pre-Reorganization, will lower the Reorganized Fund's effective leverage ratio, as compared to RIF's pre-Reorganization effective leverage ratio, which may reduce the yield and returns realized by the Reorganized Fund's common shareholders, as compared to RIF pre-Reorganization. RAP's Board believes that there are offsetting benefits that may result from the Reorganization, including the potential for economies of scale and enhanced market liquidity for the common shares of the Fund, the ability to invest in a larger portfolio of income yielding securities together with the proposed increase in the Reorganized Fund's regular quarterly common share dividend as compared to RIF's pre-Reorganization regular quarterly common share dividend, and the potential for a narrowing of the Reorganized Fund's market trading discount to NAV, and that these benefits would outweigh any marginal reduction in yield and resulting returns, as compared to RIF pre-Reorganization; however, these benefits cannot be readily quantified, and there are no assurances as to the degree these benefits will be experienced, if at all, by the Reorganized Fund and its shareholders. Additionally, RAP's Board noted that the Reorganized Fund may revise the amount and type of leverage it employs at any time and may choose to increase the amount of leverage it employs at a future date.

         Market Valuation Risk

        Since inception, RAP and RIF have each generally traded at a discount to their respective NAVs. After the Reorganization, RAP Common Shares may trade at a greater discount to NAV than did RAP Common Shares prior to the Reorganization. There can be no assurance as to the extent, if any, to which the Reorganized Fund's common shares will trade at a discount or premium following the Reorganization. There also can be no assurance that the Funds' relative historic discounts would continue should the Reorganization not take place.

         Tender Offer Risk

        Provided that RAP's shareholders approve their Reorganization related proposals and the other conditions to the consummation of the Reorganization are satisfied, RAP will commence a self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share in order to provide RAP shareholders who do not desire an investment in the Reorganized Fund an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. There can be no assurance that RAP will be able to repurchase all shares tendered into this proposed self tender offer and, in particular, if such tenders exceed 20% of RAP's outstanding shares, RAP will only repurchase a pro rata portion of the tendered shares. Thus, shareholders wishing to exit their entire investment in RAP in the tender offer may not be able to do so and may be forced to retain shares in the Reorganized Fund, unless such shareholders sell their RAP shares on the NYSE Amex prior to the consummation of the Reorganization. The shares of both RIF and RAP trade at a significant discount to their NAV per share, thus RAP expects that its tender offer may be oversubscribed and that all shareholders seeking to have their shares repurchased may not have all of their shares repurchased by RAP. In such circumstances, such shareholders seeking to sell their shares at a price approximating their NAV may not be able to do so and such shareholders may be forced to dispose of their RAP shares on the NYSE Amex at their market value, which RAP expects to be less than their NAV. Likewise, if such shareholders retain the Reorganized Fund's common shares, such shareholders will only be able to dispose of such Reorganized Fund's common shares via market price transactions on the NYSE Amex, which RAP expects to be at a discount to the Reorganized Fund's NAV. The risk that the Reorganized Fund's common shares may trade at a discount to their net asset value may be greater shortly following the Reorganization.

        Additionally, such a tender offer will reduce the amount of RAP assets that the Reorganized Fund will retain after the Reorganization, as well as the number of shareholders that it will have post-Reorganization. This may decrease the magnitude of the benefits that the Reorganization would have for the Funds' shareholders in the absence of the tender offer, in particular the benefits associated with the economies of scale realized by spreading RAP's operating expenses over a larger asset base, the potential for increased trading liquidity and narrower NAV discounts discussed above and the potential for a larger portfolio of income producing securities which could increase the level of current income for the Reorganized Fund's shareholders.

         Potential Conflicts of Interest

        The Boards of each of the Funds are comprised of the same Trustees. Although the Trustees have to weigh the benefits and detriments of the Reorganization to the Funds independently, they could be influenced, or appear to be influenced, by factors affecting the other Funds for which they are Trustees.

        Also, as of April 30, 2011, Trustees and officers of the Funds beneficially owned, as a group, approximately 2.56% of the outstanding common shares of RAP and 8.63% of the outstanding common shares of RIF. The Advisor is beneficially owned by Barry M. Portnoy, a Trustee of RIF and RAP, and Adam D. Portnoy, a Trustee and the President of RIF and RAP. This disproportionate ownership of the Funds by the Trustees and officers of the Funds may be considered an incentive for the Trustees and officers to favor one Fund's interests over another's. The officers of the Funds are officers of the Advisor, as are the portfolio managers of RIF. These situations could create, or appear to create, conflicts of interest with respect to a Trustee's determination of whether to recommend the Reorganization to Fund shareholders.

General Risks of Investing in the Reorganized Fund

         Concentration of Investments

        RIF concentrates, and the Reorganized Fund will concentrate, its portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of the Reorganized Fund's investment portfolio and reduce the asset coverage for the Reorganized Fund's newly issued preferred shares and borrowings. From 2007 through 2009, market conditions caused a dramatic decline in the market value of securities associated with real estate. These market conditions continued for a prolonged period, could reoccur, and may result in the Reorganized Fund having to redeem some of its preferred shares, or repay some of its borrowings, in order to satisfy applicable asset coverage tests under the 1940 Act, the Reorganized Fund's governing documents, the standards of the credit rating agencies which are expected to rate the Reorganized Fund Preferred Shares or the terms governing the Reorganized Fund's borrowings. For example, in 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of RIF's predecessor funds' (the "Old RMR Funds") portfolio investments, particularly their REIT investments. On several occasions, the Old RMR Funds did not have minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not having required asset coverage ratios for the its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of the Reorganized Fund Preferred Shares and repayments of the Reorganized Fund's borrowings.

        To the extent the Reorganized Fund redeems its preferred shares or repay its borrowings, its use of leverage may decline, which may result in reduced returns for the Reorganized Fund's common shareholders. Further information regarding risks associated with investments in REITs and other real estate related securities is provided below under the risk factor subheading "Real Estate Risks." To the extent the Reorganized Fund invests in securities of those companies, its income would be reduced as a result.

         Economic Climate

        Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments could adversely affect the ability of the Fund to borrow for investment purposes, if it chooses to do so, and increase the cost of such borrowings, which would reduce returns to investors. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV of the Fund. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

        The instability in the financial markets experienced since 2007 has led the U.S. Government and certain foreign governments, at times, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. There can be no assurance that any such actions will not become necessary again in the future. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

        The Fund does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio. The Advisor intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.

         The Dodd-Frank Act

        Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives (including swaps) trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds and private fund advisers; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

        It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objectives.

        The implementation of the Dodd-Frank Act could also adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

         Real Estate Risks

        A number of risks are created by the Reorganized Fund's investment focus on REITs and other real estate related securities, including the following:

        Real Estate Cycle Risks.    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases, and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

        The value of real estate and securities associated with real estate dramatically declined in connection with the financial crisis and recession of 2007-2009. The decline in the values of real estate and real estate-related securities stemmed from a disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit market, and had severe consequences for the real estate and credit markets and, to a large degree, the economy in general. These factors created a highly volatile and uncertain business environment for investment companies, and the REITs in which they invest, that focus their investments in real estate and real estate-related securities and significantly increased the risk of investing in investment companies like the Reorganized Fund. These risks included, but were not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards, and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general. Since 2009, the value of real estate and securities associated with real estate has gradually begun to recover, however this recovery remains fragile and uncertain and there can be no assurance that this recovery will be sustained or that the value of real estate and securities associated with real estate will not again dramatically decline giving rise again to the risks discussed above.

        Additionally, the residential housing sector in the United States has been under considerable pressure during the past three years with home prices nationwide down significantly on average. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average. Accordingly, instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market, thereby reducing the Fund's investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

        Property Type Risks.    Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Reorganized Fund's portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example, RIF has invested in, and the Reorganized Fund will invest in:

  •
  REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates. Additional risks with respect to these types of properties are described under the sub-heading "Patient Protection and Affordable Care Act".

  •
  REITs that own hotels and resorts. These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and the recent economic downturn has had a disproportionately negative impact on hospitality REITs.

  •
  REITs that own, manage and operate shopping centers or other retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

  •
  REITs that own, manage and operate rental housing such as apartment buildings. Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

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  REITs that focus on investing in warehouse and industrial properties. The values of these properties may be adversely affected by changing patterns of global or regional trade.

  •
  REITs that own or operate office buildings. These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

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  REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants. The value of these properties will vary with the financial strength or business prospects of their tenants.

  •
  REITs that own, manage and operate other types of specialized real estate, including self storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in consumer preferences and general economic conditions.

        Patient Protection and Affordable Care Act.    In March 2010, President Obama signed into law the Patient Protection and Affordable Care Act and an associated reconciliation bill (the "Health Care Reform Law"). The Health Care Reform Law is a sweeping law intended to broaden access to health insurance through, among other things, an individual mandate to obtain health insurance, reduce or constrain the growth of healthcare spending, enhance remedies against fraud and abuse, add new transparency requirements for the healthcare and health insurance industries, impose new taxes and fees on the health industry and impose additional health policy reforms. The impact on the healthcare industry, including REITs that own healthcare facilities, congregate care properties, assisted living facilities and nursing homes, of the Health Care Reform Law is extensive and includes, among other things, having the U.S. federal government assume a larger role in the healthcare system, expanding healthcare coverage of United States citizens, mandating basic healthcare benefits and changing the way healthcare is financed by both private and governmental insurers. Many of the changes in the rate setting mechanisms for the Medicare and Medicaid programs that specifically direct reductions in reimbursements for specific procedures are coupled with requirements prohibiting reductions in the quality and quantity of the care provided; it can be expected that as these changes are implemented, the reimbursements for certain companies who offer for sale products or services that are used in treating Medicare and Medicaid program beneficiaries will drop, affecting their financial condition, the value of their securities and their ability to meet their obligations to creditors and other third parties. Additionally, substantial new provisions affecting compliance have also been enacted, which may require healthcare companies to modify their business practices in various manners. Elements of this legislation, such as comparative effectiveness research, an independent payment advisory board, payment system reforms, including shared savings pilots, episode of care reimbursement mechanisms, and bundled payment mechanisms and other provisions, could meaningfully change the way healthcare is developed and delivered, and may materially impact numerous aspects of the healthcare industry, which may in turn materially impact the returns available to those who invest in or provide financing to the healthcare industry, such as REITs that own healthcare facilities, congregate care properties, assisted living facilities and nursing homes.

        Location Risks.    Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs' abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have recently declined as a result of losses and job cuts in the U.S. auto industry in that area.

        Size Risks.    REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Reorganized Fund's financial performance, especially if the Reorganized Fund purchases or sells large amounts of an individual security within a short time.

        Climate Change Risk.    Climate change, and its regulation, may affect the value of the Fund's investments, particularly the Fund's investments in REITs or other real estate companies that are concentrated in a particular geographic area. The Fund's current evaluation is that the near term effects of climate change and climate change regulation on the Fund's investments are not material, but the Fund cannot predict the long term impacts on the Fund or its investments from climate change or its regulation. The ongoing political focus on climate change has resulted in various treaties, laws and regulations which are intended to limit carbon emissions. The Fund believes these laws being enacted or proposed may cause energy costs at properties owned by the REITs or other real estate companies in which the Fund invests to increase. The Fund does not expect the direct impact of such increases to be material to the value of its investments, because the increased costs either would be the responsibility of tenants or operators of properties owned by the REITs or other real estate companies in which the Fund invests, or, in the longer term, passed through and paid by the customers of such properties. Although the Fund does not believe it is likely in the foreseeable future, laws enacted to mitigate climate change may make some buildings of property owners obsolete or cause such owners to make material investments in their properties, which could materially and adversely affect the value of the Fund's investments in REITs or other real estate companies owning such properties. Climate change may also have indirect effects on property owners by increasing the cost of (or making unavailable) property insurance. Moreover, compliance with new laws or regulations related to climate change, including compliance with "green" building codes, may require property owners to make improvements to existing properties or increase taxes and fees assessed on their properties. There can be no assurance that climate change will not have a material adverse effect on the properties, operations or business of the Fund's investments in REITs and other real estate companies.

        The Fund cannot predict with certainty whether global warming or cooling is occurring and, if so, at what rate. However, the physical effects of climate change could have a material adverse effect on the properties, operations and business of the Fund's portfolio investments in REITs and other real estate companies in certain geographical locations. To the extent climate change causes changes in weather patterns, properties in these markets could experience increases in storm intensity, flooding and rising sea-levels. Over time, these conditions could result in declining demand for the buildings owned by the REITs and other real estate companies in which the Fund invests, or the inability of such REITs or other real estate companies to operate such buildings at all.

        Other Real Estate Risks.    REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

        Other special risks which affect real estate ownership and operations and such risks are not shared with the securities market generally. For example:

  •
  REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

  •
  Environmental laws may make REITs responsible for clean up costs at properties owned by the REITs even if the environmental damage was not caused by the REITs.

  •
  Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass those cost increases to their tenants, these increases may result in reduced income or greater losses and reduced valuations for affected properties and their REIT owners.

         Fund Distributions

        In connection with the Reorganization, Reorganized Fund Preferred Shares will be issued to the preferred shareholders of RIF in exchange for their preferred shares. In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. On several occasions, the Old RMR Funds did not have the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' (and RIF's and the Reorganized Fund's) governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not having the required asset coverage ratios for its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of Reorganized Fund Preferred Shares and repayments of the Reorganized Fund borrowings.

        The Reorganized Fund's Board will periodically evaluate its common share distribution policy and may, in the future, change its common share distribution policy. Distributions on RAP Common Shares are payable to the extent, at the rate and in the form declared by the Reorganized Fund's Board and will be determined based on market conditions and other factors the Reorganized Fund's Board deems relevant. There can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that the Reorganized Fund will make regular quarterly distributions, or that any annual capital gains distributions will be paid.

         Payment Restrictions

        The Reorganized Fund's ability to declare and pay distributions on Reorganized Fund Preferred Shares and RAP Common Shares is restricted by the Reorganized Fund's governing documents, credit agreements and the 1940 Act unless, generally, the Reorganized Fund continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "General Risks of Investing in the Reorganized Fund—Fund Distributions," "Additional Information About Preferred Shares of the Funds—Distribution Restrictions" and "Additional Information About Common Shares of the Funds." The restrictions on the Reorganized Fund's distributions might prevent the Reorganized Fund from maintaining its qualification as a regulated investment company for United States federal income tax purposes. Although the Reorganized Fund intends to redeem Reorganized Fund Preferred Shares and repay the Reorganized Fund's borrowings if necessary to meet asset coverage requirements, as discussed above in "General Risks of Investing in the Reorganized Fund—Fund Distributions," there can be no assurance that such redemptions or repayments will allow the Reorganized Fund to maintain its qualification as a regulated investment company under the Code.

         Geopolitical Risk

        The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, terrorist attacks in the United States and around the world and instability and uncertainty resulting from the recent earthquake and resulting tsunami in Japan may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets.

         Interest Rate Risks

        When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of the Reorganized Fund's investments will be in dividend or interest paying securities and because the Reorganized Fund expects to make regular distributions to its shareholders, provided that market conditions and volatility do not dictate otherwise, both the Reorganized Fund's NAV and the value of the Reorganized Fund's shares are likely to decline when interest rates rise. Also, the asset coverage for its preferred shares and borrowings are likely to decline when interest rates rise, and a material decline in the Reorganized Fund's NAV may impair the Reorganized Fund's ability to maintain required levels of asset coverage for the preferred shares and borrowings and thus impact the Reorganized Fund's ability to make distributions to common shareholders.

        The Reorganized Fund may, but is not required to, enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on its preferred shares or the Reorganized Fund's cost of borrowings. These hedges are designed to mitigate, but not eliminate, the impact on the Reorganized Fund of rising interest rates. If the Reorganized Fund enters an interest rate swap, a decline in short term interest rates may result in a decline in net amounts payable to the Reorganized Fund and a corresponding decline in the value of the swap. If the Reorganized Fund purchases an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If the Reorganized Fund enters into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the Reorganized Fund's NAV. A material decline in the Reorganized Fund's asset value may also impair the Reorganized Fund's ability to maintain required levels of asset coverage for the Reorganized Fund's preferred shares and borrowings. See "Comparison of the Funds: Investment Objectives and Policies—Interest Rate Transactions."

         General Derivatives Risk

        Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include, but are not limited to, options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Whether the Fund's use of derivatives is successful will depend on, among other things, the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund's ability to successfully use derivative instruments. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, derivatives contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in value.

        Some derivatives markets are, in general, relatively new markets and there are uncertainties as to how these markets will perform during periods of unusual price volatility or instability, market liquidity or credit distress. For example, the swaps market is a relatively new market and is largely unregulated. Documentation, clearance and settlement practices generally in the market have been the subject of regulatory and industry concerns and the Dodd-Frank Act seeks to impose a new regulatory structure on some derivatives markets, the swaps market in particular. Many of the requirements of Title VII of the Dodd-Frank Act (the "Derivatives Title") remain to be specified by regulation, are currently working through the agency rulemaking process, and such requirements are not likely to be finalized for up to a year following enactment, or later, in some cases. The new requirements of the Derivatives Title may increase the cost of certain hedging and other derivatives transactions; additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period. There can be no assurance that these developments will not adversely affect the business and investment activities of the Advisor and certain types of investment funds, including the Fund, by making certain trades and strategies employed by the Advisor less profitable or advantageous or, in some cases, unfeasible. In addition, the Advisor may be subject to potential registration requirements or other additional responsibilities under the Derivatives Title, and may therefore incur increased cost in conducting the Fund's or strategies, which may adversely affect the performance of the Fund.

        Derivatives transactions (such as futures contracts and options thereon, options and swaps) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

         Counterparty Risk

        To the extent that the Fund engages in principal transactions, including, but not limited to, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including swap contracts. In the event of the insolvency of a counterparty, the Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisor will seek to minimize the Fund's exposure to counterparty risk by entering into such transactions with counterparties the Advisor believes to be creditworthy at the time they enter into the transaction. Certain transactions may require the Fund to provide collateral to secure their performance obligations under a contract.

         Counterparty Arrangements

        In selecting counterparties to transactions in which the Fund will engage, including but not limited to, borrowings under lines of credit it may have in place, the Advisor has the authority to and will consider a variety of factors in addition to the price associated with such transactions. Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility. If the Advisor determines that the counterparty's transaction costs are reasonable overall, the Fund may incur higher transaction costs than it would have paid had another counterparty been used. The Advisor will periodically re-evaluate its assessment of the selected counterparty. Subject to any applicable regulatory frameworks and the terms of the Fund's governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Fund or the Advisor, and thus such transactions may be subject to a number of potential conflicts of interest.

         Leverage Risk

        RIF uses, and the Reorganized Fund will use, leverage for investment purposes by issuing preferred shares and borrowing money. As of June 30, 2011, leverage represented approximately 22% of RIF's average managed assets (which includes average net assets attributable to common shares as well as average assets attributable to Fund preferred shares and the principal amount of RIF's borrowings). In connection with the Reorganization, Reorganized Fund Preferred Shares will be issued in exchange for RIF preferred shares. Immediately, after the Reorganization, it is currently anticipated that leverage would represent approximately 14% of the Reorganized Fund's average managed assets. The Reorganized Fund may revise the amount and type of leverage its employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund's Board.

        The Reorganized Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include (a) the likelihood of greater volatility of NAV of the Reorganized Fund (and thus of the asset coverage for the Reorganized Fund's preferred shares or borrowings) than a comparable portfolio without leverage, (b) the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Reorganized Fund must pay will reduce the return to shareholders, (c) leverage in a declining market is likely to cause a greater decline in the NAV of the Reorganized Fund than if the Reorganized Fund were not leveraged; and (d) leverage may increase operating costs, which may reduce total return. The Reorganized Fund may from time to time consider changing the amount of its leverage in response to actual or anticipated changes in interest rates or the value of the Reorganized Fund's investment portfolio. There can be no assurance that the Reorganized Fund's leverage strategies will be successful.

        If the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on the Reorganized Fund's borrowings exceed the net rate of return on the Reorganized Fund's portfolio, the leverage will result in a lower NAV than if the Reorganized Fund were not leveraged. Any decline in the NAV could increase the risk of the Reorganized Fund failing to meet its asset coverage requirements, of losing its ratings on the Reorganized Fund Preferred Shares or, in an extreme case, of the Reorganized Fund's current investment income not being sufficient to pay distributions on the RIF preferred shares or interest on the Reorganized Fund's borrowings. Under such circumstances, the Reorganized Fund may be required to liquidate portfolio securities to redeem or repurchase some or all of the Reorganized Fund preferred shares or repay borrowings, causing the possible realization of substantial losses and the incurrence of transaction costs. See "General Risks of Investing in the Reorganized Fund—Fund Distributions". As market conditions improve and market opportunities arise, the discounted asset coverage requirements imposed by the terms of RAP's Preferred Shares and credit agreements tend to restrict the redeployment of assets from cash and higher quality assets having lower discount factors to lower quality, higher yielding assets having higher discount factors, even when such securities are available at attractive prices.

        Dividend rates for Reorganized Fund Preferred Shares will be typically reset in auctions conducted every seven days. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. Any obligation to pay higher rates may reduce the amount of the Reorganized Fund's NAV and reduce the asset coverage for its preferred shares.

        The Reorganized Fund may borrow money from banks or other financial institutions or issue debt securities. On July 1, 2010, RIF entered into a three year, $10,000,000 revolving credit facility (the "Facility") with Wells Fargo that expires July 1, 2013. RIF paid a commitment fee of $75,000 that is being amortized over the period of the loan. The Facility is secured by RIF's investments and bears interest at LIBOR plus 2.75%. RIF also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the credit agreement. The Facility requires RIF to satisfy certain collateral requirements and to maintain a certain level of assets. As of December 31, 2010, RIF had $10,000,000 outstanding under the Facility. From July 1, 2010 to December 31, 2010, the average daily outstanding balance under the Facility was $8,864,130 and the weighted average interest rate was 3.07%. In connection with the Reorganization, RIF's Facility with Wells Fargo will be assigned to the Reorganized Fund. This borrowing is subject to stricter asset coverage requirements under the 1940 Act than the Reorganized Fund Preferred Shares.

        The Reorganized Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Reorganized Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Reorganized Fund, as a shareholder, would bear its proportionate share of the cost of such leveraging.

        Assuming (i) that leverage will represent approximately 14% of the Reorganized Fund's average managed assets, (ii) the preferred shares representing the Reorganized Fund's leverage will pay dividends at an average annual rate of 1% and (iii) the Reorganized Fund will pay an interest rate at an average annual rate of 3% on its borrowings, then the incremental income generated by the Reorganized Fund's portfolio (net of estimated expenses) must exceed approximately 0.20% of the Reorganized Fund's average managed assets in order to cover such dividend and interest payments. Of course, these numbers are merely estimates, used for illustration. Actual distribution rates are set at periodic auctions, may vary frequently and may be significantly higher or lower than this rate, and the actual interest rate paid on borrowings will vary based on LIBOR.

        The following table is designed to illustrate the effect of leverage on the total return to the Reorganized Fund's common shareholders, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Reorganized Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Reorganized Fund's investment portfolio returns will be. The table further assumes leverage in an amount equal to 14% of the Reorganized Fund's average managed assets, the Reorganized Fund's currently projected annual dividend rate on its preferred shares of 1% and the Reorganized Fund's currently projected annual interest rate on its borrowings of 3%..

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to common shareholder (pro forma assuming Reorganization is consummated)	(14)%	(8)%	(2)%	4%	9%

        The total return to the Reorganized Fund common shareholders shown on this chart is composed of two elements: common share distributions the Reorganized Fund pays to its common shareholders (the amount of which is largely determined by the Reorganized Fund's net investment income after paying distributions on Reorganized Fund Preferred Shares and interest of the Reorganized Fund borrowings) and realized and unrealized gains or losses on the value of the securities the Reorganized Fund owns.

        Because the fee paid by the Reorganized Fund to the Advisor is calculated on the basis of the Reorganized Fund's average daily managed assets (which includes the liquidation preference of the Reorganized Fund Preferred Shares and the principal amount of the Reorganized Fund's borrowings), the fee will be higher when leverage is utilized, giving the Advisor an incentive to favor the use of leverage.

        The distribution rates on Reorganized Fund Preferred Shares, and the interest rates on the Reorganized Fund's borrowings, will typically be based on short term interest rates. The Reorganized Fund will buy real estate securities that pay distributions. These distribution payments are typically, although not always, higher than short term interest rates. If short term interest rates rise, distribution rates on the Reorganized Fund Preferred Shares and interest rates on the Reorganized Fund's borrowings may rise and reduce the Reorganized Fund's income. An increase in long term interest rates could negatively impact the value of the Reorganized Fund's investment portfolio and reduce the asset coverage for the Reorganized Fund's preferred shares and borrowings. The Reorganized Fund may enter into interest rate swap or cap transactions with the intent to reduce the risk posed by increases in short term interest rates, but there is no guarantee that the Reorganized Fund will engage in these transactions or that these transactions will be successful in reducing interest rate risk.

        To date, no auctions for RIF preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of RIF's lead broker dealer for its preferred securities, had previously acquired for its own account a substantial portion of RIF's preferred securities in the auctions, and could ultimately come to own for its own account all or substantially all of such preferred securities if in the future it again begins to acquire such preferred securities for its own account. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filing, dated as of June 30, 2011, it owned approximately 12.14% of all of RIF's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in RIF's auctions, some auctions likely would have failed and holders of the RIF's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Reorganized Fund Preferred Shares in any future auction of Reorganized Fund Preferred Shares in which demand is insufficient for the Reorganized Fund preferred shareholders to sell all offered preferred shares, or that the Reorganized Fund will not have any auction for its preferred securities fail. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Reorganized Fund Preferred Shares may not be able to sell their preferred shares in that auction. If auctions for the Reorganized Fund Preferred Shares fail, or if market conditions generally frustrate the Reorganized Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Reorganized Fund to change the form and/or amount of investment leverage used by the Reorganized Fund.

         Market Discount Risk

        Shares of closed end investment companies frequently trade at a discount to NAV. Historically, RIF and RAP Common Shares have traded at a discount to NAV. The trading price of RAP Common Shares will be determined by a number of factors, including the performance of the Reorganized Fund and its investments, market conditions, and the comparative number of RAP Common Shares offered for purchase or sale by persons trading such shares on the NYSE Amex at any time. Similarly, the value of the Reorganized Fund's assets will move up and down based on the market prices of its portfolio securities. Accordingly, the Reorganized Fund's NAV will fluctuate and it is unknown whether the RAP Common Shares will trade at, above or below the Reorganized Fund's NAV. There can be no assurance regarding the trading price of the RAP Common Shares.

         Preferred Securities Risks

        RIF invests in, and the Reorganized Fund will invest in, preferred securities, including preferred securities of REITs. Investment in preferred securities creates certain risks, including the following:

  •
  Preferred securities usually accrue periodic distributions. However, holders of preferred securities often have limited rights to force issuers to pay these distributions. Also, the terms of preferred securities usually require that no distributions be paid when the issuers are in default of any debt obligations and that rights of preferred securities holders be otherwise subordinated to the rights of issuers' creditors.

  •
  Generally, the preferred shares the Reorganized Fund will own will give the Reorganized Fund no rights, or only limited rights, to vote on matters concerning the issuing companies. Accordingly, the Reorganized Fund expects to have no or limited voting influence on matters affecting issuers, including matters that the Reorganized Fund believes may reduce the market value of the securities it owns, for example, matters that may cause a decline of ratings assigned to an issuer's securities or otherwise increase credit risks.

  •
  Most of these securities have no maturity date, require perpetual payment of a fixed coupon and provide their issuer a right of redemption at a fixed price. If the Reorganized Fund purchases these securities at a price that is in excess of their redemption price, and if issuers of these securities exercise their redemption rights, the Reorganized Fund may not realize the value for the premium it paid. In addition, when market interest rates decline below the coupon rate of the security, the issuer will have an incentive to redeem those securities with the proceeds from the issuance of new securities issued by it at the lower market rate of interest or from other sources. If this occurs, the Reorganized Fund's income may decline as a result.

         Below Investment Grade Securities Risk

        The preferred and debt securities in which the Reorganized Fund may invest are sometimes referred to as "ratable securities". A ratable security is generally considered below investment grade if it is not rated at least Baa3, BBB- or BBB- by Moody's, S&P, or Fitch, respectively, or if the ratable security has characteristics which are comparable to below investment grade securities rated by Moody's, S&P or Fitch. The ratable securities in which the Reorganized Fund may invest may be below investment grade and the Reorganized Fund's investment policies do not limit the Reorganized Fund's ownership of below investment grade securities. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative and are often referred to as "high yield securities" or "junk bonds". Because the Reorganized Fund may invest in speculative securities, an investment in the Reorganized Fund's common shares is likely to involve a greater risk of loss than an investment in a fund that has policies limiting its investments in lower rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which the Reorganized Fund can sell a lower rated security or cause large fluctuations in the NAV of the Reorganized Fund's common shares. If an issuer of lower rated securities the Reorganized Fund owns defaults, the Reorganized Fund may incur additional expenses to seek recovery, take possession of and dispose of an issuer's assets, property or operations. If significant numbers of issuers whose securities the Reorganized Fund owns default on their obligations to the Reorganized Fund, the Reorganized Fund's ability to pay distributions to shareholders may be impaired.

         Credit Risks

        The Reorganized Fund's ability to collect payments due to the Reorganized Fund from the issuers of the Reorganized Fund's investments in preferred and other securities or from the counterparties to an interest rate hedge or other contract is generally dependent upon the creditworthiness of the issuers or counterparties. The risk that an issuer of a preferred security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which the Reorganized Fund invests will lower the market value of the Reorganized Fund's portfolio of investments and may cause the value of an investment in the Reorganized Fund's common shares to decline.

         Non-Diversification Risk

        RAP is a non-diversified investment company. Because RAP is non-diversified, as defined in the 1940 Act, it may make a significant part of its investments in a limited number of securities. The value of any individual security may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. To the extent the Reorganized Fund invests a relatively high percentage of assets in the securities of a limited number of issuers, it may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence. Because the Reorganized Fund's investment portfolio will be less diversified than that of many other investment companies, the value of an investment in common shares of the Reorganized Fund over time may be more volatile than an investment in a diversified fund.

         Anti-Takeover Risks

        RAP's declaration of trust and bylaws, as do the declaration of trust and bylaws of RIF, contain provisions which limit the ability of any person to acquire control of RAP or to convert RAP to an open end investment company. For example, RAP's Board intends to strictly enforce the provisions in RAP's declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate, as well as by class, of RAP's common shares. If the Fund were converted to open end status, the Fund may have to redeem its preferred shares and borrowings, which may reduce the desire for a shareholder to have RAP convert to an open end fund. See "Certain Provisions of the Declaration of Trust." Furthermore, the greater size of the Reorganized Fund after the Reorganization could deter persons from attempting to acquire control of the Reorganized Fund and implement changes that may be beneficial to the Reorganized Fund's common shareholders.

        Additionally, many provisions contained in RAP's governing documents, including, as an example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against RAP, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of RAP against RAP, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of RAP, the ability of the chairperson of a meeting of shareholders of RAP to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders, are similar to those contained in the governing documents of RIF and these similarities may deter persons from attempting to acquire control of RAP and implement changes that may be beneficial to RAP common shareholders. For example, RAP's and RIF's declaration of trust limits the matters that can be voted on by shareholders and the threshold required for approval of matters by shareholders varies depending on whether a certain number of the Fund's Trustees have approved a matter. With respect to matters brought before a meeting of shareholders other than the election of Trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, the listing requirements of the principal exchange on which the common shares of RAP are listed or a specific provision of RAP's declaration of trust, (a) if the matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees (as defined in RAP's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter. The higher voting standard required for approval of matters not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, may deter persons from attempting to implement changes that may be beneficial to RAP shareholders. RAP's bylaws also expressly authorize the chairperson of a shareholders' meeting, subject to review by the Independent Trustees of RAP, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) RAP's Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that RAP's Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) RAP's Board or the chairperson of the meeting determines that adjournment is otherwise in the best interests of RIF.

        Additionally, provisions of each Fund's declaration of trust limit shareholders' ability to elect Trustees. Under RAP's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees," meaning that such Trustees are required to be individuals who have been employees, officers or directors of RAP's investment adviser or involved in the day-to-day activities of RAP during the one year prior to their election as Trustee. Further, each Fund's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which the Funds' common shares are listed, subject to the voting rights of any class or series of the Funds' shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in an uncontested election of Trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in a contested election (which is an election at which the number of nominees exceeds the number of Trustees to be elected). RAP's and RIF's declaration of trust also provides that Trustees may be removed (a) with or without "Cause" by the affirmative vote of the remaining Trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of the classes or series of shares of the Funds entitled to vote for the election of such Trustee. "Cause", under RAP's and RIF's declaration of trust, requires a showing of willful misconduct, dishonesty or fraud on the part of a Trustee.

        Each Fund's bylaws also limit the ability of shareholders to propose nominations for Trustee or other proposals of business to be considered at annual meetings of shareholders. Pursuant to each Fund's bylaws, only a shareholder who (a) has continuously held the lesser of $2,000 in market value, or 1%, of the shares of the Funds entitled to vote at the meeting on such election or the proposal for other business, as the case may be, for at least one year from the date such shareholder gives the notice required by RAP's and RIF's bylaws, and continuously holds such shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (b) is a shareholder of record at the time of giving notice of a nomination or proposal of other business through and including the time of the annual meeting (including any adjournment or postponement of such annual meeting), (c) is entitled to make nominations or propose other business and to vote at the meeting on such election, or the proposal for other business, as the case may be, and (d) complies with the notice procedures provided in RAP's and RIF's bylaws as to nominations of Trustees or other business, may make any nomination or propose other business to be considered by shareholders at the annual meeting of shareholders.

        Also, RAP's and RIF's declaration of trust provides for various regulatory and disclosure requirements effecting the Funds or any of its subsidiaries that shareholders of the Funds are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in the Funds or actions affecting the Funds, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on the Funds or any subsidiary of the Funds or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with the Funds to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of the Funds or any subsidiary of the Funds; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of the Funds necessary to cause the application of such requirement or regulation to not apply to the Funds or any subsidiary of the Funds; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Funds by not later than the 10th day after triggering such requirement or regulation, then any shares of the Funds beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

        In addition to the above-mentioned provisions, other provisions of RAP's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of RAP, causing a change in the management of RAP or RAP's Board or implementing changes that may be beneficial to RAP common shareholders.

         RAP's Governing Instruments Provide the Board Authority to Effect Significant Transactions without Shareholder Approval

        The declaration of trust of RAP, as does the declaration of trust of RIF, provides the Board with authority to effect significant transactions without shareholder approval. For example, unless otherwise required by applicable law, the Board may generally amend the declaration of trust of RAP or cause RAP to merge or consolidate, sell all or substantially all of its assets, or liquidate or terminate if 75% of the Trustees approve the transaction. In addition, subject to certain exceptions, the declaration of trust of RAP, as does the declaration of trust of RIF, provides the Board with authority to change RAP's domicile without shareholder approval.

         The Delaware Statutory Trust Act's Policy of Giving Maximum Effect to the Principle of Freedom of Contract and to the Enforceability of Governing Instruments

        RAP and RIF are trusts which are governed by contract and the Delaware Statutory Trust Act and not by the Delaware General Corporation Law. The policy of the Delaware Statutory Trust Act is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments. Delaware courts have strictly enforced contractual provisions contained in governing instruments pursuant to the Delaware Statutory Trust Act and other Delaware business entity laws. As a result of the Delaware Statutory Trust Act's policy and Delaware case law precedent, Delaware courts may strictly enforce the terms of RAP's governing instruments even where equitable principles might arguably provide otherwise.

         Inflation Risk

        Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of common shares of the Reorganized Fund and preferred shares of the Reorganized Fund and distributions on those preferred shares may decline. In an inflationary period, however, it is expected that, through the auction process, distribution rates on preferred shares of the Reorganized Fund would increase tending to offset this risk for preferred shareholders of the Reorganized Fund.

         Deflation Risk

        Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities the Reorganized Fund invests and the value of those securities may decline. A decline in the value of the Reorganized Fund's investments during periods of deflation may reduce the value of the common shares of RAP and might reduce the distributions on the Reorganized Fund Preferred Shares. A material decline in the Reorganized Fund's NAV may impair the Reorganized Fund's ability to maintain required levels of asset coverage for its preferred shares and borrowings.

Additional Risks of Investing in Reorganized Fund Preferred Shares

         Auction Risk

        Although to date no auctions for RIF preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions), if RBC Capital Markets, LLC, an affiliate of RIF's lead broker-dealer for its auction rate preferred securities, had not been a purchaser of preferred securities in RIF's auctions, some auctions likely would have failed and holders of RIF's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Reorganized Fund Preferred Shares in any future auction of Reorganized Fund Preferred Shares in which demand is insufficient for the Reorganized Fund's preferred shareholders to sell all offered preferred shares, or that the Reorganized Fund will not have any auction for its preferred securities fail. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Reorganized Fund Preferred Shares may not be able to sell their preferred shares in that auction. If auctions for the Reorganized Fund Preferred Shares fail, or if market conditions generally frustrate the Reorganized Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Reorganized Fund to change the form and/or amount of investment leverage used by the Reorganized Fund.

        If a holder of preferred shares places a hold order at an auction (an order to retain preferred shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, such holder will not retain its preferred shares. Additionally, if a holder of the Reorganized Fund Preferred Shares elects to buy or retain the Reorganized Fund Preferred Shares without specifying a rate below which such holder would not wish to continue to hold those Reorganized Fund Preferred Shares, and the auction sets a rate below the current market rate, such holder may receive a lower rate of return on its Reorganized Fund Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Reorganized Fund Preferred Shares, which could also affect the liquidity of the Reorganized Fund Preferred Shares. Neither the broker-dealers that have entered into an agreement with the auction agent (the "Broker Dealers") nor the Reorganized Fund are obligated to purchase the Reorganized Fund Preferred Shares in an auction or otherwise, nor will Broker Dealers of the Reorganized Fund's be required to redeem the Reorganized Fund Preferred Shares in the event of a failed auction. See "Additional Information About Preferred Shares of the Funds."

         Secondary Market Risk

        If a holder of the Reorganized Fund Preferred Shares attempts to sell those preferred shares other than in a successful auction, the preferred shareholder may be unable to sell all or any of those preferred shares or the price at which they may be sold may be materially less than the liquidation preference of $25,000 per preferred share plus accrued distributions. The value of income securities such as the Reorganized Fund's preferred securities typically declines when interest rates rise and securities with longer maturities are often more affected than securities with short maturities. The Reorganized Fund's preferred securities are perpetual securities and may decline in value materially if their auctions fail, although the decline is somewhat mitigated by the fact that the Reorganized Fund's preferred securities require variable dividend yields after failed auctions which are generally higher than the yields historically paid after successful auctions. Neither the auction agent for, nor any Broker Dealer who sells, the Reorganized Fund Preferred Shares are required to make a market in these shares; and, even if they begin to make such a market, they may discontinue doing so at anytime. Similarly, the Reorganized Fund is not required to redeem their preferred securities when auctions fail or if a secondary market sale is unavailable to a preferred shareholder. The Reorganized Fund Preferred Shares are not listed on any stock exchange. Accordingly, holders of the Reorganized Fund Preferred Shares, including the Reorganized Fund Preferred Shares issued in the Reorganizations, may not be able to sell their shares for their liquidation value plus accrued distribution or for any price, if the auctions for such preferred shares fail.

         Ratings and Asset Coverage Risk

        In order to obtain ratings for the Reorganized Fund Preferred Shares, the Reorganized Fund must satisfy certain asset coverage and diversification requirements. See "Additional Information About Preferred Shares of the Funds—Rating Agency Guidelines and Asset Coverage" for a more detailed description of the asset tests the Reorganized Fund must meet. However, while the Reorganized Fund has applied to receive a rating from Moody's for the Reorganized Fund Preferred Shares to be issued in the Reorganization, the receipt of any such ratings do not eliminate or mitigate the risks of investing in the Reorganized Fund Preferred Shares. A rating agency could downgrade its rating or withdraw its rating of the Reorganized Fund Preferred Shares, which may make the Reorganized Fund Preferred Shares less liquid at an auction or in a secondary market.

        In certain circumstances the Reorganized Fund may not earn sufficient income from its investments to pay distributions on the Reorganized Fund Preferred Shares. The value of the Reorganized Fund's investment portfolio may decline, reducing the asset coverage for the Reorganized Fund Preferred Shares. Additionally, the Reorganized Fund may be forced to redeem the Reorganized Fund Preferred Shares to meet regulatory requirements, rating agency requirements or requirements in its governing documents, or the Reorganized Fund may voluntarily redeem the Reorganized Fund Preferred Shares in certain circumstances. See "General Risks of Investing in the Reorganized Fund—Fund Distributions." In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. On several occasions, the Old RMR Funds did not have the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR

Funds' (and RIF's and the Reorganized Fund's) governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not having the required asset coverage ratios for the its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of the Reorganized Fund preferred shares and repayments of the Reorganized Fund borrowings.

         Payment Restrictions

        The Reorganized Fund's ability to declare and pay distributions on the Reorganized Fund Preferred Shares and the Reorganized Fund's common shares is restricted by the Reorganized Fund's governing documents and the 1940 Act unless, generally, the Reorganized Fund continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "General Risks of Investing in the Reorganized Fund—Fund Distributions," "Additional Information About Preferred Shares of the Funds—Rating Agency Guidelines and Asset Coverage," "Additional Information About Preferred Shares of the Funds—Distribution Restrictions" and "Additional Information About Common Shares of the Funds." The restrictions on the Reorganized Fund's distributions might prevent the Reorganized Fund from maintaining its qualification as a regulated investment company for United States federal income tax purposes. Although the Reorganized Fund intends to redeem the Reorganized Fund Preferred Shares if necessary to meet asset coverage requirements, as discussed above in "Ratings and Asset Coverage Risk" and "General Risks of Investing in the Reorganized Fund—Fund Distributions," there can be no assurance that redemptions will allow the Reorganized Fund to maintain its qualification as a regulated investment company under the Code.

Comparison of Risks of Investing in RAP versus RIF

        The common shareholders of the Reorganized Fund are subject to certain risks that are not applicable or will become less important if the Reorganization is consummated. These include the specific risks associated with investing in foreign securities, and in particular securities of issuers in the Asia Pacific region. Since the Reorganized Fund's investment objectives, policies and restrictions after the Reorganization is consummated will be identical to RIF's, the risks of investing in RAP Common Shares are the same as the risks of investing in RIF. Based on current market conditions, however, the Advisor currently believes that the Reorganized Fund will, over time, divest its portfolio of all or substantially all of the RAP Legacy Assets and focus its investment program on the United States real estate sector. In order to sell the RAP Legacy Assets in an orderly manner, the Reorganized Fund may, for 180 days following the closing of the Reorganization, invest up to 50% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange, after which the Reorganized Fund, like RIF, will not invest more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.

EXPENSES OF THE FUNDS

The Funds' Expenses

        The following tables illustrate the pro forma change in expenses for the year ended December 31, 2010 assuming that the Reorganization is approved and consummated. The tables set forth each Fund's expenses as a percentage of average net assets attributable to common shares for the year ended December 31, 2010 and, for the tables which assume the use of leverage, reflect the cost of RIF's outstanding preferred shares and borrowings, or leverage, in an amount equal to 22% of RIF's average managed assets for the year, and 14% of the Reorganized Fund's average managed assets for the year on a pro forma basis. All amounts shown in the tables below are unaudited, assume that 20% of RAP's common shares are repurchased in a self tender offer prior to the consummation of the Reorganization and assume that the RAP Legacy Assets are liquidated and the net proceeds invested in real estate related securities in the United States consistent with the Reorganized Fund's revised investment objectives, policies and restrictions and with a yield (calculated as annualized dividend income from the portfolio of investments as a percentage of the value of the portfolio investments) at the same rate as RIF's portfolio of investments, which as of June 30, 2011 was 5.8%, and are derived from the pro forma financial statements of RAP for the year ended December 31, 2010 included as Appendix A to the SAI. These pro forma figures are presented for informational purposes only and may not necessarily be representative of what the actual combined financial position or results of operations would have been had the Reorganization taken place as of or for the period presented or for any future date or period.

PRO FORMA(1)
ACTUAL
REORGANIZED FUND
Common Shareholder Transaction Expenses(2):	RAP	RIF
Sales Load (as a percentage of offering price)(3)	None	None	None
Dividend Reinvestment Plan Fees(4)	None	None	None

	ACTUAL
	Percentage of Average Net Assets Attributable to Common Shares (Assuming Leverage as Described Above)(5)
			PRO FORMA(1)
Annual Expenses (as a percentage of average net assets attributable to common shares):			REORGANIZED FUND
	RAP	RIF
Management Fee	1.00%	1.09%	1.09%
Administration Fee	0.17%	0.16%	0.09%
Interest Payments on Borrowed Funds	N/A	0.23%	0.13%
Other Expenses(6)	0.80%	0.93%	0.74%
Acquired Fund Fees and Expenses(7)	0.00%	0.03%	0.01%
Total Annual Gross Expenses	1.97%	2.44%	2.06%
Total Waivers	0.25%	0.00%	0.00%
Total Annual Net Expenses	1.72%	2.44%	2.06%
Distributions to Preferred Shareholders(8)	N/A	0.18%	0.10%
Total Annual Fund Operating Expenses and Dividends on Preferred Shares	1.72%	2.62%	2.16%

(1)
The pro forma column shown assumes the Reorganization is completed, assumes that 20% of RAP's common shares are repurchased in a self tender offer prior to the consummation of the Reorganization and assumes that the RAP Legacy Assets are liquidated and the net proceeds invested in real estate related securities in the United States consistent with the Reorganized

  Fund's revised investment objectives, policies and restrictions and with a yield (calculated as annualized dividend income from the portfolio of investments as a percentage of the value of the portfolio investments) at the same rate as RIF's portfolio of investments, which as of June 30, 2011 was 5.8%, and excludes the costs and expenses of the Reorganization.

(2)
No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the Reorganized Fund.

(3)
Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of RAP Common Shares in the Reorganization. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(4)
Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5)
Stated as percentages of average net assets attributable to common shares, assuming no issuance of preferred shares or borrowings (no leverage), each Fund's expenses would be as follows:

	ACTUAL
	Percentage of Average Net Assets Attributable to Common Shares (Assuming No Leverage)
			PRO FORMA(1)
Annual Expenses (as a percentage of average net assets attributable to common shares):			REORGANIZED FUND
	RAP	RIF
Management Fee	1.00%	0.85%	0.85%
Administration Fee	0.17%	0.16%	0.09%
Other Expenses(6)	0.80%	0.81%	0.67%
Acquired Fund Fees and Expenses(7)	0.00%	0.03%	0.01%
Total Annual Gross Expenses	1.97%	1.85%	1.62%
Total Waivers	0.25%	0.00%	0.00%
Total Annual Net Expenses	1.72%	1.85%	1.62%
Distributions to Preferred Shareholders	N/A	0.00%	0.00%
(6)
In connection with the Reorganization, there are certain transaction expenses not reflected in "Other Expenses," which include, but are not limited to: costs related to the preparation, printing and distribution of this Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the registration statement on Form N-14 and other related materials; SEC and state securities commission filing fees; expenses incurred in connection with RAP's pre-Reorganization self tender offer and costs associated with the preparation, filing and mailing of documentation related thereto; legal and audit fees associated with the transaction; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The table below summarizes certain aspects of the expenses expected to be incurred in connection with the Reorganization and the annual administrative and operating expense savings of approximately $221,000 expected to be realized as a result of the Reorganization. This annual administrative and operating expense savings estimate was arrived at by adjusting the Reorganized Fund's expenses on a pro forma basis to eliminate duplicative and nonrecurring services and costs. See RAP's Pro Forma Statement of Operations included in Appendix A to the SAI. Because this annual cost savings estimate only reflects the elimination of duplicative and nonrecurring services and costs (i.e., the economies of scale expected as a result of the Reorganization), it does not reflect the additional costs that shareholders of RAP will bear in the Reorganized Fund stemming from the Reorganized Fund's newly obtained leverage, which is set forth elsewhere in this table. In the table below, the estimated annual administrative and operating expense saving of approximately $221,000 has been allocated proportionally between the Funds based on their NAVs as of December 31, 2010; because these savings are expected to result from combining the Funds, it is not possible to measure this savings on an individualized basis. The projected annual administrative and operating expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay back period, then they may not realize any of the projected administrative and operating expense savings resulting from the reduced aggregate administrative and operating expenses. Additionally, expected Reorganization expenses have been allocated between the Funds based on their NAVs as of December 31, 2010; actual Reorganization expenses will be allocated in the manner set forth under "Additional Information About the Reorganization—Expenses of the Reorganization." The numbers presented in the table below, including the projected annual administrative and operating expense savings, are estimates based on the year ended December 31, 2010, and assume that 20% of RAP's shares are repurchased in a pre-Reorganization self tender offer; actual results may differ. Since the Advisor will make a cash payment to compensate RAP for the premature elimination of its advisory fee waiver as a result of the amendment of its advisory agreement to conform to that of RIF's, the elimination of RAP's advisory fee waiver does not affect the estimated administrative and operating expense savings in the table below.

Fund (unaudited)	Net Assets (Common Shares Only)	Projected Annual Expense Savings	Reorganization Expense Allocation		Estimated Payback Period	Reduction to Net Asset Value per Common Share
					(in months)
RAP	$77,122,936	$104,585	402,486	47%	46.18	$0.12
RIF	$85,750,962	$116,285	$447,514	53%	46.18	$0.19

	$162,873,898	$220,870	$850,000	100%

(7)
Acquired Fund Fees and Expenses include the Fund's pro rata portion of the cumulative expense charged by underlying investment companies in which the Fund invests (e.g., portfolio funds), which are non-operating expenses borne indirectly by Fund shareholders that represent the Fund's pro rata portion of the cumulative expense charged by underlying investment companies in which the Fund invests.

(8)
Reflects an average dividend rate of 0.82% on RIF's preferred shares for the year ended December 31, 2010. Actual dividend rates on preferred shares are determined by the auction process. Prevailing interest rate, yield curve and market circumstances when the dividend rate on preferred shares for the next dividend period is set substantially influence the rate determined in an auction. As these factors change over time, so do the dividend rates set. The dividend rates for RIF's preferred shares are set on different dates and therefore would not provide a direct comparison of what these rates would be if established on the same date. If an auction fails, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction.

        The purpose of the fee tables is to assist you in understanding the various costs and expenses that you, as an investor, will bear directly or indirectly.

        The following example is intended to help you compare the costs and expenses of investing in the Reorganized Fund after the Reorganization with the costs and expenses of investing in the Funds without the Reorganization. An investor would pay the following costs and expenses on a $1,000 investment in common shares, assuming (i) the total annual gross expense ratio for each Fund (as a percentage of average net assets attributable to common shares) set forth in the tables above for years 1 through 10, (ii) dividends on preferred shares as set forth in the tables above and (iii) a 5% annual return throughout the period on the original $1,000 investment.

Assuming Leverage

	1 Year	3 Years	5 Years	10 Years
RAP (without fee waiver)	$20	$61	$105	$226
RAP (with fee waiver)	$17	$53	$92	$200
RIF	$26	$80	$137	$292
Pro Forma—Reorganized Fund	$22	$67	$114	$246

Assuming No Leverage

	1 Year	3 Years	5 Years	10 Years
RAP (without fee waiver)	$20	$61	$105	$226
RAP (with fee waiver)	$17	$53	$92	$200
RIF	$19	$57	$99	$214
Pro Forma—Reorganized Fund	$16	$50	$87	$189

        The example set forth above assumes the reinvestment of all dividends and distributions at NAV and does not take into account the compensatory payment to be made to RAP described in Proposal 3 below. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

FINANCIAL HIGHLIGHTS

RAP

        The following schedule presents financial highlights for one common share of RAP outstanding throughout the periods indicated. This information is derived from RAP's audited financial statements for the year ended December 31, 2010 and should be read in conjunction with RAP's audited financial statements for year ended December 31, 2010 and notes thereto, which are incorporated by reference herein. These financial highlights have been audited by [            ], independent registered public accounting firm, whose report thereon, along with the audited financial statements and notes thereto, is included in RAP's annual report to shareholders, filed with the SEC on Form N-CSR on February 28, 2011, for the fiscal year ended December 31, 2010, and are available without charge by calling RAP's toll free number: (866) 790-8165.

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006
Per Common Share Operating Performance(b)(c)
NAV, Beginning of Period	$21.72	$18.34	$39.67	$46.10	$37.19	(d)

Income From Investment Operations
Net Investment Income(e)	0.28	0.09	0.12	0.24	0.41
Net realized and unrealized appreciation/(depreciation) on investments	2.23	4.26	(21.45)	4.97	8.58
Distributions to preferred shareholders (common stock equivalent basis) from:
1. Net investment income	—	—	—	—	—
2. Net realized gain on investments	—	—	—	—	—

Net increase (decrease) in NAV from operations	2.51	4.35	(21.33)	5.21	8.99
Less: Distributions to common shareholders from:
1. Net investment income	(1.16)	(0.97)	—	(7.68)	—
2. Net realized gain on investments	—	—	—	(3.96)	—
3. Return of capital	—	—	—	—	—
Common share offering costs charged to capital	—	—	—	—	(0.08)

NAV, End of Period	$23.07	$21.72	$18.34	$39.67	$46.10

Market price, beginning of period	$16.89	$12.53	$33.04	$45.63	$38.99

Market price, end of period	$18.37	$16.89	$12.53	$33.04	$45.63

Total Return(f)
Total investment return based on:
1. Market price(g)	16.15%	42.86%	(62.06)%	(2.99)%	17.05%
2. NAV(g)	11.95%	24.03%	(53.76)%	11.80%	23.95%
Ratios/Supplemental Data
Ratio to average net assets attributable to common shares of:
1. Net investment income(e)	1.31%	0.46%	0.42%	0.45%	1.64	%(h)
2. Total preferred share distributions	—	—	—	—	—
3. Net investment income, net of preferred share distributions	—	—	—	—	—
4. Expenses, net of fee waivers	1.72%	2.42%	2.82%	1.78%	2.25	%(h)
5. Expenses, before fee waivers	1.97%	2.67%	3.07%	2.03%	2.50	%(h)
Portfolio Turnover Rate	51.82%	101.40%	42.97%	68.69%	27.61%

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006
Net assets attributable to common shares, end of period (000s)	$77,122,936	$72,609,944	$16,495,897	$35,709,926	$41,512,089
Preferred shares, liquidation preference ($25,000 per share) (000s)	—	—	—	—	—
Asset coverage per preferred share	—	—	—	—	—

(a)
Commencement of operations of the Fund.

(b)
Based on average shares outstanding.

(c)
The Fund reorganized with predecessor RMR Funds on June 16, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements included in RAP's 2010 annual report.

(d)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares of the predecessor, Old RMR Asia Pacific Real Estate Fund, from the $20.00 offering price. The Fund paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of the Advisor for $20 per share.

(e)
Amounts are net of expenses waived by the Advisor.

(f)
Total returns for periods of less than one year are not annualized.

(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if the Advisor had not contractually waived a portion of its advisory fee.

(h)
Annualized.

        See notes to financial statements, which are incorporated herein by reference to RAP's annual report to shareholders for the year ended December 31, 2010, which was filed with the SEC on Form N-CSR on February 28, 2011.

RIF

        The following schedule presents financial highlights for one common share of RIF outstanding throughout the periods indicated. This information is derived from RIF's audited financial statements for the year ended December 31, 2010 and should be read in conjunction with RIF's audited financial statements for year ended December 31, 2010 and notes thereto, which are incorporated by reference herein. These financial highlights have been audited by [            ], independent registered public accounting firm, whose report thereon, along with the audited financial statements and notes thereto, is included in RIF's annual report to shareholders, filed with the SEC on Form N-CSR on February 28, 2011, for the fiscal year ended December 31, 2010, and are available without charge by calling RIF's toll free number: (866) 790-8165.

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Per Common Share Operating Performance(a)(b)
NAV, beginning of period	$27.32	$19.28	$65.28	$101.33	$80.15

Income From Investment Operations
Net Investment Income(c)(d)	1.10	1.29	3.90	5.64	5.08
Net realized and unrealized appreciation/(depreciation) on investments(d)	9.39	8.41	(43.75)	(28.82)	24.05
Distributions to preferred shareholders (common stock equivalent basis) from:
1. Net investment income(d)	(0.06)	(0.12)	(1.13)	(0.87)	(1.18)
2. Net realized gain on investments(d)	—	—	(0.36)	(1.13)	(0.62)

Net increase (decrease) in NAV from operations	10.43	9.58	(41.34)	(25.18)	27.33
Less: Distributions to common shareholders from:
1. Net investment income(d)	(1.04)	(1.04)	(3.33)	(4.77)	(4.05)
2. Net realized gain on investments(d)	—	—	(1.18)	(6.10)	(2.10)
3. Return of Capital(d)	0.62)	(0.50)	(0.15)	—	—
NAV, end of period	$36.09	$27.32	$19.28	$65.28	$101.33

Market price, beginning of period	$21.55	$13.85	$56.56	$89.64	$67.44

Market price, end of period	$29.80	$21.55	$13.85	$56.56	$89.64

Total Return(e)
Total investment return based on:
1. Market price(e)	47.10%	73.77%	(72.28)%	(26.19)%	43.77%
2. NAV(e)	38.99% (h)	53.88% (h)	(67.47)%	(26.28)% (f)	35.27%
Ratios/Supplemental Data
Ratio to average net assets attributable to common shares of:
1. Net investment income, before total preferred share distributions(c)(d)	3.44%	6.31%	7.42%	6.16%	5.60%
2. Total preferred share distributions	0.18%	0.58%	2.83%	2.18%	1.97%
3. Net investment income, net of preferred share distributions(c)(d)	3.26%	5.73%	4.59%	3.98%	3.63%
4. Expenses, net of fee waivers	2.41%	4.50%	2.55%	1.47%	1.50%
5. Expenses, before fee waivers	2.41%	4.50%	2.97%	1.82%	1.86%

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Portfolio Turnover Rate	24.85%	52.46%	4.97%	51.01%	36.20%
Net assets attributable to common shares, end of period (000s)	$85,750,962	$64,898,300	$25,641,294	$86,839,333	$134,820,875
Borrowings on revolving credit facility	$10,000,000	—	—	—	—
Asset coverage ratio of borrowings(g)	1,124%	—	—	—	—
Preferred shares, liquidation preference ($25,000 per share) (000s)	$16,675,000	$16,675,000	$10,950,000	$50,000,000	$50,000,000
Asset coverage ratio of preferred shares(h)	614%	489%	334%	273%	370%
Asset coverage ratio of borrowings and preferred shares	421%	489%	334%	272%	370%

(a)
Based on average shares outstanding.

(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes to the financial statements included in RIF's 2010 annual report.

(c)
Amounts for periods prior to December 18, 2008 are net of expenses waived by the Advisor.

(d)
As discussed in the Notes to the financial statements included in RIF's 2010 annual report, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.

(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower for the periods prior to December 18, 2008 if the Advisor had not contractually waived a portion of its advisory fee.

(f)
During the year ended December 31, 2007, the Advisor reimbursed the RIF $2,070 for trading losses incurred by the RIF due to a trading error. The impact of this reimbursement was less than $0.005 per share and had no impact on total return.

(g)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under RIF's revolving credit facility plus the liquidation preference of RIF's outstanding preferred shares divided by the outstanding balance under RIF's revolving credit facility.

(h)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of RIF's outstanding preferred shares divided by the liquidation preference of RIF's preferred shares.

(i)
Asset coverage ratio of borrowings and liquidation preference of RIF's preferred shares equals net assets attributable to common shares plus the outstanding balance under RIF's revolving credit facility plus the liquidation preference of RIF's outstanding preferred shares divided by outstanding balance under RIF's revolving credit facility plus the liquidation preference of RIF's outstanding preferred shares.

        See notes to financial statements, which are incorporated herein by reference to RIF's annual report to shareholders for the year ended December 31, 2010, which was filed with the SEC on Form N-CSR on February 28, 2011.

PROPOSALS 1, 2 and 3:

REORGANIZATION RELATED PROPOSALS

  Effects of the Reorganization

        As a matter of corporate mechanics, RIF will merge into RAP, but the substantive effect of the Reorganization will be as if RAP had merged into RIF. In connection with the approval of the Reorganization by RAP's Board of Trustees, RAP's Board of Trustees approved changes in RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, will be identical to those of RIF. In connection with the Reorganization, RAP will issue preferred shares in connection with the Reorganization to RIF preferred shareholders with an aggregate liquidation preference equal to the aggregate liquidation preference of RIF's outstanding preferred shares, RIF will assign its credit facility with Wells Fargo to RAP and RAP will change its name to "RMR Real Estate Income Fund" and assume RIF's ticker symbol on the NYSE Amex. RIF will be the surviving fund in the Reorganization for accounting purposes and for purposes of presenting investment performance history.

        The Reorganized Fund will use leverage for investment purposes by issuing preferred shares or by borrowing from banks or other financial institutions. In connection with the Reorganization, RAP will issue preferred shares to the preferred shareholders of RIF with an aggregate liquidation preference equal to the aggregate liquidation preference of the RIF preferred shares, and RIF will assign its credit facility with Wells Fargo to RAP. As of June 30, 2011, leverage represented approximately 22% of RIF's average managed assets (which includes average net assets attributable to common shares as well as average assets attributable to RIF's preferred shares and the principal amount of RIF's borrowings). Immediately, after the Reorganization, it is currently anticipated that leverage would represent approximately 14% of the Reorganized Fund's average managed assets. The Reorganized Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives, policies and restrictions. There can be no assurance that the Reorganized Fund's leverage strategies will be successful. If the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on its borrowings exceed the net rate of return on the Reorganized Fund's portfolio, the leverage will result in a lower net asset value than if the Reorganized Fund were not leveraged. But if the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on its borrowings do not exceed the net rate of return of the Reorganized Fund's portfolio, the leverage will result in higher returns to common shareholders than if leverage were not used.

        The Reorganized Fund Preferred Shares will be identical to those of RIF. All RAP preferred shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by RAP). The Reorganized Fund Preferred Shares will rank on parity with shares of any other class or series of preferred stock of the Reorganized Fund as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All Reorganized Fund Preferred Shares will carry one vote per share on all matters on which such shares are entitled to be voted. The Reorganized Fund Preferred Shares will be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights. Each series of the Reorganized Fund Preferred Shares will be purchased and sold at separate auctions conducted on a regular basis. The preferred shares of RIF have received a rating of "Aaa" from Moody's, and the Reorganized Fund expects to receive a rating of "Aaa" from Moody's on the Reorganized Fund Preferred Shares.

        The Reorganized Fund may borrow money from banks or other financial institutions or issue debt securities. On July 1, 2010, RIF entered into a three year, $10,000,000 Facility with Wells Fargo that expires July 1, 2013. RIF paid a commitment fee of $75,000 that is being amortized over the period of the loan. The Facility is secured by RIF's investments and bears interest at LIBOR plus 2.75%. RIF has also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the credit agreement. The Facility requires RIF to satisfy certain collateral requirements and to maintain a certain level of assets. As of December 31, 2010, RIF had $10,000,000 outstanding under the Facility. From July 1, 2010 to December 31, 2010, the average daily outstanding balance under the Facility was $8,864,130 and the weighted average interest rate was 3.07%. In connection with the Reorganization, RIF's Facility with Wells Fargo will be assigned to the Reorganized Fund. This borrowing is subject to stricter asset coverage requirements under the 1940 Act than the Reorganized Fund Preferred Shares. See "Risk Factors and Special Considerations—General Risks of Investing in the Reorganized Fund—Leverage Risk".

        In the Reorganization, RIF will merge with and into RAP pursuant to Delaware law, RAP will succeed to the assets and liabilities of RIF and RAP will issue the RAP Common Shares to former common shareholders of RIF and the Reorganized Fund Preferred Shares to former preferred shareholders of RIF. RIF will then terminate its registration under the 1940 Act. The aggregate NAV of RAP Common Shares received by RIF common shareholders in the Reorganization will equal the aggregate NAV of such RIF common shareholders' common shares outstanding on the Valuation Date of the Reorganization, after giving effect to the share of the costs of the Reorganization borne by the Funds. The aggregate liquidation preference of Reorganized Fund Preferred Shares received by RIF preferred shareholders in the Reorganization will equal the aggregate liquidation preference of the preferred shares of RIF outstanding immediately prior to the Reorganization. Following the Reorganization, RIF will be the surviving fund for accounting purposes and for purposes of presenting investment performance history. It is a condition to the consummation of the Reorganization that RAP's shareholders approve the issuance of RAP Common Shares in connection with the Reorganization, RAP's shareholders approve changes to the fundamental investment objectives and restrictions of RAP and RAP's shareholders approve an amended and restated investment advisory agreement with the Advisor.

  Rationale for the Reorganization

        The Reorganization seeks to combine RAP and RIF to achieve certain economies of scale and other operational efficiencies. The Funds are registered as non-diversified closed end management investment companies under the 1940 Act. The investment objectives of the Funds differ. RIF seeks to earn and pay to its common shareholders a high level of current income by investing in real estate securities, with a secondary objective of capital appreciation. RAP seeks capital appreciation. Each Fund invests in real estate related securities; however, RIF focuses on real estate related securities in the United States and RAP focuses on real estate related securities in the Asia Pacific region that are either real estate companies or that operate under a REIT-like structure adopted by an Asia Pacific country. In connection with the Reorganization and as described above, RAP's fundamental and non-fundamental investment objectives, policies and restrictions will be changed so that the Reorganized Fund's fundamental and non-fundamental investment objectives, policies and restrictions will be identical to those of RIF. RAP, upon becoming the Reorganized Fund, currently anticipates liquidating all or substantially all of its portfolio of Asia Pacific real estate companies and reinvesting the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with its revised investment objectives, policies and restrictions, which will result in RAP shareholders holding an investment in a fund with a different investment focus and a different portfolio of investments. If the Reorganization is completed, RAP will become identical to RIF for all intents and purposes and RAP shareholders will thus hold shares in a fund that focuses its investments in the U.S. real estate sector, rather than the Asia Pacific real estate sector. RAP shareholders should carefully consider the Reorganized Fund's investment objectives, policies and restrictions and the risks associated with those objectives and policies. See "Comparison of Funds: Investment Objectives and Policies", above.

        Provided that RAP's shareholders approve their Reorganization related proposals and the other conditions to the consummation of the Reorganization are satisfied, RAP will commence a self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share in order to provide RAP shareholders who do not desire an investment in the Reorganized Fund an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. See "Risk Factors and Special Considerations—Risks Related to the Reorganization—Tender Offer Risk".

        RAP's Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will offer RAP's shareholders potential benefits. The Reorganized Fund intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Reorganized Fund intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is a policy by which the Reorganized Fund will seek to provide its common shareholders with a regular quarterly dividend. This policy is different from the policy RAP historically followed, which did not seek to pay a regular quarterly dividend to shareholders, but rather made distributions to shareholders only to the extent necessary to maintain its qualification as a "regulated investment company" under the Code.

        The Reorganized Fund intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Reorganized Fund intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is a policy by which the Reorganized Fund will seek to provide its common shareholders with a regular quarterly dividend, and which is the type of distribution policy currently followed by RIF. This policy is different from the policy RAP historically followed, which did not seek to pay a regular quarterly dividend to shareholders, but rather made distributions to shareholders only to the extent necessary to maintain its qualification as a RIC under the Code and to avoid corporate income and excise taxes for U.S. federal income tax purposes. As a result of this historical policy and RAP's investment program of investing in companies, many of which are treated as PFICs for U.S. federal income tax purposes, RAP's distributions to shareholders have generally been irregular. This is largely due to the unpredictable nature of PFIC income that RAP is required to recognize on a mark-to-market (or deemed) basis each year under the U.S. federal income tax rules with respect to PFICs. See "U.S. Federal Income Tax Matters: Tax Consequences of Certain Investments" in the SAI. This mark-to-market capital income in turn creates "phantom" income, which RAP must distribute to its shareholders in order to maintain its qualification as a RIC and to avoid corporate income and excise taxes for U.S. federal income tax purposes. A substantial portion of RAP's distributions have generally consisted of this "phantom" PFIC income recognized as a result of pursuing RAP's investment objective of capital appreciation. Thus, in some years RAP has made no cash distributions to shareholders, whereas in other years, such as 2010, RAP has made distributions substantially equivalent to RIF's distributions.

        RAP's Board believes that the Reorganization and the Reorganized Fund's consequent adoption of a level rate dividend policy and investment program of investing in U.S. REITs, which have historically provided sufficient cash income to support such a distribution policy, will benefit RAP shareholders by providing them with a more stable, frequent and predictable source of income that, over time, would be expected to result in RAP shareholders receiving higher current income in the form of regular quarterly dividend distributions. Moreover, as a result of the Reorganized Fund being able to invest in a larger portfolio of income yielding securities, as compared to either RIF or RAP pre-Reorganization, RAP's Board expects that the Reorganized Fund will be able to implement a level rate dividend policy that calls for a level of distributions that would represent a $0.02 per share per quarter, or $0.08 per share on an annualized basis, increase to RIF's current distribution rate. RAP's Board has thus conditionally approved a regular quarterly dividend at a rate for the Reorganized Fund that would be the substantive equivalent of RIF increasing its regular quarterly dividend by $0.02 per share per quarter, or $0.08 per share on an annualized basis.

        The implementation of a level rate dividend policy for the Reorganized Fund, together with the consequent comparative increase in the level of the regular quarterly dividend, is conditioned upon the Reorganization being consummated, there being no material adverse change in the financial position of either RIF or RAP prior to the consummation of the Reorganization, there being no material change in the underlying pro forma financial information upon which it based its conditional approval, and there being no material adverse change in market conditions that might impair the yield the Reorganized Fund expects to receive on its investments post-Reorganization. Of course, there can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. Nevertheless, the Board of RAP believes that your approval of the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions and the Amended Advisory Agreement make the results discussed above more likely to occur. The comparative dividend increase would take effect for the first full calendar quarter following the completion of the Reorganization.

        Additionally, the RAP's Board believes that certain administrative costs of the Reorganized Fund should be less than the aggregate of those costs for the Funds if they remained on a standalone basis, that following the Reorganization RAP will have a larger asset base than either of the Funds has currently and that certain fixed administrative costs, such as costs of printing shareholders reports, legal expenses, audit fees, mailing costs and other expenses, will be reduced and spread across this larger asset base. Because the Reorganized Fund will pay for the leverage described above, however, RAP's total annual gross expense ratio would increase by 9 basis points (34 basis points taking into account RAP's contractual advisory fee waiver) on a pro forma basis. The increase in RAP's expense ratio results from the Reorganized Fund adopting a leveraged capital structure identical to that of RIF's. Assuming the Reorganized Fund did not adopt a leveraged capital structure, RAP's total gross expense ratio would decrease by 35 basis points (10 basis points taking into account RAP's contractual advisory fee waiver) on a pro forma basis. Thus, while RAP shareholders are expected to realize cost savings arising out of spreading fixed administrative costs over a larger asset base, RAP shareholders will also obtain an investment in a leveraged fund and the costs of that leverage (approximately 44 basis points) may result in higher absolute expenses for RAP shareholders. RAP's Board believes that such increase in expenses is in the best interests of the RAP shareholders because the RAP shareholders would receive the benefit of the potentially higher returns offered by a leveraged fund such as the Reorganized Fund under normal market conditions, as opposed to an unleveraged fund, such as the pre-Reorganization RAP. See "Expenses of the Funds—The Funds' Expenses."

        RAP's Board, including all the Trustees of the Board who are not "interested persons" of RAP (as defined in the 1940 Act), has unanimously determined that the Reorganization is in the best interests of common shareholders of RAP and that the interests of RAP's common shareholders will not be diluted as a result the Reorganization. Additionally, RIF's Board, including all the Trustees of RIF's Board who are not "interested persons" of RIF (as defined in the 1940 Act), has also determined that its Reorganization is in the best interests of its shareholders, and that the interests of its shareholders will not be diluted as a result of the Reorganization and that RIF's preferred shareholders will not be adversely affected as a result of the Reorganization.

        Subject to the requisite approval of the shareholders of the Fund with regard to the Reorganization, as well as the satisfaction of the other conditions to the Reorganization, it is expected that the Closing Date will be [                        ].

Proposals

Proposal 1: Issuance of RAP Common Shares

        In the Reorganization, common shareholders of RIF will receive RAP Common Shares in exchange for their RIF common shares and the preferred shareholder of RIF will receive Reorganized Fund Preferred Shares in exchange for their RIF preferred shares. The aggregate NAV of RAP Common Shares received will be equal to the aggregate NAV of RIF common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RIF and RAP, respectively. The aggregate liquidation preference of Reorganized Fund Preferred Shares received by RIF preferred shareholders in the Reorganization will equal the aggregate liquidation preference of the preferred shares of RIF outstanding immediately prior to the Reorganization. If the Reorganization is completed, the Reorganized Fund will be operated in substantially the same manner as RIF was operated prior to the Reorganization.

        RAP's Board recognized that the Reorganized Fund would use leverage and noted that the total gross expense ratio for the Reorganized Fund would be higher than RAP's total gross expense ratio would be if the Reorganization did not occur. RAP's Board recognized that this increase was due to the fact that the Reorganized Fund would adopt a leveraged capital structure similar to that of RIF's. RAP's Board determined that it is in the best interests of the Reorganized Fund's common shareholders for RAP to adopt a leveraged capital structure similar to that of RIF's, notwithstanding the extra costs associated with using leverage that its common shareholders might bear, due to the potential for increased distributions and current income that the use of leverage provides to shareholders in a leveraged fund under normal market conditions. The use of leverage, however, is subject to the risks described under "Risk Factors and Special Considerations—General Risks of Investing in the Reorganized Fund—Leverage Risk".

        As a result of the Reorganization of RAP with RIF, RAP shareholders may lose the benefit from investments in Asia Pacific real estate securities. See "Comparison of Funds: Investment Objectives and Policies." However, RAP's Board believes that there are offsetting benefits that may result from the Reorganization, including the potential for economies of scale, increased current income and enhanced market liquidity for RAP common shares, as further discussed elsewhere in this Proxy Statement/Prospectus.

        The affirmative vote of shareholders representing at least a majority of all the votes cast by RAP Common Shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the issuance of additional common shares in connection with the Reorganization.

        It is a condition to the consummation of the Reorganization that RAP's shareholders approve all three Proposals set forth in the Proxy Statement/Prospectus: the Issuance of RAP Common Shares, Changes to the Fundamental Investment Objectives and Restrictions, and Amendment of Advisory Agreement.

        The Board of RAP recommends that you vote "FOR" RAP's issuance of additional RAP Common Shares in connection with the Reorganization

Proposal 2: Changes to Fundamental Investment Objectives and Restrictions

        RAP's current fundamental investment objective is capital appreciation. RAP will change its fundamental investment objective to the following: to earn and pay to its common shareholders a high level of current income by investing in real estate companies, with a secondary objective of capital appreciation. Additionally, RAP is currently subject to the following fundamental investment restriction: RAP will not purchase or sell real estate, except that RAP may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and Foreign REITs, and securities secured by real estate or such interests and RAP may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of RAP's ownership of such securities. In connection with the Reorganization, RAP will change this fundamental investment restriction to the following: RAP will not purchase or sell real estate, except that RAP may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and RAP may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of RAP's ownership of such securities. The substantive effect of these changes will be that the Reorganized Fund will have fundamental investment objectives and restrictions that are identical to those of RIF. In connection with the Reorganization, RAP will also change all of its non-fundamental investment policies and restrictions to be identical to those of RIF. These investment policies and restrictions are set forth under "Comparison of Funds: Investment Objectives and Policies" and "Additional Information about the Funds: Investment Restrictions" in the SAI. RAP, upon becoming the Reorganized Fund, currently anticipates liquidating all or substantially all of its portfolio of Asia Pacific real estate companies and reinvesting the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with its revised investment objectives, policies and restrictions.

        Based on current market conditions, the Advisor currently believes that the Reorganized Fund will, over time, divest its portfolio of all or substantially all of the RAP Legacy Assets and focus its investment program on the United States real estate sector. In order to sell the RAP Legacy Assets in an orderly manner, the Reorganized Fund may, for 180 days following the closing of the Reorganization, invest up to 50% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange, after which the Reorganized Fund, like RIF, will not invest more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.

        In order for the changes to the fundamental investment objectives and restrictions of RAP to take place, the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares of RAP is required. "Majority of the outstanding" common shares of RAP, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RAP's common shares present at a meeting of RAP's shareholders, if the holders of more than 50% of RAP's outstanding common shares are present or represented by proxy, or (ii) more than 50% of RAP's outstanding common shares.

        It is a condition to the consummation of the Reorganization that RAP's shareholders approve all three Proposals set forth in the Proxy Statement/Prospectus: the Issuance of RAP Common Shares, Changes to the Fundamental Investment Objectives and Restrictions, and Amendment of Advisory Agreement.

        The Board of RAP recommends that you vote "FOR" the changes in its fundamental investment objectives and investment restrictions.

Proposal 3: Amendment of Advisory Agreement

  Description of Proposal and Certain Board Considerations Regarding Amended Advisory Agreement

        Following the Reorganization, the Advisor will provide investment advisory services to the Reorganized Fund pursuant to the terms and conditions of an amended and restated investment advisory agreement that is identical to the existing investment advisory agreement between the Advisor and RIF. The Funds currently pay different management fees and have different contractual fee waiver arrangements. RIF pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average daily managed assets and has no contractual fee waiver. RAP pays a management fee to the Advisor at an annual rate of 1.00% of its average daily managed assets and that fee is subject to a contractual waiver of 0.25% until May 25, 2012, resulting in an effective management fee rate of 0.75% until May 25, 2012. RIF's average daily managed assets include assets attributable to RIF's preferred shares and borrowings. See "Expenses of the Funds—The Funds' Expenses". Other than management fees, the terms of the investment advisory agreement between the Reorganized Fund and the Advisor will be substantively the same as the terms of the existing investment advisory agreement between RAP and the Advisor.

        Additionally, RAP has an investment sub-advisory arrangement with MacarthurCook, who is responsible for the day to day management of RAP's portfolio, whereas the Advisor directly manages RIF's portfolio and RIF does not have any investment sub-advisory arrangements. Following the Reorganization, the investment sub-advisory agreement between MacarthurCook and RAP will be terminated, as described below.

        If the Reorganization is consummated, RAP would realize an elimination of its fee waiver for the period between the closing date of the Reorganization and May 25, 2012, and a corresponding increase in contractual management fees of 10 basis points. The Advisor has agreed to make a cash payment to RAP to compensate it for the premature elimination of its fee waiver. The Advisor will make this compensatory payment to RAP immediately prior to the consummation of the Reorganization. This compensatory payment was the subject of negotiation between the Advisor and the Board of RAP, and the compensatory payment formula has been unanimously approved by the Board of RAP, including all the trustees who are not "interested persons" (as defined in the 1940 Act) of RAP. Based on RAP's managed assets as of [            ], 2011, an assumed closing date of [                        ] for the Reorganization, and an applied discount factor of [        ]%, the Advisor would make a compensatory payment of $[        ] to RAP. The actual amount of this compensatory payment (after giving effect to the purchase of RAP common shares in the tender offer) will change based on the actual closing date of the Reorganization, the actual value of RAP's managed assets on the closing date and the actual applied discount factor.

        Because the Reorganized Fund's contractual management fee will be 0.85% of its average daily managed assets, shareholders of RAP will realize a 15 basis point reduction (from 1.00% to 0.85%) in contractual management fees as a result of the Reorganization and amendment of RAP's advisory agreement. The Reorganized Fund's "managed assets" include assets attributable to the Reorganized Fund's leverage; thus, when viewed in terms of a percentage of the Reorganized Fund's net assets attributable to its common shares, shareholders of RAP will realize a 9 basis point increase in management fees from 1.00% to 1.09% of net assets attributable to common shares. This increase is the result of the cost of the Reorganized Fund's leverage. Additionally, RAP's contractual management fee would increase by 10 basis points (from 0.75% to 0.85%) as a result of the Reorganization and the amendment of RAP's advisory agreement for the period of time between the closing of the Reorganization and the previously scheduled expiration of RAP's contractual management fee waiver on May 25, 2012; however, the compensatory payment to be made by the Advisor, described above, is intended to compensate RAP's shareholders for this expense of the Reorganization. RAP would have paid $614,095 to the Advisor for the year ending December 31, 2010 had it been subject to RIF's advisory fee of 0.85%, as opposed to $541,849 (net of the contractual fee waiver) that RAP paid to the Advisor for the year ending December 31, 2010. Provided that the RAP shareholders approve the Reorganization related proposals and the other conditions to the consummation of the Reorganization are satisfied, the investment advisory agreement for the Reorganized Fund will be in effect for two years from the closing date of the Reorganization, and the investment advisory agreement will continue from year to year thereafter as long as such continuation is approved in the manner prescribed by the 1940 Act.

        In connection with the consummation of the Reorganization, RAP's investment sub-advisory agreement with MacarthurCook will terminate and MacarthurCook will not be engaged to provide any investment advisory services to the Reorganized Fund. MacarthurCook may, however, be engaged by the Advisor to provide certain non-advisory services (e.g., broker introductions and information regarding Asia Pacific market customs, rules and practices) in connection with the Reorganized Fund's divestment of the RAP Legacy Assets. Thus, following the Reorganization, all investment decisions with respect to RAP Legacy Assets will be made by the Advisor—specifically, by RIF's portfolio managers, who will serve as the Reorganized Fund's portfolio managers—both during the period prior to the Reorganized Fund's planned liquidation of the RAP Legacy Assets and in connection with such liquidation. The Advisor is generally familiar with the RAP Legacy Assets as a result of having, in its role as investment adviser to RAP, supervised the services provided by MacarthurCook to RAP and will use the information it has received in such capacity in connection with the anticipated disposition of all or substantially all of the RAP Legacy Assets.

  Required Vote and Recommendation

        In order for the amendment of the advisory agreement to take place, the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares of RAP is required. "Majority of the outstanding" common shares of RAP, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RAP's common shares present at a meeting of RAP's shareholders, if the holders of more than 50% of RAP's outstanding common shares are present or represented by proxy, or (ii) more than 50% of RAP's outstanding common shares.

        It is a condition to the consummation of the Reorganization that RAP's shareholders approve all three Proposals set forth in the Proxy Statement/Prospectus: the Issuance of RAP Common Shares, Changes to the Fundamental Investment Objectives and Restrictions, and Amendment of Advisory Agreement.

        The Board of RAP recommends that you vote "FOR" the proposed amended and restated investment advisory agreement between RAP and the Advisor.

Real Estate Investment Trust Investments

  RAP

        A common type of real estate company, referred to as a real estate investment trust, or REIT, combines investors' funds for investment primarily in income producing real estate or in real estate related loans (such as mortgages) or other interests. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. Real estate companies outside of the U.S. include, but are not limited to, companies with characteristics similar to the REIT structure, in which revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains for the sale of such properties.

        A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as, among other things, it meets certain distribution and income requirements and a significant portion of its assets qualify as real estate. Some countries, for example Australia, have a REIT format very similar to that of the U.S. format. Other countries, like Japan, have a REIT format that provides tax benefits similar to U.S. REITs, but these REITs cannot participate in as broad a range of business activities as can U.S. or Australian REITs. Still other countries, like South Korea, have a REIT structure that permits only very limited types of business activities. Other Asia Pacific countries have adopted REIT structures but they are in limited use, and some Asia Pacific countries have not adopted a REIT structure in any form. The Fund refers to real estate companies that operate under a REIT or REIT like structure adopted by an Asia Pacific country as Foreign REITs.

        RAP invests in companies that are classified as Foreign REITs and in other real estate companies that are not Foreign REITs.

  RIF / Reorganized Fund

        RIF invests, and the Reorganized Fund will invest, in real estate investment trusts. A real estate investment trust, or REIT, is a company that primarily owns income producing real estate or real estate mortgages. REITs combine investors' funds for investment in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher distributions than other types of companies.

        REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs may experience a decline in the value of their investments if owners of sub-prime mortgages and other types of mortgages go into default on their mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Capitalization

        The following tables set forth the capitalization of each Fund as of December 31, 2010, and the pro forma combined capitalization of RAP as if the proposed Reorganization were consummated on that date. These tables should not be relied upon to determine the amount of RAP shares that will actually be received.

December 31, 2010 (unaudited)

	RAP Historical	RAP Tender Offer Adjustments(a)		RAP (Adjusted)	RIF Historical	Reorganization Adjustments(a)		RAP Pro Forma
Assets
Investments in securities, at value (cost of $72,742,015 for RAP and $110,979,598 for RIF)	$78,636,405	$(15,584,587	)(b)	$63,051,818	$111,606,908	$(2,093,000	)(c)	$172,565,726
Cash	507	—		507	228	—		735
Cash denominated in foreign currencies, at value (cost of $878,328 for RAP and $0 for RIF)	879,086	—		879,086	—	—		879,086
Dividends and interest receivable	321,298	—		321,298	923,888	—		1,245,186
Prepaid expenses	12,144	—		12,144	182,403	—		194,547

Total assets	79,849,440	(15,584,587)		64,264,853	112,713,427	(2,093,000)		174,885,280

Liabilities
Revolving credit facility	—	—		—	10,000,000	—		10,000,000
Advisory fee payable	48,660	—		48,660	79,878	—		128,538
Interest payable	—	—		—	24,335	—		24,335
Distributions payable—preferred shares	—	—		—	1,748	—		1,748
Distributions payable—common shares	2,490,508	—		2,490,508	—	—		2,490,508
Accrued expenses and other liabilities	187,336	—		187,336	181,504	—		368,840

Total liabilities	2,726,504	—		2,726,504	10,287,465	—		13,013,969

Preferred shares, at liquidation preference
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	—	—		—	16,675,000	—		16,675,000

Net assets attributable to common shares	$77,122,936	$(15,584,587)		$61,538,349	$85,750,962	$(2,093,000)		$145,196,311

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized	$3,343	$(669	)(b)	$2,674	$2,376	$1,433	(d)	$6,483
Additional paid-in capital	116,157,501	(15,583,918	)(b)	100,573,583	139,570,881	(1,433	)(d)	240,143,031
(Over) under distributions of net investment income	(2,548,554)	—		(2,548,554)	(1,748)	(2,093,000	)(c)	(4,643,302)
Accumulated net realized gain (loss) on investment transactions	(42,389,106)	—		(42,389,106)	(54,447,857)	—		(96,836,963)
Net unrealized appreciation (depreciation) on investments	5,899,752	—		5,899,752	627,310	—		6,527,062

Net assets attributable to common shares	$77,122,936	$(15,584,587)		$61,538,349	$85,750,962	$(2,093,000)		$145,196,311

Common shares outstanding	3,342,963	(668,593)		2,674,370	2,375,718	(1,432,472)	(c)	6,482,560

Net asset value per share attributable to common shares	$23.07	$—		$23.01	$36.09	$—		$22.40

Notes to pro forma statement of assets and liabilities.

(a)
The pro forma adjustments assume the RAP self tender offer and the Reorganization occurred on December 31, 2010.

(b)
The adjustments represent the impact of the self tender offer by RAP for 20% of its outstanding common shares at net asset value, including estimated tender offer expenses ($125,000) and the estimated cost of liquidating RAP's investment securities ($35,000).

(c)
The adjustments represent the impact of the distribution by RAP of estimated undistributed taxable income ($1,140,000), payment of the estimated Reorganization expenses ($850,000) and the estimated cost of liquidating RAP's investment securities ($145,000), net of proceeds from the buyout of the remaining fee waiver by the Advisor ($42,000).

(d)
Represents the Reorganization share exchange based on RAP's net asset value per common share.

Board Considerations

        The Board of each Fund, including all the Trustees of each Fund who are not "interested persons" of that Fund (as defined in the 1940 Act), which we refer to as the Independent Trustees, has determined that the Reorganization is in the best interests of the shareholders of its Fund, that the interests of such shareholders will not be diluted as a result of the Reorganization and that RIF's preferred shareholders will not be adversely affected as a result of the Reorganization. The Board of each Fund, including all the Independent Trustees of each Fund, believes that the proposed Reorganization will be advantageous to the shareholders of its Fund for several reasons. Each Fund's Board, including all the Independent Trustees of each Fund, considered the following matters, among others, in approving the proposed Reorganization.

        First, the Board considered that, as a matter of corporate mechanics, RIF would merge into RAP, but that the substantive effect of the Reorganization would be as if RAP had merged into RIF. In particular, the Boards noted that, in connection with their respective approvals of the Reorganization, the RAP Board had approved changes in RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, so that the Reorganized Fund's fundamental and non-fundamental investment objectives, policies and restrictions, as well as the Reorganized Fund's investment advisory arrangements, will be identical to those of RIF. The Boards also noted that RAP would issue preferred shares in connection with the Reorganization to RIF preferred shareholders with an aggregate liquidation preference equal to the aggregate liquidation preference of the RIF's outstanding preferred shares, RIF would assign its credit facility with Wells Fargo to RAP and RAP would change its name to "RMR Real Estate Income Fund" and assume RIF's ticker symbol on the NYSE Amex. The Boards also considered that RIF would be the surviving fund in the Reorganization for accounting purposes and for purposes of presenting investment performance history. The Boards recognized these substantive changes, acknowledged that in connection with the Reorganization RAP would effectively transform itself into RIF, and noted that many of their considerations in respect of the Reorganization would reflect those types of considerations that would be relevant if RAP were merging into RIF. The RAP Board further recognized that, since it determined the Reorganization to be in the best interests of RAP and its shareholders, it likewise determined that the various changes to RAP's investment objectives, policies and restrictions, advisory arrangements, name and leverage structure necessary to make RAP identical to RIF were in the best interests of RAP and its shareholders.

        Second, the Boards considered that each Fund invests in real estate related securities. The Boards noted that RIF focuses on real estate related securities in the United States and RAP focuses on real estate related securities in the Asia Pacific region. The Boards also noted that the Reorganized Fund currently anticipates liquidating all or substantially all of its portfolio of Asia Pacific real estate companies and reinvesting the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with its revised investment objectives, policies and restrictions. The RAP Board nonetheless recognized that, notwithstanding the Funds' broad similarities, the Reorganization will result in RAP shareholders holding an investment in a fund with a different investment focus and a different portfolio of investments. In this regard, the RAP Board further considered the differences between investments in real estate related securities in the Asia Pacific region and investments in U.S. issuers that qualify as REITs for U.S. federal income tax purposes. The RAP Board recognized that, although some Asia Pacific issuers in the real estate sector operate under a REIT-like structure permitted by their respective Asia Pacific jurisdictions, the investments that RIF makes, and that the Reorganized Fund will make in U.S. REITs as a result of the change in RAP's investment objectives, policies and restrictions, are of a fundamentally different character. In this regard, the RAP Board concluded that the changed investment focus and potential for greater income for RAP's shareholders as a result of changes and RAP's investment objectives, policies and restrictions stemming from the Reorganization may help reduce the discount at which RAP shares trade and generally would benefit such shareholders and be in their best interests.

        Third, the Boards considered that the Reorganized Fund will seek to earn and pay to its common shareholders a high level of current income by investing in real estate companies, with a secondary objective of capital appreciation; whereas RAP currently seeks only capital appreciation. The RAP Board noted that this different character would generally be expressed via the greater amount of income that U.S. REITs typically distribute as compared to Asia Pacific real estate companies and, consequently, that RAP shareholders will become investors in a fund with a greater focus on income rather than capital appreciation. The Boards considered that the Reorganized Fund intends to pay distributions to its common shareholders on a quarterly basis after paying dividends and interest on its leverage and providing for its expenses. The Boards noted that, after the consummation of the Reorganization, the Reorganized Fund intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is a policy by which the Reorganized Fund will seek to provide its common shareholders with a regular quarterly dividend. The RAP Board recognized that this policy is different from the policy RAP has historically followed, which did not seek to pay a regular quarterly dividend to shareholders, but rather only to make distributions to shareholders to the extent necessary to maintain its qualification as a RIC under the Code and to avoid corporate income and excise taxes for U.S. federal income tax purposes. As a result of this historical policy and RAP's investment program of investing in companies, many of which are treated as PFICs for U.S. federal income tax purposes, RAP's distributions to shareholders have generally been irregular. This is largely due to the unpredictable nature of PFIC income that RAP is required to recognize on a mark-to-market (or deemed) basis each year under the U.S. federal income tax rules with respect to PFICs. This mark-to-market capital income in turn creates "phantom" income, which RAP must distribute to its shareholders in order to maintain its qualification as a RIC and to avoid corporate income and excise taxes for U.S. federal income tax purposes. A substantial portion of RAP's distributions have generally consisted of this "phantom" PFIC income recognized as a result of pursuing RAP's investment objective of capital appreciation. Thus, in some years RAP has made no cash distributions to shareholders, whereas in other years, such as 2010, RAP has made distributions substantially equivalent to RIF's distributions. The Boards also recognized, however, that this level rate dividend policy was the same as that which RIF has historically followed and that RAP was adopting a level rate dividend policy as part of the Reorganization. In this regard, RIF's Board considered that its shareholders would remain invested in a fund with the same distribution policy as RIF. Additionally, subject to market and economic conditions, if the Reorganization was consummated, the RAP Board considered that the Reorganized Fund's consequent adoption of a level rate dividend policy and investment program of investing in U.S. REITs, which have historically provided sufficient cash income to support such a distribution policy, will benefit RAP shareholders by providing them with a more stable, frequent and predictable source of income that, over time, would be expected to result in RAP shareholders receiving higher current income in the form of regular quarterly dividend distributions.

        Fourth, the Boards considered that, as a result of the Reorganized Fund being able to invest in a larger portfolio of income yielding securities, as compared to either RIF or RAP pre-Reorganization, the Reorganized Fund would implement a level rate dividend policy that calls for a level of distributions that would represent a $0.02 per share per quarter, or $0.08 per share on an annualized basis, increase to RIF's current distribution rate. The Board also considered that RAP's Board had conditionally approved a regular quarterly dividend at a rate for the Reorganized Fund that would be the substantive equivalent of RIF increasing its regular quarterly dividend by $0.02 per share per quarter, or $0.08 per share on an annualized basis. The Boards recognized that the implementation of a level rate dividend policy for the Reorganized Fund, together with the consequent comparative increase in the level of the regular quarterly dividend, was conditioned upon the Reorganization being consummated, there being no material adverse change in the financial position of either RIF or RAP prior to the consummation of the Reorganization, there being no material change in the underlying pro forma financial information upon which it based its conditional approval, and there being no material adverse change in market conditions that might impair the yield the Reorganized Fund expects to receive on its investments post-Reorganization. Additionally, since RAP has not historically sought to pay a regular quarterly dividend like RIF, RAP's Board noted that RAP's shareholders should expect to receive more frequent dividends and it is likely that RAP shareholders will receive higher current income in the form of dividend distributions. RIF's Board then noted that, even though RIF had historically maintained a level rate dividend policy, RAP's dividend policy post-Reorganization is expected to result in higher current income for RIF shareholders. Of course, there can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. Nevertheless, RAP's Board believes that the Reorganization will make the increased distributions more likely than if the Reorganization were not approved.

        Fifth, the Boards considered that, after the Reorganization, certain fixed administrative costs will be spread across the Reorganized Fund's larger asset base, resulting in lower aggregate administrative costs for the Reorganized Fund on a per share basis. As a result of the relatively small size of the Funds compared to many other publicly held closed end management investment companies, each Fund pays a relatively high amount of annual costs as a percentage of net assets, including annual charges for stock exchange listing fees, transfer agency fees, administration and sub-administration fees, custodian fees, the costs of preparing separate annual audited financial statements, legal fees for ordinary business and the like. By combining the Funds, the Boards believe the Funds may be able to realize annual cost savings in respect of the foregoing administrative expenses totaling approximately $221,000, based on actual costs incurred for the year ended December 31, 2010. The Boards recognized that this estimate was arrived at by adjusting the Reorganized Fund's expenses on a pro forma basis to eliminate duplicative and nonrecurring services and costs. See RAP's Pro Forma Statement of Operations included in Appendix A to the SAI. Because this annual cost savings estimate only reflects the elimination of duplicative and nonrecurring services and costs (i.e., the economies of scale expected as a result of the Reorganization), the Boards also recognized that it does not reflect the additional costs that shareholders of RAP will bear in the Reorganized Fund stemming from the Reorganized Fund's use of leverage. The Boards noted that, since the Advisor will make a cash payment to compensate RAP for the premature elimination of its advisory fee waiver as a result of the amendment of its advisory agreement to conform to that of RIF's, the effect of the elimination of RAP's advisory fee waiver was not factored into this estimate.

        Sixth, RIF's Board considered that the total gross expense ratio for the Reorganized Fund should be lower after the Reorganization than RIF's total gross expense ratio would be if the Reorganization did not occur. RAP's Board recognized that the Reorganized Fund would use leverage and noted that the total gross expense ratio for the Reorganized Fund would be higher than RAP's total gross expense ratio would be if the Reorganization did not occur. RAP's Board, however, recognized that this increase was due to the fact that the Reorganized Fund would adopt a leveraged capital structure similar to that of RIF's. RAP's Board then considered the costs and benefits offered by an investment in a leveraged fund and determined that it is in the best interests of the Reorganized Fund's common shareholders for RAP to adopt a leveraged capital structure similar to that of RIF's, notwithstanding the extra costs associated with using leverage that its common shareholders might bear, due to the potential for increased distributions and current income that the use of leverage provides to shareholders in a leveraged fund under normal market conditions. RAP's Board noted, however, that the use of leverage is subject to the risks described under "Risk Factors and Special Considerations—General Risks of Investing in the Reorganized Fund—Leverage Risk". RIF's Board noted that its shareholders would continue to hold an investment in a fund with the same leveraged capital structure.

        Seventh, the Boards considered that, provided RAP's shareholders approve the Reorganization related proposals and the other conditions to the consummation of the Reorganization are satisfied,

RAP will commence a self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share in order to provide RAP shareholders who do not desire an investment in the Reorganized Fund an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. RAP's Board particularly considered that this tender offer would provide RAP shareholders who either do not seek increased current income, or who do not wish to be invested in a fund pursuing a U.S.-based real estate investment strategy focused on REIT investments, or who do not wish to be invested in a leveraged fund and bear the costs of that leverage, an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. See "Risk Factors and Special Considerations—Risks Related to the Reorganization—Tender Offer Risk". The Boards further considered the effect that reducing the size of RAP prior to the consummation of the Reorganization may have on the anticipated benefits of the Reorganization and concluded that the benefits of providing this liquidity opportunity to RAP shareholders, particularly in light of the fundamental changes RAP will undergo in connection with the Reorganization in order to make itself identical to RIF, outweighed any marginal reduction in the benefits that would result from the Reorganization.

        Eighth, the Boards considered that RIF pays a management fee to the Advisor at an annual rate of 0.85% of RIF's average daily managed assets; whereas RAP pays a management fee to the Advisor at an annual rate of 1.00% of the RAP's average daily managed assets. The Funds' Boards considered that the Advisor has contractually agreed to waive a portion of RAP's management fee equal to 0.25% of the average daily managed assets of RAP (resulting in an effective management fee rate of 0.75% of average daily managed assets) until May 25, 2012. The Funds' Boards recognized that, other than fees, the terms of the investment advisory agreement between RIF and the Advisor are substantively the same as the terms of the existing investment advisory agreement between RAP and the Advisor and that the investment advisory agreement between RIF and the Advisor does not contain a contractual fee waiver. The Funds' Boards then considered that following the Reorganization, the Advisor will provide investment advisory services to the Reorganized Fund pursuant to the terms and conditions of an amended and restated investment advisory agreement between the Reorganized Fund and the Advisor and that that amended investment advisory agreement would be identical to the existing investment advisory agreement between RIF and the Advisor. The Funds' Boards considered that, in order to compensate RAP for the premature elimination of its fee waiver, which would occur as a result of the Reorganization and amendment of RAP's advisory agreement, the Advisor has agreed to make a cash payment to RAP which, based on RAP's managed assets as of [    ], 2011, an assumed closing date of [              ] for the Reorganization, and an applied discount factor of [    ]%, amounted to a compensatory payment of $[            ]. The Funds' Boards considered that the actual amount of this compensatory payment will change (including after giving effect to the purchase of RAP common shares in the self tender offer) based on the actual closing date of the Reorganization, the actual value of RAP's managed assets on the closing date and the actual applied discount factor. RAP's Board further considered that, because the Reorganized Fund's contractual management fee will be 0.85% of its average daily managed assets, shareholders of RAP will realize a 15 basis point reduction (from 1.00% to 0.85%) in contractual management fees as a result of the Reorganization and amendment of RAP's advisory agreement. RAP's Board recognized that the Reorganized Fund's "managed assets" would include assets attributable to the Reorganized Fund's leverage; thus, when viewed in terms of a percentage of the Reorganized Fund's net assets attributable to its common shares, shareholders of RAP will realize a 9 basis point increase in management fees from 1.00% to 1.09% of net assets attributable to common shares. RAP's Board acknowledged, however, that this increase merely reflects the cost of the Reorganized Fund's leverage, which it had considered earlier. Additionally, RAP's Board noted that, although RAP's contractual management fee would increase by 10 basis points (from 0.75% to 0.85%) as a result of the Reorganization and amendment of RAP's advisory agreement for the period of time between the closing of the Reorganization and the previously scheduled expiration of RAP's contractual management fee waiver on May 25, 2012, the compensatory payment to be made by the Advisor, described above, is intended to compensate RAP's shareholders for this Reorganization expense.

        Ninth, the Boards considered that, following the Reorganization, the Reorganized Fund will have a combined portfolio with greater assets than those of either of the Funds individually. The Funds' Boards considered that the diversification afforded by the larger market capitalization of the Reorganized Fund may lessen the volatility of the Reorganized Fund's portfolio taken as a whole. The Funds' Boards believe that due to the larger market capitalization of the Reorganized Fund and expanded common shareholder base for RAP following the Reorganization, the average trading volume for RAP Common Shares is likely to be greater than the individual average trading volume of each Fund. The Funds' Boards believe that this increased volume should make it easier for shareholders to purchase and sell their RAP Common Shares, thereby reducing volatility in the market for the Reorganized Fund's common shares and potentially narrowing the market discount to NAV at which the Reorganized Fund's common shares trade. The Funds' Boards also considered that the RAP Common Shares received in the Reorganization may trade at a market discount from NAV following the Reorganization and thus RIF common shareholders may not be able to sell their newly received RAP Common Shares at the NAV received in the Reorganization. The Funds' Boards can provide no assurances of the extent, if any, to which RAP's common shares will trade at a discount or premium following the Reorganization. There also can be no assurance that the Funds' relative historic discounts would continue should the Reorganization not take place, and the Funds' Boards considered this as well.

        Tenth, the Boards considered that, provided that RAP's shareholders approve their Reorganization related proposals and the other conditions to the consummation of the Reorganization are satisfied, RAP's investment policies will be changed in connection with the consummation of the Reorganization to be identical to those of RIF. The Boards recognized that this would result in a change in the Reorganized Fund's investment policies such that it, as a non-fundamental policy, may invest only up to 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. exchange. The Boards then recognized that based on current market conditions the Advisor recommends that the Reorganized Fund, over time, divest its portfolio of all or substantially all of the RAP Legacy Assets and focus its investment program on the United States real estate sector consistent with the Reorganized Fund's revised investment objectives, policies and restrictions and RIF's historical investment objectives, policies and restrictions. Additionally, the Boards noted that, in order to divest the Reorganized Fund's portfolio of RAP Legacy Assets in an orderly manner, it had authorized the Reorganized Fund to, for 180 days following the closing of the Reorganization invest up to 50% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange, after which the Reorganized Fund, like RIF, will not invest more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. The RIF Board likewise considered these changes in the Reorganized Fund's investment policies in connection with its own determination to approve the Reorganization as in the best interests of RIF's shareholders.

        Eleventh, the Boards considered that, in connection with the consummation of the Reorganization, RAP's investment sub-advisory agreement with MacarthurCook will terminate and MacarthurCook will not be engaged to provide any investment advisory services to the Reorganized Fund. The Boards noted that MacarthurCook may, however, be engaged by the Advisor to provide certain non-advisory services (e.g., broker introductions and information regarding Asia Pacific market customs, rules and practices) in connection with the Reorganized Fund's divestment of the RAP Legacy Assets. Thus, the Boards recognized that, following the Reorganization, all investment decisions with respect to RAP Legacy Assets will be made by the Advisor—specifically, by RIF's portfolio managers, who will serve as the Reorganized Fund's portfolio managers—both during the period prior to the Reorganized Fund's planned liquidation of the RAP Legacy Assets and in connection with such liquidation. The Boards then discussed and considered that fact that the Advisor is generally familiar with the RAP Legacy Assets as a result of having, in its role as investment adviser to RAP, supervised the services provided by MacarthurCook to RAP and will use the information it has received in such capacity in connection with the anticipated disposition of all or substantially all of the RAP Legacy Assets.

        Twelfth, the Boards considered that each Fund generally will pay its own expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated. With respect to any expenses incurred in connection with the Reorganization that are attributable to both Funds, the Boards determined that such expenses will be allocated in proportion to the net asset values attributable to the common shares of the Funds. The Boards also determined that expenses incurred by RAP in connection with its pre-Reorganization self tender offer will be allocated wholly to RAP, and are currently estimated to be $125,000. If the Reorganization is consummated, the Boards noted that the current estimate of total expenses to be incurred in connection with the Reorganization, exclusive of RAP's self tender offer expenses, is $850,000, and the portion of such expenses to be borne by each of RAP and RIF is estimated to be $402,486 and $447,514, respectively. The Boards then noted that neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganization. The Boards recognized that if RAP's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) their Reorganization related proposals, the Funds will not bear any further costs of the Reorganization after that time except as may be directly attributable to or already incurred by it. Accordingly, the Boards noted that each Fund may incur expenses arising from the planned Reorganization even though the proposed Reorganization may not occur.

        Thirteenth, the Boards considered that the combination of RIF's and RAP's portfolios with no corresponding increase in the Reorganized Fund's borrowings or preferred shares outstanding, as compared to RIF's borrowing and preferred shares outstanding pre-Reorganization, will lower the Reorganized Fund's effective leverage ratio, as compared to RIF's pre-Reorganization effective leverage ratio, which may reduce the yield and returns realized by the Reorganized Fund's common shareholders. The Funds' Boards, and in particular the RIF Board, considered the impact this would have on common shareholders of the Reorganized Fund and concluded that the offsetting benefits of the Reorganization, including the potential for economies of scale, enhanced market liquidity for common shares, the ability to invest in a larger portfolio of income yielding securities together with the proposed increase in the Reorganized Fund's regular quarterly common share dividend as compared to RIF's pre-Reorganization regular quarterly common share dividend, and the potential for a narrowing of the Reorganized Fund's market trading discount to NAV, and that these benefits would outweigh any marginal reduction in yield and resulting, as compared to RIF pre-Reorganization. Additionally, the Funds' Board noted that the Reorganized Fund may revise the amount and type of leverage it employs at any time and may choose to increase the amount of leverage it employs at a future date.

        Fourteenth, the RIF Board recognized that, in connection with the Reorganization, its preferred shareholders would receive newly issued RAP preferred shares, the terms and liquidation preference of which would be identical to the RIF preferred shares currently held by such shareholders. The RIF Board considered that it is anticipated that the Reorganization will not affect RIF's preferred shareholders other than that it is expected to provide a larger base of assets attributable to common shareholders to support the liquidation preference and distributions on such preferred shares. The RIF Board noted that none of the expenses of the Reorganization will be borne by preferred shareholders of RIF and the RIF Board reaffirmed its determination that the Reorganization will not adversely affect the RIF preferred shareholders. Each Board then discussed and considered that, although to date no auctions for RIF preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions), if RBC Capital Markets, LLC, an affiliate of RIF's lead broker-dealer for its auction rate preferred securities, had not been a purchaser of preferred securities in RIF's auctions, some auctions likely would have failed and holders of RIF's preferred shares would not have been able to sell their preferred shares in some auctions. The Boards considered that there can be no assurance that RBC Capital Markets, LLC or any of its affiliates would purchase RIF or RAP preferred shares in any future auction of RIF or RAP preferred securities or that RAP, who will also retain an affiliate of RBC Capital Markets, LLC as lead broker-dealer for auctions of its preferred securities, will not have any auction for its preferred securities fail. If auctions for the Reorganized Fund Preferred Shares fail, or if market conditions generally frustrate the Reorganized Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, the Funds' Boards considered that such factors may precipitate a change in the form and/or amount of investment leverage used by the Reorganized Fund.

        Fifteenth, each Board considered that the Advisor may benefit from the Reorganization. For example, the Advisor may achieve cost savings due to the Reorganized Fund's lower fixed costs. Each Fund's Board believes, however, that these savings should not amount to a significant economic benefit to the Advisor. Each Fund's Board also noted that the Advisor will receive lower fees from the Reorganized Fund due to RAP's self tender offer for up to 20% of its outstanding shares at a price equal to its net asset value per share that will reduce the amount of average daily managed assets.

        In determining whether to approve the Reorganization, the RAP Board also considered various alternatives to the Reorganization, including retaining the status quo and liquidating RAP. The RAP Board discussed these alternatives and the costs and benefits of these alternatives. The RAP Board concluded that retaining the status quo was not the preferred option given RAP's relatively small amount of assets under management, RAP's small shareholder base and RAP's persistent market discount to NAV. The RAP Board then further concluded that approving the Reorganization and recommending it to shareholders was preferable to liquidation because it would permit shareholders to remain invested in a fund focused on real estate related securities, and was the option that was in the best interests of RAP and its shareholders, for the reasons discussed above. Moreover, the RIF Board, in determining whether to approve the Reorganization, considered that the Reorganization would result in no substantive changes to the investment program or structure of the fund in which its shareholders were invested, other than those benefits of the Reorganization discussed above. The Boards did not identify any one of the foregoing factors or subset of factors as controlling and different Trustees may have given different weights to different factors in coming to their individual decisions to support the Reorganization.

Additional Information About Common Shares of the Funds

  General

        The outstanding common shares of each Fund are fully paid and nonassessable by the Fund. The common shares of each Fund have no preemptive, conversion, exchange or redemption rights. Each common share has one vote, with fractional shares voting proportionately. Common shares are freely transferable.

  Outstanding Securities

        Set forth below is information about each Fund's common shares as of June 30, 2011.

Fund	Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding Exclusive of Amount Held by Fund
RAP	Common Shares	Unlimited	—	3,342,963
RIF	Common Shares	Unlimited	—	2,375,718

  Purchase and Sale

        Purchase and sale procedures for the common shares of RAP and RIF are identical. Investors typically purchase and sell common shares of RAP and RIF through a registered broker dealer on NYSE Amex, or may purchase or sell common shares through privately negotiated transactions with existing shareholders. The purchase and sale procedures for the common shares of the Reorganized Fund will be identical to those of RAP and RIF.

  Common Share Price Data

        The following table sets forth the high and low sales prices for common shares of each Fund on NYSE Amex (formerly the American Stock Exchange) for each full quarterly period within the two most recent fiscal years and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

RAP

Quarterly period ending	High Price	NAV	Premium (Discount)	Low Price	NAV	Premium (Discount)
6/30/2011	$19.0699	$22.22	(14)%	$17.26	$22.14	(22)%
3/31/2011	18.80	23.65	(21)%	16.61	20.94	(21)%
12/31/2010	19.74	24.68	(20)%	17.41	22.10	(21)%
9/30/2010	18.22	22.85	(20)%	14.88	19.74	(25)%
6/30/2010	17.68	22.33	(21)%	14.36	19.41	(26)%
3/31/2010	17.34	21.78	(20)%	15.03	19.80	(24)%
12/31/2009	19.04	22.27	(15)%	16.78	21.51	(22)%
9/30/2009	18.15	22.03	(18)%	15.05	19.72	(24)%
6/30/2009	16.67	20.90	(20)%	11.44	16.83	(32)%
3/31/2009	14.09	17.97	(22)%	8.69	13.04	(33)%

RIF

Quarterly period ending	High Price	NAV	Premium (Discount)	Low Price	NAV	Premium (Discount)
6/30/2011	$33.51	$40.84	(18)%	$30.96	$37.93	(18)%
3/31/2011	31.65	38.80	(18)%	29.44	36.10	(18)%
12/31/2010	30.19	36.75	(18)%	28.00	34.16	(18)%
9/30/2010	28.90	34.81	(17)%	23.46	29.14	(19)%
6/30/2010	27.63	33.05	(16)%	24.07	29.87	(19)%
3/31/2010	26.14	30.81	(15)%	20.67	26.39	(22)%
12/31/2009	21.55	27.49	(22)%	18.81	23.72	(21)%
9/30/2009	20.04	25.61	(22)%	12.50	16.39	(24)%
6/30/2009	15.28	18.72	(18)%	8.05	11.85	(32)%
3/31/2009	15.18	20.41	(26)%	5.95	9.08	(34)%

        As of [            ], 2011, the NAV per common share of RAP was $[        ] and the market price per share was $[        ], representing a discount to NAV of [        ]%, and the NAV per common share of RIF was $[        ] and the market price per share was $[        ], representing a discount to NAV of [        ]%.

        The NAV per share and market price per share of the common shares of each Fund may fluctuate prior to the closing date of the Reorganization. Depending on market conditions, RAP Common Shares may trade at a larger or smaller discount or premium to NAV than that at which RAP Common

Shares have historically traded. The common shares of RAP may have a discount or premium to NAV that is greater or less than the discount or premium to NAV of the common shares of RIF on the Valuation Date of the Reorganization.

  Share Repurchases

        Common shares of the Funds historically have generally traded at a discount to NAV. From time to time, the Boards of the Funds may consider action that seeks to reduce or eliminate any material discount from NAV that may occur in respect of common shares, which may include the repurchase of common shares in the open market or in private transactions, the making of a tender offer for such shares or conversion of the Fund to an open end investment company. There can be no assurance, however, that any Fund will decide to take any of these actions or that share repurchases or tender offers, if undertaken, will reduce any market discount. Common shareholders do not have the right to cause the Funds to redeem their common shares. Instead, liquidity is provided through trading in the open market. The Funds may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder and subject to the terms of the Funds' bylaws, but are under no obligation to do so. Any determination to repurchase common shares would reduce the asset coverage for the Reorganized Fund's preferred shares and borrowings and might make it necessary or desirable for the Reorganized Fund to redeem its preferred shares or repay its borrowings. The repurchase of common shares may be restricted or prohibited at times when there exist unpaid distributions on the preferred shares or at times when the Reorganized Fund does not meet certain asset coverage requirements for its preferred shares or borrowings.

  Dividends and Distributions

        The Boards of the Funds periodically evaluate, and will continue to periodically evaluate, their respective Fund's common share distribution policy and may, in the future, change such common share distribution policy. The Reorganized Fund intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Reorganized Fund intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is a policy by which the Reorganized Fund will seek to provide its common shareholders with a regular quarterly dividend, and which is the type of distribution policy currently followed by RIF. This policy is different from the policy RAP historically followed, which did not seek to pay a regular quarterly dividend to shareholders, but rather made distributions to shareholders only to the extent necessary to maintain its qualification as a RIC under the Code and to avoid corporate income and excise taxes for U.S. federal income tax purposes. As a result of this historical policy and RAP's investment program of investing in companies, many of which are treated as PFICs for U.S. federal income tax purposes, RAP's distributions to shareholders have generally been irregular. This is largely due to the unpredictable nature of PFIC income that RAP is required to recognize on a mark-to-market (or deemed) basis each year under the U.S. federal income tax rules with respect to PFICs. See "U.S. Federal Income Tax Matters: Tax Consequences of Certain Investments" in the SAI. This mark-to-market capital income in turn creates "phantom" income, which RAP must distribute to its shareholders in order to maintain its qualification as a RIC and to avoid corporate income and excise taxes for U.S. federal income tax purposes. A substantial portion of RAP's distributions have generally consisted of this "phantom" PFIC income recognized as a result of pursuing RAP's investment objective of capital appreciation. Thus, in some years RAP has made no cash distributions to shareholders, whereas in other years, such as 2010, RAP has made distributions substantially equivalent to RIF's distributions.

        RAP's Board believes that the Reorganization and the Reorganized Fund's consequent adoption of a level rate dividend policy and investment program of investing in U.S. REITs, which have historically provided sufficient cash income to support such a distribution policy, will benefit RAP shareholders by providing them with a more stable, frequent and predictable source of income that, over time, would be expected to result in RAP shareholders receiving higher current income in the form of regular quarterly dividend distributions. Moreover, as a result of the Reorganized Fund being able to invest in a larger portfolio of income yielding securities, as compared to either RIF or RAP pre-Reorganization, RAP's Board expects that the Reorganized Fund will be able to implement a level rate dividend policy that calls for a level of distributions that would represent a $0.02 per share per quarter, or $0.08 per share on an annualized basis, increase to RIF's current distribution rate. RAP's Board has thus conditionally approved a regular quarterly dividend at a rate for the Reorganized Fund that would be the substantive equivalent of RIF increasing its regular quarterly dividend by $0.02 per share per quarter, or $0.08 per share on an annualized basis.

        The implementation of a level rate dividend policy for the Reorganized Fund, together with the consequent comparative increase in the level of the regular quarterly dividend, is conditioned upon the Reorganization being consummated, there being no material adverse change in the financial position of either RIF or RAP prior to the consummation of the Reorganization, there being no material change in the underlying pro forma financial information upon which it based its conditional approval, and there being no material adverse change in market conditions that might impair the yield the Reorganized Fund expects to receive on its investments post-Reorganization. Of course, there can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. Nevertheless, the Board of RAP believes that approval of the Issuance, the Changes to the Fundamental Investment Objectives and Restrictions and the Amended Advisory Agreement make the results discussed above more likely to occur. The comparative dividend increase would take effect for the first full calendar quarter following the completion of the Reorganization.

        The Reorganized Fund expects to derive ordinary income primarily from distributions received on REIT shares owned by the Funds. A portion of the distributions received with respect to REIT shares may be classified by those REITs as capital gains or returns of capital subsequent to the end of the Reorganized Fund's fiscal year. The Reorganized Fund may also earn ordinary income from interest and from dividends received on other securities which it owns. The Reorganized Fund's ordinary income is reduced by the expenses incurred. The 1940 Act allows the Reorganized Fund to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by the Reorganized Fund when it sells investments for amounts different from their adjusted tax basis. The 1940 Act, and the rules and regulations thereunder, generally do not permit the Funds to distribute long term capital gain income more often than once every 12 months unless it obtains exemptive relief from the SEC. RIF made an application to the SEC for such exemptive relief in order to implement a policy referred to as a "managed dividend policy", which in effect would allow RIF to allocate, shortly after the end of each year, portions of each periodic distribution which are to be treated by RIF's common shareholders as ordinary income, capital gains, or otherwise. The SEC granted RIF this relief and the Reorganized Fund would be able to rely upon this relief if it so chooses; however, RIF's Board has decided not to implement a managed dividend policy at this time and RAP's Board has similarly decided not to implement a managed dividend policy for the Reorganized Fund at this time. Thus, RIF is not currently relying on, and the Reorganized Fund does not expect in the immediate future to rely on, the relief RIF obtained from the SEC and instead intends to comply, for the immediate future, with the 1940 Act and the rules and regulations thereunder with respect to the distribution of income and capital gains as if RIF had not obtained any such relief from the SEC. There is no guarantee that the Reorganized Fund's Board will implement such a policy in the future.

        Since the Reorganized Fund does not expect, in the immediate future, to rely on the exemptive relief RIF obtained from the SEC described above, the Reorganized Fund must comply with the 1940

Act's general limitation of distributing capital gains only once per year. As a result, distributions of capital gains realized from the sale of investments generally will not be a part of the Reorganized Fund's quarterly distributions to its common shareholders. The Code imposes taxes on undistributed capital gains by regulated investment companies such as RIF and RAP. Historically, RIF sought to reduce or eliminate the taxes it has paid, although it has previously elected to pay modest excise taxes in order to retain funds until the character of the distributions it received from its REIT investments became known or because the Advisor and the Board determined that the deferral of distributions was otherwise in the best interests of RIF's shareholders.

        Because the character of the income which the Reorganized Fund receives from its REIT investments will generally not be known until after year end, the Reorganized Fund will generally be unable to precisely know that its regular distributions equal its net investment income or that its annual capital gains distributions equal its net capital gains income. RIF historically has generally made distributions out of its net investment income (i.e., RIF's dividends received less its operating expenses) and generally has not made distributions to its common shareholders in excess of its net investment income (i.e., RIF's dividends received less its operating expenses), although it (or the Reorganized Fund) is permitted to do so and may in the future elect to do so if its Board of Trustees determined it to be in the best interests of RIF's shareholders (or the Reorganized Fund's shareholders, as the case may be). A portion of the RIF's distributions, however, may have been characterized as "return of capital" distributions for U.S. federal income tax purposes because distributions received by RIF from companies in which it invests (i.e., REITs) were characterized as a return of capital for U.S. federal income tax purposes, and that character flows through to RIF's investors when RIF distributes such amounts to investors. Additionally, certain mandatory accounting adjustments require RIF to report dividend income from REITs characterized by such REITs as capital gain or return of capital as something other than "investment income" in its financial statements, thereby resulting in a portion of RIF's distributions to common shareholders being characterized as a "return of capital" in RIF's financial statements even though the amount of distributions RIF has paid to common shareholders does not exceed the amount of the distributions RIF has received from REITs in which it invests (less RIF's operating expenses). RAP's Board expects the Reorganized Fund's distributions and financial statements to take on similar characteristics.

        All distributions by the Funds are periodically determined by the Funds' Boards. There can be no assurance that after the Reorganization the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. Distributions on common shares of each Fund are payable to the extent, at the rate and in the form declared by the Fund's Board and are based on market conditions and other factors the Fund's Board deems relevant.

        Although the Reorganized Fund does not anticipate that the amount of distributions to common shareholders will impact distributions to preferred shareholders, distributions to the Reorganized Fund's preferred shareholders are on a priority though limited basis and therefore may impact the amount available for distribution to common shareholders; the amount of distributions and each Fund's distributions policy are subject to periodic review and change by the Reorganized Fund's Board based upon Fund performance, expected performance and other factors considered from time to time.

        In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. On several occasions, the Old RMR Funds did not have the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the preferred shares, the Old RMR Funds' (and RIF's and the Reorganized Fund's) governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not having the required asset coverage ratios for its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of Reorganized Fund Preferred Shares and repayments of Reorganized Fund borrowings.

        As described above, while the Reorganized Fund's preferred shares are outstanding, common shareholders of the Reorganized Fund will not be entitled to receive any distributions from the Reorganized Fund unless all accrued and payable distributions on preferred shares of the Reorganized Fund have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to preferred shares is at least 200% after giving effect to the distributions. Similarly, if borrowings are outstanding, the Reorganized Fund may not pay distributions to common shareholders or preferred shareholders unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to the distributions. Additionally, the Reorganized Fund's bylaws and its credit agreement with Wells Fargo Bank, National Association also contain distribution restrictions which are stricter than those under the 1940 Act. See "Preferred Shares of the Funds" and "Borrowings" below.

  Dividend Reinvestment Plan

        Each Fund has adopted a dividend reinvestment plan ("DRIP"). Holders of common shares have all cash distributions invested in common shares of their applicable Fund automatically unless they elect to receive cash, which is sometimes referred to as an "opt out plan". In connection with the Reorganization, RIF common shareholders that become holders of RAP Common Shares will automatically be enrolled in RAP's DRIP unless they elect to opt out of the DRIP by contacting the agent for the DRIP (the "Plan Agent") as described below. As part of the DRIP, holders of common shares will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). A shareholder's cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. Wells Fargo Bank, N.A., as agent for the common shareholders, or, the Plan Agent, will receive a shareholder's distributions and additional cash payments under the Cash Purchase Option and either purchase common shares for a shareholder's account in the open market or directly from the respective Fund. If a shareholder elects not to participate in the DRIP, the shareholder will receive all cash distributions in cash paid by check mailed to such shareholder (or, generally, if a shareholder's shares are held in street name, to the shareholder's broker) by Wells Fargo Bank, N.A. as the Funds' paying agent. A shareholder may elect not to participate in the DRIP by contacting Wells Fargo Bank, N.A., at the address or phone number set forth below.

        If a holder of common shares decides to participate in the DRIP, the number of common shares the shareholder will receive will be determined as follows:

            (i)  If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the Plan Agent will receive the distribution in cash and, together with the shareholder's additional cash payments, if any, will purchase common shares in the open market, on NYSE Amex or elsewhere, for the shareholder's account prior to the next ex-dividend date. It is possible that the market price for a Fund's common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to the shareholder in common shares newly issued by the Fund. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, a Fund will determine whether to issue the remaining shares at the greater of (a) NAV per common share at the time of purchase or (b) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

           (ii)  If, on the payment date of the distribution, the market price per common share of a Fund plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for shareholder's account, at a price equal to the greater of (a) NAV per common share on that payment date or (b) 95% of the per common share market price on that payment date.

        The Plan Agent maintains all shareholder accounts in the DRIP (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information shareholders may need for tax records. Common shares in a shareholder's account will be held by the Plan Agent in non-certificated form. Any proxy a shareholder receives will include all common shares the shareholder has received or purchased under the Plan.

        Shareholders may withdraw from the DRIP at any time by giving written notice to the Plan Agent. If a shareholder withdraws or the DRIP is terminated, the Plan Agent will transfer the shares in such shareholder's account to the shareholder (which may include a cash payment for any fraction of a share in a shareholder's account). Upon request, the Plan Agent will sell a shareholder's shares in the DRIP and send the shareholder the proceeds, minus brokerage commissions to be paid by the shareholder.

        The Plan Agent is not authorized to make any purchases of shares for a shareholder's account if doing so will result in the shareholder owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to the shareholder in cash.

        Participation in the DRIP or the Cash Purchase Option will not relieve the shareholder of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions the shareholder receives which are credited to the shareholder's account under a DRIP rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve a shareholder of tax obligations arising from a shareholder's receipt of that Fund's distributions even though the shareholder does not receive any cash (i.e., capital gains and income may be realized).

        The Plan Agent's administrative fees will be paid by the relevant Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Funds. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of Fund shares pursuant to the DRIP including the Cash Purchase Option. Each Fund may amend or terminate its DRIP or the Cash Purchase Option if the Fund's Board determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the DRIP except after prior notice to DRIP participants. Requests for additional information about and all correspondence relating to the DRIP should be directed to Wells Fargo Bank, N.A. (the "Administrator"), at Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854, or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank, N.A., 161 Concord Exchange, South St. Paul, MN 55075. Shareholders who hold shares of a Fund in "street name," that is, through a broker, financial advisor or other intermediary should not contact the Administrator with DRIP correspondence, or opt out Cash Purchase Option or other requests. If a shareholder owns shares in street name, the shareholder must instead contact the shareholder's broker, financial advisor or intermediary. If a shareholder owns shares in street name, the shareholder may not be able to transfer the shares to another broker and continue to participate in the DRIP.

Additional Information About Preferred Shares of the Funds

  General

        Each Fund's declaration of trust authorizes the issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by the Fund's Board. Such shares may be issued by action of the Board without shareholder approval. If the assets of the Fund increase, the Fund may offer additional preferred shares to maintain the leverage ratio of the Fund. A complete description of the terms of the Reorganized Fund Preferred Shares is contained in the Reorganized Fund's bylaws, which are included as Appendix E to the SAI. Any descriptions of the Reorganized Fund Preferred Shares contained in this Proxy Statement/Prospectus are qualified in their entirety by the full description of the Reorganized Fund Preferred Shares contained in the Reorganized Fund's bylaws. Each Fund may revise the amount and type of leverage its employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund's Board.

        In connection with the Reorganization, Reorganized Fund Preferred Shares will be issued to RIF preferred shareholders in exchange for the preferred shares of RIF held by such shareholders. The Reorganized Fund Preferred Shares will be identical to the preferred shares of RIF. Reorganized Fund Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by the Reorganized fund). Preferred shares will rank on parity with shares of any other class or series of preferred stock of the Reorganized Fund as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All preferred shares will carry one vote per share on all matters on which such shares are entitled to be voted. Preferred shares of the Reorganized Fund will be fully paid and non-assessable and will have no preemptive, exchange, conversion or cumulative voting rights. Each series of the Reorganized Fund Preferred Shares will be purchased and sold at separate auctions conducted on a regular basis. The following table shows the percentage of RIF's total assets represented by the liquidation value of the outstanding preferred shares on December 31, 2010.

				Pro Forma
	Liquidation Value of Preferred Shares			Liquidation Value of Preferred Shares
Total Assets	Value	As a Percentage of Total Assets	Total Assets	Value	As a Percentage of Total Assets
$112,713,427	$16,675,000	15%	$174,885,280	16,675,000	10%

  Outstanding Securities

        Set forth below is information about RIF's preferred shares as of June 30, 2011. Information concerning each Fund's common shares is set forth under the heading "Additional Information About Common Shares of the Funds—Outstanding Securities."

Title of Class	Amount Authorized		Amount Held by Fund	Amount Outstanding Exclusive of Amount Held by Fund
Preferred Shares	Unlimited	(1)	—	667

(1)
Each Fund's declaration of trust authorizes it to issue an unlimited number of preferred shares. Pursuant to this authority, each Fund's Board has authorized five series of preferred shares, with the following designations, and has authorized the following number of preferred shares to constitute each such series:

Title of Series	Amount Authorized
M	15,000
T	3,000
W	8,000
Th	8,000
F	1,000

  Dividend Rates

        The following table provides information about the dividend rates for each series of the RIF's preferred shares as of a recent auction date:

FUND/SERIES	AUCTION DATE	RATE
Series M	July 11, 2011	0.75%
Series T	July 12, 2011	0.75%
Series W	July 13, 2011	1%
Series Th	July 14, 2011	0.75%
Series F	July 15, 2011	0.75%

        In most cases, if an auction for preferred shares is not held when scheduled, the distribution rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the New York Stock Exchange was closed for three or more consecutive business days due to circumstances beyond its control or the auction agent was not able to conduct an auction in accordance with the Auction Procedures (as defined below) due to circumstances beyond its control.

  Distribution Restrictions

        While any of the Reorganized Fund Preferred Shares are outstanding, the Reorganized Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional common shares or rights to purchase common shares) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and other distributions, including the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

  •
  In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of the Reorganized Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the amount necessary to pay all outstanding obligations of the Reorganized Fund with respect to the liquidation preference and any redemption premium on any preferred shares outstanding, accumulated distributions on any preferred shares outstanding, expenses for the next 90 days and any other liabilities of the Reorganized Fund (the Reorganized Fund's "Preferred Shares Basic Maintenance Amount") (see "—Rating Agency Guidelines and Asset Coverage" below);

  •
  Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined under "Redemption" below) is met;

  •
  Full cumulative distributions on the Reorganized Fund Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by the Reorganized Fund to be available for payment on the date payment is due to the auction agent; and

  •
  The Reorganized Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in its declaration of trust or bylaws.

        The Reorganized Fund generally will not declare, pay or set apart for payment any distribution on any of its shares ranking as to the payment of distributions on parity with its preferred shares unless the Reorganized Fund has declared and paid or contemporaneously declares and pays full cumulative distributions on its preferred shares through its most recent distribution payment date. However, when the Reorganized Fund has not paid distributions in full on its preferred shares through the most recent distribution payment date or upon any shares of the Reorganized Fund ranking, as to the payment of distributions, on a parity with its preferred shares through their most recent respective distribution payment dates, the amount of distributions declared per share on the Reorganized Fund Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated distributions per share on the preferred shares and such other class or series of shares bear to each other.

  Liquidation

        Subject to the rights of holders of shares ranking on a parity with preferred shares with respect to the distribution of assets upon liquidation of the Reorganized Fund, upon a liquidation of the Reorganized Fund, whether voluntary or involuntary, the holders of preferred shares of the Reorganized Fund then outstanding will be entitled to receive and to be paid out of the assets of the Reorganized Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all distributions thereon (whether or not earned or declared by the Reorganized Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Reorganized Fund. After the payment to preferred shareholders of the full preferential amounts provided for as described herein, preferred shareholders of the Reorganized Fund as such shall have no right or claim to any of the Reorganized Fund's remaining assets.

        Neither the sale of all or substantially all the property or business of the Reorganized Fund, nor the merger or consolidation of the Reorganized Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Reorganized Fund, including the Reorganization, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

  Voting Rights

        Except as otherwise provided in this Proxy Statement/Prospectus and in the SAI, in the Reorganized Fund's declaration of trust or bylaws, or as otherwise required by law, holders of the Reorganized Fund Preferred Shares will have equal voting rights with holders of common shares and holders of any other shares of preferred shares of the Reorganized Fund (one vote per share) and will vote together with holders of common shares and holders of any other preferred shares of the Reorganized Fund as a single class.

        Holders of the Reorganized Fund's outstanding preferred shares, voting as a separate class, are entitled at all times to elect two of the Reorganized Fund's Trustees. The remaining Trustees normally are elected by holders of common shares and preferred shares voting together as a single class. If at any time distributions (whether or not earned or declared by the Reorganized Fund) on outstanding preferred shares, shall be due and unpaid in an amount equal to two full years' distributions thereon, and sufficient cash or specified securities shall not have been deposited with the auction agent for the payment of such distributions, then, as the sole remedy of holders of the Reorganized Fund's outstanding preferred shares, the number of Trustees constituting the Board shall be increased and holders of preferred shares shall be entitled to elect additional Trustees such that the Trustees elected solely by preferred shareholders will constitute a majority of the Reorganized Fund's Trustees, as described in the Reorganized Fund's bylaws. If the Reorganized Fund thereafter shall pay, or declare and set apart for payment, in full, distributions payable on all outstanding preferred shares, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Trustees so elected by the Reorganized Fund's preferred shareholders (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the preferred shareholders have the right to elect in any event), will terminate automatically.

        So long as the Reorganized Fund has any preferred shares outstanding, the Reorganized Fund may not, without the affirmative vote or consent of holders of 75% of each class of the Reorganized Fund's shares outstanding, authorize the Reorganized Fund's conversion from a closed end to an open end investment company. So long as the Reorganized Fund has any preferred shares outstanding, the Reorganized Fund will not, without the affirmative vote or consent of the holders of a majority of the preferred shares outstanding at such time (voting together as a separate class):

          (a)   authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Reorganized Fund Preferred Shares with respect to payment of dividends or distributions, including distribution of assets on dissolution, liquidation or winding up the affairs of the Reorganized Fund, or authorize, create or issue additional preferred shares, unless, in the case of preferred shares on a parity with the outstanding preferred shares, the Reorganized Fund obtains confirmation from Moody's (if Moody's is then rating the preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating the preferred shares) that the issuance of such a class or series would not impair the rating then assigned by each such Rating agency to the Reorganized Fund's outstanding preferred shares; or

          (b)   amend, alter or repeal the provisions of the Reorganized Fund's bylaws by merger, consolidation or otherwise, so as to affect any preference, right or power of the Reorganized Fund Preferred Shares or preferred shareholders; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of the Reorganized Fund Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Reorganized Fund's preferred shareholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Reorganized Fund Preferred Shares with respect to the payment of dividends and distributions, including distribution of assets upon dissolution, liquidation or winding up of the affairs of the Reorganized Fund will be deemed to affect such preferences, rights or powers only if Moody's is then rating the Reorganized Fund Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount.

        So long as the Reorganized Fund has preferred shares outstanding, the Reorganized Fund shall not, without the affirmative vote or consent of the holders of a majority of the Reorganized Fund Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Reorganized Fund is solvent and does not foresee becoming insolvent.

        The Reorganized Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Reorganized Fund's bylaws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under the Reorganized Fund's bylaws, the affirmative vote of the holders of a majority of the outstanding preferred shares of the Reorganized Fund, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. "Majority of the outstanding" preferred shares of the Reorganized Fund, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of Reorganized Fund Preferred Shares, as a single class, present at a meeting of the Reorganized Fund's shareholders, if the holders of more than 50% of the Reorganized Fund's outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of the Reorganized Fund's outstanding preferred shares. However, to the extent permitted by Delaware law, the Reorganized Fund's declaration of trust and bylaws, no vote of holders of common shares of the Reorganized Fund, either separately or together with holders of preferred shares of the Reorganized Fund as a single class, is necessary to take the actions contemplated by (a) and (b) above.

        The foregoing voting provisions will not apply with respect to Reorganized Fund Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

  Purchase and Sale

        Each series of Reorganized Fund Preferred Shares will be purchased and sold at separate auctions conducted on a regular basis. Unless otherwise permitted by the Reorganized Fund, existing holders of Reorganized Fund Preferred Shares and potential holders of Reorganized Fund Preferred Shares only may participate in auctions through their broker dealers. Because of current market conditions, auctions for preferred shares of many closed end funds have failed to attract sufficient clearing bids. There can be no assurance that the auctions for the preferred shares of the Reorganized Fund will attract sufficient clearing bids. In this situation, holders of such preferred shares may not be able to sell their shares through the auction mechanism. To date, no auctions for RIF preferred securities have failed to attract sufficient clearing bids. However, RBC Capital Markets, LLC, an affiliate of RIF's lead broker dealer for its preferred securities, had previously acquired for its own account a substantial portion of RIF's preferred securities in the auctions, and could ultimately come to own for its own account all or substantially all of such preferred securities if in the future it again begins to acquire such preferred securities for its own account. For example, according to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filing, dated as of June 30, 2011, it owned approximately 12.14% of all of RIF's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in RIF's auctions, the applicable auctions likely would have "failed" and holders of RIF preferred shares would not have been able to sell their preferred shares in the applicable auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Reorganized Fund Preferred Shares in any future auction of Reorganized Fund Preferred Shares in which demand is insufficient for the Reorganized Fund preferred shareholders to sell all offered preferred shares, or that the Reorganized Fund will not have any auction for its preferred securities fail. See "Risk Factors and Special Considerations."

        Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, historically they have not done so and are not expected to do so in the future. The broker dealers have no obligation to make a secondary market in the preferred shares outside of the auction, and there can be no assurance that a secondary market for the preferred shares will develop or, if it does develop, that it will provide holders with liquidity for their investment in preferred shares. See "Risk Factors and Special Considerations."

  Distributions and Rate Periods

  General

        The following is a general description of distributions and rate periods for the Reorganized Fund Preferred Shares, which are identical to the distributions and rate periods for RIF's preferred shares. Rate periods normally are seven days for Reorganized Fund Preferred Shares, and the distribution rate for each rate period is determined by an auction generally held on the business day before commencement of the rate period. Subject to certain conditions, the Reorganized Fund may change the length of subsequent rate periods, depending on the Reorganized Fund's needs and the Advisor's outlook for interest rates and other market factors, by designating them as special rate periods.

  Distribution Payment Dates

        The Reorganized Fund Preferred Shares will be issued to preferred shareholders of RIF in exchange for the preferred shares of RIF. Distribution rates on the Reorganized Fund Preferred Shares will be determined based upon auctions held generally every seven days, similar to the RIF preferred shares. Because of current market conditions, auctions for preferred shares of many closed end funds have failed to attract sufficient clearing bids. If sufficient clearing bids are not made in an auction for RIF's preferred shares, the auction is deemed to have "failed" and the applicable dividend rate for the subsequent dividend period is the maximum applicable rate, established in accordance with a predetermined formula. In this situation holders of such preferred shares may not be able to sell their shares through the auction mechanism. To date, no auctions for RIF preferred securities have failed to attract sufficient clearing bids. However, RBC Capital Markets, LLC, an affiliate of RIF's lead broker dealer for its preferred securities, had previously acquired for its own account a substantial portion of RIF's preferred securities in the auctions, and could ultimately come to own for its own account all or substantially all of such preferred securities if in the future it again begins to acquire such preferred securities for its own account. For example, according to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filing, dated as of June 30, 2011, it owned approximately 12.14% of all of RIF's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in RIF's auctions, the applicable auctions likely would have "failed" and holders of RIF preferred shares would not have been able to sell their preferred shares in the applicable auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Reorganized Fund Preferred Shares in any future auction of Reorganized Fund Preferred Shares in which demand is insufficient for the Reorganized Fund preferred shareholders to sell all offered preferred shares, or that the Reorganized Fund will not have any auction for its preferred securities fail. See "Risk Factors and Special Considerations."

        Distributions will be paid through DTC on each distribution payment date. The distribution payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute amounts received from the auction agent in same day funds on each distribution payment date to agent members (members of DTC that will act on behalf of existing or potential preferred shareholders). These agent members are in turn expected to pay these distributions to the persons for whom they are acting as agents. The current broker dealers for the Reorganized Fund indicate that distribution payments will be available in same day funds on each distribution payment date to customers that use such broker dealers or such broker dealer's designee as agent member.

  Initial Rate Periods for Reorganized Fund Preferred Shares

        The Reorganized Fund Preferred Shares, Series M, like the RIF Series M preferred shares, will generally have a dividend period of seven days, a Monday auction date and a Tuesday dividend payment date. Because it is anticipated that the Reorganization will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganization) for the Reorganized Fund Preferred Shares, Series M, issued in the Reorganization will be shorter than seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for outstanding RIF preferred shares, Series M, immediately preceding the closing of the Reorganization, and former holders of RIF Series M preferred shares will begin earning dividends at this rate on the closing date of the Reorganization. The Reorganized Fund Preferred Shares, Series M, issued in the Reorganization will auction on the Monday following the closing date of the Reorganization and the Reorganized Fund will pay dividends to all holders of Reorganized Fund Preferred Shares, Series M, on the Tuesday following the Reorganization.

        The Reorganized Fund Preferred Shares, Series T, like the RIF Series T preferred shares, will generally have a dividend period of seven days, a Tuesday auction date and a Wednesday dividend payment date. Because it is anticipated that the Reorganization will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganization) for the Reorganized Fund Preferred Shares, Series T, issued in the Reorganization will be shorter than seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for outstanding RIF preferred shares, Series T, immediately preceding the closing of the Reorganization, and former holders of RIF Series T preferred shares will begin earning dividends at this rate on the closing date of the Reorganization. The Reorganized Fund Preferred Shares, Series T, issued in the Reorganization will auction on the Tuesday following the closing date of the Reorganization and the Reorganized Fund will pay dividends to all holders of Reorganized Fund Preferred Shares, Series T, on the Wednesday following the Reorganization.

        The Reorganized Fund Preferred Shares, Series W, like the RIF Series M preferred shares, will generally have a dividend period of seven days, a Wednesday auction date and a Thursday dividend payment date. Because it is anticipated that the Reorganization will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganization) for the Reorganized Fund Preferred Shares, Series W, issued in the Reorganization will be shorter than seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for outstanding RIF preferred shares, Series W, immediately preceding the closing of the Reorganization, and former holders of RIF Series W preferred shares will begin earning dividends at this rate on the closing date of the Reorganization. The Reorganized Fund Preferred Shares, Series W, issued in the Reorganization will auction on the Wednesday following the closing date of the Reorganization and the Reorganized Fund will pay dividends to all holders of Reorganized Fund Preferred Shares, Series W, on the Thursday following the Reorganization.

        The Reorganized Fund Preferred Shares, Series Th, like the RIF Series Th preferred shares, will generally have a dividend period of seven days, a Thursday auction date and a Friday dividend payment date. Because it is anticipated that the Reorganization will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganization) for the Reorganized Fund Preferred Shares, Series Th, issued in the Reorganization will be seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for outstanding RIF preferred shares, Series Th, immediately preceding the closing of the Reorganization, and former holders of RIF Series Th preferred shares will begin earning dividends at this rate on the closing date of the Reorganization. The Reorganized Fund Preferred Shares, Series Th, issued in the Reorganization will auction on the Thursday following the closing date of the Reorganization and the Reorganized Fund will pay dividends to all holders of Reorganized Fund Preferred Shares, Series Th, on the Friday following the Reorganization.

        The Reorganized Fund Preferred Shares, Series F, like the RIF Series F preferred shares, will generally have a dividend period of seven days, a Friday auction date and a Monday dividend payment date. Because it is anticipated that the Reorganization will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganization) for the Reorganized Fund Preferred Shares, Series F, issued in the Reorganization will be seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for outstanding RIF preferred shares, Series F, immediately preceding the closing of the Reorganization (i.e., the auction held prior to the close of business on the closing date of the Reorganization), and former holders of RIF Series F preferred shares will begin earning dividends at this rate on the Monday following the closing date of the Reorganization. On the Monday following the closing date of the Reorganization, the Reorganized Fund will pay dividends to holders of RIF Series F preferred shares in respect of the rate period for the RIF Series F preferred shares running from the Monday prior to the closing date of the Reorganization to the Sunday after the closing date of the Reorganization. The Reorganized Fund Preferred Shares, Series F, issued in the Reorganization will auction on the Friday following the closing date of the Reorganization and the Reorganized Fund will pay dividends to all holders of Reorganized Fund Preferred Shares, Series F, on the second Monday following the Reorganization.

  Calculation of Distribution Payment

        The Reorganized Fund will compute the amount of distributions per share payable on preferred shares by determining a rate, derived by multiplying the stated rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and the denominator of the fraction will be 360 for any rate period, including a special rate period. This rate is multiplied by $25,000 to arrive at the distributions per share. Distributions on preferred shares will accumulate from the date of their original issue. For each rate period after the initial rate period, the distribution rate will be the rate determined at auction, except as described below. The distribution rate that results from an auction generally will not be greater than the maximum applicable rate.

        The maximum applicable rate for any regular rate period will be the greater of (i) the applicable percentage of the Reference Rate or (ii) the applicable spread plus the Reference Rate. The "Reference Rate" is the applicable LIBOR Rate (as defined in the Reorganized Fund's bylaws) for a dividend period or a special distribution period of fewer than 365 days, or the applicable Treasury Index Rate (for a special distribution period of 365 days or more.) In the case of a special rate period, the maximum applicable rate will be specified by the Reorganized Fund in the notice of the special rate period for such distribution payment period. The applicable percentage and applicable spread will be determined based on the credit rating assigned to preferred shares by Moody's (the "Rating Agency"). If Moody's does not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable distribution period for the preferred shares.

  Designations of Special Rate Periods

        In certain circumstances the Reorganized Fund may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (i) the Reorganized Fund shall have given certain notices to the holders of preferred shares and the auction agent, which notice to the auction agent will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value was at least equal to the Preferred Shares Basic Maintenance Amount; (ii) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (iii) if the Reorganized

Fund shall have mailed a notice of redemption with respect to any of its preferred shares, the redemption price with respect to such shares shall have been deposited with the auction agent. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the auction agent. The Reorganized Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Reorganized Fund Preferred Shares. The Reorganized Fund will give its preferred shareholders notice of a special rate period as provided in the Reorganized Fund's bylaws.

  Redemption

  Mandatory Redemption

        In the event the Reorganized Fund does not timely cure a failure to maintain (i) a discounted value of its portfolio equal to the Reorganized Fund's Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Reorganized Fund Preferred Shares or (ii) the Reorganized Fund's 1940 Act Preferred Shares Asset Coverage, the Reorganized Fund's preferred shares will be subject to mandatory redemption on a date specified by RAP's Board out of funds legally available therefor in accordance with the Reorganized Fund's bylaws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Reorganized Fund) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of preferred shares necessary to restore the required discounted value or the Reorganized Fund's 1940 Act Preferred Shares Asset Coverage, as the case may be.the Reorganized Fund's "1940 Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Reorganized Fund which are shares, including all outstanding preferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed end investment company as a condition of declaring dividends on its common shares or stock).

        In determining the number of preferred shares required to be redeemed in accordance with the foregoing, the Reorganized Fund will allocate the number of shares required to be redeemed to satisfy the Reorganized Fund's Preferred Shares Basic Maintenance Amount or the Reorganized Fund's 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the preferred shares of the Reorganized Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Reorganized Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that Reorganized Fund deems fair and equitable.

  Optional Redemption

        The Reorganized Fund will have the option to redeem its preferred shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a distribution payment date at the redemption price per share of $25,000, plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Reorganized Fund) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No preferred shares may be redeemed if the redemption would cause the Reorganized Fund to violate the 1940 Act or applicable law. The Reorganized Fund has the authority to redeem the preferred shares for any reason.

        Except for the provisions described above, nothing contained in the Reorganized Fund's bylaws limits any right of the Reorganized Fund to purchase or otherwise acquire any Reorganized Fund

Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any shares for which notice of redemption has been given and the Reorganized Fund meets the applicable 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Reorganized Fund shall have no voting rights. If fewer than all the outstanding preferred shares of the Reorganized Fund are redeemed or otherwise acquired by the Reorganized Fund, the Reorganized Fund shall give notice of such transaction to the auction agent, in accordance with the procedures agreed upon by the Reorganized Fund's Board.

  Rating Agency Guidelines and Asset Coverage

        The Reorganized Fund will be required under Rating Agency guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; this discounting is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. To the extent any particular portfolio holding does not satisfy the Rating Agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the Rating Agency). The Rating Agency's guidelines impose certain diversification requirements on the Reorganized Fund's portfolio. Other than as needed to meet the asset coverage tests, the Rating Agency's guidelines do not impose any absolute limitations on the percentage of the Reorganized Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Reorganized Fund's portfolio. The amount of ineligible assets included in the Reorganized Fund's portfolio at any time depends upon the rating, diversification and other characteristics of the assets included in the portfolio. The Preferred Shares Basic Maintenance Amount for the Reorganized Fund includes the sum of (i) the aggregate liquidation preference of Reorganized Fund Preferred Shares then outstanding and (ii) certain accrued and projected distribution and other payment obligations of the Reorganized Fund.

        The Reorganized Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Reorganized Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding and in connection with the declaration of any distribution on, or repurchase of, any common or preferred shares. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended in this regard. Based on the composition of RIF's portfolio and market conditions as of June 30, 2011, the 1940 Act Preferred Shares Asset Coverage with respect to RIF's preferred shares as of June 30, 2011 is below:

Value of Fund assets less liabilities not constituting senior securities	Senior securities representing indebtedness plus liquidation value of the Fund's preferred shares	1940 Act Preferred Shares Asset Coverage
$119,892,334	$26,675,000	449%

        In the event the Reorganized Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Reorganized Fund's Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating the Reorganized Fund Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, the Reorganized Fund will be required to redeem preferred shares as described under "Redemption—Mandatory Redemption" above.

        The Reorganized Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Reorganized Fund Preferred Shares may, at any time, change or withdraw such rating. The Reorganized Fund's Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Reorganized Fund pursuant to the rating agency guidelines in the event the Reorganized Fund receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's to Reorganized Fund Preferred Shares.

        The Reorganized Fund's Board may amend the definition of maximum rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum rate without the vote or consent of the Reorganized Fund preferred shareholders or of any other of the Reorganized Fund's shareholders, provided that immediately following any such increase the Reorganized Fund could meet the Preferred Shares Basic Maintenance Amount test.

        As described by Moody's, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The preferred shares of RIF have received a rating of "Aaa" from Moody's, and the Reorganized Fund expects to receive a rating of "Aaa" from Moody's on the Reorganized Fund Preferred Shares. The rating on the preferred shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of the Reorganized Fund Preferred Shares will be able to sell such shares in an auction or otherwise. The rating will be based on current information furnished to the Rating Agency by the Reorganized Fund and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. None of the Funds' common shares have been rated by a rating agency. More information about the rating is available in Appendix B of the SAI.

        A rating agency's guidelines will apply to Reorganized Fund Preferred Shares only so long as such rating agency is rating such shares. The Reorganized Fund will pay certain fees to Moody's for rating its preferred shares.

  Auctions

  General

        The Reorganized Fund's bylaws provide that, except as otherwise described herein, the applicable distribution rate for preferred shares for each rate period after the initial rate period shall be equal to the rate per annum that the auction agent advises the Reorganized Fund has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in the bylaws and summarized below, in which persons determine to hold or offer to sell or, based on distribution rates bid by them, offer to purchase or sell preferred shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Reorganized Fund's bylaws for a more complete description of the auction process.

  Auction Agency Agreements

        RIF has entered into, and the Reorganized Fund will enter into, an auction agency agreement (the "Auction Agency Agreement") with the auction agent (currently, The Bank of New York Mellon) that provides, among other things, that the auction agent will follow the Auction Procedures for purposes of determining the applicable rate for preferred shares so long as the applicable rate is to be based on the results of an auction.

        The auction agent may terminate the Auction Agency Agreement upon notice to the Reorganized Fund on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the auction agent are unpaid). If the auction agent should resign, the Reorganized Fund will use its reasonable best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the applicable Auction Agency Agreement. The Reorganized Fund may remove its auction agent at any time upon prior notice provided that prior to such removal the Reorganized Fund shall have entered into such an agreement with a successor auction agent.

  Broker-Dealer Agreements

        RIF's auction requires, and the Reorganized Fund's auction will require, the participation of one or more Broker-Dealers. The auction agent for the Reorganized Fund will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by the Reorganized Fund, which provide for the participation of those Broker-Dealers in auctions for preferred shares.

        The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Reorganized Fund, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Reorganized Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of the preferred shares held by a Broker-Dealer's customer upon settlement in the auction.

        The Reorganized Fund may request its auction agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The auction agent may not terminate the Broker-Dealer Agreements without the Reorganized Fund's consent.

  Auction Procedures

        Prior to the submission deadline on each auction date for preferred shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a holder of preferred shares (a "Beneficial Owner") may submit orders with respect to such preferred shares to that Broker-Dealer as follows:

  •
  Hold order—indicating its desire to hold such shares without regard to the applicable rate for the next rate period;

  •
  Bid—indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified; and/or

  •
  Sell order—indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

        A Beneficial Owner may submit different orders and types of orders to its Broker-Dealer with respect to preferred shares then held by the Beneficial Owner. A Beneficial Owner that submits its bid with respect to preferred shares to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer with respect to its shares will ordinarily be deemed to have submitted a hold order with respect to its shares to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order. A sell order constitutes an irrevocable offer to sell the preferred shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial

Owner of additional preferred shares is, for purposes of such offer, a potential beneficial owner as discussed below.

        A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner but wishes to purchase preferred shares or that is a Beneficial Owner that wishes to purchase additional preferred shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase preferred shares at $25,000 per share if the applicable rate for such preferred shares for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum rate on the auction date will not be accepted.

        The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the auction agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Reorganized Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Reorganized Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any preferred shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of preferred shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Reorganized Fund.

        The applicable rate for preferred shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the preferred shares available for purchase in the auction.

        If there are not sufficient clearing bids for preferred shares, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Reorganized Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of preferred shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all preferred shares subject to such sell orders. If all of the applicable outstanding preferred shares are the subject of submitted hold orders, then the applicable rate for the next rate period will be 80% of the reference rate.

        The Auction Procedures include a pro rata allocation of preferred shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of preferred shares that is different than the number of preferred shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next business day (which is also a distribution payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.

        The auctions for preferred shares will normally be held every 7 days, and a rate period will normally begin on the following business day.

        If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

        If a distribution payment date is not a business day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the distribution payable on such date can not be paid for any such reason, then:

  •
  the distribution payment date for the affected rate period will be the next business day on which the Reorganized Fund and its paying agent, if any, can pay the distribution;

  •
  the affected rate period will end on the day it otherwise would have ended; and

  •
  the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

Borrowings

  General

        Each Fund's declaration of trust authorizes the applicable Fund, without prior approval of Fund shareholders, to borrow money. Each Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting all or substantially all such Fund's assets as security. Each Fund's declaration of trust authorizes the Fund's Board to pledge all or substantially all the Fund's assets to secure the Fund's borrowings without shareholder approval. In connection with such borrowing, a Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

        Borrowings by the Funds are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. Under the 1940 Act, a Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings are not considered the use of investment leverage if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of the Fund. In addition, agreements the Funds enter into related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Risk Factors—Leverage Risk."

        A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of the Fund's borrowings may contain provisions which limit the Fund's activities, including the payment of distributions to common shareholders, in some circumstances.

        The 1940 Act grants (in certain circumstances) a Fund's lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair a Fund's status as a regulated investment company under the Code, each Fund, subject to its ability to liquidate assets, intends to repay its borrowings.

        Each Fund may revise the amount and type of leverage its employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund's Board.

  Debt Finance

        In connection with the Reorganization, RIF will assign the revolving credit facility with Wells Fargo to RAP. On July 1, 2010, RIF entered into a three year, $10,000,000 revolving credit facility with Wells Fargo that expires July 1, 2013 to be used by RIF only for the purchase of securities in accordance with its investment policies. RIF paid a commitment fee of $75,000 that is being amortized over the period of the loan. The Facility is secured by RIF's investments and bears interest at LIBOR plus 2.75%. RIF also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the credit agreement. The Facility requires RIF to satisfy certain collateral requirements and to maintain a certain level of assets. As of December 31, 2010, RIF had $10,000,000 outstanding under the Facility. From July 1, 2010 to December 31, 2010, the average daily outstanding balance under the Facility was $8,864,130 and the weighted average interest rate was 3.07%.

        As discussed above, the Facility is currently secured by RIF's investments, and after the Reorganization the Facility will be secured by the Reorganized Fund's investments. Wells Fargo has the right to terminate the Facility at will or upon the occurrence of certain termination events. Such events include, among others, failure to pay amounts owed when due, the failure to provide required reports or financial statements, a decline in the value of the Reorganized Fund's investments pledged as collateral, failure to maintain sufficient collateral coverage, failure to comply with investment guidelines, key changes in the Reorganized Fund's management or the Advisor's personnel, a significant reduction in the Reorganized Fund's assets, material violations of the terms of, or representations, warranties or covenants under, the Facility agreements as well as other events. If the Reorganized Fund were to fail to meet its obligations under the Facility and a termination event were to occur, Wells Fargo would be entitled, in its sole discretion and without regard to the Reorganized Fund's investment objective, to liquidate the assets pledged as security. This could have a material adverse effect on the Reorganized Fund and returns to shareholders. Furthermore, in selecting assets for liquidation, Well Fargo will likely sell the most liquid assets, which could result in the remaining portfolio of assets being less diverse in terms of number of issuers, liquidity or other investment considerations than would otherwise be the case. In addition, the agreement governing the Facility imposes restrictions on the type of investments made by the Reorganized Fund.

Certain Provisions of the Declarations of Trust and Bylaws

        Under the Delaware Statutory Trust Act, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

        There is a remote possibility, however, that the Fund's shareholders could, under certain circumstances, be held liable for the Fund's obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving the Fund's obligations. Each Fund's declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that a Fund or its Trustees enter. Each Fund's declaration of trust provides for indemnification out of the Fund's property of any shareholder held liable on account of being or having been a shareholder of the Fund. Thus, a

Fund shareholder's risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Delaware statutory trust law concerning limited liability of shareholders of a Delaware statutory trust, the complaining party is held not to be bound by a Fund's disclaimer, and the Fund is unable to meet its indemnification obligations.

        Each Fund's declaration of trust or bylaws contains provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to an open end fund, including, but not limited to, the following:

  •
  Each Fund's Board is divided into three classes with the Board's classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of Trustees expires and new Trustees are elected for terms of three years. This provision of each Fund's declaration of trust could delay for up to two years the replacement of a majority of a Fund's Board.

  •
  The number of Trustees on each Fund's Board is currently five. However, a Fund's Board may increase the number of Trustees. Vacancies on a Fund's Board, including vacancies caused by an expansion in a Fund's Board, may be filled by a majority action of the Fund's Trustees then in office. These provisions of each declaration of trust may prevent a change in the majority of a Fund's Board for longer than two years. Furthermore, under each Fund's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees", meaning that such Trustees are required to be individuals who have been employees, officers or directors of a Fund's investment adviser or involved in the day-to-day activities of a Fund during the one year prior to their election.

  •
  A Trustee of the Funds may only be removed from office (a) with or without "Cause" by the affirmative vote of the remaining Trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of the classes or series of shares of the Funds entitled to vote for the election of such Trustee. "Cause", under each Fund's declaration of trust, requires a showing of willful misconduct, dishonesty or fraud on the part of a Trustee.

  •
  Each Fund's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which each Fund's common shares are listed, subject to the voting rights of any class or series of Fund shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in an uncontested election of Trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in a contested election (which is an election at which the number of nominees exceeds the number of Trustees to be elected).

  •
  Each Fund's declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of its shares.

  •
  Each Fund's declaration of trust provides for various regulatory and disclosure requirements affecting the Funds or any of their subsidiaries that shareholders of the Funds are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in the Funds or actions affecting the Funds, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on the Funds or any subsidiary of the Funds or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with the Funds to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of the Funds or any subsidiary of the Funds; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of the Funds necessary to cause the application of such requirement or regulation to not apply to the Funds or any subsidiary of the Funds; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Fund by not later than the 10th day after triggering such requirement or regulation, then any shares of the Funds beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

  •
  The affirmative vote of 75% of a Fund's Board and of 75% of each class of a Fund's shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company, which is a higher voting standard than that required by the 1940 Act.

  •
  Except as otherwise described in this Proxy Statement/Prospectus, the following actions require the affirmative vote or consent of a majority of the Trustees of a Fund then in office and, except where a different voting standard is required by the 1940 Act or any other applicable law, the affirmative vote of a majority of all the votes cast at a meeting of shareholders duly called at which a quorum is present:

  •
  the merger or consolidation or share exchange of the Fund or any series or class of the Fund's shares with or into any other person or entity or of any such person or entity with or into the Fund or any series or class of the Fund's shares;

  •
  the sale, lease or transfer of all or substantially all of the Fund's assets; or

  •
  the liquidation or termination of the Fund.

  •
  With respect to matters brought before a meeting of each Fund's shareholders, other than the election of Trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, by the listing requirements of the principal exchange on which the common shares of the Funds are listed or by a specific provision of each Fund's declaration of trust, (a) if the matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees (as defined in each Fund's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter.

    If any of the foregoing actions are approved by 75% of the Fund's Board then in office, then the shareholder vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of shares voted or (ii) the least amount permitted by applicable law.

    Notwithstanding the above, only a majority vote of a Fund's Board then in office is required to encumber, pledge or secure any or all of a Fund's assets in connection with the Fund's use of leverage.

  •
  The provisions of each Fund's declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of a Fund's Board then in office and 75% of a Fund's shares entitled to vote on the matter; provided, however, that only a majority vote of a Fund's Board is required to change the Fund's domicile of existence without changing the substance of the Fund's declaration of trust; and, provided, further, that if the amendment is approved by 75% of a Fund's Board then in office no shareholder approval will be required unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the lesser of (i) a majority of shares voted or (ii) the least amount legally required.

  •
  Each Fund's bylaws contain provisions which generally prevent shareholder nominations of Trustees from being considered at shareholder annual meetings unless specified or requested information is provided and the Fund receives notice of these matters at least 120 days and not more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements set forth in each Fund's declaration of trust and bylaws. Under each Fund's bylaws, only a shareholder who, among other things, has continuously held the lesser of $2,000 in market value, or 1%, of the Fund's shares entitled to vote at the meeting for at least one year from the date of giving the notice required by each Fund's bylaws and through the time of the meeting, has been a shareholder of record during the one year immediately preceding the submission of a notice and who continues to be a shareholder at the time of the submission of a notice through the time of the meeting, may make nominations or propose other business to be considered by shareholders at an annual meeting. Except as may be required by applicable law, shareholder nominations that meet the requirements of a Fund's declaration of trust and bylaws will not be included in the Fund's proxy for an annual meeting unless those nominations are also supported by the Fund's Board, but they may be considered at the annual meeting whether or not they are supported by the Fund's Board.

  •
  Each Fund's declaration of trust and bylaws permit shareholder meetings to be called only by a Fund's Board, subject to the provisions of applicable law.

        The votes required to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act, subject to exception.

        Each Fund's bylaws also expressly authorize the chairperson of a shareholders' meeting, subject to review by the Independent Trustees, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) each Fund's Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that each Fund's Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) each Fund's Board or the chairperson of the meeting determines that adjournment is otherwise in the best interests of the Fund.

        Each Fund's declaration of trust provides that shareholders will be liable to and indemnify the Fund from and against, all costs and expenses, including reasonable attorneys' and other professional fees, arising from a shareholder's breach of or failure to fully comply with any covenant, condition or provision of the Fund's declaration of trust or bylaws or any action against the Fund in which the shareholder is not the prevailing party. Under each Fund's declaration of trust, any amounts owed by a shareholder pursuant to the previous sentence accrue interest from the date the costs are incurred until the date of payment at a rate equal to the lesser of each Fund's highest marginal borrowing rate, and the maximum amount permitted by law.

        Each Fund's declaration of trust also contains provisions that limit the ability of shareholders to bring derivative claims on behalf of the Fund or a class or series of shares or shareholders of the Fund. Among the other procedures and requirements set forth in each Fund's declaration of trust, to bring a derivative claim, a shareholder must first make demand on the Trustees requesting the Trustees to bring or maintain the derivative claim and such demand shall have the support of shareholders owning a majority of the outstanding class or series of shares of the Fund affected by the proposed action, proceeding or suit. If the Independent Trustees (as defined in each Fund's bylaws) determine not to bring or maintain a derivative claim, then such decision may only be overridden by the vote of 75% of the outstanding class or series of shares of the Fund affected by the proposed action, proceeding or suit.

        Each Fund's declaration of trust also contains provisions that require that any disputes, claims or controversies, brought by or on behalf of a shareholder of the Fund (whether a shareholder of record or beneficial owner, or a former shareholder of record or beneficial owner), either on the shareholder's own behalf, on behalf of the Fund or on behalf of any series or class of shares or shareholders of the Fund against the Fund, its Trustees, officers, investment adviser (including the Advisor or its successor) or other agents or employees, including disputes, claims or controversies relating to the meaning, interpretation, effect validity, performance or enforcement of each Fund's declaration of trust or bylaws, shall on the demand of any party to such dispute, claim or controversy be resolved through arbitration. The requirement to arbitrate includes a requirement to arbitrate derivative actions against Trustees, officers or investment adviser of the Fund and class actions by shareholders of the Fund against those individuals or entities and the Fund.

        The provisions of each Fund's declaration of trust described above could have the effect of depriving common shareholders of opportunities to sell their shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with the Fund's management and Board regarding the price to be paid and facilitating the continuity of the Fund's investment objectives, policies and restrictions. There are other provisions of each Fund's declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read the applicable Fund's declaration of trust and bylaws on file with the SEC for the full text of these provisions.

        In addition to the above-mentioned provisions, other provisions of each Fund's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of the Fund, causing a change in the management of the Fund or the Fund's Board or implementing changes that may be beneficial to Fund common shareholders.

Management of the Funds

  Trustees and Officers

        Each Fund's Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund's operations. Each of the Trustees serves as a Trustee of each of the Funds.

        The overall management of each Fund's business is controlled by its Board. Each Fund's Board approves all significant agreements between the Fund and companies providing services to the Fund. Each Fund's day to day operations are delegated to the Fund's officers and to the Advisor, subject always to the Fund's investment objectives, restrictions and policies and to the general supervision of the Fund's Board. Each Fund is organized as a Delaware statutory trust. Many provisions contained in each Fund's governing documents are similar to or identical to those contained in the governing documents of the other Fund. Under each Fund's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees," meaning that such Trustees are required to be individuals who have been employees, officers or directors of the Fund's investment adviser or involved in the day-to-day activities of the Fund during the one year prior to their election as Trustee.

        Barry M. Portnoy, one of the Trustees of each Fund, is the beneficial owner of a controlling interest in the Advisor and Adam D. Portnoy, another Trustee of each Fund, has a material economic interest in the Advisor. Some of the Funds' officers are also officers of Reit Management and Research, LLC ("Reit Management") and its affiliates, including the Advisor. The names and business addresses of each Fund's Trustees and officers and their principal occupations and other affiliations during the last five years, as well as additional relevant information, are set forth under "Management of the Funds" in the SAI.

  The Advisor and the Administrator

        RMR Advisors, Inc., the Funds' investment adviser (the "Advisor"), was founded in 2002 and began the substantial majority of its current business activities in December 2003. As of March 31, 2011, the Advisor had $191 million of assets under management, all of which were assets of the Funds. The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. Together, as of March 31, 2011, the entities managed by the Advisor and Reit Management have a total market capitalization of approximately $18.2 billion. The Advisor is owned by Barry M. Portnoy and Adam D. Portnoy. The Advisor is located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, and its telephone number is (617) 796-8238.

  RAP's Subadvisor

        RAP has entered into an investment subadvisory agreement with MacarthurCook Investment Managers Limited ("MacarthurCook") to make day to day investment decisions and to generally manage the business affairs of RAP in accordance with its investment objectives and policies. MacarthurCook is an Australian based specialist manager of public real estate securities, private equity real estate and real estate debt and is a member of the AIMS Financial Group (a group of Australian companies founded and controlled by Mr. George Wang as sole principal) ("AIMS Financial"). MacarthurCook began the substantial part of its business activities in May 2003. As of December 31, 2010, AIMS Financial managed (including management through MCIM) [    ] non-U.S. investment funds with over A$[    ] billion of assets that invest primarily in Asia Pacific real estate securities and other real estate assets (the "AIMS Funds"). The AIMS Funds include real estate property funds, mortgage funds and real estate securities funds. Substantially all of the assets of the AIMS Funds are located in Australia and other Asia Pacific regions. [        ] of the AIMS Funds are listed either on the Australian Stock Exchange or the Singapore Stock Exchange or both. MacarthurCook became registered with the SEC as an investment adviser in March 2006. MacarthurCook is located at Level 16, 323 Castlereagh Street, Sydney, NSW 2000, Australia, telephone number +61 29217 2727.

  Portfolio Managers

        RAP's portfolio managers are:

        JOHN K. SNOWDEN.    Mr. Snowden is a Fund Manager at MacarthurCook. Mr. Snowden has 23 years of investment industry experience. Prior to joining MacarthurCook, he was Head of Global Property Securities at Colonial First State Global Asset Management ("Colonial") between 2006 and 2009, where he managed over $7 billion of real estate securities funds around the world. Before joining Colonial, Mr. Snowden was a Managing Director and Head of UBS's Global Real Estate Securities Division for Australia, New Zealand and Asia from 1998 to 2006.

        VEE CHAN SOE.    Mr. Soe is an Assistant Portfolio Manager at MacarthurCook. Mr. Soe joined MacarthurCook in March 2006 after receiving a Bachelor of Commerce from the University of Melbourne.

        RIF's portfolio managers are, and the Reorganized Fund's portfolio managers will be:

        FERNANDO DIAZ.    Mr. Diaz is Vice President of the Funds and has served in that office since May 2007. Mr. Diaz is also a portfolio manager of RIF, and has served in this role since May 2007. Mr. Diaz has also been a Vice President of the Advisor since May 2007. Mr. Diaz is also Vice President of RMR Advisors (since 2007), and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

        ADAM D. PORTNOY.    Mr. Portnoy is a Trustee of the Funds and has served in that office since March 2009. Mr. Portnoy is the President of the Funds and has served in that office since May 2007. Mr. Portnoy is a portfolio manager of RIF and has been since May 2007. President, Chief Executive Officer and Director of RMR Advisors (since 2007; Vice President from 2003 to 2007); Mr. Portnoy is also President and Chief Executive Officer of Reit Management (since 2006; Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT (since 2006; Executive Vice President from 2003 to 2006; President since 2011); Managing Trustee of Hospitality Properties Trust (since 2007); Managing Trustee of Senior Housing Properties Trust (since 2007); and Managing Trustee of Government Properties Income Trust (since 2009; President from 2009 to 2011). Mr. Portnoy is the son of a Barry M. Portnoy, Managing Trustee of the Funds and portfolio manager of RIF.

        BARRY M. PORTNOY.    Mr. Portnoy is a Trustee of the Funds and has served in that office since the respective inception dates of the applicable Fund. Mr. Portnoy is also a portfolio manager of RIF and has been since its inception date. Director and Vice President of RMR Advisors (since 2002); Mr. Portnoy is also the Founder and Chairman of Reit Management (since 1986); Managing Trustee of CommonWealth REIT (since 1986); Managing Trustee of Hospitality Properties Trust (since 1995); Managing Trustee of Senior Housing Properties Trust (since 1999); Managing Director of Five Star Quality Care, Inc. (since 2001); Managing Director of TravelCenters of America LLC (since 2007); and Managing Trustee of Government Properties Income Trust (since 2009).

        RIF's portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with the Funds by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with the Old RMR Funds. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each Fund.

  Advisory Agreement

        RMR Advisors, Inc., located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, serves as the investment adviser and administrator for each Fund. The Advisor was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy. State Street Bank and Trust Company ("State Street"), located at Two Avenue de Lafayette, Boston, Massachusetts 02111, is each Fund's sub-administrator. For more information regarding administrative services, see "Administrative Services" in the SAI.

        The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. Together, as of March 31, 2011, the entities managed by the Advisor and Reit Management have a total market capitalization of approximately $18.2 billion. Mr. Barry Portnoy is a voting, 55% owner of the Advisor and Mr. Adam Portnoy is a non-voting, 45% owner of the Advisor.

        Under RIF's investment advisory agreement with the Advisor, the Advisor has agreed to provide RIF with a continuous investment program and to make day to day investment decisions for RIF.

Under RAP's investment advisory agreement with the Advisor, the Advisor oversees RAP's investment program and MacarthurCook. The Advisor generally manages each Fund's ordinary business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Fund's Board. The Advisor also provides persons satisfactory to each Fund's Board to serve as the Fund's officers. Each Fund's officers, as well as their other employees and Trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including Reit Management. The investment advisory agreements between the Advisor and RAP and RIF were initially approved by the Funds' Boards and the Funds' shareholders in 2009. The investment advisory agreements for each Fund continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, a Fund's investment advisory agreement may be terminated by a majority of that Fund's Trustees or by a proper vote of that Fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The advisory agreement of each Fund terminates automatically on its assignment (as that term is defined in the 1940 Act).

        Pursuant to each Fund's investment advisory agreement, each Fund has agreed to pay the Advisor a management fee for its investment management services computed at the percentage rate set forth below based on the Fund's average daily managed assets (which includes assets attributable to Fund preferred shares and the principal amount of borrowings—i.e., leverage), payable monthly. As of December 31, 2010, the annual fee that each Fund pays to the Advisor as a percentage of average net assets (i) attributable to its common shares and assuming the Fund is not leveraged and (ii) attributable to its common shares and taking into account leverage are each separately set forth below. The Advisor has contractually agreed to waive a portion of its management fee for RAP as set forth below. RAP's annual fee waiver, as a percentage of its average net assets attributable to its common shares, calculated as of December 31, 2010, is set forth below.

        Each Fund's Board, and separately all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, last approved the continuation of its respective Fund's investment advisory agreement on December 7, 2010, and a discussion regarding the basis for each Board approving the continuance of each investment advisory agreement is available in each respective Fund's annual report to its shareholders for the fiscal year ended December 31, 2010, filed with the SEC on Form N-CSR on February 28, 2011. Pursuant to its terms, the continuance of the investment advisory agreement between the Advisor and each Fund must be approved annually: (i) by the Fund's Board or by the holders of a majority of the Fund's outstanding voting shares; and (ii) by a majority of the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement terminates automatically on its assignment.

	Management Fee / Fee Waiver(1) (as a percentage of average net assets attributable to common shares)
	RAP		RIF
Management Fees (assuming no leverage)	1.00%		0.85%
Management Fees (taking into account leverage as of 12/31/10)	1.00	%(1)	1.09	%(2)
Fee Waiver (assuming no leverage)	0.25	%(3)	—
Fee Waiver (taking into account leverage as of 12/31/10)	0.25	%(1)(3)	—
Net Management Fee (taking into account the fee waiver and leverage as of 12/31/10)	0.75	%(1)	1.09	%(2)

(1)
At December 31, 2010, RAP had not adopted a leveraged capital structure so its management fee as a percentage of average daily managed assets also reflects its management fee as a percentage of its average net assets attributable to common shares for the year ended December 31, 2010.

(2)
At December 31, 2010, RIF had leverage in an amount equal to 22% of its average managed assets for the year ended December 31, 2010.

(3)
Expires on May 25, 2012.

        Following the Reorganization, the Advisor will provide investment advisory services to the Reorganized Fund pursuant to the terms and conditions of an amended and restated investment advisory agreement that is identical to the existing investment advisory agreement between the Advisor and RIF. This amended and restated investment advisory agreement will continue in effect for two years following the closing date of the Reorganization and will continue from year to year thereafter so long as such continuation is approved in the manner prescribed by the 1940 Act. The Funds currently pay different management fees and have different contractual fee waiver arrangements. RIF pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average daily managed assets and has no contractual fee waiver. RAP pays a management fee to the Advisor at an annual rate of 1.00% of its average daily managed assets and that fee is subject to a contractual waiver of 0.25% until May 25, 2012, resulting in an effective management fee rate of 0.75% until May 25, 2012. RIF's average daily managed assets include assets attributable to RIF's preferred shares and borrowings and the Reorganized Fund's average daily managed assets will include assets attributable to the Reorganized Fund's preferred shares and borrowings. See "Expenses of the Funds—The Funds' Expenses". Other than management fees, the terms of the investment advisory agreement between the Reorganized Fund and the Advisor will be substantively the same as the terms of the existing investment advisory agreement between RAP and the Advisor. In order to compensate RAP shareholders for the premature elimination of its fee waiver, which will result from the consummation of the Reorganization, the Advisor has agreed to make a one time compensatory cash payment to RAP immediately prior to the consummation of the Reorganization, which is described above under "Proposals 1, 2 and 3: Reorganization Related Proposals—Proposal 3: Amendment of Advisory Agreement".

        Each Fund paid advisory fees to the Advisor, net of contractual waivers, if applicable, as set forth in the following table:

FUND	YEAR ENDED DECEMBER 31, 2010		YEAR ENDED DECEMBER 31, 2009(1)	YEAR ENDED DECEMBER 31, 2008(2)
RAP	$541,849	(3)	$489,972	$656,654
RIF	$824,197		$531,364	$1,645,739

(1)
Includes compensation paid by the Funds' predecessor funds. The Advisor contractually waived a portion of certain of these predecessor funds' advisory fees and a portion of RAP's advisory fees. The aggregate amount of fees waived for RAP and such predecessor funds by the Advisor was $163,324 for RAP and RAP's predecessor funds and $25,734 for RIF's predecessor funds.

(2)
Aggregate compensation paid by the Funds' predecessor funds. The Advisor contractually waived a portion of certain of these predecessor funds' advisory fees. The aggregate amount of fees waived for such predecessor funds by the Advisor was $218,884 for RAP's predecessor funds and $736,793 for RIF's predecessor funds.

(3)
RAP's contractual fee waiver amounted to $180,617 for the year ended December 31, 2010. RAP's fee waiver will expire on May 25, 2012.

        Each Fund's Board, and separately each Fund's Independent Trustees, authorized (i) reimbursement payments to the Advisor by its Fund for services of a chief compliance officer and internal audit services that totaled $107,080 and $106,263 for RAP and RIF, respectively, during the fiscal year ended December 31, 2010; and (ii) the joint participation of the Advisor and the Funds in certain insurance policies, for which payments were made by RAP and RIF that totaled $50,068 and $86,861, respectively, during the fiscal year ended December 31, 2010.

        In addition to the fee paid to the Advisor, each Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of the Fund's Trustees (other than those affiliated with the Advisor), custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the Fund's DRIP and taxes, if any.

  Sub-Advisory Agreement

        Under RAP's investment subadvisory agreement with MacarthurCook, MacarthurCook makes investment decisions for RAP and generally manages RAP's assets in accordance with its investment objective and policies, subject to the general supervision of the Advisor and the Board. RAP does not pay MacarthurCook for services under the subadvisory agreement, but the Advisor pays MacarthurCook a monthly fee equal to an annual rate of 0.375% of RAP's average daily managed assets. MacarthurCook has agreed to waive a portion of its subadvisory fee such that the fee payable will be equal to 0.25% of RAP's average daily managed assets. RAP's contractual fee waiver will expire on May 25, 2012.

        RAP's Board, and separately all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of RAP, last approved the continuation of RAP's investment subadvisory agreement on December 7, 2010, and a discussion regarding the basis for RAP's Board approving the continuance of such investment subadvisory agreement is available in RAP's annual report to its shareholders for the fiscal year ended December 31, 2010, filed with the SEC on Form N-CSR on February 28, 2011.

        RAP's Board, and separately all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of RAP, last approved the continuance the investment subadvisory agreement among the Advisor, MacarthurCook and RAP on December 7, 2010. Pursuant to its terms, the continuance of the investment subadvisory agreement among the Advisor, MacarthurCook and RAP must be approved annually: (i) by RAP's Board or by the holders of a majority of RAP's outstanding voting shares; and (ii) by a majority of RAP's Trustees who are not "interested persons" (as defined in the 1940 Act) of RAP, by vote cast in person at a meeting called for the purpose of voting on such approval. The investment subadvisory agreement among the Advisor, MacarthurCook and RAP terminates automatically on its assignment.

  Liquidation of the RAP Legacy Assets

        Following the Reorganization, the subadvisory agreement among RAP, the Advisor and MacarthurCook will terminate and MacarthurCook will not be engaged to provide any investment advisory services to RIF. MacarthurCook may, however, be engaged by the Advisor to provide certain non-advisory services (e.g., broker introductions and information regarding Asia Pacific market customs, rules and practices) in connection with the Reorganized Fund's divestment of the RAP Legacy Assets. Thus, following the Reorganization, all investment decisions with respect to RAP Legacy Assets will be made by the Advisor—specifically, by RIF's portfolio managers, who will serve as the Reorganized Fund's portfolio managers—both during the period prior to the Reorganized Fund's planned liquidation of the RAP Legacy Assets and in connection with such liquidation. The Advisor is generally familiar with the RAP Legacy Assets as a result of having, in its role as investment adviser to RAP, supervised the services provided by MacarthurCook to RAP and will use the information it has received in such capacity in connection with the anticipated disposition of all or substantially all of the RAP Legacy Assets.

  Affiliated Brokerages

        Wells Fargo is an affiliated person of RAP as defined in the 1940 Act because Wells Fargo has reported that it owns more than 5% of RAP's outstanding common shares. Since RIF and RAP are affiliated persons of each other as defined in the 1940 Act, Wells Fargo is an affiliated person of an affiliated person of RIF. To the Funds' knowledge, Wells Fargo has been an affiliated person of the Funds since March 2011.

        Morgan Stanley is an affiliated person of RIF as defined in the 1940 Act because Morgan Stanley has reported that it owns more than 5% of RIF's common shares. Since RIF and RAP are affiliated persons of each other as defined in the 1940 Act, Morgan Stanley is an affiliated person of an affiliated person of RAP. To the Funds' knowledge, Morgan Stanley has been an affiliated person of the Funds since February 2011.

        Each of RIF and RAP may pay brokerage commissions to Wells Fargo or Morgan Stanley in the ordinary course of business pursuant to procedures adopted under Rule 17e-1 of the 1940 Act. According to Wells Fargo's Schedule 13G, dated as of June 30, 2011 and filed with the SEC on July 11, 2011, Wells Fargo reported that it owned approximately 11.35% of RAP's outstanding common shares. According to Morgan Stanley's Schedule 13G, dated as of January 31, 2011 and filed with the SEC on February 8, 2011, Morgan Stanley reported that it owned approximately 5.61% of RIF's common shares. On a pro forma basis, assuming RAP repurchases 20% of its common shares in a pre-Reorganization self tender offer, Wells Fargo would own [    ]% of the Reorganized Fund's common shares and Morgan Stanley would own [    ]% of the Reorganized Fund's common shares[, thus resulting in [    ] no longer being treated as an affiliated broker.]

  Administration Agreement

        The Advisor performs administrative functions for each Fund pursuant to an Administration Agreement with each Fund. Under the supervision of the Advisor, State Street has been selected as subadministrator to provide each Fund with substantially all fund accounting and other administrative services, as more completely described in the SAI. Administrative costs are reimbursed by the Funds to the Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by the Funds, the Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of each Fund's average managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with minimum annual fees of $120,000 for each Fund. State Street is paid on a monthly basis. Effective February 1, 2011, the minimum annual fee for each Fund was reduced from $120,000 to $55,000.

  Net Asset Value

        Determinations of the NAV of each Fund's common shares are made in accordance with generally accepted accounting principles. Each Fund determines the NAV of its common shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines NAV per common share by dividing the value of its securities, cash and other assets (including interest accrued but not collected) less all of its liabilities (including outstanding borrowings and accrued interest thereon, accrued expenses and distributions payable) and less the liquidation preference of Fund preferred shares outstanding, if any, by the total number of its common shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, securities are valued at the average of the closing bid and ask prices on that day. If no bid or asked prices are quoted on that day, the securities are then valued by methods as determined by the Fund's Board in good faith to reflect fair market value. If events occur that materially affect the value of a security between the time trading ends in a security and the close of the customary trading session on the security's principal market, a Fund may value that security at its fair value as determined in good faith by the Fund's Board. Some fixed income securities may be valued using prices provided by a pricing service. Securities which primarily trade in the over the counter market are valued at the mean of the current bid and ask prices as quoted by the NASDAQ, the National Quotation Bureau or other source deemed comparable by the applicable Fund's Board. Securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued at the NASDAQ Official Closing Price ("NOCP"), provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the NOCP. Any of the securities of each Fund which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair market value as determined in good faith by or under the supervision of each Fund's Board.

        Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of trading on the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of a Fund. Because each Funds' NAV is determined only on business days, significant changes in foreign securities' value may impact the Funds' NAV on days when Fund shares cannot be purchased or sold.

        Because most foreign markets close before NYSE Amex, the Funds calculate their NAVs using information from the principal trading markets for their portfolio securities as of the last closing of these markets which immediately precedes the closing time of NYSE Amex on the day the Funds determine their NAVs. Occasionally, events occur after the principal foreign exchange on which such foreign securities trade has closed, but before NYSE Amex closes and the Funds determine their NAVs, that could affect the value of the securities the Funds own or cause their prices to be unreliable. If these events are expected to materially affect the Funds' NAVs, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of the NYSE Amex, as determined in good faith under procedures established by the Funds' Boards.

        Each Fund values all other securities and assets at their fair value. The effect of using fair value pricing is that a Fund's common shares' NAV will be subject to the judgment of the Fund's Board instead of being determined by the market. Depending on the applicable interest rate environment, any swap transaction that a Fund enters into may have either a positive or negative value for purposes of calculating NAV. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be the Fund's assets and accrued payments by the Fund will be the Fund's liability. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, regulatory releases, cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security has other securities outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost, which when combined with interest accrued, approximates market value.

        In connection with determining RAP's NAV attributable to common shares for purposes of determining the number of RAP Common Shares to be issued in the Reorganization, RIF's portfolio securities will be valued using RAP's valuation procedures on the Valuation Date.

  Other Service Providers

        State Street Bank and Trust Company, Two Avenue de Lafayette, Boston, Massachusetts 02111 is custodian for each of the Funds. The custodian performs custodial, fund accounting and portfolio accounting services for each Fund. Each Fund's transfer agent and dividend paying agent with respect to common shares is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854. RIF's transfer agent and dividend paying agent with respect to preferred shares is currently, and the Reorganized Fund's transfer agent and dividend paying agent with respect to preferred shares will be, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286.

Additional Information About the Reorganization

  Description of the Reorganization

        Shareholders of RAP are being asked to approve a Plan of Reorganization, a form of which is attached to the SAI as Appendix C. Additional information about the Reorganization and the Plan of Reorganization is set forth below under "Additional Terms of the Agreement and Plan of Reorganization." The Plan of Reorganization provides for a Reorganization on the following terms:

  •
  Subject to the requisite approval of the shareholders of RAP with regard to their Reorganization related proposals and satisfaction of other conditions, it is expected that the Valuation Date for the Reorganization will be at 4:00 p.m., Eastern time, on the closing date of the Reorganization. Although RAP's Board expects the closing to occur on [              ], the actual closing date of the Reorganization may change. On the closing date, RIF will merge with and into RAP pursuant to Delaware law and RAP will succeed to the assets and liabilities of RIF. RIF's separate legal existence will cease for all purposes. RIF will then terminate its registration under the 1940 Act.

  •
  It is a condition to closing of the Reorganization that the Funds each receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. The Funds will not consummate the Reorganization, even if approved by shareholders, unless they each receive such opinion from Skadden Arps. See "Material U.S. Federal Income Tax Consequences of the Reorganization."

  •
  RAP will issue to RIF common shareholders in exchange for their RIF common shares, and cause to be listed on the NYSE Amex, the RAP Common Shares with a value equal to the aggregate net asset value of the RIF common shares, after giving effect those Reorganization expenses borne by RIF. As a result, common shareholders of RIF will become common shareholders of the Reorganized Fund and cease to be common shareholders of RIF, though the Reorganized Fund will be identical to RIF except as described herein. Additionally, RAP will issue to RIF preferred shareholders in exchange for their RIF preferred shares, the Reorganized Fund Preferred Shares with an aggregate liquidation preference equal to the aggregate liquidation preference of the RIF preferred shares. As a result, preferred shareholders of RIF will become preferred shareholders of the Reorganized Fund and cease to be preferred shareholders of RIF. The terms of the Reorganized Fund Preferred Shares, including the auction dates, rate period and dividend payment dates, will be identical to the terms of the RIF preferred shares, except in respect of the initial rate period for certain Reorganized Fund Preferred Shares.

        The distribution of RAP Common Shares and the Reorganized Fund Preferred Shares will be accomplished by opening new accounts on the share ledger records of the Reorganized Fund in the names of the common and preferred shareholders of RIF and transferring to those accounts the amount of RAP common shares or Reorganized Fund Preferred Shares, as applicable, due to such shareholders based on their respective holdings in RIF as of the Valuation Date. See "Additional Terms of the Agreement and Plan of Reorganization" below for a description of the procedures to be followed by RIF's shareholders to obtain RAP Common Shares and Reorganized Fund Preferred Shares, as applicable.

  Material U.S. Federal Income Tax Consequences of the Reorganization

        The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of RIF as a "capital asset" (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws (such as significant shareholders of RIF). No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

        It is a condition to closing of the Reorganization that the Funds each receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Funds and assume, among other things, that the Reorganization will be consummated in accordance with the Plan of Reorganization and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

        As such a "reorganization," the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  •
  no gain or loss will be recognized by RIF upon the transfer of all of its assets to RAP in exchange for RAP Common Stock and Reorganized Fund Preferred Shares and the assumption by RAP of RIF liabilities;

  •
  no gain or loss will be recognized by RIF on the distribution of RAP Common Shares and Reorganized Fund Preferred Shares to its shareholders;

  •
  no gain or loss will be recognized by RAP upon the receipt of the assets of RIF in exchange for RAP Common Shares and Reorganized Fund Preferred Shares;

  •
  the basis of each former RIF asset received by the Reorganized Fund will be the same as the basis of such asset in the hands of RIF immediately prior to the Reorganization;

  •
  the holding period of each former RIF asset received by the Reorganized Fund will include the holding period of RIF in such asset immediately before the Reorganization;

  •
  no gain or loss will be recognized by each RIF shareholder who exchanges, as the case may be, all of its RIF common stock solely for RAP Common Shares pursuant to the Reorganization or all of its RIF preferred stock for Reorganized Fund Preferred Shares pursuant to the Reorganization;

  •
  the basis of the RAP Common Shares or Reorganized Fund Preferred Shares, as the case may be, received by each RIF shareholder will be the same as such shareholder's basis in the RIF common stock or preferred stock, as applicable, surrendered in exchange therefor; and

  •
  the holding period of the RAP Common Shares or Reorganized Fund Preferred Shares, as the case may be, received by each RIF shareholder will include the period during which such RIF shareholder held the RIF common stock or preferred stock, as applicable, surrendered in exchange therefor.

        The Reorganized Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

        On or prior to the Closing Date, RIF will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to RIF's common shareholders all of its undistributed investment company taxable income, if any, through the Closing Date, and all of its net capital gains, if any, through the Closing Date. Such a distribution will generally be taxable to RIF's shareholders for U.S. federal income tax purposes.

        Both RIF and RAP have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, RAP will undergo an "ownership change" for U.S. federal income tax purposes, and, accordingly, RAP's use of its capital loss carryforwards (and certain unrealized built-in losses) will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of RAP immediately prior to the ownership change and an interest rate established by the IRS for the month of the closing date of the Reorganization in 2011 (for example, such rate is 4.30% for July 2011)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. The Reorganized Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses) of RIF. The Reorganized Fund's use of RIF's capital loss carryforwards should not be limited under the above rules solely by reason of the Reorganization, but the Reorganization will increase the likelihood that RIF's capital loss carryforwards will be limited under such rules based on future (as yet unanticipated) events. In addition, for five years beginning after the closing date of the Reorganization, the Reorganized Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

        Due to the operation of these loss limitation rules, it is possible that shareholders of the Reorganized Fund would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions of capital gains will be treated either as ordinary income, if such capital gains are short-term, or as favorably taxed capital gain dividends, if such capital gains are long-term. The actual financial impact of the loss limitation rules on a shareholder will, however, depend upon many variables, including what would have been RAP's expected growth rate if the Reorganization were not to occur (i.e., whether in the absence of the Reorganization RAP would have generated capital gains against which to utilize its capital loss carryforwards, prior to their expiration, in excess of what would have been the "annual loss limitation amount" had the Reorganization occurred), the timing and amount of future capital gains recognized by the Reorganized Fund if the Reorganization were to occur, and the timing of an historic RAP shareholder's disposition of its shares (the basis of which might, depending on the facts, reflect that shareholder's share of RAP's capital losses). Shareholders of RAP are strongly urged to consult their own tax advisors in this regard.

        The Reorganized Fund expects that it will, over time, divest its portfolio of all or substantially all of the RAP Legacy Assets. Based on current values, it is not expected that such dispositions will create significant taxable gain, net of other losses, to the Reorganized Fund (and its shareholders). The value of the RAP Legacy Assets will, however, fluctuate, so there can be no assurance regarding the amount of net taxable gain, if any, to the Reorganized Fund (and its shareholders) resulting from the Reorganized Fund's divestment of the RAP Legacy Assets.

        A RIF shareholder that receives RAP Common Shares or Reorganized Fund Preferred Shares (as the case may be) as a result of the Reorganization will be required to retain records pertaining to the Reorganization. Each such RIF shareholder that is required to file a U.S. tax return and that is a "significant holder" will be required to file a statement with its U.S. federal income tax return setting forth its basis in the RIF common or preferred stock (as the case may be) surrendered in the Reorganization and the fair market value of the RAP Common Shares or Reorganized Fund Preferred Shares (as the case may be) received in the Reorganization. A "significant holder" is a RIF shareholder that, immediately before the Reorganization, owned at least 5% of the outstanding stock of RIF.

  Expenses of the Reorganization

        Generally, each Fund will pay its own expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated. With respect to any expenses incurred in connection with the Reorganization that are attributable to more than one Fund, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the Funds. Expenses incurred by RAP in connection with its pre-Reorganization self tender offer will be allocated wholly to RAP, and are currently estimated to be $125,000. If the Reorganization is consummated, the current estimate of total expenses to be incurred in connection with the Reorganization, exclusive of RAP's self tender offer expenses, is $850,000, and the portion of such expenses to be borne by RAP and RIF is estimated to be $402,486 and $447,514, respectively. As of December 31, 2010, the aggregate net asset values attributable to common shares of RAP and RIF, as adjusted to reflect RAP's anticipated repurchase of 20% of its shares in a pre-Reorganization self tender offer, were $61,538,349 and $85,750,962, respectively, and the proportional net asset values as of that date (adjusted as described above) were approximately 42% and 58%, respectively. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganization.

        If RAP's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) RAP's Reorganization related proposals, the Funds will not bear any further costs of the Reorganization after that time except as may be directly attributable to or already incurred by them. Accordingly, the Funds may incur expenses arising from the planned Reorganization even though the proposed Reorganization may not occur.

  Additional Terms of the Agreement and Plan of Reorganization

        Certain terms of the Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of the Agreement and Plan of Reorganization. This summary and any other description of the terms of the Agreement and Plan of Reorganization contained in this Proxy Statement/Prospectus are qualified in their entirety by the Form of Agreement and Plan of Reorganization attached as Appendix C to the SAI and incorporated by reference herein.

        Representations and Warranties.    The Agreement and Plan of Reorganization contains customary representations and warranties of each Fund relating to, among other things:

  •
  organization and registration under the 1940 Act;

  •
  capitalization of RIF and RAP;

  •
  authorization, execution, delivery, performance and enforceability of the Agreement and Plan of Reorganization;

  •
  financial statements;

  •
  the absence of litigation;

  •
  absence of a violation of the respective declarations of trust and bylaws, orders or decrees or agreements as a result of the execution and performance of the Agreement and Plan of Reorganization;

  •
  absence of undisclosed material contracts;

  •
  absence of undisclosed liabilities;

  •
  governmental consents, approvals, authorizations and orders required in connection with the consummation of the Reorganization;

  •
  compliance of the registration statement on Form N-14 with applicable federal securities laws and the accuracy of information contained in such registration statement, including this Proxy Statement/Prospectus;

  •
  due authorization, valid issuance and qualification of shares and sufficiency of share registration by RAP;

  •
  regulatory, Trustee and shareholder approvals;

  •
  filing of tax returns, payment of taxes and tax liabilities;

  •
  the books and records of RIF; and

  •
  election and qualification as a regulated investment company under the Code.

        We urge you to carefully read the sections of the form Agreement and Plan of Reorganization entitled "Representations and Warranties of RIF" and "Representations and Warranties of RAP." The

Agreement and Plan of Reorganization provides that the representations and warranties in such agreement expire at the consummation of the applicable Reorganization.

        Covenants.    RIF and RAP have agreed to certain covenants, including, without limitation:

  •
  with respect to both RIF and RAP, to operate their businesses prior to the closing date of the Reorganization as conducted on the date of the Agreement and Plan of Reorganization;

  •
  with respect to RAP, to file a registration statement on N-14 and use best efforts to cause the registration statement on Form N-14 to become effective as promptly as practicable;

  •
  with respect to RAP, to use best efforts to cause the RAP Common Shares to be issued in the Reorganization to be listed on NYSE Amex;

  •
  to cooperate fully with the other, and furnish to the other the information relating to itself to be set forth in the registration statement on Forms N-14, as required by applicable securities laws;

  •
  with respect to RAP, to cause the Meeting to be called, and cause the Proxy Statement/Prospectus to be mailed as promptly as practicable following the registration statement on Form N-14 being declared effective by the SEC;

  •
  with respect to RIF, following consummation of its Reorganization, to de-register under the 1940 Act;

  •
  with respect to RAP, following consummation of the Reorganization, to continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act; and

  •
  to make certain tax filings before and after the closing date and pay taxes shown to be due and owed on the pre-closing returns.

        We urge you to carefully read the covenants in the form of Agreement and Plan of Reorganization, including the section of the form of Agreement and Plan of Reorganization entitled "Covenants of the Funds."

        Valuation of Assets and Liabilities.    The assets of RIF will be valued after the close of trading on NYSE Amex (generally, 4:00 p.m., Eastern time) on the Valuation Date, using RAP's valuation procedures. See "Management of the Funds—Net Asset Value." For the purpose of determining the NAV of a common share of RIF, the value of the securities held by RIF plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including incurred and accrued expenses, which will include RIF's share of the costs of the Reorganization) is divided by the total number of common shares of RIF outstanding at such time. Daily expenses for RIF, through the closing date of the Reorganization, including the fees payable to the Advisor, will accrue on the Valuation Date. RAP will accrue its daily expenses on the Valuation Date, including fees payable to the Advisor, through the closing date of the Reorganization scheduled to occur. If the amount of the compensatory payment to be paid to RAP by the Advisor in compensation for the premature elimination of its investment advisory fee waiver that will result from the Reorganization is distributed to that RAP's shareholders prior to the consummation of the Reorganization, that payment will have no net effect on the determination of RIF's NAV on the Valuation Date for purposes of determining the number of RAP Common Shares to be issued by RAP to RIF's common shareholders in connection with the Reorganization. If RAP retains any amount of such compensatory payment, that amount will be factored in to the determination of RAP's NAV on the Valuation Date for purposes of determining the number of RAP Common Shares to be issued by RAP to RIF's common shareholders in connection with the Reorganization.

        Amendments and Conditions.    The Agreement and Plan of Reorganization may be amended in any respect by a writing signed by the parties to the agreement at any time prior to the Reorganization's closing, including after RAP's shareholders have approved the Reorganization related proposals without the need to obtain shareholder approval of the amendment, unless applicable law requires shareholder approval of the amendment. Such agreement provides that if orders of the SEC impose any terms or conditions found acceptable by the respective Boards of the parties, such terms and conditions shall be binding as if a part of such agreement without further shareholder approval unless such terms and conditions result in a change in the method of computing the number of shares to be issued to RIF's common shareholders, in which event, RIF will be required to seek shareholder approval of such terms or conditions. The obligations of each Fund pursuant to its Agreement and Plan of Reorganization are subject to various conditions, including, without limitation, the registration statement on Form N-14, of which this Proxy Statement/Prospectus is a part, being declared effective by the SEC; approval by RAP's common shareholders of the issuance of RAP Common Shares; approval by RAP's common shareholders of the change in RAP's fundamental investment objectives and restrictions; approval by RAP's common shareholders of the amended investment advisory agreement; the Funds each obtain an opinion from Skadden Arps regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code; absence of material litigation pending with respect to matters contemplated by the Agreement and Plan of Reorganization; the continuing accuracy in all material respects of various representations and warranties of the Funds; compliance with covenants and satisfaction of conditions in the Agreement and Plan of Reorganization being confirmed by the respective parties; and the Advisor making the fee waiver payment to RAP.

        Each of the Funds may waive any condition to its obligation to consummate the Reorganization that is applicable to it if, in the judgment of the Board of such Fund after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits to the shareholders of such Fund intended under the Agreement.

        Indemnification.    Under the Agreement and Plan of Reorganization, RIF and RAP have granted each other, and their respective officers, Trustees, agents and persons controlled by or controlling any of them, certain indemnification rights from and against any losses arising out of or related to any claims for breaches of covenants made against the other party, except in cases of losses arising directly from such party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such party's position.

        Postponement; Termination.    Under the Agreement and Plan of Reorganization, the Board of RAP or RIF may cause the Reorganization to be postponed or abandoned in certain circumstances. Under the Agreement and Plan of Reorganization, such agreement may be terminated and the Reorganization may be abandoned at any time (whether before or after the approval of Reorganization related proposals by the shareholders of RAP) prior to the applicable closing date, or such closing date may be postponed: (i) by mutual consent of the Boards of RIF and RAP, or (ii) by the Board of either RIF or RAP if any condition to that Fund's obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board. The Agreement and Plan of Reorganization will automatically terminate if the transactions contemplated by such agreement have not been consummated by [                ], 2012, unless a later date is mutually agreed to by the Boards of the Funds.

        Surrender and Exchange of Share Certificates.    RAP will issue to RIF common shareholders book entry interests for the RAP Common Shares registered in the name of such shareholders on the basis of each holder's proportionate interest in the aggregate net asset value of RIF common shares. With respect to any RIF shareholder holding certificates evidencing ownership of RIF common shares as of the Closing Date, and subject to RAP being informed thereof in writing by RIF, RAP will not permit such shareholder to receive new certificates evidencing ownership of the RAP Common Shares until notified by RIF or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of RIF common shares or, in the event of lost certificates, posted adequate bond. RIF, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of RIF common shares or post adequate bond.

        Please do not send in any share certificates at this time. Upon consummation of the Reorganization, shareholders of RIF will be furnished with instructions for exchanging their share certificates for RAP share certificates.

        From and after the Closing Date, there will be no transfers on the stock transfer books of RIF. If, after the Closing Date, certificates representing common shares of RIF are presented to RAP, they will be cancelled and exchanged for certificates representing RAP Common Shares distributable with respect to such RIF common shares in the Reorganization.

        RAP will issue to RIF preferred shareholders separate certificates or evidence of book entry for the Reorganized Fund Preferred Shares registered in the names provided by RIF or in the name of RIF. RIF will then distribute Reorganized Fund Preferred Shares to the holders of RIF preferred shares by delivering Reorganized Fund Preferred Shares to The Bank of New York Mellon, as the transfer agent and registrar for the Reorganized Fund Preferred Shares, for distribution to the holders of RIF preferred shares on the basis of the holder's proportionate interest in the aggregate liquidation preference of Reorganized Fund Preferred Shares. All issued and outstanding RIF preferred shares will be cancelled on the books of RIF and will be null and void as of the Closing Date.

LEGAL PROCEEDINGS

        Neither RAP nor the Advisor is a party to any material pending legal proceedings.

VOTING INFORMATION AND REQUIRED VOTE

        Each RAP common share is entitled to one vote. RAP currently has 3,342,963 common shares outstanding.

        Approval of Proposal 1 requires the affirmative vote of shareholders representing at least a majority of all the votes cast by RAP Common Shares present in person or represented by proxy at the Meeting and entitled to vote.

        Approval of Proposal 2 requires the affirmative vote of the lesser of (i) 67% or more of RAP's common shares present at a meeting of RAP's shareholders, if the holders of more than 50% of RAP's outstanding common shares are present or represented by proxy, or (ii) more than 50% of RAP's outstanding common shares.

        Approval of Proposal 3 requires the affirmative vote of the lesser of (i) 67% or more of RAP's common shares present at a meeting of RAP's shareholders, if the holders of more than 50% of RAP's outstanding common shares are present or represented by proxy, or (ii) more than 50% of RAP's outstanding common shares.

        Shareholders who object to the proposed Reorganization will not be entitled under Delaware law or the relevant Agreement and Plan of Reorganization and declaration of trust, as amended, of RAP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for United States federal income tax purposes and that shares of RAP and RIF may be sold at any time prior to the consummation of the proposed Reorganization.

        Certain Voting Information.    Pursuant to applicable rules, member organizations (e.g., broker-dealer firms) cannot vote your proxy without instructions when the proposed shareholder action involves a merger or consolidation. It is vital that you sign and return your proxy if you wish to have your shares voted at the Meeting.

CONDITIONS TO THE REORGANIZATION

        The Reorganization is conditioned upon the approval by RAP's shareholders of their Reorganization related proposals. If any one of the proposals is not approved by RAP's shareholders, the Reorganization will not occur.

        The Reorganization is also conditioned upon RIF and RAP each receiving an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. The Funds will not consummate the Reorganization, even if approved by shareholders, unless they each receive such opinion from Skadden Arps. See "Material U.S. Federal Income Tax Consequences of the Reorganization."

        If the Reorganization related proposals are not approved by shareholders, or if the Funds fail to obtain the opinion from Skadden Arps regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code, the Boards of the Funds will consider what actions, if any, to take.

        Each of the Funds may waive any condition to its obligation to consummate the Reorganization that is applicable to it.

ADDITIONAL INFORMATION CONCERNING THE MEETING

Methods of Solicitation and Proxy Firm

        Your proxy is being solicited by the Board of RAP. In addition to solicitation of proxies by mail, proxies may be solicited by personal interview, telephone, electronic transmission or otherwise by the Trustees, officers and employees of RAP, the Advisor and its personnel. Persons holding shares as nominees will be reimbursed by RAP, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts.

        RAP has retained Innisfree to assist in the solicitation of proxies for a fee not to exceed $7,500 plus reimbursement for out-of-pocket expenses. RAP has agreed to indemnify Innisfree against certain liabilities arising out of RAP's arrangements with Innisfree.

Revoking Proxies

        Each RAP shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised

  •
  By filing a written notice of revocation with RAP, addressed to the Secretary of RAP, at Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458;

  •
  By returning a duly executed proxy with a later date before the time of the Meeting;

  •
  By voting over the internet or by telephone at a later time; or

  •
  If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the Secretary of RAP at any time before it is voted.

        Being present at the Meeting alone does not revoke a previously executed and returned proxy.

        If your shares are held in the name of a brokerage firm, bank, nominee or other institution (commonly referred to as in "street name") and you have instructed your brokerage firm, bank, nominee or other institution to vote your shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change those instructions. In addition, in order to vote your shares held in street name at the Meeting, you must provide a legal proxy from the institution through which you hold those shares.

Outstanding Shares, Quorum, Abstentions, Broker Non-Votes and Discretionary Voting

        As of the close of business on [        ], 2011 (the "record date"), the number of RAP common shares of beneficial interest outstanding was [        ].

        Only shareholders of record on the record date are entitled to notice of and to vote at the Meeting. A quorum of shareholders is required to take action at each Fund's Meeting. A quorum for the applicable proposals to be considered at the Meetings will require:

  •
  For Proposal 1: A majority of RAP's outstanding common shares represented in person or by proxy.

  •
  For Proposal 2: A majority of RAP's outstanding common shares represented in person or by proxy.

  •
  For Proposal 3: A majority of RAP's outstanding common shares represented in person or by proxy.

        Common shares of RAP represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for each proposal those shares are entitled to vote upon at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting.

        Abstentions with respect to a proposal to be considered at the Meeting will be counted as shares present for purposes of determining whether a quorum is present for each of RAP's proposal. Abstentions with respect to the Proposals will have the effect of a vote against the Proposal.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Because brokers will not have discretionary authority to vote on any proposals at the Meeting, there will be no broker non-votes at the Meeting.

        The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR each proposal to the extent that your shares are entitled to be voted on each of the proposals.

        If you submit a properly executed proxy, unless your proxy has been revoked before or at the Meeting, your shares will be voted at the discretion of the persons named as proxies for any other business that may properly come before the Meeting.

Security Ownership of Certain Beneficial Owners

        Unless otherwise indicated, the information set forth below is as of June 30, 2011 (unless otherwise noted). To each Fund's knowledge, no person beneficially owned more than 5% of the Fund's respective outstanding common shares, except as set forth below. To RIF's knowledge, no person beneficially owned more than 5% of its outstanding preferred shares, except as set forth below. To each Fund's knowledge, none of its officers or trustees owned 1% or more of the outstanding common shares of the fund, except as set forth below. To RIF's knowledge, none of its officers or trustees owned any of its preferred shares. Collectively, to each of RIF's and RAP's knowledge, the officers and trustees of the Funds beneficially own, as a group, in the aggregate, 204,940 and 85,417 common shares (not including any fractional shares which may be beneficially owned by an officer or trustee) of RIF and RAP, respectively, representing approximately 8.63% and 2.56%, respectively, of those respective Funds' outstanding common shares. Unless otherwise indicated below, to each Fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person and owns those shares directly. Share amounts listed below do not include fractional share amounts.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Share Class
RIF
Common Shares	Barry M. Portnoy(1)	149,937	(2)	6.31%
Common Shares	Morgan Stanley(3)	133,234		5.61%
Common Shares	Adam Portnoy(1)	47,828	(4)	2.01%
Common Shares	John L. Harrington(1)	3,126		*
Common Shares	Mark L. Kleifges(1)	2,539		*
Common Shares	Jeffrey P. Somers(1)	280		*
Common Shares	Arthur G. Koumantzelis(1)	114		*
Preferred Shares	Royal Bank of Canada(5)	81		12.14%
RAP
Common Shares	Wells Fargo and Company(6)	379,425		11.35%
Common Shares	Fred T. Tattersall(7)	285,931		8.55%
Common Shares	Stewart West Indies Trading Co., Ltd.(8)	195,646		5.85%
Common Shares	Barry M. Portnoy(1)	51,108	(9)	1.52%
Common Shares	Adam D. Portnoy(1)	33,926	(10)	1.01%
Common Shares	Jeffrey P. Somers(1)	290		*
Common Shares	Arthur G. Koumantzelis(1)	93		*
RIF Pro Forma(11)
Common Shares	Fred T. Tattersall			[	]%
Common Shares	Barry M. Portnoy			[	]%
Common Shares	Stewart West Indies Trading Co., Ltd.			[	]%
Common Shares	Wells Fargo and Company			[	]%
Common Shares	Deutsche Bank AG			[	]%
Common Shares	Morgan Stanley			[	]%
Common Shares	Adam D. Portnoy			[	]%
Common Shares	John L. Harrington			[	]%
Common Shares	Mark L. Kleifges			[	]%
Common Shares	Jeffrey P. Somers			[	]%
Common Shares	Arthur G. Koumantzelis			[	]%
Preferred Shares	Royal Bank of Canada(5)	81		12.14%

*
Less than 1%.

(1)
The address of each of Messrs. Barry Portnoy, Adam Portnoy, John Harrington, Mark Kleifges, Jeffrey Somers and Arthur Koumantzelis is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Messrs. Barry Portnoy, Harrington, Somers and Koumantzelis are trustees of each Fund. Mr. Adam Portnoy is a trustee and the President of each Fund. Mr. Kleifges is the Treasurer and Chief Financial Officer of each Fund.

(2)
142,347 common shares are owned directly by Mr. Barry Portnoy and 7,590 common shares are beneficially owned by Mr. Barry Portnoy by virtue of his 55% ownership of RMR Advisors, which directly owns those shares. Mr. Barry Portnoy disclaims beneficial ownership of RIF Common Shares owned by RMR Advisors, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(3)
Information based on Schedule 13G, dated January 31, 2011, filed with the SEC on February 8, 2011. Morgan Stanley's address is 1585 Broadway, New York, NY 10036.

(4)
40,238 common shares are owned directly by Mr. Adam Portnoy and 7,590 common shares are beneficially owned by Mr. Adam Portnoy by virtue of his 45% ownership of RMR Advisors, which directly owns those shares. Mr. Adam Portnoy disclaims beneficial ownership of RIF Common Shares owned by RMR Advisors, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(5)
Information based on Schedule 13Gs, dated April 30, 2011, May 31, 2011 and June 30, 2011, filed by the Royal Bank of Canada with the SEC on May 10, 2011, June 10, 2011 and July 11, 2011, respectively. According to these Schedule 13Gs, the Royal Bank of Canada owns 59 shares of RIF's Series Tu Preferred Shares (13.5% of Series Tu) and 22 shares of RIF's Series Th Preferred Shares (24.2% of Series Th). Also, according to these Schedule 13Gs, the Royal Bank of Canada shares voting and dispositive power over these shares with RBC Capital Markets, LLC. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario, M5J 2J5, Canada. RBC Capital Markets, LLC has an address of 3 World Financial Center, 200 Vesey Street, New York, New York, 10281. RBC Capital Markets, LLC is an affiliate of RIF's lead broker-dealer for its preferred shares.

(6)
Information based on Schedule 13G/A, dated June 30, 2011 filed with the SEC on July 11, 2011. Wells Fargo and Company is a parent holding company that filed the 13G along with its subsidiary, Wells Capital Management Incorporated, a registered investment adviser. Wells Fargo and Company has an address of 420 Montgomery Street, San Francisco, CA 94104.

(7)
Information based on Schedule 13G, dated December 31, 2010, filed by Fred T. Tattersall with the SEC on February 14, 2011. Mr. Tattersall's address is 4991 Lake Brook Dr., Suite 125, Glen Allen, Virginia 23060. According to this Schedule 13G, Mr. Tattersall has sole voting and dispositive power over the shares that he owns.

(8)
Information based on Schedule 13G, dated December 31, 2010, filed with the SEC on February 23, 2011. Stewart West Indies Trading Co., Ltd. is a co-investment adviser to four registered closed-end investment companies. It has an address of 2344 Spruce Street, Suite A, Boulder, CO 80302.

(9)
40,820 common shares are owned directly by Mr. Barry Portnoy and 10,288 common shares are beneficially owned by Mr. Barry Portnoy by virtue of his 55% ownership of RMR Advisors, which directly owns those shares. Mr. Barry Portnoy disclaims beneficial ownership of RAP common shares owned by RMR Advisors, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(10)
23,638 common shares are owned directly by Mr. Adam Portnoy and 10,288 common shares are beneficially owned by Mr. Adam Portnoy by virtue of his 45% ownership of RMR Advisors, which directly owns those shares. Mr. Adam Portnoy disclaims beneficial ownership of RAP common shares owned by RMR Advisors, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(11)
Assumes the reorganization is consummated and that RAP repurchases 20% of its outstanding shares in a pre-reorganization self tender offer. See "Capitalization".

        The Declaration of Trust of each Fund generally provides that no person or group of persons, other than an excepted person or group (as approved by the Fund's Board or as stated in the Fund's Declaration of Trust), may beneficially own in excess of 9.8% of (i) any class or series of shares of a Fund, or (ii) the aggregate of all the outstanding classes and series of shares of a Fund. Each Fund's board intends to strictly enforce these provisions of each Fund's Declaration of Trust by utilizing, when necessary, the remedies available in each Fund's Declaration of Trust for violations of these provisions of each Fund's Declaration of Trust. For more information about these ownership limitations, please refer to the full text of each Fund's Declaration of Trust, which is available by accessing each Fund's filings with the SEC on the SEC's website (www.sec.gov) or on the Funds' website (www.rmrfunds.com), or contact our Investor Relations Group at (866) 790-8165.

Shareholder Nominations and Proposals

        Pursuant to RAP's Bylaws, since the meeting is a special meeting of RAP's shareholders, only the business brought before the meeting pursuant to RAP's notice of meeting attached to this Proxy Statement/Prospectus shall be conducted at the Meeting. Additionally, RAP's Bylaws do not allow shareholders to nominate individuals for election to RAP's Board at a special meeting of shareholders, such as the Meeting, where RAP does not propose the election of Trustees. Shareholders wishing to make a nomination for election to the Funds' Boards or to propose other business for the Funds at the Funds' 2011 annual meeting must do so in compliance with the Funds' Bylaws, which require certain procedures for a Fund shareholder to properly make a nomination for election to the Boards or propose other business for the Funds. A summary of these procedures is contained in the Funds' proxy statement for its 2010 annual meeting. Additionally, copies of each Fund's Bylaws, including the provisions that concern the requirements for shareholder nominations and proposals, may be obtained by writing to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Any shareholder of a Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's Bylaws.

        RAP will hold its 2011 annual meeting of shareholders on a date after the closing of the Reorganization. RAP's 2011 annual meeting of shareholders will therefore be held more than 30 days later than the first anniversary of the date of RAP's 2010 annual meeting of shareholders. Thus, shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the Fund's 2011 annual meeting of shareholders must be received at the Fund's principal executive offices a reasonable time before RAP begins to print and send its proxy materials in order to be considered for inclusion in RAP's proxy statement for its 2011 annual meeting of shareholders. RAP's bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of RAP's bylaws, not later than the 10th day following the earlier of the day on which (i) notice of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by RAP (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act, and the date after which the Fund will consider shareholder proposals received under Rule 14a-8 to have not been received a reasonable time before RAP begins to print and send its proxy materials). If RAP's shareholders do not approve the Reorganization related proposals, the foregoing will apply with equal force to RAP's 2011 annual meeting. Proxy materials, reports and other information filed by RAP can be inspected and copied at the public reference facilities maintained by the SEC in Washington D.C., and at the office of the Northeast Region, Regional Director, 7 World Trade Center, Suite 1300, New York, NY 10048.

Other Business

        At this time, RAP's Board knows of no other matter which will be brought before its Meeting. However, if other matters properly come before a Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

Adjournments

        Pursuant to each Fund's declaration of trust, any number of shares less than a quorum is sufficient to adjourn the Meeting. Any adjourned session may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

EXPERTS

        The financial statements for each Fund's fiscal year ended December 31, 2010 (but not for semi annual periods) and financial highlights have been independently audited by the independent registered public accounting firm [              ], as stated in their reports which, along with such financial statements and financial highlights, are incorporated into the SAI by reference to each Fund's annual report filed on Form N-CSR with the SEC on February 28, 2011. These financial statements and financial highlights have been included in reliance on [              ]'s reports given on their authority as experts in accounting and auditing.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this Proxy Statement/Prospectus or a Fund's annual report may be sent to multiple shareholders of the same Fund in each household. The Advisor will promptly deliver a separate copy of either document to you, if you call or write to the Advisor at the following address or telephone number: RMR Advisors, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Advisor at the above address or telephone number.

AVAILABLE INFORMATION

        Each Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and files reports, proxy statements and other information with the SEC. The SEC maintains a website that contains the reports, proxy statements and other information that the Funds file electronically with the SEC. Copies of these documents may be viewed on screen or downloaded from the SEC's website at http://www.sec.gov. Reports, proxy statements and other information filed by the Funds with the SEC can also be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at the SEC's Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the SEC at the above address, at prescribed rates.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, DATED JULY 29, 2011

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE REORGANIZATION OF

RMR ASIA PACIFIC REAL ESTATE FUND;
("RAP")

WITH AND INTO

RMR REAL ESTATE INCOME FUND
("RIF", and together with RAP, the "Funds")

        This Statement of Additional Information ("SAI") is available to the shareholders of RMR Asia Pacific Real Estate Fund ("RAP") in connection with a proposed Reorganization (the "Reorganization") whereby RMR Real Estate Income Fund ("RIF") will merge with and into RAP pursuant to Delaware law. Common shareholders of RIF will receive newly issued common shares of beneficial interest, $0.001 par value, of RAP ("RAP Common Shares") having an aggregate value equal to the net asset value attributable to the common shares of RIF as of the valuation date for the Reorganization, after giving effect to RIF's share of the costs of the Reorganization. Preferred shareholders of RIF will receive newly issued auction preferred shares, $0.0001 par value, of RAP ("Reorganized Fund Preferred Shares") with an aggregate liquidation preference equal to the aggregate liquidation preference of RIF's outstanding preferred shares. RIF's separate legal existence will then cease and RIF will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus dated [          ], 2011 relating to the proposed Reorganization of RIF with and into RAP (the "Proxy Statement/Prospectus").

        This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to RMR Funds at Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. You may also obtain a copy of the Proxy Statement/Prospectus on the Securities and Exchange Commission's ("SEC") web site at (http://www.sec.gov).

        The tender offer referred to in this Statement of Additional Information has not yet commenced and relates to a planned tender offer by RAP for up to 20% of its outstanding shares at a price equal to RAP's NAV per common share at the time the purchase is completed. This Statement of Additional Information is neither an offer to purchase nor a solicitation of an offer to sell any shares of RAP. The solicitation and the offer to buy shares of RAP common stock will be made pursuant to an offer to purchase and related materials that RAP intends to file with the U.S. Securities and Exchange Commission, subject to the satisfaction of the conditions described in this Statement of Additional Information and the Proxy Statement/Prospectus to which it relates. At the time the tender offer is commenced, RAP intends to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer. RAP intends to mail these documents to the shareholders of RAP. These documents will contain important information about the tender offer and shareholders of RAP are urged to read them carefully when they become available. Investors may obtain a free copy of these documents (when they become available) filed with the SEC at the SEC's web site at www.sec.gov. In addition, the tender offer statement and related materials may also be obtained for free (when they become available) by directing a request to: RMR Advisors, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or by calling: (617) 332-9530.

The date of this Statement of Additional Information is [            ], 2011.

2

ADDITIONAL INFORMATION ABOUT THE FUNDS

General Information

  The Funds

        RAP is a non-diversified, closed end management investment company organized as a statutory trust under the laws of the State of Delaware.

        RIF is a non-diversified, closed end management investment company organized as a statutory trust under the laws of the State of Delaware.

        The business office of each Fund is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

  The Advisor and MacarthurCook

        Each Fund has an investment management contract with RMR Advisors, Inc. (the "Advisor"). RAP has an investment subadvisory agreement with MacarthurCook Investment Managers Limited ("MacarthurCook").

Additional Investment Information

        The material investment objectives, restrictions, policies and techniques of each Fund are described in the Proxy Statement/Prospectus. Each Fund has also adopted other policies and investment restrictions related to their investment activities, as described below. Each investment policy referenced below applies to each Fund, unless otherwise stated herein. Except as specifically stated, each Fund's investment policies and restrictions are not fundamental and may be changed by a Fund's Board of Trustees ("Board") without the approval of the Fund's shareholders. Each Fund's investment objectives are fundamental policies and cannot be changed without a vote of its shareholders. If the Reorganization is consummated, the shareholders of RIF will become shareholders of RAP. RIF will merge into RAP, but the substantive effect of the Reorganization will be as if RAP had merged into RIF. In connection with the approval of the Reorganization by RAP's Board, RAP's Board approved changes in RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, will be identical to those of RIF. After the Reorganization is consummated, RAP will operate subject to the investment policies and restrictions identified below as applicable to RIF. References to the "Advisor" should be construed as including MacarthurCook where the context so requires.

  Common Securities

        The Funds invest in common securities. Common securities represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to distributions, but they receive distributions when and as declared by boards of directors or boards of trustees. The Advisor or MacarthurCook, as applicable, evaluates a number of factors in deciding whether to invest in common shares of real estate investment trusts (each, a "REIT"), Foreign REITs or closed end management investment companies ("portfolio funds"). These factors include the financial condition of those REITs, Foreign REITs and portfolio funds, the segment of the market in which the REITs, Foreign REITs and portfolio funds do business or the types of investments on which the REITs, Foreign REITs and portfolio funds focus, the economic and market conditions affecting the REITs, Foreign REITs and portfolio funds, the REITs', Foreign REITs' and portfolio funds' growth potential, the security of the REITs', Foreign REITs' and portfolio funds' current common share distributions, the

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potential for increases in the common share distributions and the Advisor's or MacarthurCook's, as applicable, assessment of the quality of the REITs', Foreign REITs' and portfolio funds' management.

  Preferred Securities

        The Funds invest in preferred securities. Preferred securities have some or all of the following characteristics:

  •
  Preferred securities accrue fixed or floating rate distributions at regular intervals.

  •
  The payment of preferred securities distributions is sometimes guaranteed by the issuers' parent companies.

  •
  Preferred securities have a senior claim upon issuers' earnings over common shares. That means that common share distributions cannot be paid unless all accrued preferred securities distributions have been paid or reserved for payment.

  •
  Preferred securities generally have a stated liquidation value.

  •
  Preferred securities have a senior claim to issuers' assets over common shares. That means that common shareholders cannot receive any liquidating distribution of issuers' assets until after the liquidation value of outstanding preferred shares plus all accrued distributions on preferred securities are paid.

  •
  Some preferred securities permit holders to convert or exchange the preferred securities for other securities, usually common shares of the same issuer, pursuant to formulas.

  •
  Preferred securities either have no maturity or an extended maturity of 25 years or more after which they are required to be redeemed by issuers.

  •
  Issuers are usually permitted to redeem preferred securities by paying the liquidation values plus all accrued distributions after certain times or upon the occurrence of certain events.

  •
  Some preferred securities permit issuers to redeem the securities by exchanging them for other securities, usually the issuers' common shares or notes.

  •
  Preferred securities typically permit issuers to defer payment of accrued distributions for extended periods, usually between one and five years, without triggering events of default which would permit preferred shareholders to demand payments.

  •
  Some preferred securities permit issuers to pay distributions with additional preferred securities or with other types of securities.

  •
  Preferred securities usually have no or limited voting rights for the election of directors or other matters.

  •
  Some, but not all, preferred securities are rated by national ratings agencies such as Moody's, S&P or Fitch, regarding the likelihood that distributions will be timely paid and whether other terms regarding redemption, etc., will be satisfied.

  •
  Some, but not all, preferred securities are listed on securities exchanges such as the New York Stock Exchange ("NYSE") or NYSE Amex. However, some preferred securities, including some which are listed on the NYSE or NYSE Amex, have very limited trading liquidity. Among other transactions, the Advisor may aggregate securities orders for the Funds and other clients, as described below in "Portfolio Transactions and Brokerage", which could further limit the Funds' purchase or sale of securities with limited liquidity.

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        The preferred securities in which the Funds may invest are generally divisible into four sub-categories:

          (1)   REIT Preferred Securities.    Preferred securities issued by companies which generally do not pay income taxes typically have the same characteristics as other preferred securities, but any distributions the Funds receive and pass through to shareholders usually will be taxed federally as a combination of ordinary and capital gains income.

          (2)   Ordinary Preferred Securities.    Generally, ordinary preferred securities are issued by taxable companies and distributions received on these securities are "qualified dividend income" taxable as QDI at a reduced federal rate of 15%. In the event the Funds were to own ordinary preferred shares, a portion of the distributions the Funds would make to shareholders might be taxed at this reduced federal rate, if both the Funds and shareholders meet the applicable holding period requirements. See "Tax Matters".

          (3)   Trust Preferred Securities.    Generally these securities are issued by a single purpose subsidiary of a parent public company. Payments of distributions on, or redemption of, the trust preferred securities are not direct obligations of the parent company, but these payments are usually directly or indirectly guaranteed by the parent company. At the time the issuer entity sells trust preferred securities to investors, it purchases subordinated debt of the parent guarantor with payment terms similar to the terms of the trust preferred securities. Under the Internal Revenue Code of 1986, as amended (the "Code"), the interest paid by the parent guarantor is tax deductible by that entity; as the owner of trust preferred securities the Funds will be treated for tax purposes as owning beneficial interests in subordinated debt and trust preferred distributions the Funds receive and pass through to shareholders will be treated as interest, or ordinary income, and not as "qualified dividend income".

          Many investment banks that have arranged for the sale of trust preferred securities have referred to them by names that include, but are not limited to, trust originated preferred securities ("TOPrS"); monthly income preferred securities ("MIPS"); quarterly interest bonds ("QUIBS"); quarterly income debt securities ("QUIDS"); quarterly income preferred securities ("QUIPS"); corporate-backed trust securities ("CorTS"); and public income notes ("PINES"). TOPrS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS, QUIDS and QUIPS are registered service marks owned by Goldman Sachs Co. QUIBS is a registered service mark owned by Morgan Stanley. CorTS and PINES are registered service marks owned by Citigroup Global Markets, Inc.

          (4)   Convertible Preferred Securities.    The convertible preferred securities in which the Funds may invest may have many of the characteristics of ordinary preferred securities, trust preferred securities or REIT preferred securities, except these securities may be exchangeable for other securities, usually common shares of the same issuers.

  U.S. Government Obligations

        Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

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  Cash Reserves

        Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

        Money market instruments in which a Fund may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

  Other Investment Companies

        Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, a Fund may not acquire the securities of other investment companies if, as a result, (i) more than 3% of the total outstanding voting securities of any one investment company would be held by the Fund, (ii) more than 5% of the Fund's total assets would be invested in any one investment company or (iii) more than 10% of the Fund's total assets would be invested in securities of other investment companies. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company and the acquisition of money market instruments. Each Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

  Illiquid Securities

        The Funds may invest in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by the applicable Fund's Board to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined to be liquid, will not be considered to be illiquid or not readily marketable. The Funds' inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Funds' ability to raise cash for investment or other purposes. The liquidity of securities purchased by the Funds which are eligible for resale pursuant to Rule 144A will be monitored by the Advisor, subject to the oversight of the applicable Fund's Board.

  Portfolio Turnover Rate

        Each Fund's portfolio turnover rate is calculated by dividing the proceeds from its sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of the Fund's investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, the Funds do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, the Funds intend to purchase and sell securities to accomplish their investment objectives and in consideration of their then current view of prevailing or anticipated market and other conditions that they believe may impact the value of those securities. For example, the Funds may sell portfolio assets

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in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, RAP does not expect that its turnover rate under normal market conditions will be greater than 100%, and RIF does not expect that its turnover rate under normal market conditions will be greater than 50%.

  Leverage

        In connection with the Reorganization, Reorganized Fund Preferred Shares will be issued to the preferred shareholders of RIF in exchange for the outstanding preferred shares of RIF, and RIF will assign its revolving credit facility with Wells Fargo Bank, National Association to the Reorganized Fund.

        The Funds may also incur leverage through the use of investment management techniques (e.g., selling short, "uncovered" sales of put and call options, futures contracts and options on futures contracts). Upon the use of these techniques, the applicable Fund will establish in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such techniques. Such investment management techniques are speculative and involve risks, including possibly higher volatility in a Fund's net asset value and higher volatility in the market value of a Fund's shares.

        During periods in which leverage results in greater managed assets, the fees paid to the Advisor for advisory services will be higher than if the Fund did not incur leverage because the fees paid are calculated based upon a Fund's managed assets.

        Each Fund may revise the amount and type of leverage its employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund's Board.

  Special Investment Instruments and Techniques

        Although the Funds have not historically, and have no present intent to do so, the Funds may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in currency rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. These strategies may be executed through derivative transactions. The Funds have claimed an exclusion from the status as a "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Funds are not subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. In January 2011, the CFTC proposed to amend Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the use of futures and options by registered investment companies, such as the Fund, as well as to impose additional reporting and disclosure obligations. The adoption of such restrictions or similar restrictions by the CFTC, as well as the imposition of such additional reporting and disclosure obligations, may adversely affect the Fund's ability to manage its portfolio and impair the Fund's ability to achieve its investment objective.

        The instruments the Funds may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Funds' investment objectives.

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  Hedging Transactions

        The Funds may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

        When engaging in a hedging transaction, the Funds may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Funds from achieving the intended hedge or expose the Funds to a risk of loss. The Funds may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk. It may not be possible for the Funds to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Funds from the decline in value of the portfolio positions anticipated as a result of such change. The Funds may also be restricted in their ability to effectively manage the portion of its assets that are segregated to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

  Futures Contracts and Options on Futures Contracts

        Each Fund may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities, currencies and financial indices, and options thereon in connection with each Fund's hedging and other risk management strategies. A Fund will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. A Fund's futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

        The principal risks to a Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of a Fund to meet margin, collateral or other payment requirements.

        Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the "daily limit." Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Funds are willing to effect trades at or within the limit, which may hinder the ability of the Funds to trade.

        The profitability of such an investment depends on the ability of the Advisor to analyze correctly the commodity markets, which are influenced by, among other things, changing supply and demand relationships, weather, changes in interest rates, trade policies, world political and economic events, and other unforeseen events. Such events could result in large market movements and volatile market conditions and create the risk of significant loss. A variety of possible actions by various government agencies can also inhibit profitability or can result in loss. In addition, activities by the major power producers can have a profound effect on spot prices which can, in turn, substantially affect derivative prices, as well as the liquidity of such markets. Moreover, investments in commodity and financial futures and options contracts involve additional risks including, without limitation, leverage (margin is usually only 5%-15% of the face value of the contract and exposure can be nearly unlimited). The

8

CFTC and futures exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in particular commodity or financial futures contracts. All of the positions held by all accounts owned or controlled by each Fund will be aggregated for the purposes of determining compliance with position limits. It is possible that positions held by the Funds may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and profitability of the Funds.

  Call and Put Options on Individual Securities

        The Funds may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

        A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by a Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of the Fund or with the Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes a Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

        A Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. A Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

        Option transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by a Fund may also include options on baskets of specific securities.

  Call and Put Options on Securities Indices

        A Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment strategy and investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in shares held by a Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movement in the level of the index rather than the price of a particular

9

stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movement in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movement in the price of a particular stock. Accordingly, successful use of options on stock indices will be subject to the Advisor's ability to predict correctly movement in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Swaps and Additional Derivative Transactions

        The Funds may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, the Funds may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by the Funds or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with the Funds' investment strategies and investment objectives and legally permissible. Special risks may apply to instruments that are invested in by the Funds in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by the Funds.

        The Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

        Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index.

        Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's portfolio.

        Most swap agreements entered into by a Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a swap agreement calls for payments by a Fund, it must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to a Fund. In addition, swap agreements may be subject to

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new or increased government regulation as discussed in "General Risks of Investing in the Reorganized Fund—The Dodd-Frank Act" and the effects of such regulation cannot be predicted.

Investment Restrictions

  Fundamental Investment Restrictions of the Funds

        The following investment restrictions are fundamental policies of each Fund and may not be changed without the vote of a "majority of the outstanding" (as defined under the 1940 Act) common shares and preferred shares of the applicable Fund, voting together as a single class, and the vote of a "majority of the outstanding" (as defined under the 1940 Act) preferred shares of the applicable Fund, voting as a separate class (if the Fund has preferred shares outstanding).

        Approval by a "majority of the outstanding" common shares and preferred shares of an applicable Fund, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of the applicable Fund's common shares and preferred shares, together as a single class, present at a meeting of the applicable Fund's shareholders, if the holders of more than 50% of the applicable Fund's outstanding common shares and preferred shares are present or represented by proxy, or (2) more than 50% of the applicable Fund's outstanding common shares and preferred shares, together as a single class.

        Approval by a "majority of the outstanding" preferred shares of an applicable Fund, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of the applicable Fund's preferred shares, as a single class, present at a meeting of the applicable Fund's shareholders, if the holders of more than 50% of the applicable Fund's outstanding preferred shares are present or represented by proxy, or (2) more than 50% of the applicable Fund's outstanding preferred shares.

        If the Reorganization is consummated, the shareholders of RIF will become common shareholders of the Reorganized Fund. After the Reorganization is consummated, the Reorganized Fund will operate pursuant to the fundamental investment restrictions set forth below, which, unless otherwise indicated, represent no change from the fundamental investment restrictions applicable to the pre-Reorganization RAP or RIF.

          1.     The Reorganized Fund will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act, or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies.

          2.     The Reorganized Fund will not borrow in excess of 33 1/3% of its total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that the Reorganized Fund may borrow up to an additional 5% of its total assets for temporary purposes.

          3.     The Reorganized Fund will not act as an underwriter of securities issued by other persons, except insofar as RIF may be deemed an underwriter in connection with the disposition of securities.

          4.     The Reorganized Fund will not purchase or sell real estate, except that the Reorganized Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and the Reorganized Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Reorganized Fund's ownership of such securities.(1)

(1)
Prior to the Reorganization, RAP's fundamental investment restriction in this regard read: "RAP will not purchase or sell real estate, except that RAP may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and Foreign REITs, and securities secured by real estate or such interests and RAP may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of RAP's ownership of such securities."

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          5.     The Reorganized Fund will not purchase or sell commodities or commodities contracts but the Reorganized Fund may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges.

          6.     The Reorganized Fund will not originate loans to other persons except by the lending of its securities, through the use of repurchase agreements and by the purchase of debt securities.

          7.     The Reorganized Fund will make investments that will result in concentration (25% or more of the value of its investments) in the securities of companies primarily engaged in the real estate industry and not in other industries; provided, however, this does not limit the Reorganized Fund's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

  Non-Fundamental Investment Restrictions of the Funds

        The Funds have also adopted the following investment restrictions which are not fundamental policies of the Funds. Since these investment restrictions are not fundamental policies of the Funds, they may be changed by a Fund's Board without the approval of the applicable Fund's shareholders. After the Reorganization is consummated, the Reorganized Fund will operate pursuant to the non-fundamental investment restrictions set forth below, which, unless otherwise indicated, represent no change from the non-fundamental investment restrictions applicable to the pre-Reorganization RAP or RIF.

          1.     The Reorganized Fund will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of the value of the Reorganized Fund's managed assets.

          2.     The Reorganized Fund will not enter into short sales representing more than 5% of the value of the Reorganized Fund's managed assets.

          3.     The Reorganized Fund will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Reorganized Fund may purchase securities of companies engaging in whole or in part in such activities.

          4.     The Reorganized Fund will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by real estate companies unless the Reorganized Fund provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.(1)

(1)
Prior to the Reorganization, RAP's non-fundamental investment restriction in this regard read: "RAP will invest, under normal market conditions, at least 80% of its managed assets in securities issued by Asia Pacific real estate companies, unless RAP provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules."

TRUSTEES AND OFFICERS OF THE FUNDS

General

        The business of the Funds is managed by each Fund's Board. Each Fund's Board elects its Fund's officers. The officers of the Funds are responsible for the day-to-day operations of its Fund and execute policies formulated by the Board. All of the Funds share the same Board and executive officers. Each Fund's Board is divided into three classes. For each Fund, there is one Trustee in class I (John L. Harrington) whose current term expires in 2011; there are two Trustees in class II (Jeffrey P. Somers and Adam D. Portnoy) whose current terms expire in 2012; and there are two Trustees in class III (Barry M. Portnoy and Arthur G. Koumantzelis) whose current terms expire in 2013. Trustees in each class are elected and hold office for a term expiring at the annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office.

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        Each Fund's bylaws set forth nonexclusive qualifications that a Trustee must possess to qualify for nomination or election as a Trustee, including that the individual (a) be at least 21 years of age who is not under legal disability, (b) have substantial expertise or experience relevant to the business of the Funds and (c) not have been convicted of a felony. In addition, under each Fund's bylaws, a majority of the trustees are required to be "Independent Trustees." An Independent Trustee is one who is not an employee of the Fund's investment adviser, is not involved in the Fund's day-to-day activities, is not an "interested person" of the Fund (as defined in the 1940 Act), except for the fact of his or her being a trustee, and who meets the qualifications of an independent director under the applicable rules of each stock exchange upon which shares of the Fund are listed for trading and the SEC. Also, so long as the number of trustees shall be five or greater, at least two trustees shall be "Managing Trustees." "Managing Trustees" are trustees who are not Independent Trustees and who have been employees, officers or directors of the Fund's investment adviser or involved in the day-to-day activities of the Fund during the one year prior to their election as Trustee.

        Pursuant to the 1940 Act and each Fund's organizational documents, generally holders of preferred shares, voting separately as a class, elect two Trustees, and the remaining Trustees are elected by holders of the common shares and preferred shares, voting together as a single class. Messrs. Adam Portnoy and Barry Portnoy are elected by the holders of RIF's preferred shares and will stand for election by holders of the Reorganized Fund's preferred shares when their respective terms expire.

        Each Board has determined that a majority of its Trustees are Independent Trustees pursuant to the corporate governance standards for companies listed on NYSE Amex. In making independence determinations pursuant to NYSE Amex standards, each year each Board affirmatively determines whether its Trustees have a direct or indirect material relationship with the applicable Fund or its affiliates. When assessing a Trustee's relationship with a Fund or its affiliates, the Fund's Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint but also from that of the persons or organizations with which the Trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. Each Board has determined that Messrs. Harrington, Koumantzelis and Somers currently qualify as independent under NYSE Amex rules.

        Each Trustee of RAP also serves as a Trustee of RIF; each Fund retains the Advisor as its investment adviser.

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        The table below lists the Trustees of the Funds, their age, their term in office, their principal occupations during the last five years and other directorships held by them. The term "Fund Complex" includes two or more registered investment companies that have a common investment adviser. "RMR Funds" is a Fund Complex consisting of two registered investment companies advised by the Advisor, RAP and RIF. A majority of the Trustees of each Board are not "interested persons" of the Funds within the meaning of the 1940 Act. Messrs. Harrington, Somers and Koumantzelis are not "interested persons" of any of the Funds within the meaning of the 1940 Act, and are sometimes referred to herein as "disinterested Trustees" or "Independent Trustees". Messrs. Barry Portnoy and Adam Portnoy are each an "interested person" of each Fund as a result of their ownership of, and current positions with, the Advisor. Unless otherwise indicated, the principal business address for each Trustee of the Funds is: Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and age	Position held with the Funds, current term and length of time served.†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of RMR Funds overseen by Trustee.
Disinterested Trustees
John L. Harrington (74)	Class I Trustee to serve until 2011; since 2003
		Trustee of the Yawkey Foundation (a charitable trust) since 1982 and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Trustee of Hospitality Properties Trust since 1995; Trustee of Senior Housing Properties Trust since 1999; Director of Five Star Quality Care, Inc. from 2001 to 2003; Chairman of the Board of the Yawkey Foundation from 2002 to 2003 and since 2007; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; and Trustee of Government Properties Income Trust since 2009.	2

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Name and age	Position held with the Funds, current term and length of time served.†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of RMR Funds overseen by Trustee.
Arthur G. Koumantzelis (80)	Class III Trustee to serve until 2013; since 2003	Trustee of Hospitality Properties Trust from 1995 to 2007; President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007; Trustee of Senior Housing Properties Trust from 1999 to 2003; Director of Five Star Quality Care, Inc. from 2001 to 2010; and Director of TravelCenters of America LLC since 2007.	2
Jeffrey P. Somers (68)	Class II Trustee to serve until 2012; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, P.C. (law firm) since 2010 (Equity Member from 1995 to 2009 and Director); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) since 2002; Trustee of Senior Housing Properties Trust since 2009; and Trustee of Government Properties Income Trust since 2009; Trustee of Pictet Funds (1995-2001).	2
Interested Trustees
Barry M. Portnoy†† (65)	Class III Trustee to serve until 2013; Portfolio Manager of RIF; since 2003	Director, an owner and Vice President of RMR Advisors since 2002; Founder, an owner and Director of Reit Management & Research LLC ("Reit Management") since 1986 and Chairman since 1998; Managing Trustee of CommonWealth REIT since 1986; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; and Managing Trustee of Government Properties Income Trust since 2009.	2

15

Name and age	Position held with the Funds, current term and length of time served.†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of RMR Funds overseen by Trustee.
Adam D. Portnoy†† (40)	Class II Trustee to serve until 2012; President and Chief Executive Officer (serves at the discretion of the Board); Portfolio Manager of RIF; since 2007 (Class II Trustee since 2009)	President and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); President, Chief Executive Officer and Director of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; and Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011).	2

†
Includes length of time served as a Trustee of the Funds' predecessor funds.

††
Adam D. Portnoy is the son of Barry M. Portnoy.

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        The Boards believe that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustees' ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting, or public or charitable service; experience from service as a Trustee of the Funds and their predecessor funds, other investment funds, public companies, real estate investment trusts or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings; or other relevant life experiences. The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that they should serve (or continue to serve) on the Boards.

Trustee	Experience, Qualifications and Skills
Disinterested Trustees:
John L. Harrington

The Boards concluded that Mr. Harrington should serve as one of their Independent Trustees based upon, among other things, his many years of experience as a president, chief executive officer and director/trustee of various public and private companies and charitable trusts. Mr. Harrington's experience as president of Boston Trust Management Corp., an investment management company, as a former director of Fleet Bank, N.A. and as trustee of a various real estate investment trusts provides the Boards with the benefit of his experience with the management practices of other financial companies and expertise with respect to real estate investment trusts. Through his many executive and finance related positions, including but not limited to responsibilities he undertook during his long tenure in management of professional baseball, Mr. Harrington developed professional skills and expertise in management, accounting, finance and risk management. Mr. Harrington is also licensed as a Certified Public Accountant and was a former professor of accounting at Boston College. Mr. Harrington's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Harrington's independence from the Funds and the Advisor also qualifies him to serve as a member of the audit, compensation and nominating committees.

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Trustee	Experience, Qualifications and Skills
Arthur G. Koumantzelis

The Boards concluded that Mr. Koumantzelis should serve as one of their Independent Trustees because, among other things, he brings to the Boards a wealth of practical business knowledge and leadership as an experienced president, chief financial officer and director/trustee of various public and private companies and accounting and financial reporting knowledge as a former partner in an international firm of independent public accountants. In particular, because of Mr. Koumantzelis's extensive service as the president of a private investment company and as a trustee of various real estate investment trusts, he is able to provide the Boards with insight regarding the management of pools of real estate related assets. Moreover, Mr. Koumantzelis has served as the chief financial officer of a company required to file periodic reports with the SEC and this, among other qualifications, qualifies Mr. Koumantzelis as the Fund's audit committee financial expert. Mr. Koumantzelis's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Koumantzelis's independence from the Funds and the Advisor also qualifies him to be a member of the audit, compensation and nominating committees.

Jeffrey P. Somers

The Boards concluded that Mr. Somers should serve as one of their Independent Trustees because, among other things, he brings to the Boards broad and diverse knowledge of the legal and compliance matters pertaining to investment management companies as a result of his prior experience serving on the boards of registered investment companies, his work as an SEC staff attorney and more than 30 years of business law experience, including in general corporate governance and securities matters and securities laws compliance for investment advisers and broker-dealers. Mr. Somers's experience as a trustee of two real estate investment trusts allows him to provide the Boards with added insight into the management practices of other real estate focused investment companies and expertise with respect to real estate investment trusts. Mr. Somers's leadership roles as a managing member of two law firms provided him with management and executive experience valuable to the Boards in fulfilling their oversight responsibilities. Mr. Somers's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Somers's independence from the Funds and the Advisor also qualifies him for service as a member of the audit, compensation and nominating committees.

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Trustee	Experience, Qualifications and Skills
Interested Trustees:
Adam D. Portnoy

The Boards concluded that Mr. Portnoy should serve as one of their Trustees based upon, among other things, his extensive experience in and knowledge of the commercial real estate industry and REITs, his leadership position with Reit Management, his public company director service, his demonstrated management ability, his experience in investment banking, his government related service, his institutional knowledge earned through service on the Boards and in key leadership positions with the Funds' manager. The Boards benefit from Mr. Portnoy's experience as President and Chief Executive Officer of Reit Management and the Advisor in light of his business leadership and experience. Mr. Portnoy's experiences as the Managing Trustee of various real estate investment trusts provide the Boards with practical business knowledge and leadership in the real estate investment management industry. Mr. Portnoy's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the funds.

Barry M. Portnoy

The Boards concluded that Mr. Portnoy should serve as one of their Trustees based upon, among other things, his many years of leadership experience in real estate, administration and financial services operations and the law and his experience in and knowledge of the commercial real estate industry and REITs. Mr. Portnoy's extensive public company director service, his professional skills and expertise in, among other things, legal and regulatory matters and his experience as chairman of a national law firm have provided him with legal expertise and executive skills valuable to the Boards in dealing with and resolving complex and difficult issues. Mr. Portnoy's experience as Chairman of Reit Management, and Managing Trustee of various real estate investment trusts provides the Boards with insight into the operational, financial and investment practices of other real estate investment companies. Mr. Portnoy's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.

Compensation of Trustees

        Trustees who are "interested persons", as defined in the 1940 Act, of a Fund receive no compensation from the Fund for services as a Trustee of the Fund. The following table sets forth the compensation of the Independent Trustees of each Fund for services to the Funds for the fiscal year ended December 31, 2010.

	Compensation from RAP	Compensation from RIF	Total compensation from the Fund complex*
John L. Harrington	$10,500	$10,500	$21,000
Arthur G. Koumantzelis	$9,500	$9,500	$19,000
Jeffrey P. Somers	$10,000	$10,000	$20,000

*
The amounts in this column represent the aggregate 2010 compensation paid by all funds in the RMR Funds complex to each Independent Trustee.

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        Trustees who are "interested persons," as defined in the 1940 Act, of a Fund receive no compensation from the Fund for services as a Trustee of the Fund. Disinterested Trustees of the Funds do receive compensation from the Funds. Until changed by a vote of the Board, the compensation payable to each Independent Trustee is as follows.

Timing and Description	Amount
At the first meeting of the board of trustees following the annual meeting of shareholders, an annual retainer	$5,000
At the first meeting of the board of trustees following the annual meeting of shareholders, an annual retainer paid to the Audit Committee Chairman	$1,000
For each meeting of the board of trustees or a board committee which is attended, an attendance fee per fund, per meeting, up to a maximum of $1,000 per meeting day, such fees to be allocated pro rata to the funds that had a board or a board committees meeting that day	$500

        In addition to the compensation paid to Independent Trustees, each Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees. The Reorganized Fund intends to continue to reimburse its Independent Trustees in this manner following the Reorganization.

Board Leadership Structure and Committees

        Each Fund's Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. The Independent Trustees are not involved in the day to day activities of the Funds, are not employees of the Advisor and are persons who qualify as independent under each Fund's declaration of trust, bylaws and applicable rules of the NYSE Amex and SEC. The Managing Trustees have been employees, officers or directors of the Advisor or involved in the day to day activities of the Funds for at least one year. Each Fund's Board of Trustees is composed of three Independent Trustees and two Managing Trustees. Each Fund's President is a member of the Board of Trustees. Each Fund's Treasurer is not a member of the Board of Trustees, but he regularly attends Board meetings, as does the Funds' Chief Compliance Officer and Director of Internal Audit. Other officers of the Advisor also sometimes attend Board meetings at the invitation of the Board.

        The Audit, Compensation and Nominating Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each such committee. These three standing committees have responsibilities related to leadership and governance, including among other things: (i) each Fund's Audit Committee reviews financial reports, oversees accounting and financial reporting processes, selects independent accountants, determines the compensation paid to independent accountants and assists each Fund's Board with its oversight of the internal audit function and compliance with legal and regulatory requirements; (ii) each Fund's Compensation Committee annually evaluates the performance of the Funds' Chief Compliance Officer and Director of Internal Audit and approves the compensation the Fund pays to him; and (iii) each Fund's Nominating Committee considers nominees to serve on the Fund's Board and recommends to the Board nominees for election to the Board. The Chairs of the Audit, Compensation and Nominating Committees set the agenda for their respective committee meetings, but committee members, the Managing Trustees or members of the management may suggest agenda items to be considered by these committees.

        The Funds do not have a Chairman of the Board or a lead Independent Trustee. The President, any Managing Trustee or any two Trustees then in office may call a special meeting of the Trustees. The Managing Trustees (of whom the President is one), in consultation with the Treasurer, set the agenda for the Board meetings, and any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, or the Treasurer. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject. Each Fund's Board is small, which facilitates informal discussions and communication from management to the Board and

20

among Trustees. The Independent Trustees meet to consider the business of each Fund without the attendance of its Managing Trustees or their officers, and they meet separately with their officers, with their Chief Compliance Officer and Director of Internal Audit and with their outside accountants. In such meetings of the Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

        The Boards of the Funds consider the current leadership structure and conduct to combine appropriate leadership with the ability to conduct business efficiently and with appropriate care and attention given the specific characteristics and circumstances of the Funds. In particular, the Boards of the Funds are small—comprised of only five members—and the Boards believe that this structures facilitates informal discussions and communication from management to the Board and among Trustees. Additionally, the Funds are relatively small in terms of assets under management, and the Boards believe that this structure allows them to provide oversight of and be involved in the critical aspects of the Funds' management on an ongoing and cost efficient basis.

        Each Fund's Board oversees risk as part of its general oversight of the Fund, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of each Fund is conducted by the Advisor, and the Advisor implements risk management in its activities. In discharging their oversight responsibilities, each Fund's Board and Board committees regularly review a wide range of reports provided to them by the Advisor and other service providers, including reports on market and industry conditions, operating and compliance reports, financial reports, reports on risk management activities, regulatory and legislative updates that may impact the Funds, legal proceedings updates and reports on other business related matters, and discusses such matters among themselves and with representatives of the Advisor, counsel and its independent accountants. Each Fund's Audit Committee, performs a lead role in helping the Board fulfill its responsibilities for oversight of the financial reporting, internal audit function, risk management and the compliance with legal and regulatory requirements. Each Fund's Board and Audit Committee review periodic reports from an independent registered public accounting firm regarding potential risks, including risks related to its internal controls. Each Fund's Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Fund's Chief Compliance Officer and Director of Internal Audit with the goal of helping the Fund systematically evaluate the effectiveness of its risk management, control and governance processes, and periodically meets with the Chief Compliance Officer and Director of Internal Audit to review the results of its internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of its risk management. Each Fund's Compensation Committee also evaluates the performance of the Chief Compliance Officer and Director of Internal Audit.

        While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Funds to bear certain risks to achieve their objectives. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

        As discussed above, each Fund has an Audit Committee, a Compensation Committee and a Nominating Committee. Each Board has adopted charters for each of these committees with respect to its Fund. Copies of the respective charters of the Audit Committees, Compensation Committees and Nominating Committees are available on the Funds' website at www.rmrfunds.com. Each of these Board committees is composed of Messrs. Harrington, Somers and Koumantzelis, the Independent Trustees, who are independent under applicable NYSE Amex listing standards.

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        The primary function of each Audit Committee is to assist its Board's oversight of matters relating to: the integrity of financial statements; legal and regulatory compliance; the qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Each Audit Committee is directly responsible for the selection of independent accountants. Each Board has determined that Mr. Koumantzelis is "independent" as defined by the rules of the SEC and NYSE Amex, and based upon his education and experience, possesses the requisite qualifications for designation, and has so designated him as each Fund's Audit Committee financial expert. During 2010, the audit committees of RIF and RAP each held five meetings.

        The primary function of each Compensation Committee is to determine and review the fees paid by its Fund to its Independent Trustees and to recommend to its Fund's Board the compensation payable to the Chief Compliance Officer and Director of Internal Audit of the Fund. In 2010, the Compensation Committees of RIF and RAP each held two meetings.

        The primary function of each Fund's Nominating Committee is to (i) identify individuals qualified to become Trustees and select, or recommend that the Board selects, Trustee nominees for each annual meeting of the Fund's shareholders or when vacancies occur and (ii) consider nominations of persons for election to the board by its Fund's shareholders. During 2010, the Nominating Committees of RIF and RAP each held three meetings.

Officers of the Funds

        The table below lists the officers of the Funds, their age, their term in office and their principal occupations during the last five years. The President, the Treasurer and the Secretary of each fund are elected annually by the Funds' Trustees. Other officers of a fund may be elected or appointed by the Funds' Trustees at any time. Unless otherwise indicated, the principal business address of each officer of each fund is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. No officer is compensated by either Fund with the exception of Mr. William J. Sheehan. No fund compensates Mr. Sheehan in excess of $60,000 per year.

Name and age	Position held with the Funds and length of time served.†	Other principal occupations in the past 5 years and other public company directorships held in the past 5 years.	Number of RMR Funds* for which the position is held.(3)
Adam D. Portnoy†† (40)	President and Chief Executive Officer (serves at the discretion of the Board); Class II Trustee; Portfolio Manager of RIF; since 2007 (Class II Trustee since 2009)	President and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); President, Chief Executive Officer and Director of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; and Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011).	2

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Name and age	Position held with the Funds and length of time served.†	Other principal occupations in the past 5 years and other public company directorships held in the past 5 years.	Number of RMR Funds* for which the position is held.(3)
Mark L. Kleifges (50)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer of RMR Advisors since 2004 (Vice President from 2003 to 2004); Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 2002 to 2006); Treasurer and Chief Financial Officer, Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer, Government Properties Income Trust since 2011.	2
Jennifer B. Clark (49)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2003

Secretary of RMR Advisors since 2002; Executive Vice President and General Counsel of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Secretary of Hospitality Properties Trust since 2008 (Assistant Secretary from 1996 to 2008); Secretary of Senior Housing Properties Trust since 2008 (Assistant Secretary from 1998 to 2008); Secretary of CommonWealth REIT since 2008 (Senior Vice President from 1999 to 2008); Assistant Secretary of Five Star Quality Care, Inc. since 2001; Secretary of TravelCenters of America LLC since 2007; and Secretary of Government Properties Income Trust since 2009.

			2
Fernando Diaz (43)	Vice President (serves at the discretion of the Board); Portfolio Manager of RIF; since 2007	Vice President of RMR Advisors since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	2
Karen Jacoppo-Wood (44)	Vice President (serves at the discretion of the Board); since 2007	Vice President of RMR Advisors since 2007; Counsel, Pioneer Investment Management, Inc. from 2004 to 2006; and Vice President and Managing Counsel, State Street Bank and Trust Company from 2006 to 2007.	2

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Name and age	Position held with the Funds and length of time served.†	Other principal occupations in the past 5 years and other public company directorships held in the past 5 years.	Number of RMR Funds* for which the position is held.(3)
William J. Sheehan (66)	Chief Compliance Officer and Director of Internal Audit (serves at the discretion of the Board); since 2004	Chief Compliance Officer of RMR Advisors since 2004; Director of Internal Audit of CommonWealth REIT, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. since 2003; Director of Internal Audit of TravelCenters of America LLC since 2007; and Director of Internal Audit of Government Properties Income Trust since 2009.	2

†
Includes the length of time served as an officer of the Funds' predecessor funds.

††
Adam D. Portnoy is the son of Barry M. Portnoy, a Trustee of the Funds.

Trustee Beneficial Ownership of Securities

        The following table sets forth, for each Trustee, the aggregate dollar range of each Fund's equity securities beneficially owned and equity securities in the same family of investment companies overseen by each Fund Trustee beneficially owned as of April 30, 2011 unless otherwise noted. The information as to beneficial ownership is based on statements furnished to the Funds by such Trustees.

Name	Dollar range of equity securities in RAP	Dollar range of equity securities in RIF	Aggregate dollar range of equity securities in all of the funds overseen by the Trustees in family of investment companies*
Interested Trustees
Barry M. Portnoy	over $100,000	over $100,000	over $100,000
Adam D. Portnoy	over $100,000	over $100,000	over $100,000
Disinterested Trustees
John L. Harrington	$0	over $100,000	over $100,000
Jeffrey P. Somers	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
Arthur G. Koumantzelis	$1 - $10,000	$1 - $10,000	$1 - $10,000

*
This column includes the aggregate dollar range of equity securities of RIF and RAP, which together comprise the RMR Funds, beneficially owned by each Trustee.

        The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. The following table sets

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forth for each Independent Trustee of the Funds information regarding securities beneficially owned by them of those companies that Reit Management provides management services to.

Name	Company	Title of Class	Value of Securities†	Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$416,829.00	*
John L. Harrington	Senior Housing Properties Trust	Common	$320,220.00	*
John L. Harrington	Government Properties Income Trust	Common	$41,130.00	*
John L. Harrington	Five Star Quality Care, Inc.	Common	$16,899.00	*
John L. Harrington	TravelCenters of America LLC	Common	$5,882.76	*
Arthur G. Koumantzelis	Five Star Quality Care, Inc.	Common	$296,768.00	*
Arthur G. Koumantzelis	Hospitality Properties Trust	Common	$129,347.00	*
Arthur G. Koumantzelis	TravelCenters of America LLC	Common	$96,366.00	*
Arthur G. Koumantzelis	Senior Housing Properties Trust	Common	$62,045.00	*
Arthur G. Koumantzelis	CWH Properties Trust	Common	$29,968.00	*
Jeffrey P. Somers	Senior Housing Properties Trust	Common	$189,760.00	*
Jeffrey P. Somers	Government Properties Income Trust	Common	$130,245.00	*

†
As of April 30, 2011.

*
Less than 1%.

Codes of Ethics

        The Funds, the Advisor and MacarthurCook have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities and offerings, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and Trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, a Fund had been considering for purchase or sale, or is purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or a Fund's Board as deemed appropriate by the Board. Text only versions of these codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy these documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, or by e-mail request at publicinfo@sec.gov. The Funds also maintain copies of their codes of ethics on their website, www.rmrfunds.com.

Proxy Voting Policies

        Each Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by each Fund. Each Fund's policies and procedures are implemented by the Advisor or MacarthurCook, as applicable. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor, MacarthurCook or the Board of a Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of a Fund's shareholders will not be supported.

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        Proxies solicited by issuers whose securities are held by a Fund will be voted solely in the interests of the shareholders of that Fund. Any conflict of interest will be resolved in the way that will most benefit a Fund and its shareholders. The Advisor and MacarthurCook shall not vote proxies for a Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the Fund's Board. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board and the Advisor and MacarthurCook will follow the instructions of the Board.

        Information regarding how the Advisor and MacarthurCook voted the proxies received by each Fund during the 12-month period ended June 30, 2010 is available (i) without charge, on request, by calling the Fund at (866) 790-8165, or (ii) by visiting the SEC's website at http://www.sec.gov and accessing each Fund's Form N-PX.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

        RMR Advisors, Inc. (the "Advisor"), located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, serves as the investment adviser and administrator for each Fund. The Advisor was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy. State Street Bank and Trust Company ("State Street"), located at Two Avenue de Lafayette, Boston, Massachusetts 02111, is each Fund's sub-administrator. For more information regarding administrative services, see "Administrative Services" below.

        The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. Together, as of December 31, 2010, the entities managed by the Advisor and Reit Management have a total market capitalization of approximately $18.2 billion.

        As more fully described in the Proxy Statement/Prospectus, under the terms of the Funds' investment advisory agreements with the Advisor, the Advisor provides RIF with an investment program, oversees RAP's investment program and MacarthurCook, makes investment decisions for RIF and manages each Fund's business affairs in accordance with that Fund's investment objectives and policies, subject to the general supervision of that Fund's Board.

Investment Subadvisory Agreement

        MacarthurCook Investment Managers Ltd. ("MacarthurCook"), located at Level Four, Level 16, 323 Castlereagh Street, Sydney, NSW 2000, Australia, serves as the investment subadvisor for each Fund. MacarthurCook is an Australian based specialist manager of public real estate securities, private equity real estate and real estate debt and is a member of the AIMS Financial Group (a group of Australian companies founded and controlled by Mr. George Wang as sole principal) ("AIMS Financial"). MacarthurCook began the substantial part of its business activities in May 2003. As of December 31, 2010, AIMS Financial managed (including management through MacarthurCook) [    ] non-U.S. investment funds with over A$[    ] billion of assets that invest primarily in Asia Pacific real estate securities and other real estate assets (the "AIMS Funds"). The AIMS Funds include real estate property funds, mortgage funds and real estate securities funds. Substantially all of the assets of the AIMS Funds are located in Australia and other Asia Pacific regions. [            ] of the AIMS Funds are listed either on the Australian Stock Exchange or the Singapore Stock Exchange or both. MacarthurCook became registered with the SEC as an investment adviser in March 2006.

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        As more fully described in the Proxy Statement/Prospectus, under the terms of the investment subadvisory agreement among RAP, the Advisor and MacarthurCook, MacarthurCook makes investment decisions for RAP and generally manages RAP's assets in accordance with its investment objective and policies, subject to the general supervision of the Advisor and RAP's Board. Generally, RAP's investment subadvisory agreement may be terminated by a majority of RAP's Trustees or by a proper vote of RAP's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. RAP's subadvisory agreement terminates automatically on its assignment (as that term is defined in the 1940 Act).

        The investment subadvisory agreement among the Advisor, MacarthurCook and RAP was initially approved by RAP's Board and RAP's shareholders in 2009. RAP does not pay MacarthurCook for services under the subadvisory agreement, but the Advisor pays MacarthurCook a monthly fee equal to an annual rate of 0.375% of RAP's average daily managed assets. As of December 31, 2010, the managed assets of RAP were approximately $77.1 million. RAP's managed assets are equal to the net asset value attributable to RAP's common shares plus the liquidation preference of RAP's preferred shares outstanding, if any, and the principal amount of RAP's borrowings outstanding, if any. MacarthurCook has contractually agreed to waive subadvisory fees such that the fee payable will be equal to 0.25% of RAP's average daily managed assets until May 25, 2012. Neither MacarthurCook nor any of its affiliated companies receive compensation from RAP other than pursuant to the subadvisory fees described herein.

        In connection with the consummation of the Reorganization, RAP's investment sub-advisory agreement with MacarthurCook will terminate and MacarthurCook will not be engaged to provide any investment advisory services to the Reorganized Fund. MacarthurCook may, however, be engaged by the Advisor to provide certain non-advisory services (e.g., broker introductions and information regarding Asia Pacific market customs, rules and practices) in connection with the Reorganized Fund's divestment of the RAP Legacy Assets. Thus, following the Reorganization, all investment decisions with respect to RAP Legacy Assets will be made by the Advisor—specifically, by RIF's portfolio managers who formerly managed RIF, who will serve as the Reorganized Fund's portfolio managers—both during the period prior to the Reorganized Fund's planned liquidation of the RAP Legacy Assets and in connection with such liquidation. The Advisor is generally familiar with the RAP Legacy Assets as a result of having, in its role as investment adviser to RAP, supervised the services provided by MacarthurCook to RAP and will use the information it has received in such capacity in connection with the anticipated disposition of all or substantially all of the RAP Legacy Assets.

        The Advisor paid subadvisory fees to MacarthurCook with respect to RAP, net of contractual waivers, as set forth in the following table:

YEAR ENDED DECEMBER 31, 2010(1)	YEAR ENDED DECEMBER 31, 2009(2)	YEAR ENDED DECEMBER 31, 2008(3)
$180,617	$163,324	$218,884

(1)
RAP's contractual subadvisory fee waiver amounted to $90,309 for the year ended December 31, 2010. RAP's subadvisory fee waiver will expire on May 25, 2012.

(2)
Includes compensation paid in respect of RAP's predecessor funds. MacarthurCook contractually waived a portion of its subadvisory fees in respect of these predecessor funds and a portion of its subadvisory fee in respect of RAP. The aggregate amount of fees waived in respect of RAP and such predecessor funds by MacarthurCook was $81,662.

(3)
Aggregate compensation paid in respect of RAP's predecessor funds. MacarthurCook contractually waived a portion of its subadvisory fees in respect of these predecessor funds. The aggregate amount of fees waived in respect of such predecessor funds by MacarthurCook was $109,442.

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Administrative Services

        In addition to the investment advisory agreements described in the Proxy Statement/Prospectus and above, each Fund has entered into an administration agreement with the Advisor (each an "Administration Agreement"). Pursuant to the Administration Agreements, the Advisor performs administrative and accounting functions for each Fund, including: (i) providing office space, telephones, office equipment and supplies; (ii) authorizing expenditures and approving bills for payment on each Fund's behalf; (iii) supervising preparation of the periodic updating of each Fund's registration statement, including the prospectus and SAI of each Fund, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) preparing periodic reports for each Fund for filing with the SEC and distributing to each Fund's shareholders, as applicable, and preparing other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of each Fund's investment portfolio and the publication of the net asset value of each Fund's shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to each Fund, including each Fund's attorneys, accountants, custodian, transfer agents and printers; (vii) supervising compliance by each Fund with record keeping requirements under the 1940 Act and the regulations thereunder; (viii) maintaining books and records for each Fund (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring each Fund's compliance with the Code. The Advisor also provides each Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with the sub-administrator, transfer agent, custodian and dividend reinvestment plan agent of each Fund. The personnel rendering these services may be employees of the Advisor or its affiliates and may act as officers of a Fund.

        Pursuant to each Administration Agreement, and with the approval of each Fund's Board, the Advisor has chosen State Street as sub-administrator for each Fund. Under each sub-administration agreement, State Street is responsible for performing most of the foregoing administrative functions, including: (i) determining each Fund's net asset value and preparing these figures for publication; (ii) maintaining certain books and records of each Fund that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for each Fund's income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

        For reviewing the work performed by State Street and for performing administrative services not provided by State Street, no Fund pays the Advisor any fee in addition to advisory fees it pays to the Advisor. Instead, under each Fund's Administration Agreement, each Fund reimburses the Advisor for the costs of these services, including the monthly fees paid to State Street which are described in the Proxy Statement/Prospectus, and a reasonable allocation of the costs of goods and services provided by the Advisor and its affiliates to each Fund and to third parties.

        To date, amounts paid or payable to the Advisor under the Administration Agreements have been limited to reimbursement of the fees charged to the Advisor for each Fund by State Street that totaled $119,599 and $119,769 for RAP and RIF, respectively, for the year ended December 31, 2010.

        Wells Fargo is the transfer agent and the dividend paying agent for each Fund. Wells Fargo is an affiliated person of RAP as defined in the 1940 Act because Wells Fargo has reported that it owns more than 5% of RAP's outstanding voting securities. Since RIF and RAP are affiliated persons of each other as defined in the 1940 Act, Wells Fargo is an affiliated person of an affiliated person of RIF. To the Funds' knowledge, Wells Fargo has been an affiliated person of the Funds since March 2011. Wells Fargo bills the Funds monthly for services provided as a transfer agent. The expense incurred for the six months ended June 30, 2011 is $11,901 for each of RAP and RIF.

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Custodian

        Portfolio securities of each Fund are held pursuant to a custodian agreement between each Fund and State Street. Under each custodian agreement, State Street performs custody, portfolio, foreign custody manager and fund accounting services.

Independent Registered Public Accounting Firm

        [            ], with its principal place of business located at [                        ], serves as each Fund's independent registered public accounting firm. [                        ] provides to each Fund audit services, audit related services for the issuance of agreed upon procedure reports to rating agencies, and tax services, including reviewing tax reporting and tax compliance procedures, and it consults with each Fund in connection with the review of each Fund's SEC filings.

PORTFOLIO MANAGERS

Portfolio Managers and Other Accounts Managed

  RIF / Reorganized Fund

        RIF's portfolio managers are, and the Reorganized Fund's portfolio managers will be, Fernando Diaz, Adam D. Portnoy and Barry M. Portnoy. The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. RIF pays an advisory fee to the Advisor solely on the basis of its assets under management. As of December 31, 2010, the portfolio managers managed no other accounts.

        Potential Conflicts of Interest.    Because the portfolio managers are only responsible for the day to day management of RIF's account and, after the Reorganization, will only be responsible for the day to day management of the Reorganized Fund's account, they are not subject to conflicts of interest arising as a result of managing the investments of multiple accounts. Nonetheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for RIF or the Reorganized Fund. Subject to the supervision of RIF's or the Reorganized Fund's Board, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the funds, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for RIF or the Reorganized Fund since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to RIF's or the Reorganized Fund's account based on the amount of brokerage commissions paid by RIF or the Reorganized Fund and such other client accounts. To the extent that the Advisor uses commission dollars to obtain

29

research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the RIF's account.

  RAP

        RAP's portfolio managers are John K. Snowden and Vee Chan Soe. At MacarthurCook, Mr. Snowden and Mr. Soe only manage the registrant's account.

        Potential Conflicts of Interest.    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the registrant as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages.

        A portfolio manager may also have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the oversight of RAP's Board and the Advisor, MacarthurCook is authorized to employ such securities brokers and dealers for the purchase and sale of RAP's assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, MacarthurCook seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, MacarthurCook considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since MacarthurCook is permitted to select brokers that furnish MacarthurCook or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in MacarthurCook's view, appropriate assistance to MacarthurCook in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of MacarthurCook's or its affiliates' clients.

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Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that MacarthurCook uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. MacarthurCook may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it. MacarthurCook may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services MacarthurCook believes are useful in its decision-making or trade execution processes.

        MacarthurCook may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires MacarthurCook to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. MacarthurCook believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        MacarthurCook believes that the risk of a material conflict of interest developing is limited because (i) its accounts, including RAP's, are generally managed in a similar fashion, (ii) MacarthurCook has adopted policies requiring the equitable allocation of trade orders for a particular security among participating accounts, (iii) to date brokers with whom MacarthurCook places portfolio transactions on behalf of the registrant typically have not conditioned the availability of research on commission related factors, and (iv) the subadvisory fee and portfolio manager's compensation are not affected by the amount of time required to manage each account. As a result, MacarthurCook does not believe that any of these potential sources of conflicts of interest will materially affect the portfolio manager's professional judgment in managing RAP's account.

Structure of Compensation

  RAP

        Compensation of Mr. Snowden and Mr. Soe includes base salary and annual cash bonus. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered in determining compensation and, in particular, the cash bonus paid by MacarthurCook at the end of each fiscal year. Other factors which may be considered in setting the compensation of Mr. Snowden and Mr. Soe are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market. Mr. Snowden and Mr. Soe devote a substantial majority of their business time providing services as portfolio managers of RAP.

  RIF / Reorganized Fund

        Mr. Barry Portnoy is a voting, 55% owner of the Advisor and Mr. Adam Portnoy is a non-voting, 45% owner of the Advisor. The Advisor pays no direct compensation to Mr. Barry Portnoy for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any. The Advisor pays an annual cash bonus to Mr. Adam Portnoy based upon the discretion of the board of directors of the Advisor. The Advisor's board of directors consists of Messrs. Barry Portnoy and Adam Portnoy. Mr. Adam Portnoy receives no other direct compensation from the Advisor for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

        The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he

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has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Messrs. Barry Portnoy and Adam Portnoy also receive compensation for their services to affiliates of the Advisor.

Ownership of Securities

        The following table sets forth, for each portfolio manager, the aggregate dollar range of each Fund's equity securities beneficially owned as of April 30, 2011 unless otherwise noted.

RAP

Name of Portfolio Manager	Dollar range of equity securities in RAP
John K. Snowden	0
Vee Chan Soe	0

RIF

Name of Portfolio Manager	Dollar range of equity securities in RIF
Fernando Diaz	$10,001 - $50,000
Adam D. Portnoy	over $1,000,000
Barry M. Portnoy	over $1,000,000

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PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the supervision of the each Fund's Board, decisions to buy and sell securities for a Fund and negotiation of the brokerage commissions which a Fund pays are made by the Advisor or MacarthurCook, as applicable (for purposes of this discussion, the Advisor and MacarthurCook are collectively referred to as the "Advisor"). Transactions on U.S. stock exchanges involve payment of negotiated brokerage commissions; brokerage practices on non-U.S. stock exchanges vary. There is generally no stated commission in the case of securities traded in the over the counter market but the price a Fund pays usually includes an undisclosed dealer commission or mark up. In certain instances, a Fund may make purchases of underwritten issues at prices which include underwriting fees.

        Subject to the supervision of each Fund's Board, the Advisor is authorized to employ such securities dealers and brokers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        The Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's clients. Such products and services may disproportionately benefit other client accounts relative to a Fund's account based on the amount of brokerage commissions paid by a Fund and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        Investment decisions for the Funds and any other entities which are or may become investment advisory clients of the Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by a Fund may also be appropriate for other Funds and other clients served by the Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the other Funds or clients served by the Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund

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and clients in a manner deemed fair and reasonable by the Advisor. The Advisor may aggregate orders for a Fund with simultaneous transactions entered into on behalf of other Funds or its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of each of the Funds' Trustees that the desirability of the Funds having advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions.

        Since the fiscal year ended December 31, 2008 through the fiscal year ended December 31, 2010, RAP and RIF, or their respective predecessor funds, each paid the following amounts in total brokerage commissions:

Fund	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008
RAP	$163,414	$183,329	$165,599
RIF	$53,373	$85,468	$258,608

PRIVACY POLICY

        The Funds are committed to maintaining your privacy and to safeguarding your nonpublic personal information. The Funds do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of a Fund's shares. If you are the record owner of a Fund's shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your Fund share transactions, either directly or through our transfer agent. The Funds do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. The Funds restrict access to nonpublic personal information about you to the Advisor, the Advisor's employees and other service providers with a legitimate business need for the information.

U.S. FEDERAL INCOME TAX MATTERS

        Set forth below is a discussion of the material U.S. federal income tax aspects concerning each Fund and the purchase, ownership and disposition of common shares and preferred shares, if any, of each Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Fund shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your shares as a capital asset. This discussion is based on present provisions of the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the U.S. federal income tax consequences of the purchase, ownership or disposition of common shares and preferred shares of each Fund, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Taxation of the Funds

        Each Fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company ("RIC") under the Code, although the Funds cannot give complete assurance that they will so qualify. To qualify for this treatment, a Fund must generally, among other

34

things: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its investing in securities or those currencies; (ii) timely distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain in excess of net long-term capital loss and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (iii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of that Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of that Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers the Fund controls (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) that are engaged in the same, similar or related trades or businesses.

        If a Fund qualifies for treatment as a RIC, it generally will not be subject to U.S. federal income tax on income and gains it timely distributes to its shareholders (including capital gain dividends, as discussed below). If a Fund fails to qualify for treatment as a RIC for any taxable year, it would be taxed at regular corporate rates on the full amount of it's taxable income for that year without being able to deduct the distributions it makes to its shareholders, and its shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

        Each Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. Generally, each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income.

        To the extent any Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98.2% of its net capital gains for the one year period ending October 31 of that year, plus 100% of any retained amount of either its ordinary income or net capital gains from the prior year, the Fund will be subject to a nondeductible 4% excise tax. For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution a Fund pays to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds generally intend to make distributions sufficient to avoid imposition of material excise tax.

        If at any time when preferred shares of RIF are outstanding RIF fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage (each as defined in the Proxy Statement/Prospectus), RIF generally may not declare, pay or set apart for payment any dividend or other distribution to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. Such a suspension may prevent RIF from satisfying the RIC distribution requirement and may therefore jeopardize its qualification as a RIC or cause it to incur an income tax or excise tax liability, or both. If RIF does not timely cure its failure to meet such maintenance amount or asset coverage when preferred shares are outstanding, it will be required to redeem preferred shares to restore such maintenance amount or asset coverage, as the case may be, and such a redemption may allow RIF to avoid failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve such objective.

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Taxation of Shareholders

        Distributions.    As long as each Fund qualifies for treatment as a RIC, distributions each Fund makes to its shareholders from its investment company taxable income generally will be taxable to them as ordinary income to the extent of the Fund's earnings and profits. A portion of RIF's distributions are likely to be classified based upon the character of distributions it receives from real estate investment trusts ("REITs"), e.g., as ordinary income, qualified dividend income, capital gains or return of capital. Distributions of net capital gain that are properly designated as such will be taxable to each shareholder as long term capital gain, regardless of how long the shareholder has held the shares in the Fund. Capital gain dividends that the Funds pay with respect to gains recognized on sales or exchanges of capital assets through December 31, 2012, as well as any dividends that the Funds pay with respect to qualified dividend income received by a Fund through December 31, 2012, will generally be subject to a maximum U.S. federal income tax rate of 15%. Thereafter, the Fund's dividends, other than capital gains dividends, will be fully taxable at ordinary income rates unless further Congressional action is taken.

        Individuals will be taxed at the rates applicable to long-term capital gains on distributions of investment income that qualifies to be designated by a Fund as derived from qualified dividend income (generally dividends paid by U.S. corporations and qualified foreign corporations), provided holding period and other requirements are met by the shareholder. Specifically, a dividend paid by a Fund to a shareholder will not be treated as qualified dividend income of the shareholder (i) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (iii) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Dividends a Fund receives from REITs, however, generally will not be eligible for treatment as qualified dividend income.

        If a portion of a Fund's income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate shareholders, if properly designated, may be eligible for the dividends received deduction. Dividends a corporate shareholder receives and deducts pursuant to the dividends received deduction are subject to the U.S. federal alternative minimum tax. Dividends a Fund receives from REITs, however, generally will not be eligible for the corporate dividends received deduction.

        No assurance can be given as to what portion, if any, of the Fund's distributions will qualify for favorable treatment as capital gains dividends, qualified dividend income or dividends eligible for the corporate dividends received deduction. Each Fund will notify its shareholders annually of the amount of its dividends that so qualify.

        If a Fund makes a distribution to you in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in your Fund shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in your Fund shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of your Fund shares. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents, as an economic matter, in part a return of your invested capital.

        Each Fund may designate all or a portion of any retained net capital gain as undistributed capital gains in a notice to you, and if it does so, you will (i) be required to include in your U.S. federal taxable income, as long-term capital gain, your share of the retained amount and (ii) be entitled to credit your proportionate share of the tax the Fund paid on the retained amount against your U.S.

36

federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For U.S. federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (ii) of the preceding sentence.

        The amount of each Fund's distributions and its distributions policies are subject to periodic review and change by each Fund's respective Board based upon such Fund's performance, its expected performance and other factors considered from time to time. Although RIF does not anticipate that the amount of its distributions to its common shareholders will impact its distributions to its preferred shareholders, distributions to RIF's preferred shareholders are on a priority though limited basis and therefore may impact the amount available for distribution to RIF's common shareholders. The IRS currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, RIF intends each year to allocate capital gain dividends between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction, if any, will similarly be allocated between and among these classes. Distributions in excess of RIF's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since RIF's current and accumulated earnings and profits will first be used to pay distributions on its preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to common shareholders.

        Each Fund will notify shareholders annually as to the U.S. federal tax status of such Fund's distributions to them.

        Sale or Redemption of Shares.    Your sale or other disposition of Fund shares will give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Such gain is generally taxable to individuals at a maximum rate of 15% through December 31, 2010. However, if you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund preferred shares will be disallowed to the extent other preferred shares of that Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss. Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income.

        From time to time a Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If a Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

        RIF may, at its option, redeem its preferred shares in whole or in part and is generally required to redeem its preferred shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (each as defined in the Proxy Statement/Prospectus). Gain or loss, if any, resulting from such a redemption of RIF preferred shares will be taxed as gain or loss from the sale or exchange of these shares rather than as a dividend, but only if the redemption distribution (i) is deemed not to be essentially equivalent to a dividend, (ii) is in complete redemption of the preferred shareholder's interest in the Fund, (iii) is "substantially disproportionate" with respect to the preferred shareholder's interest in the Fund, or (iv) with respect to a non-corporate preferred shareholder, is in partial liquidation of the Fund. For purposes of (i), (ii) and (iii) above, a preferred shareholder's ownership of common shares will be taken into account.

37

        Backup Withholding.    Each Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other noncorporate shareholder who fails to properly furnish such Fund with a correct taxpayer identification number. Withholding at the 28% rate also is required from all distributions otherwise payable to a shareholder who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

        Non-U.S. Shareholders.    The following discussion relates to the U.S. taxation of a shareholder who is a Non-U.S. Shareholder (as defined below), and whose income from a Fund or the sale of shares of a Fund is not effectively connected with a U.S. trade or business carried on by the shareholder.

        A "Non-U.S. Shareholder" is any person other than:

  •
  a citizen or resident of the United States;

  •
  a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust if you (i) are subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of your substantial decisions or (ii) have a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

        If you are a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of a partner generally will depend upon the status of such partner and your activities.

        Generally, a Fund's distributions of investment company taxable income, including any dividends designated as qualified dividend income, will be subject to a U.S. withholding tax of 30% (or lower treaty rate).

        In addition, RIF's distributions attributable to RIF's receipt of a distribution from a REIT, which distribution itself is attributable to the sale or exchange of United States real property interests, will be subject to U.S. withholding tax when paid to a Non-U.S. Shareholder. Such a distribution will also give rise to an obligation on the part of the Non-U.S. Shareholder to file a U.S. federal income tax return. RIF's gain from the sale of (i) shares of "domestically controlled" REITs (generally, REITs that are less than 50% owned by foreign persons) or (ii) shares representing, together with any other shares owned by the Fund, 5% or less of a publicly traded class of stock of any corporation (including REITs that are not domestically controlled), will not be considered gain from a U.S. real property interest. RIF expects that substantially all of its investments in stock potentially treated as a U.S. real property interest will qualify under either or both of these exceptions to the withholding and tax filing rules, but there can be no assurance in this regard.

        Capital gain dividends and any amounts retained by a Fund that are designated as undistributed capital gains will generally not be subject to U.S. federal withholding tax unless the Non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In the case of a Non-U.S. Shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. federal income tax on distributions of net capital gain unless the Non-U.S. Shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

38

        Any gain that a Non-U.S. Shareholder realizes upon the sale or exchange of Fund shares will ordinarily be exempt from U.S. federal income and withholding tax unless (i) in the case of a shareholder who is a nonresident alien individual, the gain is U.S.-source income and such Non-U.S. Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such shares and the five year period ending on the date of the disposition of those shares, the Fund was a U.S. real property holding corporation and the Non-U.S. Shareholder actually or constructively held more than 5% of the shares of the same class of shares as the shares that were sold. In the case of clause (ii) of the preceding sentence, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above, a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares, and the withheld amounts would be credited against the Non-U.S. Shareholder's U.S. federal income tax liability on such disposition.

        A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Funds, U.S. real property interests include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations and certain participating debt securities). While there can be no assurance in this regard, the Funds do not intend to be U.S. real property holding corporations.

Tax Consequences of Certain Investments

        General.    Certain of the Funds' investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Funds monitor their transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification as a RIC.

        Securities Issued or Purchased at a Discount.    Each Fund may acquire securities issued with original issue discount, or OID. As a holder of those securities, each Fund must include in gross income the OID that accrues on them during the taxable year, even if such Fund receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of a Fund's portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease such Fund's investment company taxable income and/or net capital gain.

        Foreign Securities.    Dividends and interest each Fund receives, and gains each Fund realizes, on its investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on these investments. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however,

39

and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        If more than 50% of a Fund's total assets at the close of a taxable year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by such Fund as paid by such Fund's shareholders. Shortly after any year for which a Fund makes this election, such Fund will report to that Fund's shareholders the amount per share of such foreign income tax that would be included in each shareholder's gross income and the amount that will be available for the deduction or credit. You may not claim a deduction for foreign taxes if you do not itemize deductions. Certain limitations will be imposed on the extent to which a credit for foreign taxes may be claimed.

        Each Fund may invest in the stock of passive foreign investment companies ("PFICs"). In general, a PFIC in any foreign corporation if: (i) 75% or more of its gross income for the taxable year consists of passive income or (ii) 50% or more of its assets for the taxable year consists of assets that produce, or are held for the production of, passive income. Each Fund intends to elect to mark to market its PFIC stock ("Mark-to-Market Election") and include in income any resulting gain or loss for those PFICs in which it invests. Under a Mark-to-Market Election, each Fund will not be deemed to have received distributions of net investment income or net capital gains from the PFIC. If a Fund makes a Mark-to-Market Election with respect to a PFIC, such Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund's taxable year and will be required to include in that Fund's gross income the positive difference, if any, between the fair market value of the PFIC's shares as of the end of such Fund's taxable year and the adjusted basis of such shares. All such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from such Fund's actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund's hands. Thus, each Fund cannot generate long-term capital gains with respect to PFIC stock for which such Fund has made a Mark-to-Market Election. Each Fund will recognize income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute investment company taxable income subject to annual distribution necessary to maintain such Fund's qualification as a RIC. Each Fund's basis in the shares it owns in the PFIC will be increased to reflect any such recognized income. Each Fund may deduct any decrease in value of the PFIC shares equal to the excess of its adjusted basis in the shares over the fair market value of the shares as of the end of such Fund's taxable year, but only to the extent of any net mark-to-market gains included in such Fund's income for prior taxable years.

        Each Fund intends to borrow funds or to sell a sufficient amount of its investments in PFICs for which such Fund has made a Mark-to-Market Election so that such Fund has sufficient cash to meet the distribution requirements necessary to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes. However, no assurance can be given in this regard.

        Foreign Currency Transactions.    Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or an expense denominated in a foreign currency and the time the Fund actually collects such income or pays such expense are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, certain futures contracts, unlisted options and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        Securities with Uncertain Tax Treatment.    Certain securities each Fund may invest in are, or income from these securities is, subject to uncertain U.S. federal income tax treatment or recharacterization by the IRS. If a Fund encounters revised or recharacterized tax treatments, the timing or character of income recognized by the Fund may be affected and may compel portfolio changes that the Fund might not otherwise undertake to ensure compliance with the tax rules applicable to RICs under the Code.

40

        Certain Real Estate Companies.    Income that a Fund derives from a real estate company classified for U.S. federal income tax purposes as a partnership (and not as a corporation or REIT) will be treated as qualifying income under the RIC income requirements only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by a Fund in the same manner as realized by the partnership. Each Fund will restrict its investments in partnerships to maintain its qualification as a RIC.

        Certain types of income received by some Funds from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as "excess inclusion income." Such excess inclusion income may (i) constitute "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) as UBTI, cause a charitable remainder trust to lose its tax-exempt status, (iii) not be offset against net operating losses for tax purposes, (iv) not be eligible for reduced U.S. withholding for Non-U.S. Shareholders even from tax treaty countries and (v) cause a Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in shares of the Funds should consult their own tax advisers regarding the purchase, ownership and disposition of any of the Fund shares.

ADDITIONAL INFORMATION

        A Registration Statement on Form N-14, relating to the shares offered hereby, has been filed by RAP with the SEC. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to RIF and RAP, and the RAP Common Shares and the Reorganized Fund Preferred Shares offered hereby, reference is made to that Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are only summaries and are not complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The Registration Statement is also available on the SEC's website at www.sec.gov.

FINANCIAL STATEMENTS

        Incorporated herein by reference are:

  (i)
  the audited financial statements of RAP for the fiscal year ended December 31, 2010, which are included in RAP's annual report on Form N-CSR filed with the SEC on February 28, 2011; and

  (ii)
  the audited financial statements of RIF for the fiscal year ended December 31, 2010, which are included in RIF's annual report on Form N-CSR filed with the SEC on February 28, 2011.

41

PRO FORMA FINANCIAL STATEMENTS

        Set forth in Appendix A hereto are unaudited pro forma financial statements of the Reorganized Fund which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at December 31, 2010, (ii) Pro Forma Condensed Statements of Operations for the year ended December 31, 2010 and (iii) Pro Forma Portfolios of Investments at December 31, 2010. RAP's Board believes that there are benefits to combining RIF with RAP, such as the potential for economies of scale and enhanced market liquidity for RAP Common Shares discussed elsewhere in the Proxy Statement/Prospectus and the ability for RAP shareholders to remain in an investment program focused on the real estate sector. RAP's Board thus believes that it is in the best interests of its shareholders to consummate the Reorganization. See "Summary—Background and Reasons for the Proposed Reorganization" and "Board Considerations" in the Proxy Statement/Prospectus.

        These unaudited pro forma financial statements of the Reorganized Fund are based in part upon the audited historical financial statements of the Funds as of and for the year ended December 31, 2010, which are incorporated herein by reference, and should be read in conjunction with those financial statements and the notes thereto. The unaudited pro forma financial statements are presented for informational purposes only and may not necessarily be representative of what the actual combined financial position or results of operations would have been had the Reorganization taken place as of or for the period presented or for any future date or period.

        The unaudited pro forma financial statements of the Reorganized Fund have been adjusted to reflect the anticipated investment income and operating expenses of the Reorganized Fund, assuming that 20% of RAP's common shares are repurchased in a self tender offer prior to the consummation of the Reorganization and assuming that the RAP Legacy Assets are liquidated and the net proceeds invested in real estate related securities in the United States with a yield (calculated as annualized dividend income from the portfolio of investments as a percentage of the value of the portfolio investments) at the same rate as RIF's portfolio of investments, which as of June 30, 2011 was 5.8%. Certain expenses, which are determined on a sliding scale based on managed assets, have been adjusted to reflect the Reorganization and other expenses have been adjusted to eliminate duplicative and nonrecurring services and costs. Other costs which may change as a result of the Reorganization are currently undeterminable. Actual results could differ from these estimates.

42

APPENDIX A—PRO FORMA FINANCIAL STATEMENTS

Pro Forma Statement of Assets and Liabilities

        The following unaudited pro forma combined Statement of Assets and Liabilities has been derived from the Statement of Assets and Liabilities of RAP and RIF as of December 31, 2010, and such information has been adjusted to give effect to the Reorganization. The pro forma combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if the Reorganization had occurred on December 31, 2010. The pro forma combined Statement of Assets and Liabilities should be read in conjunction with RAP's and RIF's audited financial statements and related notes thereto as of and for the year ended December 31, 2010, which are included in the Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 28, 2011, and incorporated by reference thereto in the Proxy Statement/Prospectus.

RMR Asia Pacific Real Estate Fund

Pro Forma Financial Statements

Statement of Assets and Liabilities

December 31, 2010 (unaudited)

	RAP Historical	RAP Tender Offer Adjustments(a)		RAP (Adjusted)	RIF Historical	Reorganization Adjustments(a)		RAP Pro Forma
Assets
Investments in securities, at value (cost of $72,742,015 for RAP and $110,979,598 for RIF)	$78,636,405	$(15,584,587	)(b)	$63,051,818	$111,606,908	$(2,093,000	)(c)	$172,565,726
Cash	507	—		507	228	—		735
Cash denominated in foreign currencies, at value (cost of $878,328 for RAP and $0 for RIF)	879,086	—		879,086	—	—		879,086
Dividends and interest receivable	321,298	—		321,298	923,888	—		1,245,186
Prepaid expenses	12,144	—		12,144	182,403	—		194,547

Total assets	79,849,440	(15,584,587)		64,264,853	112,713,427	(2,093,000)		174,885,280

Liabilities
Revolving credit facility	—	—		—	10,000,000	—		10,000,000
Advisory fee payable	48,660	—		48,660	79,878	—		128,538
Interest payable	—	—		—	24,335	—		24,335
Distributions payable—preferred shares	—	—		—	1,748	—		1,748
Distributions payable—common shares	2,490,508	—		2,490,508	—	—		2,490,508
Accrued expenses and other liabilities	187,336	—		187,336	181,504	—		368,840

Total liabilities	2,726,504	—		2,726,504	10,287,465	—		13,013,969

RMR Asia Pacific Real Estate Fund

Pro Forma Financial Statements

Statement of Assets and Liabilities (Continued)

December 31, 2010 (unaudited)

	RAP Historical	RAP Tender Offer Adjustments(a)		RAP (Adjusted)	RIF Historical	Reorganization Adjustments(a)		RAP Pro Forma
Preferred shares, at liquidation preference
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	$—	$—		$—	$16,675,000	$—		$16,675,000

Net assets attributable to common shares	$77,122,936	$(15,584,587)		$61,538,349	$85,750,962	$(2,093,000)		$145,196,311

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized,	$3,343	$(669	)(b)	$2,674	$2,376	$1,433	(d)	$6,483
Additional paid-in capital	116,157,501	(15,583,918	)(b)	100,573,583	139,570,881	(1,433	)(d)	240,143,031
(Over) under distributions of net investment income	(2,548,554)	—		(2,548,554)	(1,748)	(2,093,000	)(c)	(4,643,302)
Accumulated net realized gain (loss) on investment transactions	(42,389,106)	—		(42,389,106)	(54,447,857)	—		(96,836,963)
Net unrealized appreciation (depreciation) on investments	5,899,752	—		5,899,752	627,310	—		6,527,062

Net assets attributable to common shares	$77,122,936	$(15,584,587)		$61,538,349	$85,750,962	$(2,093,000)		$145,196,311

Common shares outstanding	3,342,963	(668,593)		2,674,370	2,375,718	(1,432,472	)(d)	6,482,560

Net asset value per share attributable to common shares	$23.07	$—		$23.01	$36.09	$—		$22.40

Notes to pro forma statement of assets and liabilities.

(a)
The pro forma adjustments assume the RAP self tender offer and the Reorganization occurred on December 31, 2010.

(b)
The adjustments represent the impact of the self tender offer by RAP for 20% of its outstanding common shares at net asset value, including estimated tender offer expenses ($125,000) and the estimated cost of liquidating RAP's Legacy Assets ($35,000).

(c)
The adjustments represent the impact of the distribution by RAP of estimated undistributed taxable income ($1,140,000), payment of the estimated Reorganization expenses ($850,000) and the estimated cost of liquidating RAP's Legacy Assets ($145,000), net of proceeds from the buyout of the remaining fee waiver by the Advisor ($42,000).

(d)
Represents the Reorganization share exchange based on RAP's net asset value per common share.

Pro Forma Statement of Operations

        The following unaudited pro forma combined Statement of Operations has been derived from the Statement of Operations of RAP and RIF for the year ended December 31, 2010, and such information has been adjusted to give effect to the Reorganization. The pro forma combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if the Reorganization had occurred on January 1, 2010. The pro forma combined Statement of Operations should be read in conjunction with RAP's and RIF's audited financial statements and related notes thereto as of and for the year ended December 31, 2010, which are included in the Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 28, 2011, and incorporated by reference thereto in the Proxy Statement/Prospectus.

RMR Asia Pacific Real Estate Fund

Pro Forma Financial Statements

Statement of Operations

For the Year Ended December 31, 2010 (unaudited)

	RAP Historical	RAP Tender Offer Adjustments(a)		RAP (Adjusted)	RIF Historical	Reorganization Adjustments(a)		RAP Pro Forma
Investment Income
Dividends (net of foreign taxes withheld of $181,103 for RAP and $1,344 for RIF)	$2,191,159	$(438,232	)(b)	$1,752,927	$4,434,510	$1,782,684	(c)	$7,970,121

Expense
Advisory	722,466	(107,083	)(b)	615,383	824,197	21,326	(d)	1,460,906
Audit	59,754	—		59,754	61,947	(59,754	)(e)	61,947
Legal	91,311	—		91,311	92,502	(88,813	)(e)	95,000
Administrative	119,599	—		119,599	119,769	(119,599	)(e)	119,769
Compliance and internal audit	107,080	—		107,080	106,263	—		213,343
Custodian	119,942	(24,000	)(b)	95,942	83,168	(54,110	)(d)	125,000
Shareholder reporting	43,206	—		43,206	73,398	(16,604	)(e)	100,000
Trustees' fees and expenses	30,000	—		30,000	29,991	(29,991	)(e)	30,000
Preferred share remarketing and auction fees	—	—		—	66,215	—		66,215
Other	129,682	—		129,682	198,356	(27,171	)(e)	300,867

Total expenses	1,423,040	(131,083)		1,291,957	1,655,806	(374,716)		2,573,047
Interest expense	—	—		—	173,310	—		173,310

Total expenses after interest expense	1,423,040	(131,083)		1,291,957	1,829,116	(374,716)		2,746,357

Less: expense waived by the Advisor	(180,617)	26,771	(b)	(153,846)	—	153,846	(d)	—

Net expenses	1,242,423	(104,312)		1,138,111	1,829,116	(220,870)		2,746,357

Net investment income	948,736	(333,920)		614,816	2,605,394	2,003,554		5,223,764

Realized and unrealized gain (loss) on investment
Net realized gain (loss) on investments	446,081	—		446,081	(3,477,396)	—		(3,031,315)
Net realized gain on foreign currency transactions	37,149	—		37,149	—	—		37,149
Net change in unrealized appreciation/(depreciation on investments and foreign currency translations)	$6,942,149	$—		$6,942,149	$25,805,107	$—		$32,747,256

Net realized and unrealized gain on investments	7,425,379	—		7,425,379	22,327,711	—		29,753,090
Distributions to preferred shareholders from net investment income	—	—		—	(137,308)	—		(137,308)

Net increase in net assets attributable to common shares resulting from operations	$8,374,115	$(333,920)		$8,040,195	$24,795,797	$2,003,554		$34,839,546

Notes to Statement of Operations.

(a)
The pro forma adjustments assume the RAP self tender offer and the Reorganization occurred on January 1, 2010.

(b)
The adjustments represent the impact on RAP's investment income and certain operating expenses which are determined on sliding scale based on managed assets of the assumed liquidation of certain of RAP's Legacy Assets to fund RAP's self tender offer for 20% of its outstanding common shares.

(c)
The adjustment assumes RAP's Legacy Assets are liquidated and the net proceeds invested in real estate related securities in the United States with a yield (calculated as annualized dividend income from the portfolio of investments as a percentage of the value of the portfolio investments) at the same rate as RIF's portfolio investments, which as of June 30, 2011 was 5.8%.

(d)
Certain expenses, which are determined on a sliding scale based upon managed assets, have been adjusted to reflect the Reorganization.

(e)
Certain expenses have been reduced due to the expected elimination of duplicative services or other costs after the Reorganization.

Pro Forma Portfolio of Investments

        The following unaudited pro forma combined Portfolio of Investments has been derived from the Portfolio of Investments of RAP and RIF as of December 31, 2010, and such information has been adjusted to give effect to the Reorganization. The pro forma combined Portfolio of Investments is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if the Reorganization had occurred on December 31, 2010. The pro forma combined Portfolio of Investments should be read in conjunction with RAP's and RIF's audited financial statements and related notes thereto as of and for the year ended December 31, 2010, which are included in the Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 28, 2011, and incorporated by reference thereto in the Proxy Statement/Prospectus.

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Common Stocks—41%
United States of America—41%
Real Estate Investment Trusts—38%
Apartments—8%
American Campus Communities, Inc.	—	$—	12,000	$381,120	—	$—	—	$—	12,000	$381,120
Apartment Investment & Management Co.	—	—	28,745	742,771	—	—	—	—	28,745	742,771
Associated Estates Realty Corp.	—	—	115,800	1,770,582	—	—	—	—	115,800	1,770,582
AvalonBay Communities, Inc.	—	—	15,575	1,752,966	—	—	—	—	15,575	1,752,966
BRE Properties, Inc.	—	—	16,000	696,000	—	—	—	—	16,000	696,000
Colonial Properties Trust	—	—	34,800	628,140	—	—	—	—	34,800	628,140
Equity Residential	—	—	49,000	2,545,550	—	—	—	—	49,000	2,545,550
Essex Property Trust, Inc.	—	—	6,000	685,320	—	—	—	—	6,000	685,320
Home Properties, Inc.	—	—	5,000	277,450	—	—	—	—	5,000	277,450
Mid-America Apartment Communities, Inc.	—	—	20,100	1,276,149	—	—	—	—	20,100	1,276,149
UDR, Inc.	—	—	13,000	305,760	—	—	—	—	13,000	305,760

		—		11,061,808		—		—		11,061,808

Diversified—4%
Cousins Properties, Inc.	—	—	34,572	288,330	—	—	—	—	34,572	288,330
Digital Realty Trust, Inc.	—	—	4,000	206,160	—	—	—	—	4,000	206,160
DuPont Fabros Technology, Inc.	—	—	12,700	270,129	—	—	—	—	12,700	270,129
Entertainment Properties Trust	—	—	31,500	1,456,875	—	—	—	—	31,500	1,456,875
Lexington Realty Trust	—	—	112,558	894,836	—	—	—	—	112,558	894,836
Vornado Realty Trust	—	—	28,335	2,361,156	—	—	—	—	28,335	2,361,156
Washington Real Estate Investment Trust	—	—	18,000	557,820	—	—	—	—	18,000	557,820

		—		6,035,306		—		—		6,035,306

Free Standing—2%
Getty Realty Corp.	—	—	17,000	531,760	—	—	—	—	17,000	531,760
National Retail Properties, Inc.	—	—	96,900	2,567,850	—	—	—	—	96,900	2,567,850
Realty Income Corp.	—	—	4,300	147,060	—	—	—	—	4,300	147,060

		—		3,246,670		—		—		3,246,670

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Health Care—5%
Cogdell Spencer, Inc.	—	$—	31,655	$183,599	—	$—	—	$—	31,655	$183,599
HCP, Inc.	—	—	59,580	2,191,948	—	—	—	—	59,580	2,191,948
Health Care REIT, Inc.	—	—	6,200	295,368	—	—	—	—	6,200	295,368
Healthcare Realty Trust, Inc.	—	—	13,000	275,210	—	—	—	—	13,000	275,210
LTC Properties, Inc.	—	—	7,500	210,600	—	—	—	—	7,500	210,600
Medical Properties Trust, Inc.	—	—	185,520	2,009,182	—	—	—	—	185,520	2,009,182
Nationwide Health Properties, Inc.	—	—	47,654	1,733,652	—	—	—	—	47,654	1,733,652
OMEGA Healthcare Investors, Inc.	—	—	2,200	49,368	—	—	—	—	2,200	49,368

		—		6,948,927		—		—		6,948,927

Industrial—1%
AMB Property Corp.	—	—	10,000	317,100	—	—	—	—	10,000	317,100
DCT Industrial Trust, Inc.	—	—	88,600	470,466	—	—	—	—	88,600	470,466
EastGroup Properties, Inc.	—	—	8,500	359,720	—	—	—	—	8,500	359,720
First Potomac Realty Trust	—	—	5,000	84,100	—	—	—	—	5,000	84,100
ProLogis	—	—	45,000	649,800	—	—	—	—	45,000	649,800

		—		1,881,186		—		—		1,881,186

Lodging/Resorts—2%
Chatham Lodging Trust	—	—	17,049	294,095	—	—	—	—	17,049	294,095
Chesapeake Lodging Trust	—	—	1,000	18,810	—	—	—	—	1,000	18,810
DiamondRock Hospitality Co.	—	—	40,603	487,236	—	—	—	—	40,603	487,236
Hersha Hospitality Trust	—	—	230,583	1,521,848	—	—	—	—	230,583	1,521,848
LaSalle Hotel Properties	—	—	16,000	422,400	—	—	—	—	16,000	422,400
Pebblebrook Hotel Trust	—	—	7,411	150,592	—	—	—	—	7,411	150,592
Strategic Hotels & Resorts, Inc.(c)	—	—	45,750	242,018	—	—	—	—	45,750	242,018
Sunstone Hotel Investors, Inc.(c)	—	—	5,000	51,650	—	—	—	—	5,000	51,650
Supertel Hospitality, Inc.(c)	—	—	84,642	133,734	—	—	—	—	84,642	133,734

		—		3,322,383		—		—		3,322,383

Manufactured Home—1%
Sun Communities, Inc.	—	—	25,900	862,729	—	—	—	—	25,900	862,729

Mixed Office/Industrial—1%
Duke Realty Corp.	—	—	46,100	574,406	—	—	—	—	46,100	574,406
Gladstone Commercial Corp.	—	—	9,734	183,291	—	—	—	—	9,734	183,291
Liberty Property Trust	—	—	36,200	1,155,504	—	—	—	—	36,200	1,155,504

		—		1,913,201		—		—		1,913,201

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Mortgage—0%
Anworth Mortgage Asset Corp.	—	$—	7,300	$51,100	—	$—	—	$—	7,300	$51,100
MFA Financial, Inc.	—	—	39,950	325,992	—	—	—	—	39,950	325,992

		—		377,092		—		—		377,092

Office—6%
Alexandria Real Estate Equities, Inc.	—	—	15,000	1,098,900	—	—	—	—	15,000	1,098,900
BioMed Realty Trust, Inc.	—	—	21,000	391,650	—	—	—	—	21,000	391,650
Boston Properties, Inc.	—	—	2,500	215,250	—	—	—	—	2,500	215,250
Brandywine Realty Trust	—	—	145,100	1,690,415	—	—	—	—	145,100	1,690,415
Corporate Office Properties Trust	—	—	20,600	719,970	—	—	—	—	20,600	719,970
Franklin Street Properties Corp.	—	—	25,000	356,250	—	—	—	—	25,000	356,250
Highwoods Properties, Inc.	—	—	37,900	1,207,115	—	—	—	—	37,900	1,207,115
Kilroy Realty Corp.	—	—	1,600	58,352	—	—	—	—	1,600	58,352
Mack-Cali Realty Corp.	—	—	33,030	1,091,972	—	—	—	—	33,030	1,091,972
MPG Office Trust, Inc.(c)	—	—	24,000	66,000	—	—	—	—	24,000	66,000
Parkway Properties, Inc.	—	—	12,500	219,000	—	—	—	—	12,500	219,000
Piedmont Office Realty Trust, Inc.	—	—	6,000	120,840	—	—	—	—	6,000	120,840
SL Green Realty Corp.	—	—	14,900	1,005,899	—	—	—	—	14,900	1,005,899

		—		8,241,613		—		—		8,241,613

Regional Malls—4%
CBL & Associates Properties, Inc.	—	—	30,000	525,000	—	—	—	—	30,000	525,000
Glimcher Realty Trust	—	—	90,000	756,000	—	—	—	—	90,000	756,000
Pennsylvania Real Estate Investment Trust	—	—	55,000	799,150	—	—	—	—	55,000	799,150
Simon Property Group, Inc.	—	—	22,179	2,206,589	—	—	—	—	22,179	2,206,589
The Macerich Co.	—	—	16,966	803,679	—	—	—	—	16,966	803,679

		—		5,090,418		—		—		5,090,418

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shopping Centers—4%
Agree Realty Corp.	—	$—	1,199	$31,402	—	$—	—	$—	1,199	$31,402
Cedar Shopping Centers, Inc.	—	—	68,508	430,915	—	—	—	—	68,508	430,915
Developers Diversified Realty Corp.	—	—	20,000	281,800	—	—	—	—	20,000	281,800
Equity One, Inc.	—	—	20,000	363,600	—	—	—	—	20,000	363,600
Excel Trust, Inc.	—	—	20,000	242,000	—	—	—	—	20,000	242,000
Inland Real Estate Corp.	—	—	20,000	176,000	—	—	—	—	20,000	176,000
Kimco Realty Corp.	—	—	30,000	541,200	—	—	—	—	30,000	541,200
Kite Realty Group Trust	—	—	70,000	378,700	—	—	—	—	70,000	378,700
Ramco-Gershenson Properties Trust	—	—	62,000	771,900	—	—	—	—	62,000	771,900
Regency Centers Corp.	—	—	13,700	578,688	—	—	—	—	13,700	578,688
Tanger Factory Outlet Centers, Inc.	—	—	5,400	276,426	—	—	—	—	5,400	276,426
Urstadt Biddle Properties	—	—	9,800	190,610	—	—	—	—	9,800	190,610
Weingarten Realty Investors	—	—	35,000	831,600	—	—	—	—	35,000	831,600

		—		5,094,841		—		—		5,094,841

Storage—0%
Public Storage, Inc.	—	—	3,100	314,402	—	—	—	—	3,100	314,402
Sovran Self Storage, Inc.	—	—	5,000	184,050	—	—	—	—	5,000	184,050
U-Store-It Trust	—	—	15,000	142,950	—	—	—	—	15,000	142,950

		—		641,402		—		—		641,402

Total Real Estate Investment Trusts (Cost $46,393,989)		—		54,717,576		—		—		54,717,576

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Other—3%
Beazer Homes USA, Inc.(c)	—	$—	25,000	134,750	—	$—	—	$—	25,000	$134,750
Brookfield Properties Corp.	—	—	22,000	385,660	—	—	—	—	22,000	385,660
Carador PLC(d)	—	—	5,496,600	2,061,225	—	—	—	—	5,496,600	2,061,225
CB Richard Ellis Group, Inc.(e)	—	—	11,900	243,712	—	—	—	—	11,900	243,712
D.R. Horton, Inc.	—	—	47,000	560,710	—	—	—	—	47,000	560,710
Las Vegas Sands Corp.(e)	—	—	4,000	183,800	—	—	—	—	4,000	183,800
RadioShack Corp.	—	—	14,000	258,860	—	—	—	—	14,000	258,860
The St. Joe Co.(e)	—	—	5,000	109,250	—	—	—	—	5,000	109,250
Toll Brothers, Inc.(e)	—	—	10,000	190,000	—	—	—	—	10,000	190,000

Total Other (Cost $9,326,561)		—		4,127,967		—		—		4,127,967

Total United States of America (Cost $55,720,550)		—		58,845,543		—		—		58,845,543

Australia
Diversified
Charter Hall Group*	433,755	1,100,239	—	—	(82,842)	(210,133)	(350,913)	(890,106)	—	—
Dexus Property Group*	2,825,000	2,297,081	—	—	(539,544)	(438,717)	(2,285,456)	(1,858,364)	—	—
Mirvac Group*	1,335,714	1,673,557	—	—	(255,107)	(319,631)	(1,080,607)	(1,353,926)	—	—
Stockland*	1,065,000	3,921,416	—	—	(203,403)	(748,946)	(861,597)	(3,172,470)	—	—

		8,992,293		—		(1,717,427)		(7,274,866)		—

Office
Commonwealth Property Office Fund*	1,450,000	1,230,940	—	—	(276,934)	(235,096)	(1,173,066)	(995,844)	—	—
Goodman Group*	1,210,000	804,432	—	—	(231,096)	(153,637)	(978,904)	(650,795)	—	—
ING Office Fund*	1,600,000	908,247	—	—	(305,582)	(173,465)	(1,294,418)	(734,782)	—	—

		2,943,619		—		(562,198)		(2,381,421)		—

Retail
CFS Retail Property Trust*	128,500	231,317	—	—	(24,542)	(44,179)	(103,958)	(187,138)	—	—
Charter Hall Retail REIT*	210,000	631,477	—	—	(40,108)	(120,605)	(169,892)	(510,872)	—	—

+		862,794		—		(164,784)		(698,010)		—

Total Australia (Cost $12,277,122)		12,798,706		—		(2,444,409)		(10,354,297)		—

China
Diversified
Agile Property Holdings, Ltd.	1,249,000	1,847,918	—	—	(238,545)	(352,932)	(1,010,455)	(1,494,986)	—	—
China Overseas Land & Investment, Ltd.	581,000	1,076,369	—	—	(110,964)	(205,574)	(470,036)	(870,795)	—	—
China Resources Land, Ltd.	1,857,000	3,373,410	—	—	(354,666)	(644,283)	(1,502,334)	(2,729,127)	—	—
Shimao Property Holdings, Ltd.	971,500	1,467,349	—	—	(185,545)	(280,247)	(785,955)	(1,187,102)	—	—

Total China (Cost $8,265,385)		7,765,046		—		(1,483,036)		(6,282,010)		—

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Hong Kong
Diversified
Champion Real Estate Investment Trust*	2,800,000	$1,653,458	—	$—	(534,769)	$(315,792)	(2,265,231)	$(1,337,666)	—	$—
Great Eagle Holdings, Ltd.	645,000	2,008,157	—	—	(123,188)	(383,535)	(521,812)	(1,624,622)	—	—
Hongkong Land Holdings, Ltd.	770,000	5,559,400	—	—	(147,061)	(1,061,783)	(622,939)	(4,497,617)	—	—
Hysan Development Co., Ltd.	550,000	2,596,876	—	—	(105,044)	(495,974)	(444,956)	(2,100,902)	—	—
Kerry Properties, Ltd.	501,000	2,597,558	—	—	(95,685)	(496,104)	(405,315)	(2,101,454)	—	—
New World Development Co., Ltd.	17,262	32,468	—	—	(3,297)	(6,201)	(13,965)	(26,267)	—	—
Poly (Hong Kong) Investments, Ltd.	1,350,000	1,321,725	—	—	(257,835)	(252,435)	(1,092,165)	(1,069,290)	—	—
The Wharf (Holdings), Ltd.	98,000	753,963	—	—	(18,717)	(143,998)	(79,283)	(609,965)	—	—

		16,523,605		—		(3,155,822)		(13,367,783)		—

Hospitality
Sun Hung Kai Properties, Ltd.	599,000	9,910,380	—	—	(114,402)	(1,892,771)	(484,598)	(8,017,609)	—	—

Retail
The Link REIT*	595,000	1,848,658.00	—	—	(113,638)	(353,073.00)	(481,362)	(1,495,585.00)	—	—

Total Hong Kong (Cost $23,842,696)		28,282,643			—	(5,401,666)		(22,880,977)		—

Japan
Diversified
Daiwa House Industry Co., Ltd.	132,000	1,622,565	—	—	(25,211)	(309,892)	(106,789)	(1,312,673)	—	—
Mitsubishi Estate Co., Ltd.	264,500	4,906,232	—	—	(50,517)	(937,035)	(213,983)	(3,969,197)	—	—
Mitsui Fudosan Co., Ltd.	231,000	4,606,343	—	—	(44,118)	(879,760)	(186,882)	(3,726,583)	—	—
Sumitomo Realty & Development Co., Ltd.	56,000	1,337,406	—	—	(10,695)	(255,429)	(45,305)	(1,081,977)	—	—

		12,472,546		—		(2,382,116)		(10,090,430)		—

Office
Nippon Building Fund, Inc.*	238	2,441,852	—	—	(45)	(466,366)	(193)	(1,975,486)	—	—
Nomura Real Estate Office Fund, Inc.*	195	1,407,439	—	—	(37)	(268,805)	(158)	(1,138,634)	—	—

		3,849,291		—		(735,171)		(3,114,120)		—

Shopping Center
Aeon Mall Co. Ltd.	78,500	2,107,772	—	—	(14,993)	(402,561)	(63,507)	(1,705,211)	—	—

Total Japan (Cost $18,071,452)		18,429,609		—		(3,519,848)		(14,909,761)		—

Singapore
Diversified
Capitacommercial Trust*	1,650,000	1,928,546	—	—	(315,132)	(368,331)	(1,334,868)	(1,560,215)	—	—
CapitaLand, Ltd.*	1,367,000	3,951,822	—	—	(261,081)	(754,753)	(1,105,919)	(3,197,069)	—	—
Suntec Real Estate Investment Trust*	800,000	935,053	—	—	(152,791)	(178,585)	(647,209)	(756,468)	—	—

		6,815,421		—		(1,301,669)		(5,513,752)		—

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Industrial
Global Logistic Properties, Ltd.(e)	100,000	$168,309	—	$—	(19,099)	$(32,145)	(80,901)	$(136,164)	—	$—
Mapletree Logistics Trust*	1,526,460	1,147,804	—	—	(291,537)	(219,218)	(1,234,923)	(928,586)	—	—

		1,316,113		—		(251,363)		(1,064,750)		—

Retail
CapitaMall Trust*	1,034,000	1,571,122	—	—	(197,483)	(300,067)	(836,517)	(1,271,055)	—	—

Total Singapore (Cost $8,542,887)		9,702,656		—		(1,853,099)		(7,849,557)		—

Total Common Shares (Cost $126,720,092)		76,978,660		58,845,543		(14,702,058)		(62,276,602)		58,845,543

Preferred Stocks—34%
United States of America—34%
Real Estate Investment Trusts—34%
Apartments—1%
Apartment Investment & Management Co., Series U	—	—	20,000	502,000	—	—	—	—	20,000	502,000
Apartment Investment & Management Co., Series V	—	—	11,100	279,387	—	—	—	—	11,100	279,387
Apartment Investment & Management Co., Series Y	—	—	11,900	300,594	—	—	—	—	11,900	300,594
BRE Properties, Inc., Series D	—	—	7,400	179,450	—	—	—	—	7,400	179,450
UDR, Inc., Series G	—	—	63	1,554	—	—	—	—	63	1,554

		—		1,262,985		—		—		1,262,985

Diversified—5%
Cousins Properties, Inc., Series B	—	—	15,098	374,430	—	—	—	—	15,098	374,430
DuPont Fabros Technology, Inc., Series A	—	—	10,000	249,600	—	—	—	—	10,000	249,600
Entertainment Properties Trust, Series B	—	—	20,145	493,351	—	—	—	—	20,145	493,351
Entertainment Properties Trust, Series D	—	—	111,800	2,674,256	—	—	—	—	111,800	2,674,256
LBA Realty LLC, Series B	—	—	87,142	1,654,827	—	—	—	—	87,142	1,654,827
Lexington Realty Trust, Series B	—	—	27,750	700,687	—	—	—	—	27,750	700,687
Lexington Realty Trust, Series D	—	—	21,000	501,690	—	—	—	—	21,000	501,690
Vornado Realty Trust, Series E	—	—	15,400	380,380	—	—	—	—	15,400	380,380
Vornado Realty Trust, Series F	—	—	5,700	135,888	—	—	—	—	5,700	135,888

		—		7,165,109		—		—		7,165,109

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Free Standing—0%
National Retail Properties, Inc., Series C		$—	14,500	$361,340		$—		$—	14,500	$361,340

Health Care—1%
HCP, Inc., Series E	—	—	1,500	37,095	—	—	—	—	1,500	37,095
Health Care REIT, Inc., Series F	—	—	8,775	221,656	—	—	—	—	8,775	221,656

OMEGA Healthcare Investors Inc., Series D	—	—	55,000	1,432,200	—	—	—	—	55,000	1,432,200

		—		1,690,951		—		—		1,690,951
Industrial—0%
First Industrial Realty Trust, Series J	—	—	20,963	427,645	—	—	—	—	20,963	$427,645
Prologis Trust, Series G	—	—	6,800	155,992	—	—	—	—	6,800	155,992

		—		583,637		—		—		583,637

Lodging/Resorts—15%
Ashford Hospitality Trust, Series A	—	—	114,710	2,829,896	—	—	—	—	114,710	2,829,896
Ashford Hospitality Trust, Series D	—	—	32,000	758,400	—	—	—	—	32,000	758,400
Eagle Hospitality Properties Trust, Inc., Series A(c)	—	—	165,000	160,050	—	—	—	—	165,000	160,050
FelCor Lodging Trust, Inc., Series A(f)(g)	—	—	73,000	1,817,700	—	—	—	—	73,000	1,817,700
FelCor Lodging Trust, Inc., Series C(g)	—	—	111,539	2,766,167	—	—	—	—	111,539	2,766,167
Grace Acquisition I, Inc., Series B(c)	—	—	133,800	88,308	—	—	—	—	133,800	88,308
Grace Acquisition I, Inc., Series C(c)(d)	—	—	18,900	8,505	—	—	—	—	18,900	8,505
Hersha Hospitality Trust, Series A	—	—	155,500	3,879,725	—	—	—	—	155,500	3,879,725
LaSalle Hotel Properties, Series D	—	—	120,623	2,903,396	—	—	—	—	120,623	2,903,396
LaSalle Hotel Properties, Series E	—	—	51,300	1,277,370	—	—	—	—	51,300	1,277,370
LaSalle Hotel Properties, Series G	—	—	10,000	237,600	—	—	—	—	10,000	237,600
Strategic Hotels & Resorts, Inc., Series A(c)	—	—	12,900	307,536	—	—	—	—	12,900	307,536
Strategic Hotels & Resorts, Inc., Series B(c)	—	—	77,100	1,773,300	—	—	—	—	77,100	1,773,300
Sunstone Hotel Investors, Inc., Series A	—	—	145,000	3,567,000	—	—	—	—	145,000	3,567,000

		—		22,374,953		—		—		22,374,953

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Mixed Office/Industrial—1%
Duke Realty Corp., Series J	—	$—	10,000	$224,000	—	$—	—	$—	10,000	$224,000
Duke Realty Corp., Series N	—	—	4,500	110,475	—	—	—	—	4,500	110,475
Duke Realty Corp., Series O	—	—	20,100	531,243	—	—	—	—	20,100	531,243

		—		865,718		—		—		865,718

Mortgage—0%
MFA Financial, Inc., Series A	—	—	10,000	250,600	—	—	—	—	10,000	250,600
RAIT Financial Trust, Series C	—	—	19,369	358,327	—	—	—	—	19,369	358,327

		—		608,927		—		—		608,927

Office—4%
Alexandria Real Estate Equities, Inc., Series C	—	—	48,845	1,252,874	—	—	—	—	48,845	1,252,874
BioMed Realty Trust, Inc., Series A	—	—	18,350	458,934	—	—	—	—	18,350	458,934
DRA CRT Acquisition Corp., Series A	—	—	40,396	575,643	—	—	—	—	40,396	575,643
Hudson Pacific Properties, Inc., Series B	—	—	10,000	250,000	—	—	—	—	10,000	250,000
Kilroy Realty Corp., Series E	—	—	20,500	521,725	—	—	—	—	20,500	521,725
Kilroy Realty Corp., Series F	—	—	30,000	755,400	—	—	—	—	30,000	755,400
Parkway Properties, Inc., Series D	—	—	22,100	567,528	—	—	—	—	22,100	567,528
SL Green Realty Corp., Series D	—	—	38,500	974,050	—	—	—	—	38,500	974,050

		—		5,356,154		—		—		5,356,154

Regional Malls—3%
CBL & Associates Properties, Inc., Series D	—	—	50,000	1,181,000	—	—	—	—	50,000	1,181,000
Glimcher Realty Trust, Series F	—	—	56,300	1,418,760	—	—	—	—	56,300	1,418,760
Glimcher Realty Trust, Series G	—	—	60,100	1,470,046	—	—	—	—	60,100	1,470,046

		—		4,069,806		—		—		4,069,806

Shopping Centers—4%
Cedar Shopping Centers, Inc., Series A	—	—	129,649	3,258,079	—	—	—	—	129,649	3,258,079
Developers Diversified Realty Corp., Series H	—	—	32,000	756,800	—	—	—	—	32,000	756,800
Kimco Realty Corp., Series F	—	—	2,000	49,100	—	—	—	—	2,000	49,100
Kite Realty Group Trust, Series A	—	—	10,000	250,250	—	—	—	—	10,000	250,250
Regency Centers Corp., Series C	—	—	1,700	43,078	—	—	—	—	1,700	43,078
Regency Centers Corp., Series D	—	—	19,400	479,762	—	—	—	—	19,400	479,762
Regency Centers Corp., Series E	—	—	200	4,890	—	—	—	—	200	4,890
Weingarten Realty Investors, Series E	—	—	1,000	24,370	—	—	—	—	1,000	24,370
Weingarten Realty Investors, Series F	—	—	16,800	391,440	—	—	—	—	16,800	391,440

		—		5,257,769		—		—		5,257,769

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Storage—0%
Public Storage, Inc., Series X	—	$—	2,300	$56,281	—	$—	—	$—	2,300	$56,281

Total Real Estate Investment Trusts (Cost $51,321,593)		—	—	49,653,630		—		—		49,653,630

Other—0%
Corts-UNUM Provident Financial Trust	—	—	8,600	226,739	—	—	—	—	8,600	226,739

Total Preferred Stocks (Cost $51,543,903)		—		49,880,369		—		—		49,880,369

Investment Companies—1%
Blackrock Credit Allocation Income Trust	—	—	19,336	233,965	—	—	—	—	19,336	233,965
Cohen & Steers Infrastructure Fund, Inc.	—	—	17,911	294,099	—	—	—	—	17,911	294,099
Cohen & Steers Quality Income Realty Fund, Inc.	—	—	60,297	521,569	—	—	—	—	60,297	521,569
Eaton Vance Enhanced Equity Income Fund II	—	—	24,100	294,261	—	—	—	—	24,100	294,261
Nuveen Real Estate Income Fund	—	—	3,700	37,407	—	—	—	—	3,700	37,407
UltraShort Real Estate ProShares(c)	—	—	29,570	536,400	—	—	—	—	29,570	536,400

		—		1,917,701		—		—		1,917,701

P-Notes—0%
India
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12(h)	64,500	421,185	—	—	(12,319)	(80,442)	(52,181)	(340,743)	—	—
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13(h)	348,000	515,040	—	—	(66,464)	(98,367)	(281,536)	(416,673)	—	—

		936,225		—		(178,809)		(757,416)		—

Warrents—0%
Hong Kong
Henderson Land Development Co., Ltd., expiring 6/1/11(i) (Cost $0)	95,000	22,000	—	—	(18,136)	(4,200)	(76,864)	(17,800)	—	—

RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

	RAP Historical		RIF Historical		RAP Tender Offer Adjustments(a)		Reorganization Adjustments(b)		RAP Pro Forma
Company	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Short-Term Investments—1%
Money Market Funds—1%
Dreyfus Cash Management Fund, Institutional Shares, 0.14%(j) (Cost $963,295)	699,520	$699,52	963,295	$963,2950	(699,520)	$(699,520)	—	$—	963,295	$963,295

Total Investments (Cost $110,979,598)—77%		78,636,405		111,606,908		(15,584,587)		(63,051,818)		111,606,908

Investment in real estate related securities in the U.S. (42%)(b)		—		—		—		60,958,818		60,958,818
Other assets less liabilities—(6.0)%		(1,513,469)		(9,180,946)		—		—	—	(10,694,415)
Preferred Shares, at liquidation preference—(11%)		—		(16,675,000)		—		—	—	(16,675,000)

Net Assets applicable to common shareholders—100%		$77,122,936		$85,750,962		$(15,584,587)		$(2,093,000)		$145,196,311

Notes to Pro Forma Portfolio of Investments

*
The company is organized as a real estate investment trust as defined by the laws of its country of domicile.

(a)
The adjustments represent the impact of the sale of a pro rata portion of RAP's Legacy Assets to fund a self tender offer by RAP for 20% of its outstanding common shares at net asset value, including estimated tender offer expense ($125,000) and the estimated cost of liquidating RAP's Legacy Assets ($35,000).

(b)
The adjustments represent the impact of the liquidation of RAP's Legacy Assets, the distribution by RAP of the estimated undistributed taxable income ($1,140,000), the payment of the estimated Reorganization expenses ($850,000), the estimated cost of liquidating RAP's Legacy Assets, proceeds from the buyout of the remaining fee waiver by the Advisor ($42,000) and the investment of the net proceeds in real estate related securities in the United States.

(c)
As of December 31, 2010, this security had discontinued paying distributions.

  RMR Asia Pacific Real Estate Fund
  Pro Forma Portfolio of Investments—December 31, 2010 (unaudited) (Continued)

(d)	As of December 31, 2010, RIF held $2,069,730 of securities fair valued in accordance with policies adopted by the board of trustees, which represents 1.85% of the RIF's total investments. See Note A(4) to the financial statements.
(e)	Non-dividend paying security.
(f)	Convertible into common stock.
(g)	The security resumed paying dividends in January, 2011.
(h)
P-Notes are participation interest notes that are issued by banks or broker dealers and are designed to offer a return linked to particular underlying equity or debt securities, currencies or equity markets. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying securities, currencies or markets that they seek to replicate. There is additional counterparty risk associated with these investments because RAP is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. As a result, there can be no assurance that the trading price of P-Notes will equal the underlying value of the securities or markets that they seek to replicate.
(i)	As of December 31, 2010, this security had not paid a distribution.
(j)	Rate reflects 7 day yield as of December 31, 2010.

RMR Asia Pacific Real Estate Fund—Notes to Pro Forma Financial Statements, December 31, 2010 (Unaudited)

Note A

        RMR Asia Pacific Real Estate Fund, or RAP, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. RAP had no operations prior to June 16, 2009, other than matters relating to RAP's establishment, registration of common shares under the Securities Act of 1933, and the sale of a total of 5,000 common shares for $100,000 to RMR Advisors.

        RIF will merge into RAP, but the substantive effect of the Reorganization will be as if RAP had merged into RIF. In connection with the approval of the Reorganization by RAP's Board of Trustees, RAP's Board of Trustees approved changes in RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, will be identical to those of RIF. RAP will change its name to "RMR Real Estate Income Fund" and assume RIF's ticker symbol on the NYSE Amex. RIF will be the surviving fund in the Reorganization for accounting purposes and for purposes of presenting investment performance history.

Note B: Basis of Presentation

        The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of RIF with RAP.

        Under the terms of the Agreement and Plan of Reorganization, by operation of Delaware law the assets of RIF will be transferred to and the liabilities of RIF will be assumed by, RAP in exchange for common and preferred shares of RAP. The aggregate net asset value of RAP's common shares received by RIF common shareholders in the Reorganization will equal the aggregate net asset value of RIF's common shares on the valuation date for the Reorganization after giving effect to RIF's share of the costs of the Reorganization. The aggregate liquidation preference of the Reorganized Fund Preferred Shares received by RIF preferred shareholders in the Reorganization will equal the aggregate liquidation preference of RIF's outstanding preferred shares. The terms of the Reorganized Fund Preferred Shares, including the auction dates, rate period and dividend payment dates, will be identical to the terms of the RIF preferred shares, except in respect of the initial rate period for certain Reorganized Fund Preferred Shares. See "Proposals 1, 2 and 3: Reorganization Related Proposals—Additional Information About the Preferred Shares of the Funds—Initial Rate Periods for Reorganized Fund Preferred Shares" in the Proxy Statement/Prospectus. In connection with the Reorganization, RIF will assign the revolving credit facility with Wells Fargo to the Reorganized Fund. The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

        Provided the Reorganization is approved by RAP shareholders, RAP will commence a self tender offer for up to twenty percent (20%) of its outstanding shares at a price equal to its net asset value per share in order to provide RAP shareholders who do not desire an investment in a fund focused on the U.S. real estate sector an opportunity to exit their investment at net asset value prior to the consummation of the Reorganization. See "Risk Factors and Special Considerations—Risks Related to the Reorganization—Tender Offer Risk" in the Proxy Statement/Prospectus. The self tender offer will be at a price equal to RAP's net asset value per share as of the date purchases pursuant to the tender are effected. If the tender offer is oversubscribed, all shareholders seeking to have their shares repurchased may not have all of their shares repurchased by RAP and RAP will purchase a pro rata portion of each tendering shareholder's shares.

        The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of RAP and RIF at December 31, 2010. The unaudited pro forma statement of operations reflects the operation of RAP and RIF for the year ended December 31, 2010. Following the Reorganization, RIF will be the surviving fund for accounting purposes. In accordance with generally accepted accounting principles in the United States for investment companies, the historical cost of investment securities will be carried forward to RAP and the result of operations for pre-acquisition periods of RAP will not be restated. The fiscal year end for RAP and RIF is December 31.

        The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of RAP and RIF which have been incorporated by reference in the Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial position or results of operations would have been had the Reorganization taken place as or for the period presented or for any future date or period.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management of RAP and RIF to make estimates and assumptions that may affect the amounts presented in the unaudited pro forma financial statements. The actual results could differ from these estimates.

        The unaudited pro forma financial statements of RAP have been adjusted to reflect the anticipated investment income and operating expenses of the Reorganized Fund, assume that 20% of RAP's common shares are repurchased in a self tender offer prior to the consummation of the Reorganization and assume that RAP's Legacy Assets are liquidated and invested in securities with a yield (calculated as annualized dividend income from the portfolio of investments as a percentage of the value of the portfolio investments) at the same rate as RIF's portfolio of investments, which as of June 30, 2011 was 5.8%. Certain expenses, which are determined on a sliding scale based on managed assets, have been adjusted to reflect the Reorganization and other expenses have been adjusted to eliminate duplicative and nonrecurring services and costs. Other costs which may change as a result of the Reorganization are currently undeterminable. Actual results could differ from these estimates.

Note C: Portfolio Valuation

        Investment securities of RAP are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the NYSE (usually 4:00 p.m. eastern time).

        Investment securities of RIF are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by RIF at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using values provided by a pricing service.

        Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that RIF or RAP determines could affect the value of the foreign securities RIF or RAP owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect RIF's or RAP's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by RIF's and RAP's board of trustees.

        Any of the Funds' securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Funds at fair value as determined in good faith under the supervision of the Funds' boards of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair value.

Note D: Fair Value Measurements

        The Funds report the value of their securities at their fair value. Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Funds use observable market data when possible and otherwise use other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions we believe that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. This three-tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1—quoted prices in active markets for identical investments.

  •
  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3—significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

        The following is a summary of the inputs used as of December 31, 2010, in valuing RAP's investments:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia
Diversified	$8,992,293	$—	$—	$8,992,293
Office	2,943,619	—	—	2,943,619
Retail	862,794	—	—	862,794

Total Australia	12,798,706	—	—	12,798,706

China
Diversified	7,765,046	—	—	7,765,046

Total China	7,765,046	—	—	7,765,046

Hong Kong
Diversified	16,523,605	—	—	16,523,605
Hospitality	9,910,380	—	—	9,910,380
Retail	1,848,658	—	—	1,848,658

Total Hong Kong	28,282,643	—	—	28,282,643

Japan
Diversified	12,472,546	—	—	12,472,546
Office	3,849,291	—	—	3,849,291
Shopping Center	2,107,772	—	—	2,107,772

Total Japan	18,429,609	—	—	18,429,609

Singapore
Diversified	6,815,421	—	—	6,815,421
Industrial	1,316,113	—	—	1,316,113
Retail	1,571,122	—	—	1,571,122

Total Singapore	9,702,656	—	—	9,702,656

Total Common Stocks	76,978,660	—	—	76,978,660

P-Notes
India	936,225	—	—	936,225

Total P-Notes	936,225	—	—	936,225

Warrants
Hong Kong	22,000	—	—	22,000
Short-Term Investments
Money Market Funds	699,520	—	—	699,520

Total Investments	$78,636,405	$—	$—	$78,636,405

        When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates significantly from the previous day close, RAP believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of these securities at the time the U.S. market closes and RAP fair values its investment securities. In such circumstances, RAP reports holdings in its foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The types of inputs (Levels 1, 2 or 3) may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. During the year ended December 31, 2010, all securities were transferred from Level 2 to Level 1 because the securities were valued using quoted prices in active markets (Level 1) at December 31, 2010, while at December 31, 2009, the value of the securities were adjusted to fair values as determined by an independent pricing service due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE that resulted in their Level 2 classification.

        There were no investments in securities characterized as Level 3 as of December 31, 2009 or December 31, 2010 for RAP. During the year ended December 31, 2010, there were no transfers of investments for which we began or discontinued to use Level 3 inputs to measure value.

        The following is a summary of the types of inputs used as of December 31, 2010, in valuing RIF's investments:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate Investment Trusts
Apartments	$11,061,808	$—	$—	$11,061,808
Diversified	6,035,306	—	—	6,035,306
Free Standing	3,246,670	—	—	3,246,670
Health Care	6,948,927	—	—	6,948,927
Industrial	1,881,186	—	—	1,881,186
Lodging/Resorts	3,322,383	—	—	3,322,383
Manufactured Home	862,729	—	—	862,729
Mixed Office/Industrial	1,913,201	—	—	1,913,201
Mortgage	377,092	—	—	377,092
Office	8,241,613	—	—	8,241,613
Regional Malls	5,090,418	—	—	5,090,418
Shopping Centers	5,094,841	—	—	5,094,841
Storage	641,402	—	—	641,402

Total Real Estate Investment Trusts	54,717,576	—	—	54,717,576

Other	2,066,742	—	2,061,225	4,127,967

Total Common Stocks	56,784,318	—	2,061,225	58,845,543

Preferred Stocks
Real Estate Investment Trusts
Apartments	1,262,985	—	—	1,262,985
Diversified	7,165,109	—	—	7,165,109
Free Standing	361,340	—	—	361,340
Health Care	1,690,951	—	—	1,690,951
Industrial	583,637	—	—	583,637
Lodging/Resorts	22,366,448	8,505	—	22,374,953
Mixed Office/Industrial	865,718	—	—	865,718
Mortgage	608,927	—	—	608,927
Office	5,356,154	—	—	5,356,154
Regional Malls	4,069,806	—	—	4,069,806
Shopping Centers	5,257,769	—	—	5,257,769
Storage	56,281	—	—	56,281

Total Real Estate Investment Trusts	49,645,125	8,505	—	49,653,630

Other	226,739	—	—	226,739

Total Preferred Stocks	49,871,864	8,505	—	49,880,369

Investment Companies	1,917,701	—	—	1,917,701
Short-Term Investments
Money Market Funds	963,295	—	—	963,295

Total Investments	$109,537,178	$8,505	$2,061,225	$111,606,908

        RIF utilized broker quotes, issuer company financial information and other market indicators to value the securities whose prices were not readily available. The types of inputs (Level 1, 2 or 3) used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $736,693 were transferred from Level 2 to Level 1 as market prices were available on December 31, 2010.

        The following is an analysis of the change in value of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance, as of December 31, 2009	$1,311,905
Transfers into Level 3	—
Securities sold	(359,995)
Total realized gains	9,994
Changes in unrealized appreciation/(depreciation)	1,099,321
Ending balance, as of December 31, 2010	$2,061,225

        During the year ended December 31, 2010, there were no transfers of investments for which we began or discontinued to use Level 3 inputs to measure value.

Note E: Capital Shares

        The pro forma number of common shares of RAP that would be issuable by RAP in connection with the Reorganization was calculated by dividing the net assets attributable to common shares of RIF at December 31, 2010, by the pro forma net asset value per share of RAP at December 31, 2010. The actual number of RAP common shares to be issued in the Reorganization will depend upon the actual net asset values attributable to the common shares of RAP and RIF on the valuation date for the Reorganization and the costs of the Reorganization actually borne by RAP and RIF.

Note F: Federal Income Taxes

        If the Reorganization is consummated, RAP would seek to continue to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, RAP may be subject to a 4% excise tax to the extent it does not distribute substantially all taxable earnings.

Note G: Distributable Earnings

        RAP earns income, net of expenses, daily on its investments. It is the general policy of RAP to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Certain of RAP's investments are in real estate companies characterized as passive foreign investment companies, or PFICs, for U.S. federal income tax purposes. For U.S. federal income tax purposes, RAP is required to mark its PFIC investments to current market value at the end of each year and to recognize the resulting unrealized gain as ordinary income. As a result, PFIC investments may cause RAP to recognize and distribute taxable income without a corresponding receipt of cash. RAP recognized PFIC mark to market income for federal tax purposes of $2,643,742 for the year ended December 31, 2010. Distributions to shareholders are recorded on the ex-dividend date. RAP's distributions may consist of ordinary income (net investment income, PFIC mark to market adjustments and short term capital gains), long term capital gains and return of capital. To the extent RAP's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of RAP not to distribute such gains.

        RIF has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that RIF receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to RIF. RIF has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. RIF has included in its

"net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. RIF has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital.

        The classifications of distributions received from RAP's and RIF's investments for the year ended December 31, 2010 were as follows:

	RAP	RIF
Ordinary income	$2,191,159	$4,387,481
Capital gain income	—	393,318
Return of capital	—	1,543,336

Total distributions received	$2,191,169	$6,324,135

Note H: RAP Foreign Currency Transactions

        The accounting records of RAP are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

        RAP does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on RAP's accounting records and the U.S. dollar equivalent amounts actually received or paid.

        Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

APPENDIX B—RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

        The ratings of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Ratings, Inc. represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

STANDARD & POOR'S CORPORATE BOND RATINGS:

        AAA—Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

        A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

        BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

        BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB—Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B—Bonds rated B are more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC—Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC—Bonds rated CC are currently highly vulnerable to nonpayment.

        C—A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying dividends.

        CI—The rating CI is reserved for income bonds on which no interest is being paid.

        D—Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) Minus (-)—The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS:

        A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2—Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

        A-3—Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

        B—Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C—A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D—A short-term obligation rated 'D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

        Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa—Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca—Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C—Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        MODIFIERS—Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

        Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

  •
  Leading market positions in well-established industries.

  •
  High rates of return on funds employed.

  •
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  •
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  •
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3—Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Note:    A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS:

        AAA:    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

        AA:    Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+".

        A:    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB:    Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

        NR:    Indicates that Fitch does not rate the specific issue.

        Withdrawn:    A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

        Rating Watch:    Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS:

        BB:    Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

        B:    Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

        CCC:    Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

        CC:    Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C:    Bonds are in imminent default in payment of interest or principal.

        DDD, DD, and D:    Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below "CCC".

        NR:    Indicates that Fitch does not rate the specific issue.

        Conditional:    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS:

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F1:    Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+".

        F2:    Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1" ratings.

        F3:    Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        C:    High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

        D:    Default. Issues assigned this rating are in actual or imminent payment default.

* * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Funds are dependent on the Advisor's judgment, analysis and experience in the evaluation of such bonds. Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

APPENDIX C—FORM OF AGREEMENT AND PLAN OF REORGANIZATION

C-1

APPENDIX D—FORM OF PAYMENT AGREEMENT

D-1

APPENDIX E—BYLAWS

E-1

PART C: OTHER INFORMATION

Item 15.    Indemnification.

        Under the Registrant's declaration of trust, at the discretion of the Registrant's Board of Trustees, the Registrant's Trustees and officers may be indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. The Registrant has entered into indemnification agreements with its Trustees and officers providing that the Registrant will indemnify such Trustees and officers to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or Trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.

Exhibit No.			Description of Exhibit
(1)			Amended and Restated Agreement and Declaration of Trust of the Registrant dated March 26, 2009(1)

(2)			Amended and Restated Bylaws of the Registrant, dated February 22, 2010(2)

(3)			Not applicable

(4)			Form of Agreement and Plan of Reorganization(3)

(5)			Specimen Share Certificate for Common Shares(4)

(6)
	(a	)	Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.(4)

	(b	)	Form of Investment Subadvisory Agreement among the Registrant, RMR Advisors, Inc. and MacarthurCook Investment Managers Limited(2)

(7)			Not applicable

(8)			Not applicable

(9)			Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company(4)

(10)			Not applicable

(11)			Opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP(3)

Exhibit No.			Description of Exhibit

(12)			Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP(3)

(13)
	(a	)	Form of Transfer Agency Services Agreement between the Registrant and Wells Fargo Bank, N.A.(4)

	(b	)	Form of Administration Agreement between the Registrant and RMR Advisors, Inc.(4)

	(c	)	Form of Subadministration Agreement between RMR Advisors, Inc. and State Street Bank and Trust Company(4)

	(d	)	Form of DTC Letter of Representations(3)

	(e	)	Form of Auction Agency Agreement with The Bank of New York Mellon with respect to Registrant's Preferred Shares(3)

	(f	)	Form of Broker-Dealer Agreement with respect to Registrant's Preferred Shares(4)

	(g	)	Wells Fargo Credit Agreement(3)

(14)			Consent of independent registered public accounting firm for the Registrant(3)

(15)			Not applicable.

(16)			Power of Attorney, dated June 1, 2011—filed herewith

(17)
	(a	)	Form of Payment Agreement(3)

	(b	)	Joint Code of Ethics of the Registrant's Investment Advisor and the Funds—filed herewith

	(c	)	Code of Ethics of MacarthurCook Investment Managers Limited(3)

	(d	)	Form of Proxy for RAP Common Shareholders—filed herewith

(1)
Included in the Statement of Additional Information, contained in the Registrant's registration statement on Form N-2, filed on March 30, 2009.

(2)
Filed as an exhibit to the Registrant's Form N-SAR, filed on February 26, 2010.

(3)
To be filed by further amendment.

(4)
Filed as an exhibit to the Registrant's Form N-2, filed on March 30, 2009.

Item 17.    Undertakings.

        (1)   The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2)   The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton and Commonwealth of Massachusetts on the 29th day of July, 2011.

RMR ASIA PACIFIC REAL ESTATE FUND
By:	/s/ KAREN JACOPPO-WOOD
	Name:	Karen Jacoppo-Wood
	Title:	Vice-President

        As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Adam D. Portnoy		President and Trustee	July 29, 2011
* Mark L. Kleifges		Treasurer and Chief Financial Officer	July 29, 2011
* Barry M. Portnoy		Trustee	July 29, 2011
* Jeffrey P. Somers		Trustee	July 29, 2011
* John L. Harrington		Trustee	July 29, 2011
* Arthur G. Koumantzelis		Trustee	July 29, 2011
*By:	/s/ KAREN JACOPPO-WOOD	Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.			Description of Exhibit

(16)			Power of Attorney, dated June 1, 2011

(17)	(b	)	Joint Code of Ethics of the Registrant's Investment Advisor and the Funds

	(d	)	Form of Proxy for RAP Common Shareholders